UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I
(Exact name of registrant as specified in charter)

245 Park Avenue
New York, NY 10167
(Address of principal executive offices) (Zip code)

Stephen M. Benham
245 Park Avenue
New York, NY 10167
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2005 through October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT OCTOBER 31, 2006

JPMorgan Funds

International

Equity

Funds

JPMorgan Asia Equity Fund
JPMorgan Emerging Markets Equity Fund
JPMorgan International Equity Fund
JPMorgan International Equity Index Fund
JPMorgan International Growth Fund
JPMorgan International Opportunities Fund
JPMorgan International Value Fund
JPMorgan Intrepid European Fund
JPMorgan Intrepid International Fund
JPMorgan Japan Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Asia Equity Fund	2
JPMorgan Emerging Markets Equity Fund	4
JPMorgan International Equity Fund	6
JPMorgan International Equity Index Fund	8
JPMorgan International Growth Fund	10
JPMorgan International Opportunities Fund	12
JPMorgan International Value Fund	14
JPMorgan Intrepid European Fund	16
JPMorgan Intrepid International Fund	18
JPMorgan Japan Fund	20
Schedules of Portfolio Investments	22
Financial Statements	68
Financial Highlights	92
Notes to Financial Statements	112
Report of Independent Registered Public Accounting Firm	125
Trustees	126
Officers	128
Schedule of Shareholder Expenses	130
Board Approval of Investment Advisory Agreements	134
Tax Letter	138

HIGHLIGHTS

•	Domestic markets lagged international markets

•	Emerging markets continued to outpace their developed counterparts

•	The utilities and materials sectors were especially strong during the period

•	Asia Pacific and especially China and India remain drivers of global growth

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
NOVEMBER 15, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan International Equity Funds. Inside, you’ll find information detailing the performance of the Funds for the periods ended October 31, 2006, along with reports from the portfolio managers.

“Attractive valuations across Europe and robust M&A activity lend support to our belief that the conditions are in place for further performance from the equity markets.”

International equities continue to outpace the domestic market

International equity markets, as measured by the MSCI EAFE Index, had a very strong showing during the period, posting a return of 27.3%. Domestic markets lagged international markets once again, with the S&P 500 Index returning 16.3% over the same period.

Generally, favorable economic conditions, solid corporate earnings and a surge in merger-and-acquisition (M&A) activity propelled the MSCI EAFE Index to a 13.7% gain in the first four months of the year. In May, however, concerns about inflation and rising interest rates triggered a pullback as investors’ appetite for risk suddenly diminished.

Despite a setback in the second quarter, emerging markets continued to outpace their developed counterparts for the period, posting an impressive return of 35%. Europe surprised to the upside while Japan disappointed as negative sentiment and concern regarding the domestic recovery weighed on returns. More specifically, Japanese financials struggled due to the country’s economic uncertainty and threat of a harsher regulatory environment. Elsewhere, recent strength in the U.K., driven by a recovery in economic activity and resurgence in housing, led to performance in line with the broader market over the period. The utilities and materials sectors were especially strong, gaining 43% and 39%, respectively, fuelled by European M&A activity and anticipation of strong earnings. In contrast, energy was a notable laggard as oil prices fell from their highs.

Outlook

As oil prices continue to trade at significantly lower levels, despite rhetoric from OPEC on defending the price, the market has maintained its strong performance. With lower energy prices, our concerns about inflation remain benign, creating a strong case for investing in equities. While European and Japanese monetary conditions may continue to tighten, it is clear that, with real interest rates below norms, global liquidity looks supportive of future growth. Attractive valuations across Europe and robust M&A activity lends support to our belief that the conditions are in place for further performance from the equity markets. Asia Pacific and especially China and India remain drivers of global growth.

If our base case of moderating U.S. growth but ongoing expansion in the European, Japanese and Asian economies comes to pass, then the outlook for global equities should remain relatively attractive. Estimates for corporate profit growth in the U.S. have been declining a little in recent months but, at current levels, the market is still not expensive. More attractive is the outlook for markets outside of the U.S., which have flat-to-rising earnings estimates and valuation discounts to the U.S.

On behalf of all of us at JPMorgan Asset Management, thank you for the continued confidence and trust you have placed in us. We look forward to serving your investment needs for many years to come.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   1

JPMorgan Asia Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	November 1, 2001
Fiscal Year End	October 31
Net Assets as of 10/31/2006
(In Thousands)	$297,631
Primary Benchmark	MSCI All Country Far East (ex Japan) Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Asia Equity Fund, which seeks total return from long-term capital growth, returned 26.95% (Class A Shares, no sales charge) for the 12 months ended October 31, 2006, compared to a 33.00% return (in U.S. dollars) for the MSCI All Country Far East (ex Japan) Index.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Asian markets were strong despite being at the mercy of volatile hopes and fears centered on the U.S. Federal Reserve’s (Fed) interest rate policy, and concerns about slowing U.S. consumption and rising oil prices. Near the end of the period, market sentiment moved rapidly toward anticipation of potential rate cuts, oil prices fell, and the picture remained positive in Asia, helped by the recovery in Europe, Japan and increased regional domestic demand.

China and India’s importance as drivers of regional Asian economic growth became increasingly apparent during the period, supporting substantial gains in local stock markets. The Chinese economy continued to expand by 9–10%, with capital and infrastructure spending a notable feature of the boom. Furthermore, the Chinese government successfully prevented the economy from overheating in certain sectors, improving investor confidence in its economic management credentials.

The majority of the Fund’s relative underperformance can be attributed to poor stock selection, primarily in Hong Kong and China. The Fund was significantly overweight in three stocks in particular, which fell sharply over the time period and accounted for approximately half of the total underperformance.

Among the largest detractors at the stock level was Techtronic Industries, the Hong Kong mid-sized power tool manufacturer with sales linked to the U.S. housing cycle. Techtronic’s stock price fell substantially as the slowing U.S. housing market caused a drop in orders from some of its largest customers. The Fund’s overweight in Lenovo Group, a Chinese electronics company, also hurt performance significantly, as investors were concerned that Lenovo may have difficulties integrating the personal computer manufacturing business recently acquired from IBM. In Korea, the Fund was overweight in LG Chemical, the Korean bulk chemical company. LG Chemical’s stock price fell both as it was forced to compete with Chinese rivals, and as rising oil price-related input prices further reduced profitability.

Among the top contributors were China Life Insurance Co., CapitaLand and Keppel Land. Sales of financial service products surged in companies selling to China’s rising middle class such as China Life. In Singapore, real estate holdings, such as CapitaLand and Keppel Land, benefited from rising asset prices. Having been relatively low, commercial real estate prices are rising due to both local demand and foreign financial firms using the city-state as a base for regional operations.

Q:	HOW WAS THE FUND MANAGED?

A:	Portfolio strategy remains broad as it was throughout the period. The Fund overweights stocks in countries exposed to regional domestic demand. It is overweight in China, India, Indonesia and Singapore, with an emphasis on consumer, infrastructure and asset reflation stocks. It remains underweight in countries that are largely dependent on exports, such as Korea and Taiwan.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Samsung Electronics Co., Ltd. (South Korea)	6.3%
2.	Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	3.5
3.	MediaTek, Inc. (Taiwan)	3.3
4.	HON HAI Precision Industry Co., Ltd. (Taiwan)	2.8
5.	Hyundai Mobis (South Korea)	2.8
6.	Bank of Communications Co., Ltd., Class H (China)	2.5
7.	China Life Insurance Co., Ltd. (China)	2.5
8.	Keppel Land Ltd. (Singapore)	2.4
9.	SembCorp Industries Ltd. (Singapore)	2.4
10.	POSCO (South Korea)	2.3

PORTFOLIO COMPOSITION**

South Korea	23.1%
Taiwan	18.4
Hong Kong	17.4
China	15.9
Singapore	11.0
Indonesia	8.8
United Kingdom	1.4
Malaysia	1.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based on net assets as of October 31, 2006. The Fund’s composition is subject to change.

2   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/01
Without Sales Charge		26.95%	16.45%	13.32%
With Sales Charge*		20.30	14.39	12.10
SELECT CLASS SHARES	6/28/02	27.30	16.76	13.57
INSTITUTIONAL CLASS SHARES	6/28/02	27.52	16.92	13.72

*	Sales Charge for Class A Shares is 5.25%.

LIFE OF FUND PERFORMANCE (11/01/01 TO 10/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2001.

Returns for the Institutional Class and Select Class Shares prior to their inception date are based on the performance of the Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Asia Equity Fund, MSCI All Country Far East (ex Japan) Index and Lipper Pacific Region (ex Japan) Funds Index from November 1, 2001 to October 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI All Country Far East (ex Japan) Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Pacific Region (ex Japan) Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI All Country Far East (ex Japan) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Far East, excluding Japan. The Lipper Pacific Region (ex Japan) Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   3

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	November 15, 1993
Fiscal Year End	October 31
Net Assets as of 10/31/2006
(In Thousands)	$392,181
Primary Benchmark	MSCI Emerging Markets Equity Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Emerging Markets Equity Fund, which seeks to provide a high total return from a portfolio of equity securities from emerging markets issuers, returned 35.14% (Institutional Class Shares) for the 12 months ended October 31, 2006, compared to a 35.42% return (in U.S. dollars) of the MSCI Emerging Markets Equity Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Emerging markets stocks performed strongly during the period, driven by robust commodity prices. Although commodity prices had moderated in the last few months, this sector remained a dominant theme in emerging markets over the 12 months. Other leading sectors among emerging markets equities were industrials, financials and materials.

Among the largest detractors from performance was Israel-based Teva Pharmaceutical, whose stock has been hurt by bearish market consensus, led by concerns about increasing competition and pricing pressure in the generic pharmaceutical industry. Another detractor was our holding in South African telecom company MTN Group. During 2006, uncertainties about the current acquisition of Middle East-based Investcom prompted some weakness due to geopolitical concerns. Not holding Indian petrochemical exploration and production company Reliance Industries detracted from returns. Both energy and Indian stocks have been top performers in the past year so, while valuations appeared rich, the stock has continued to surge ahead. Not holding China Life Insurance detracted as the company posted strong returns driven by the growth of the Chinese economy and domestic demand.

Among the top contributors was Argentine steel pipe provider Tenaris. As a component provider to energy companies, the stock benefited from energy company profitability. In Korea, Shinsegae Co., which has a leading market share in discount stores at 33% with around 60 stores, benefited from solid retail growth and consumption demand. In Mexico, wireless company America Movil had above-average growth in subscribers and profitability, which drove stock performance. Russian national bank Sberbank was boosted by profits and surplus from the Russian energy sector, elevating shares of the financial company to new highs.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund is an active, concentrated strategy in which portfolio construction is focused on the highest conviction ideas, which are found at the stock level. The Fund holds approximately 60 of the most promising investment opportunities identified by our worldwide network of analysts. The index is then used as a benchmark against which risk exposures can be monitored and managed. Security weightings are determined by a bottom-up stock selection process. Both sector and country weightings are residuals of stock selection.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Samsung Electronics Co., Ltd. (South Korea)	6.0%
2.	Petroleo Brasileiro S.A. ADR (Brazil)	5.6
3.	America Movil S.A. de C.V. ADR (Mexico)	4.6
4.	Shinsegae Co., Ltd. (South Korea)	3.3
5.	Housing Development Finance Corp. (India)	3.2
6.	Cia Vale do Rio Doce ADR (Brazil)	3.1
7.	HON HAI Precision Industry Co., Ltd. (Taiwan)	2.8
8.	Bharti Airtel Ltd. (India)	2.7
9.	Orascom Telecom Holding SAE (Egypt)	2.5
10.	Banco Itau Holding Financeira S.A. (Brazil)	2.5

PORTFOLIO COMPOSITION**

South Korea	20.0%
Brazil	14.0
South Africa	11.0
Mexico	9.2
India	7.8
Taiwan	7.0
Russia	5.4
Hong Kong	4.8
Turkey	3.1
Egypt	2.5
Indonesia	2.5
Hungary	1.7
Argentina	1.5
Austria	1.4
Israel	1.3
Chile	1.1
Other (less than 1.0%)	1.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based on net assets as of October 31, 2006. The Fund’s composition is subject to change.

4   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		34.50%	27.00%	6.93%
With Sales Charge*		27.42	25.66	6.36
CLASS B SHARES	9/28/01
Without CDSC		33.94	26.48	6.68
With CDSC**		28.94	26.32	6.68
CLASS C SHARES	2/28/06
Without CDSC		33.94	26.48	6.68
With CDSC***		32.94	26.48	6.68
SELECT CLASS SHARES	9/10/01	34.85	27.37	7.06
INSTITUTIONAL CLASS SHARES	11/15/93	35.14	27.74	7.38

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (10/31/96 TO 10/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 15, 1993 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Emerging Markets Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, MSCI Emerging Markets Equity Index and Lipper Emerging Markets Funds Index from October 31, 1996 to October 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Equity Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Equity Index is a replica (or model) of the world’s emerging market equity markets. The Lipper Emerging Markets Funds Index describes the average total returns for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   5

JPMorgan International Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	October 31
Net Assets as of 10/31/2006
(In Thousands)	$4,327,463
Primary Benchmark	MSCI EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Fund, which seeks total return from long-term capital growth and income, returned 25.66% (Select Class Shares) for the 12 months ended October 31, 2006, compared to the 27.52% return (in U.S. dollars) of the MSCI EAFE Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Global equities rose robustly during the period, with international markets outperforming the U.S. Corporate earnings globally have been impressive as the fall in energy prices possibly has eased the future operating burden on global businesses and helped tame the threat of inflation. The biggest gains were in Europe, aided by strong economic data and attractive valuations. Large-cap stocks comfortably outperformed small caps, and lower quality and value continued to outpace higher quality and growth companies.

Following a brief respite in 2005, value has resumed its dominance of growth as reflected by the outperformance of the MSCI EAFE Value index (31% vs. 24%, for the year ended October 31, 2006). The Fund’s bias towards high quality and growth has hindered short-term performance versus the core benchmark. From a regional perspective, disappointing performance came from Europe (ex-U.K.), where stock selection detracted from relative returns, while the U.K. aided returns the most. At the sector level, energy and consumer staples contributed, while industrials and utilities held back returns.

In Japan, Credit Saison, the Japanese financial services company, lowered returns on fears that the ruling party would cap rates charged to customers. On a positive note, British Land, the U.K. real estate company, contributed as the U.K. real estate market continued to drive company profits. Office rents in 2006 have risen at the fastest pace since 2001, particularly in London, where most of British Land’s office properties are located.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund seeks to identify large-cap, high-quality com-panies with robust growth profiles. We define quality companies as those with high returns on equity, sustainable earnings and healthy balance sheets. With energy prices at lower levels, our concerns on inflation remain benign, creating a strong case for investing in equities. Global growth remains robust, pricing pressures are peaking, interest rates in the U.S. appear to have stabilized and the profit cycle looks more resilient than many had thought. While European and Japanese monetary conditions may continue to tighten, it is clear that, with real interest rates below historical standards, global liquidity conditions are supportive of future growth. We remain focused on large-cap securities reflecting the relative attractiveness of their valuations, and continue to view many emerging markets opportunities as fully valued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Total S.A. (France)	3.9%
2.	HSBC Holdings plc (United Kingdom)	3.5
3.	ENI S.p.A. (Italy)	2.9
4.	Tesco plc (United Kingdom)	2.3
5.	GlaxoSmithKline plc (United Kingdom)	2.3
6.	UBS AG (Switzerland)	2.3
7.	Vodafone Group plc (United Kingdom)	2.1
8.	Barclays plc (United Kingdom)	1.9
9.	Novartis AG (Switzerland)	1.9
10.	BNP Paribas (France)	1.9

PORTFOLIO COMPOSITION**

United Kingdom	24.5%
Japan	21.9
France	13.6
Switzerland	11.2
Italy	5.6
Germany	4.3
Netherlands	4.2
Spain	2.2
Brazil	1.9
Belgium	1.8
Australia	1.7
Sweden	1.5
Finland	1.3
Hong Kong	1.2
Other (less than 1.0%)	2.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based on net assets as of October 31, 2006. The Fund’s composition is subject to change.

6   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		25.32%	13.50%	7.83%
With Sales Charge*		18.73	12.28	7.25
CLASS B SHARES	2/28/02
Without CDSC		24.57	12.93	7.56
With CDSC**		19.57	12.68	7.56
CLASS C SHARES	1/31/03
Without CDSC		24.57	12.92	7.56
With CDSC***		23.57	12.92	7.56
R CLASS SHARES	5/15/06	25.78	13.90	8.02
SELECT CLASS SHARES	1/1/97	25.66	13.88	8.02

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (10/31/96 TO 10/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 1, 1997.

The performance data for the Select Class Shares includes the performance of a common trust fund for periods prior to the commencement of operations of the Fund on January 1, 1997. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.

Returns for Class A, Class B and R Class Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, MSCI EAFE Index, Lipper International Funds Index and Lipper International Large-Cap Core Funds Index from October 31, 1996 to October 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australasia, Far East) Index is a replica (or model) of the world’s equity markets, excluding the U.S. and Canada. The Lipper International Funds Index and Lipper International Large-Cap Core Funds Index represent the total returns of the funds in the indicated categories, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   7

JPMorgan International Equity Index Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	October 28, 1992
Fiscal Year End	October 31
Net Assets as of 10/31/2006 (In Thousands)	$1,369,838
Primary Benchmark	MSCI EAFE GDP Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Index Fund, which seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index, returned 8.60% (Select Class Shares) for the four-month period ended October 31, 2006, the Fund’s new fiscal year-end. This compared to a return of 8.22% (in U.S. dollars) for its benchmark, the MSCI EAFE GDP Index.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Although both international and U.S. equity markets were strong during the four-month period, international stocks lagged the U.S. During this period, the MSCI EAFE Index had a return of 7.97%. The Fund’s off-benchmark exposure to emerging market stocks and the outperformance of emerging markets relative to developed markets over the period contributed to the positive return. The Fund is permitted to invest up to 10% in emerging markets.

On a long-term basis, the MSCI EAFE GDP Index has outperformed the MSCI EAFE Index, supporting our choice of the former as a benchmark because its weighting scheme is tied more to earnings potential than to market capitalization. Over the five- and 10-year periods, the MSCI EAFE GDP has outperformed MSCI EAFE at an annual rate of 0.99% and 1.71%, respectively.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was well diversified for the period, with approximately 1,200 developed country stocks and approximately 200 emerging country stocks. At the end of the period, the Fund had the following weights within developed markets: Continental Europe, 59.79%; Japan, 22.62%; the U.K., 11.51%; and Asia ex-Japan, 6.08%. The emerging markets exposure had a weighting of 8.35%, consisting of 14 countries with representation among major emerging market regions. The Fund’s emerging markets exposure is constructed so that countries are about equally weighted, with periodic rebalancing to return to this weighting. A combination of exchange-traded funds and futures were used to equitize marginal cash balances. At the end of the period, the Fund held a liquidity reserve of 1.35% of which 0.66% was in futures contracts and the rest was held in cash and cash equivalents (such as T-Bills). Annual portfolio turnover was close to 10% for recent periods, consistent with a tax-efficient strategy. The Fund continues to closely track its internal benchmark consistent with the index strategy and will continue to be managed in a tax-efficient manner, providing broad passive international exposure for U.S. investors. We continue to believe that our custom index will outperform the conventional EAFE index over the long-term.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	ENI S.p.A. (Italy)	1.4%
2.	Total S.A. (France)	1.3
3.	Toyota Motor Corp. (Japan)	1.3
4.	Banco Santander Central Hispano S.A. (Spain)	1.2
5.	Allianz SE (Registered) (Germany)	1.2
6.	Siemens AG (Germany)	1.2
7.	E.ON AG (Germany)	1.2
8.	Deutsche Bank AG (Germany)	1.0
9.	Banco Bilbao Vizcaya Argentaria S.A. (Spain)	0.9
10.	Telefonica S.A. (Spain)	0.9

PORTFOLIO COMPOSITION**

Japan	20.4%
Germany	13.4
United Kingdom	9.7
France	9.6
Italy	8.3
Spain	6.0
Netherlands	4.3
Australia	3.5
Switzerland	2.0
Belgium	1.8
Sweden	1.8
Austria	1.5
Norway	1.3
Denmark	1.2
Greece	1.1
Ireland	1.1
Hong Kong	1.0
Other (less than 1.0%)	10.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based on net assets as of October 31, 2006. The Fund’s composition is subject to change.

8   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/93
Without Sales Charge		27.64%	15.23%	8.10%
With Sales Charge*		20.96	14.00	7.52
CLASS B SHARES	1/14/94
Without CDSC		26.73	14.40	7.47
With CDSC**		21.73	14.16	7.47
CLASS C SHARES	11/04/97
Without CDSC		26.73	14.39	7.39
With CDSC***		25.73	14.39	7.39
SELECT CLASS SHARES	10/28/92	27.97	15.53	8.38

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (10/31/96 TO 10/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on October 28, 1992.

Returns for Class C Shares prior to its inception date are based on the performance of the Select Class Shares. The actual returns for Class C Shares would have been lower than shown because Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, MSCI EAFE GDP Index and Lipper International Multi-Cap Core Index from October 31, 1996 to October 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains, if any, of the securities included in the benchmark. The MSCI EAFE GDP Index measures the performance of international stock markets. Investors cannot invest directly in an index. The Lipper International Multi-Cap Core Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. The performance of the Lipper International Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   9

JPMorgan International Growth Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	December 29, 2000
Fiscal Year End	October 31
Net Assets as of 10/31/2006
(In Thousands)	$3,099
Primary Benchmark	MSCI EAFE Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Growth Fund, which seeks total return from long-term capital growth, returned 22.71% (Class A Shares, no sales charge) for the 12 months ended October 31, 2006, compared with a 24.04% return (in U.S. dollars) for the MSCI EAFE Growth Index.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Global equities, in dollar terms, rose robustly during the period, with international markets outperforming the U.S. Corporate earnings globally have been impressive, and the fall in energy prices may ease the future operating burden on global businesses and help tame the threat of inflation. The biggest gains were in Europe, helped by strong economic data and attractive valuations. Large-cap stocks comfortably outperformed small caps, and lower quality and value continued to outpace higher quality and growth companies.

The Fund underperformed its benchmark. From a regional perspective, our exposure to Europe disappointed, while emerging markets and Japan aided returns the most. At a sector level, energy and financials contributed positively, while healthcare and materials held back returns.

Japanese financial services company Credit Saison detracted as investors feared that the ruling party was going to cap rates that companies charge customers. On a positive note, China Life Insurance Co., the country’s largest life underwriter, was a key contributor to performance. China Life continues to benefit from the growing sophistication of the Chinese marketplace and increasing consumer incomes. The company maintained its dominant position as it expanded into the property and casualty and non-life insurance arenas.

Q:	HOW WAS THE FUND MANAGED?

A:	The JPMorgan International Growth strategy seeks to identify quality companies with positive “franchise value,” focusing on strong revenue momentum and rising margins. With energy prices at lower levels, our concerns regarding inflation remain benign, creating a strong case for investing in equities. Global growth remains robust, pricing pressures are peaking, interest rates in the U.S. appear to have stabilized and the profit cycle looks more resilient than originally feared. While European and Japanese monetary conditions may continue to tighten, it is clear that, with real interest rates below historical standards, global liquidity conditions remain supportive of future growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	GlaxoSmithKline plc (United Kingdom)	3.8%
2.	Novartis AG (Switzerland)	3.5
3.	Roche Holding AG (Switzerland)	3.4
4.	Total S.A. (France)	3.1
5.	BHP Billiton Ltd. (Australia)	2.9
6.	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.9
7.	Banco Bilbao Vizcaya Argentaria S.A. (Spain)	2.5
8.	Nokia OYJ (Finland)	2.5
9.	Sanofi-Aventis (France)	2.4
10.	Telefonaktiebolaget LM Ericsson, Class B (Sweden)	2.3

PORTFOLIO COMPOSITION**

Japan	22.0%
United Kingdom	21.2
Switzerland	11.0
France	9.3
Germany	5.5
Australia	5.3
Italy	4.1
Netherlands	3.4
Hong Kong	2.9
Spain	2.6
Finland	2.5
Sweden	2.3
Mexico	2.2
China	1.3
Brazil	1.1
Luxembourg	1.1
Other (less than 1.0%)	1.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based on net assets as of October 31, 2006. The Fund’s composition is subject to change.

10   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	12/29/00
Without Sales Charge		22.71%	11.34%	3.72%
With Sales Charge*		16.23	10.14	2.77
CLASS B SHARES	12/29/00
Without CDSC		22.05	10.81	3.19
With CDSC**		17.05	10.54	3.04

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/29/00 TO 10/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 29, 2000.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan International Growth Fund, MSCI EAFE Growth Index, Lipper International Funds Index and Lipper International Large-Cap Growth Funds Index from December 29, 2000 to October 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE Growth Index is a market capitalization-weighted index representing all 20 developed markets that make up that index. The Lipper International Funds Index and Lipper International Large-Cap Growth Funds Index represent the total returns of the funds in the indicated categories, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   11

JPMorgan International Opportunities Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 26, 1997
Fiscal Year End	October 31
Net Assets as of 10/31/2006
(In Thousands)	$145,396
Primary Benchmark	MSCI EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Opportunities Fund, which seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets, returned 31.48% (Institutional Class Shares) for the 12 months ended October 31, 2006, compared to a 27.52% return (in U.S. dollars) of the MSCI EAFE Index for the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Global equities rose robustly during the period, with international markets outperforming the U.S.
Corporate earnings globally have been impressive, as the fall in energy prices possibly has eased the future operating burden on global businesses and helped tame the threat of inflation. The largest gains were in Europe, aided by strong economic data and attractive valuations. Large-cap stocks comfortably outperformed small caps, and lower quality and value continued to outpace higher-quality and growth companies.

At a global sector level, the Fund added value in hardware, consumer cyclicals and telecommunications, while property, basic industries and software detracted from results. From a regional perspective, holdings in Europe (ex U.K.) and Japan aided performance, while the U.K. was the sole underperformer.

From a stock-specific standpoint, Arkema, the French chemical company, was the key contributor in the period. The company is very attractively valued and, following its recent spin-off from Total, other investors are beginning to notice Arkema’s strong improvement in performance. A major detractor was LG.Philips LCD, which had a larger loss than expected, and saw its shares fall on the back of investor concerns about pricing pressures in consumer electronics, specifically flat-panel TVs.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund seeks to invest in the most attractive names in global sectors. With energy prices at lower levels, our concerns about inflation remain benign, creating a strong case for investing in equities. Global growth remains robust, pricing pressures are peaking, interest rates in the U.S. appear to have stabilized and the profit cycle looks more resilient than many had thought. While European and Japanese monetary conditions may continue to tighten, it is clear that, with real interest rates below historical standards, global liquidity conditions remain supportive of future growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Total S.A. (France)	2.7%
2.	BP plc (United Kingdom)	2.5
3.	Royal Bank of Scotland Group plc (United Kingdom)	2.4
4.	Roche Holding AG (Switzerland)	2.1
5.	Barclays plc (United Kingdom)	2.1
6.	RWE AG (Germany)	2.0
7.	Sumitomo Mitsui Financial Group, Inc. (Japan)	2.0
8.	GlaxoSmithKline plc (United Kingdom)	1.9
9.	BNP Paribas S.A. (France)	1.9
10.	Allianz SE (Registered) (Germany)	1.8

PORTFOLIO COMPOSITION**

United Kingdom	19.7%
Japan	18.8
France	14.5
Germany	9.2
Netherlands	9.1
Switzerland	3.5
Italy	3.2
Norway	3.1
Hong Kong	2.9
South Korea	2.0
Singapore	1.8
Spain	1.7
Finland	1.4
Australia	1.3
Other (less than 1.0%)	3.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based on net assets as of October 31, 2006. The Fund’s composition is subject to change.

12   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	9/10/01
Without Sales Charge		30.88%	13.12%	5.70%
With Sales Charge*		24.04	11.90	5.12
CLASS B SHARES	9/10/01
Without CDSC		30.17	12.56	5.43
With CDSC**		25.17	12.31	5.43
SELECT CLASS SHARES	9/10/01	31.25	13.78	6.03
INSTITUTIONAL CLASS SHARES	2/26/97	31.48	14.09	6.32

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/26/97 TO 10/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 26, 1997 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Opportunities Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, MSCI EAFE Index, Lipper International Funds Index and Lipper International Large-Cap Core Funds Index from February 26, 1997 to October 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the MSCI EAFE Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australasia, Far East) Index is a replica (or model) of the performance of the world’s equity markets, excluding the U.S. and Canada. The Lipper International Funds Index and Lipper International Large-Cap Core Funds Index represent the total returns of the funds in the indicated categories, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   13

JPMorgan International Value Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	November 4, 1993
Fiscal Year End	October 31
Net Assets as of 10/31/2006
(In Thousands)	$344,149
Primary Benchmark	MSCI EAFE Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Value Fund, which seeks to provide high total return from a portfolio of foreign company equity securities, returned 34.47% (Institutional Class Shares) for the 12 months ended October 31, 2006, compared to a 30.99% return (in U.S. dollars) for the MSCI EAFE Value Index.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Global equities rose robustly during the period, with international markets outperforming the U.S.
Corporate earnings globally have been impressive, as the fall in energy prices possibly has eased the future operating burden on global businesses and helped tame the threat of inflation. The largest gains were in Europe, aided by strong economic data and attractive valuations. Large-cap stocks comfortably outperformed small caps, and lower quality and value continued to outpace higher quality and growth companies.

At the sector level, the telecommunications, basic industries and auto sectors contributed positively to returns, while the capital markets, property and semi-conductor sectors detracted from performance. From a regional perspective, all regions aided returns, with holdings in Japan and Europe (ex U.K.) contributing the most.

Within the telecommunications sector, LG Telecom, a Korean wireless service provider, aided Fund performance significantly as it recorded stronger-than-expected subscriber growth. Japanese bank Sumitomo Mitsui Financial was one of the biggest detractors from performance, with concerns that the Bank of Japan may be slow to raise rates and thus limit the ability of banks to raise lending rates.

Q:	HOW WAS THE FUND MANAGED?

A:	With energy prices at lower levels, our concerns about inflation remain benign, creating a strong case for investing in equities. Global growth remains robust, pricing pressures are peaking, interest rates in the U.S. appear to have stabilized, and the profit cycle looks more resilient than many had thought. While European and Japanese monetary conditions may continue to tighten, it is clear that, with real interest rates below historical standards, global liquidity conditions remain supportive of future growth. We continue our focus on companies that generate strong, current cash flows and on “turnaround” situations where we are comfortable that management will drive future cash flows and return on investment, but this potential is not reflected in current stock prices.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Barclays plc (United Kingdom)	3.0%
2.	Toyota Motor Corp. (Japan)	2.8
3.	Royal Bank of Scotland Group plc (United Kingdom)	2.6
4.	BNP Paribas (France)	2.4
5.	Deutsche Bank AG (Germany)	2.3
6.	AXA S.A. (France)	2.3
7.	Suez S.A. (France)	2.2
8.	RWE AG (Germany)	2.2
9.	UniCredito Italiano S.p.A. (Italy)	2.1
10.	Allianz SE (Registered) (Germany)	2.0

PORTFOLIO COMPOSITION**

United Kingdom	21.0%
Japan	19.5
France	16.1
Germany	9.3
Netherlands	7.9
Italy	6.4
Hong Kong	4.2
Norway	2.1
Spain	1.9
Australia	1.8
Switzerland	1.6
Brazil	1.4
Thailand	1.1
Greece	1.0
Other (less than 1.0%)	3.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based on net assets as of October 31, 2006. The Fund’s composition is subject to change.

14   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		33.85%	17.13%	7.49%
With Sales Charge*		26.80	15.86	6.92
CLASS B SHARES	9/28/01
Without CDSC		33.20	16.55	7.24
With CDSC**		28.20	16.33	7.24
CLASS C SHARES	7/11/06
Without CDSC		33.20	16.55	7.24
With CDSC***		32.20	16.55	7.24
SELECT CLASS SHARES	9/10/01	34.22	17.34	7.61
INSTITUTIONAL CLASS SHARES	11/4/93	34.47	17.70	7.96

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (10/31/96 TO 10/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 4, 1993 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, MSCI EAFE Value Index, Lipper International Funds Index and Lipper International Large-Cap Value Funds Average from October 31, 1996 to October 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Value Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East. The Lipper International Funds Index and International Large-Cap Value Funds Average represent the total returns of the funds in the indicated categories, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   15

JPMorgan Intrepid European Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	November 2, 1995
Fiscal Year End	October 31
Net Assets as of 10/31/2006
(In Thousands)	$574,863
Primary Benchmark	MSCI Europe Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid European Fund, which seeks total return from long-term capital growth, returned 39.88% (Class A Shares, no sales charge) for the 12 months ended October 31, 2006, compared to a 31.69% return (in U.S. dollars) for the MSCI Europe Index.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund’s strong performance during the period was boosted by stock selection in value and growth stocks across a range of sectors, including industrial engineering, oil, mining and beverages.

Among the largest contributors to Fund performance were positions in oil-related stocks. In the oil equipment sector, Aker, the Norwegian engineering conglomerate, provided a significant boost to returns after the company reported strong performance in its main underlying subsidiaries. The Fund also benefited from overall stock selection in the oil and gas production sector, overcoming the negative impact of overweight holdings in several smaller and medium-sized oil producers, including Cairn Energy, Hellenic Petroleum and ERG.

In the industrial engineering sector, the Fund was boosted by an overweight in Charter PLC, a British maker of welding equipment, which rose sharply over the period as demand for its products from the shipbuilding and oil industries surged. In September, the company reported that first-half profits had doubled. Gains also came from stock selection in the materials sector, where overweights in several mining companies contributed to the Fund’s outperformance as commodities prices remained firm. Among the leading contributors were Boliden, a Swedish copper miner, and Vedanta Resources, a U.K.-listed copper producer, which both benefited from rising production and strong copper prices.

The biggest detractor from relative returns was stock selection in the electronic and electrical equipment sector, where a position in Siemens, the German electronics group, was detrimental. The Fund’s stock selection in the utilities sector was also negative for returns, particularly an underweight position in French energy and water company Suez, which rose sharply after agreeing to merge with Gaz de France, following a previous takeover offer from Italian rival Enel.

However, in the beverages sector, an overweight position in C&C Group was positive for performance after the Irish drinks maker was boosted by strong demand for its Magner’s Cider during the hot U.K. summer.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund is managed using a bottom-up stock selection process that focuses on the value and growth characteristics of stocks. Risk is managed by holding a large number of stocks (50+) and ensuring that the Fund has a positive exposure to both growth and value compared to the broad market.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	HSBC Holdings plc (United Kingdom)	3.5%
2.	GlaxoSmithKline plc (United Kingdom)	2.2
3.	Enel S.p.A. (Italy)	2.1
4.	Siemens AG (Germany)	1.9
5.	Roche Holding AG (Switzerland)	1.6
6.	International Power plc (United Kingdom)	1.4
7.	Sanofi-Aventis (France)	1.3
8.	Deutsche Bank AG (Germany)	1.2
9.	Aviva plc (United Kingdom)	1.1
10.	Zurich Financial Services AG (Switzerland)	1.1

PORTFOLIO COMPOSITION**

United Kingdom	34.5%
France	11.0
Germany	8.6
Italy	7.3
Switzerland	7.1
Netherlands	5.5
Norway	4.8
Sweden	3.2
Spain	2.4
Belgium	1.7
Finland	1.6
Ireland	1.3
Portugal	1.2
Turkey	1.0
Other (less than 1.0%)	1.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based on net assets as of October 31, 2006. The Fund’s composition is subject to change.

16   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		39.88%	21.67%	15.32%
With Sales Charge*		32.54	20.36	14.70
CLASS B SHARES	11/3/95
Without CDSC		39.13	20.92	14.68
With CDSC**		34.13	20.74	14.68
CLASS C SHARES	11/1/98
Without CDSC		39.15	20.93	14.55
With CDSC***		38.15	20.93	14.55
SELECT CLASS SHARES	9/10/01	40.21	21.97	15.47
INSTITUTIONAL CLASS SHARES	9/10/01	40.47	22.39	15.69

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (10/31/96 TO 10/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 2, 1995.

Returns for Select Class Shares and Institutional Class Shares prior to their inception date are based on the performance of Class A Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, MSCI Europe Index, and Lipper European Funds Index from October 31, 1996 to October 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI Europe Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper European Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Europe Index is a replica (or model) of the performance of the European markets. The Lipper European Funds Index represents the total returns of the funds in the indicated category, defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   17

JPMorgan Intrepid International Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	April 30, 2001
Fiscal Year End	October 31
Net Assets as of 10/31/2006
(In Thousands)	$1,032,335
Primary Benchmark	MSCI EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid International Fund, which seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside of the U.S., returned 28.07% (Institutional Class Shares) in the 12 months ended October 31, 2006, compared to a 27.52% return (in U.S. dollars) for the MSCI EAFE Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Global equities rose robustly during the period, with international markets outperforming the U.S.
Corporate earnings globally have been impressive, with the fall in energy prices possibly easing the future operating burden on global businesses and helping tame the threat of inflation. The biggest gains were in Europe, helped by strong economic data and attractive valuations. Large-cap stocks outperformed small caps, and lower quality and value continued to outpace higher quality and growth companies.

At the regional level, our selection in Europe aided returns, while disappointing performance came from our exposure to Japan. From a sector perspective, financials and energy contributed positively, while telecommunications and industrials held back returns. Our overweight in value stocks continued to benefit the Fund. The Fund remained underweight in larger-capitalization securities, focusing on mid- and small-capitalization stocks.

Q:	HOW WAS THE FUND MANAGED?

A:	Our investment philosophy and process is based on exploiting inefficiencies and anomalies that exist at the extremes of the growth and value spectrum of the equity market. We utilize proprietary screens with a fundamental validation to seek to identify some of the best investment opportunities in a universe of 1,500 names. With energy prices at lower levels, our concerns about inflation remain benign, creating a strong case for investing in equities. Global growth remains robust, pricing pressures are peaking, interest rates in the U.S. appear to have stabilized, and the profit cycle looks more resilient than many had thought. While European and Japanese monetary conditions may continue to tighten, it is clear that, with real interest rates below historical standards, global liquidity conditions remain supportive of future growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Royal Dutch Shell plc (Netherlands)	1.8%
2.	HSBC Holdings plc (United Kingdom)	1.8
3.	Total S.A. (France)	1.4
4.	Toyota Motor Corp. (Japan)	1.3
5.	GlaxoSmithKline plc (United Kingdom)	1.3
6.	Nestle S.A. (Switzerland)	1.1
7.	Vodafone Group plc (United Kingdom)	1.1
8.	BHP Billiton Ltd. (Australia)	1.1
9.	Roche Holding AG (Switzerland)	1.0
10.	Nokia OYJ (Finland)	1.0

PORTFOLIO COMPOSITION**

Japan	22.3%
United Kingdom	21.3
France	10.6
Switzerland	8.0
Germany	4.8
Netherlands	4.7
Spain	3.9
Finland	3.3
Italy	3.0
Australia	3.0
Sweden	1.7
Norway	1.3
Hong Kong	1.3
Ireland	1.2
Mexico	1.1
Belgium	1.0
Other (less than 1.0%)	5.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based on net assets as of October 31, 2006. The Fund’s composition is subject to change.

18   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/30/01
Without Sales Charge		27.46%	12.96%	7.88%
With Sales Charge*		20.74	11.74	6.83
CLASS C SHARES	2/28/06
Without CDSC		27.05	12.89	7.81
With CDSC**		26.05	12.89	7.81
SELECT CLASS SHARES	2/28/06	27.90	13.68	8.59
INSTITUTIONAL CLASS SHARES	4/30/01	28.07	13.72	8.61

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/30/01 TO 10/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective December 15, 2005, the Fund’s investment objectives and strategies changed. The Fund is no longer managed in a tax-sensitive manner. The Fund’s past performance would have been different if the Fund was managed using the current objective and strategies.

The Fund commenced operations on April 30, 2001.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns for Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, MSCI EAFE Index, Lipper International Funds Index and Lipper International Large-Cap Core Funds Index from April 30, 2001 to October 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Funds Index and Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australasia, Far East) Index is a replica (or model) of the performance of the world’s equity markets, excluding the U.S. and Canada. The Lipper International Funds Index and Lipper International Large-Cap Core Funds Index represent the total returns of the funds in the indicated categories, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   19

JPMorgan Japan Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	November 2, 1995
Fiscal Year End	October 31
Net Assets as of 10/31/2006
(In Thousands)	$906,862
Primary Benchmark	MSCI Japan Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Japan Fund, which seeks total return from long-term capital growth, returned 9.16% (Class A Shares, no sales charge) for the 12 months ended October 31, 2006, compared to a 16.54% return (in U.S. dollars) for the MSCI Japan Index.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Japanese equities started the year strong as expectations rose that Japan’s economic recovery was reaching a firmer footing. However, the market started correcting in May due to a rise in risk aversion, driven by concerns over U.S. growth, tensions in the Middle East and rising oil prices. In particular, the performance of the Japanese small-cap market was compounded by forced margin-related selling by individual investors. The Japanese market bottomed in July and has rebounded thanks to solid corporate earnings, falling oil prices and favorable U.S. economic data.

The health of the corporate sector is particularly important to Japan’s economy at a time of government spending cuts and tepid growth in retail spending. The sector’s robust cash flow is supporting the economy and equity market through capital expenditures, dividends and modest wage increases.

The Fund trailed its benchmark mainly due to a sharp correction of small-cap stocks where we maintained an overweight to gain exposure to the domestic economy. Non-bank financials were also a large detractor to performance due to regulatory uncertainty over their business.

A number of holdings detracted from performance for stock-specific reasons. Among the greatest detractors was NTT DoCoMo Inc., Japan’s largest mobile telecommunications company, which suffered due to worries about new competition. Kibun Food Chemifa Co., Ltd., the country’s largest soybean milk manufacturer, reported disappointing earnings growth due to costs incurred in expanding milk and food production capacity. Uniden Corp., which makes wireless consumer electronics devices, experienced lower-than-expected earnings due to weak sales of cordless phones and expansion of its LCD TV business.

Among the largest contributors to performance were stocks exposed to the real estate sector. Examples included Asset Managers Co., Ltd., a small-cap real estate securitization company. Another leading contributor was Sumitomo Real Estate Sales Co., a real estate agent based largely in the Tokyo metropolitan district, which is experiencing approximately 10% growth in volume and prices. Outside real estate, Dowa Holdings Co., Ltd., a leading global metal processor, benefited from robust demand for metals, leading to rising prices.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund has been reducing its exposure to cyclical areas of the market. We expect secular growth stocks to be re-rated, so the Fund is tending to increase weightings in these areas. Overall, there has been no change in the structure of Fund strategy, which still emphasizes stock ideas exhibiting strong earnings growth, undervaluation and potential to benefit from domestic economic recovery.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Toyota Motor Corp.	4.6%
2.	Sumitomo Mitsui Financial Group, Inc.	4.5
3.	Mitsubishi Tokyo UFJ Financial Group, Inc.	4.3
4.	Nissan Motor Co., Ltd.	4.2
5.	East Japan Railway Co.	3.2
6.	Denso Corp.	3.0
7.	Japan Tobacco, Inc.	2.7
8.	Daiichi Sankyo Co., Ltd.	2.6
9.	Bank of Yokohama Ltd. (The)	2.6
10.	Mitsui Trust Holdings, Inc.	2.6

PORTFOLIO COMPOSITION**

Consumer Discretionary	33.8%
Financials	30.7
Industrials	12.0
Information Technology	5.3
Health Care	4.6
Materials	4.3
Consumer Staples	3.6
Telecommunication Services	2.9
Energy	2.3
Investment of Cash Collateral for Securities on Loan	18.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based on net assets as of October 31, 2006. The Fund’s composition is subject to change.

20   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		9.16%	13.35%	1.28%
With Sales Charge*		3.45	12.15	0.73
CLASS B SHARES	11/3/95
Without CDSC		8.56	12.54	0.70
With CDSC**		3.56	12.29	0.70
CLASS C SHARES	2/28/06
Without CDSC		8.44	12.51	0.58
With CDSC***		7.44	12.51	0.58
SELECT CLASS SHARES	2/28/06	9.16	13.35	1.28

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/96 TO 10/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 2, 1995.

Returns for Class C Shares prior to its inception date are based on the performance of the Class B Shares. The actual returns for Class C Shares would have been lower than shown because Class C Shares have higher expenses than the Class B Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Japan Fund, MSCI Japan Index, Tokyo Stock Exchange (Topix) 1st Section Index and Lipper Japan Funds Average from October 31, 1996 to October 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI Japan Index and Tokyo Stock Exchange (Topix) 1st Section Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Japan Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Japan Index is a replica (or model) of the performance of the Japan Equity Markets. The Tokyo Stock Exchange (Topix) 1st Section Index, also known as the Tokyo Price Index, is an unmanaged capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The Lipper Japan Funds Average describes the average total returns for all of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   21

JPMorgan Asia Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.4%
	Common Stocks — 97.4%
	China — 15.9%
12,642	Air China Ltd., Class H	6,333
2,000	Anhui Conch Cement Co., Ltd., Class H	4,427
10,000	Bank of Communications Co., Ltd., Class H	7,487
3,500	China Life Insurance Co., Ltd., Class H	7,381
10,000	China Petroleum & Chemical Corp., Class H	6,935
3,170	China Shenhua Energy Co., Ltd., Class H	5,562
5,000	China Sky Chemical Fibre Co., Ltd.	4,069
8,500	Dongfeng Motor Group Co., Ltd., Class H (a)	3,796
3,273	Industrial & Commercial Bank of China, Class H (a)	1,464
		47,454
	Hong Kong — 17.4%
2,821	BOC Hong Kong Holdings Ltd.	6,304
409	Cheung Kong Holdings Ltd.	4,444
800	China Mobile Ltd.	6,499
4,000	China Overseas Land & Investment Ltd.	3,636
6,790	CNPC Hong Kong Ltd.	3,397
600	Esprit Holdings Ltd.	5,805
1,806	Hutchison Telecommunications International Ltd. (a)	3,475
2,000	Melco International Development	4,891
3,000	Nine Dragons Paper Holdings Ltd. (a)	3,807
300	Sun Hung Kai Properties Ltd.	3,276
600	Swire Pacific Ltd., Class A	6,334
		51,868
	Indonesia — 8.8%
5,300	Bank Rakyat Indonesia	2,843
12,987	Indofood Sukses Makmur TBK PT	1,889
8,000	Indosat TBK PT	4,573
17,591	Kalbe Farma TBK PT (a)	2,617
3,588	Astra International TBK PT	5,257
4,716	Telekomunikasi Indonesia TBK PT	4,321
6,500	United Tractors TBK PT	4,655
		26,155
	Malaysia — 1.4%
1,500	Tenaga Nasional BHD	4,105
	Singapore — 11.0%
1,800	CapitaLand Ltd.	6,303
580	Keppel Corp., Ltd.	5,890
2,000	Keppel Land Ltd.	7,075
3,000	SembCorp Industries Ltd.	7,042
497	Singapore Land Ltd.	2,706
1,887	Singapore Technologies Engineering Ltd.	3,585
		32,601
	South Korea — 23.1%
120	Doosan Heavy Industries and Construction Co., Ltd.	4,579
230	Halla Climate Control	2,664
150	Hana Financial Group, Inc.	6,904
220	Hankook Tire Co., Ltd.	3,169
85	Hyundai Mobis	8,296
60	Hyundai Motor Co.	4,869
15	KCC Corp.	4,391
75	LG Chem Ltd.	3,053
220	LG Dacom Corp.	5,104
25	POSCO	6,992
29	Samsung Electronics Co., Ltd.	18,778
		68,799
	Taiwan — 18.4%
800	Asustek Computer, Inc.	1,942
541	Catcher Technology Co., Ltd.	4,659
2,500	Cathay Financial Holding Co., Ltd.	4,846
1,500	Formosa Chemicals & Fibre Corp.	2,282
99	High Tech Computer Corp.	2,451
1,287	HON HAI Precision Industry Co., Ltd.	8,321
997	MediaTek, Inc.	9,701
673	Novatek Microelectronics Corp., Ltd.	3,181
4,000	Shin Kong Financial Holdings Co., Ltd.	3,534
5,665	Taiwan Semiconductor Manufacturing Co., Ltd.	10,364
3,000	U-Ming Marine Transport Corp.	3,513
		54,794
	United Kingdom — 1.4%
150	Standard Chartered plc	4,224
	Total Common Stocks — 97.4% (Cost $244,308)	290,000
	Other Assets in Excess of Liabilities — 2.6%	7,631
	NET ASSETS — 100.0%	$297,631

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

Summary of Investments By Industry, October 31, 2006

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets:

INDUSTRY	PERCENTAGE
Semiconductors & Semiconductor Equipment	14.1%
Real Estate Management & Development	11.3
Commercial Banks	9.8
Industrial Conglomerates	6.0
Insurance	5.3
Oil, Gas & Consumable Fuels	5.3
Auto Components	4.7
Automobiles	4.7
Diversified Telecommunication Services	4.7
Wireless Telecommunication Services	3.4
Computers & Peripherals	3.0
Electronic Equipment & Instruments	2.8
Metals & Mining	2.3
Airlines	2.1
Specialty Retail	2.0
Chemicals	1.8
Machinery	1.6
Building Products	1.5
Construction & Engineering	1.5
Construction Materials	1.5
Electric Utilities	1.4
Textiles, Apparel & Luxury Goods	1.4
Paper & Forest Products	1.3
Aerospace & Defense	1.2
Marine	1.2
Other (less than 1.0%)	1.5

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   23

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.1% (l)
	Common Stocks — 92.3%
	Argentina — 1.5%
149	Tenaris S.A. ADR	5,759
	Austria — 1.4%
48	Raiffeisen International Bank Holding AG	5,512
	Brazil — 11.5%
127	Cia de Bebidas das Americas ADR	5,526
555	Cia Vale do Rio Doce ADR	12,058
50	Gol Linhas Aereas Inteligentes S.A. ADR	1,571
269	Petroleo Brasileiro S.A. ADR	21,798
224	Ultrapar Participacoes S.A. ADR (i)	4,343
		45,296
	Chile — 1.1%
87	Banco Santander Chile S.A. ADR	4,195
	China — 0.9%
1,046	Anhui Conch Cement Co., Ltd., Class H	2,315
832	Tsingtao Brewery Co., Ltd., Class H	1,155
		3,470
	Egypt — 2.5%
174	Orascom Telecom Holding SAE	9,864
	Hong Kong — 4.8%
1,032	China Mobile Ltd.	8,380
571	Esprit Holdings Ltd.	5,519
2,363	GOME Electrical Appliances Holdings Ltd.	2,036
921	Yue Yuen Industrial Holdings	2,781
		18,716
	Hungary — 1.7%
58	OTP Bank Nyrt. ADR (e)	4,105
11	Richter Gedeon Nyrt. ADR (e)	2,397
		6,502
	India — 7.8%
891	Bharti Airtel Ltd. (a) (i)	10,474
143	Hero Honda Motors Ltd.	2,408
390	Housing Development Finance Corp. (i)	12,642
112	Infosys Technologies Ltd.	5,228
		30,752
	Indonesia — 2.5%
5,840	Bank Rakyat Indonesia	3,133
121	Telekomunikasi Indonesia TBK PT ADR	4,409
4,203	Unilever Indonesia TBK PT (i)	2,206
		9,748
	Israel — 1.3%
392	Bank Hapoalim BM	1,960
90	Teva Pharmaceutical Industries Ltd. ADR	2,965
		4,925
	Malaysia — 0.9%
298	British American Tobacco Malaysia BHD	3,446
	Mexico — 9.2%
355	Alfa S.A. de C.V., Class A	1,973
418	America Movil S.A. de C.V., Series L ADR	17,924
98	Fomento Economico Mexicano S.A. de C.V. ADR	9,464
1,853	Grupo Financiero Banorte S.A. de C.V.	6,721
		36,082
	Russia — 5.4%
58	Mobile Telesystems OJSC ADR	2,569
127	OAO Gazprom ADR	5,368
3	Sberbank (i)	7,792
82	Vimpel-Communications ADR (a)	5,436
		21,165
	South Africa — 11.0%
1,228	African Bank Investments Ltd.	4,575
79	Anglo American plc	3,588
2,242	FirstRand Ltd. (c)	5,854
44	Impala Platinum Holdings Ltd.	7,717
122	Imperial Holdings Ltd. (a)	2,453
428	Massmart Holdings Ltd.	3,444
656	MTN Group Ltd.	5,962
1,189	Network Healthcare Holdings Ltd. (a)	2,018
2,316	Steinhoff International Holdings Ltd. (c)	7,548
		43,159
	South Korea — 18.7%
201	Hana Financial Group, Inc.	9,256
55	Hyundai Mobis	5,378
77	Hyundai Motor Co.	6,262
35	Kookmin Bank	2,744
277	KT&G Corp. GDR (e) (i)	8,568
24	POSCO	6,600
28	Samsung Electronics Co., Ltd.	18,348
22	Shinsegae Co., Ltd.	12,886
144	SK Telecom Co., Ltd. ADR	3,461
		73,503
	Taiwan — 7.0%
3,706	Chinatrust Financial Holding Co.	2,686
1,411	Chunghwa Telecom Co., Ltd.	2,413
1,703	HON HAI Precision Industry Co., Ltd.	11,016

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Taiwan — Continued
530	President Chain Store Corp.	1,166
867	Synnex Technology International Corp.	792
2,232	Taiwan Semiconductor Manufacturing Co., Ltd.	4,083
563	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,458
		27,614
	Turkey — 3.1%
402	Akbank TAS	2,263
143	Anadolu Efes Biracilik Ve Malt Sanayii AS	3,883
233	Migros Turk TAS (a)	2,662
620	Turkcell Iletisim Hizmet AS	3,345
		12,153
	Total Common Stocks (Cost $261,832)	361,861
	Preferred Stocks — 3.8%
	Brazil — 2.5%
296	Banco Itau Holding Financeira S.A.	9,759
	South Korea — 1.3%
11	Samsung Electronics Co., Ltd.	5,185
	Total Preferred Stocks (Cost $10,333)	14,944
	Total Long-Term Investments (Cost $272,165)	376,805

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Investments of Cash Collateral for Securities on Loan — 1.0%
	Repurchase Agreements — 1.0%
698	Banc of America Securities LLC, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $698, collateralized by U.S. Government Agency Mortgages	698
850	Bear Stearns Cos., Inc., 5.31%, dated 10/31/06, due 11/01/06, repurchase price $850, collateralized by U.S. Government Agency Mortgages	850
850	HSBC Securities, Inc., 5.31%, dated 10/31/06, due 11/01/06, repurchase price $850, collateralized by U.S. Government Agency Mortgages	850
850	Lehman Brothers, Inc., 5.31%, dated 10/31/06, due 11/01/06, repurchase price $850, collateralized by U.S. Government Agency Mortgages	850
	Repurchase Agreements — Continued
850	UBS Securities LLC, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $850, collateralized by U.S. Government Agency Mortgages	850
	Total Investments of Cash Collateral for Securities on Loan (Cost $4,098)	4,098
	Total Investments — 97.1% (Cost $276,263)	380,903
	Other Assets in Excess of Liabilities — 2.9%	11,278
	NET ASSETS — 100.0%	$392,181

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2006

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets:

INDUSTRY	PERCENTAGE
Wireless Telecommunication Services	17.2%
Commercial Banks	15.3
Semiconductors & Semiconductor Equipment	8.4
Oil, Gas & Consumable Fuels	8.0
Metals & Mining	7.7
Food & Staples Retailing	5.2
Beverages	5.1
Thrifts & Mortgage Finance	3.2
Tobacco	3.1
Electronic Equipment & Instruments	3.0
Diversified Financial Services	2.7
Automobiles	2.2
Specialty Retail	1.9
Household Durables	1.9
Diversified Telecommunication Services	1.7
Energy Equipment & Services	1.5
Auto Components	1.4
Pharmaceuticals	1.4
IT Services	1.3
Other (less than 1.0%)	3.9
Investments of Cash Collateral for Securities on Loan	1.0

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   25

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0% (l)
	Common Stocks — 99.0%
	Argentina — 0.0% (g)
55	IMPSAT Fiber Networks, Inc. (a) (f) (i)	—	(h)
	Australia — 1.7%
2,611	BHP Billiton Ltd. (c)	55,570
1,496	Zinifex Ltd.	17,707
		73,277
	Belgium — 1.8%
1,588	Dexia (c)	42,881
871	Fortis (c)	36,485
		79,366
	Brazil — 1.9%
1,911	Cia Vale do Rio Doce ADR	48,620
364	Petroleo Brasileiro S.A. ADR	32,346
		80,966
	Finland — 1.3%
2,888	Nokia OYJ	57,397
	France — 13.6%
433	Accor S.A.	30,063
1,944	AXA S.A. (c)	73,961
746	BNP Paribas	81,913
938	Cie de Saint-Gobain (c)	69,108
450	Imerys S.A. (c)	38,877
450	Lafarge S.A. (c)	60,380
730	Sanofi-Aventis (c)	62,152
2,518	Total S.A. (c)	170,318
		586,772
	Germany — 4.3%
358	BASF AG (c)	31,514
696	Bayerische Motoren Werke AG	40,007
1,589	Deutsche Post AG (c)	43,983
16	Linde AG	1,615
136	SAP AG (c)	27,101
471	Siemens AG	42,321
		186,541
	Hong Kong — 1.2%
5,314	Esprit Holdings Ltd.	51,413
	Ireland — 0.8%
1,767	Bank of Ireland	35,367
	Italy — 5.6%
4,999	Banca Intesa S.p.A. (c)	34,149
4,201	ENI S.p.A. (c)	127,073
1,910	Mediaset S.p.A. (c)	21,407
6,943	UniCredito Italiano S.p.A.	57,534
		240,163
	Japan — 21.9%
1,130	Astellas Pharma, Inc.	50,885
4,279	Bank of Yokohama Ltd.	32,969
1,265	Canon, Inc.	67,536
679	Credit Saison Co., Ltd. (c)	24,538
993	Daikin Industries Ltd. (c)	27,998
103	Hirose Electric Co., Ltd. (c)	13,699
1,834	Honda Motor Co., Ltd.	64,747
1,363	Hoya Corp.	52,680
2,173	Mitsubishi Corp.	41,957
6	Mitsubishi Tokyo UFJ Financial Group, Inc.	77,272
1,940	Mitsui Fudosan Co., Ltd. (c)	47,728
6	Mizuho Financial Group, Inc.	47,228
471	Nidec Corp. (c)	36,003
2,288	Nikko Cordial Corp.	27,307
699	Nitto Denko Corp. (c)	39,748
342	Secom Co., Ltd.	17,096
1,302	Seven & I Holdings Co., Ltd.	41,770
715	Shin-Etsu Chemical Co., Ltd.	46,897
264	SMC Corp.	35,960
930	Sony Corp. (c)	38,001
3,797	Sumitomo Corp.	49,893
6	Sumitomo Mitsui Financial Group, Inc.	66,914
		948,826
	Mexico — 0.5%
243	Fomento Economico Mexicano S.A. de C.V. ADR	23,487
	Netherlands — 4.2%
1,204	ING Groep N.V. CVA	53,314
1,189	Koninklijke Philips Electronics N.V.	41,421
2,737	Reed Elsevier N.V.	46,741
1,536	Wolters Kluwer N.V. CVA, Class C	42,223
9	World Online International N.V. (a) (f) (i)	—	(h)
		183,699
	South Korea — 0.8%
112	Samsung Electronics Co., Ltd. GDR (e)	36,427
	Spain — 2.2%
703	Altadis S.A. (c)	33,628
2,544	Banco Bilbao Vizcaya Argentaria S.A.	61,395
		95,023

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Sweden — 1.5%
16,815	Telefonaktiebolaget LM Ericsson, Class B	63,560
	Switzerland — 11.2%
651	Adecco S.A.	40,169
673	Holcim Ltd.	57,931
221	Nestle S.A. (c)	75,374
1,373	Novartis AG	83,358
451	Roche Holding AG	78,900
1,646	UBS AG	98,312
197	Zurich Financial Services AG (c)	48,582
		482,626
	United Kingdom — 24.5%
6,202	Barclays plc	83,565
3,535	BG Group plc	46,908
654	BHP Billiton plc	12,584
1,799	British Land Co. plc	51,312
6,369	Centrica plc	40,272
3,715	GlaxoSmithKline plc	98,994
8,076	HSBC Holdings plc	152,904
8,363	Kingfisher plc	41,951
1,346	Royal Bank of Scotland Group plc	47,932
1,361	Schroders plc	25,666
3,972	Smith & Nephew plc	38,798
1,801	Standard Chartered plc	50,670
13,501	Tesco plc	101,287
266	TI Automotive Ltd., Class A (a) (f) (i)	—	(h)
35,703	Vodafone Group plc	91,997
11,488	Wm Morrison Supermarkets plc	56,417
2,887	Wolseley plc	68,074
3,960	WPP Group plc	50,727
		1,060,058
	Total Common Stocks (Cost $3,151,110)	4,284,968

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 18.3%
	Certificates of Deposit — 10.3%
50,000	ABN AMRO Bank, FRN, 5.32%, 12/26/06	50,000
18,996	Bank of Nova Scotia, New York, FRN, 5.30%, 05/21/07	18,996
49,999	Calyon, New York, FRN, 5.32%, 12/12/06	49,999
25,000	Canadian Imperial Bank, New York, FRN, 5.32%, 11/27/06	25,000
32,091	Canadian Imperial Bank, New York, FRN, 5.37%, 02/14/08	32,091
37,500	Credit Industriel Et Community, 5.35%, 01/26/07	37,500
7,275	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	7,275
24,995	Dexia Bank, New York, FRN, 5.33%, 09/28/07	24,995
50,000	KBC, New York, FRN, 5.32%, 12/12/06	50,000
2,000	Natexis Banques Populaires, New York, FRN, 5.37%, 01/28/08	2,000
12,498	Natexis Banques Populaires, New York, FRN, 5.39%, 01/09/08	12,498
17,500	Nordea Bank, New York, FRN, 5.32%, 01/03/07	17,500
20,207	Norinchukin Bank, New York, FRN, 5.31%, 11/14/06	20,207
35,900	Royal Bank of Canada, New York, FRN, 5.30%, 11/13/06	35,900
25,001	Skandia, New York, FRN, 5.33%, 08/27/07	25,001
10,496	Societe Generale, New York, FRN, 5.31%, 06/20/07	10,496
14,998	Sun Trust Bank, FRN, 5.31%, 06/28/07	14,998
10,000	Wells Fargo Bank, FRN, 5.30%, 11/27/06	10,000
		444,456
	Commercial Paper — 6.7%
36,820	Bavaria TRR Corp., 5.32%, 11/27/06	36,820
36,881	Govco, Inc. 5.29%, 11/16/06	36,881
36,848	Lafayette Asset, 5.30%, 11/22/06	36,848
55,000	Morgan Stanley, FRN, 5.37%, 02/20/07	55,000
19,072	Park Sienna, 5.30%, 11/09/06	19,072
36,821	Scaldis Capital LLC, 5.30%, 11/27/06	36,821
36,957	Sheffield Receivable Corp., 5.28%, 11/02/06	36,957
29,843	Ticonderoga Funding LLC, 5.30%, 11/30/06	29,843
		288,242
	Time Deposit — 0.6%
25,000	Sumitomo Mitsui Bank, 5.29%, 11/16/06	25,000
	Repurchase Agreements — 0.7%
11,723	Bank of America Securities LLC, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $11,725, collateralized by U.S. Government Agency Mortgages	11,723
10,000	Bear Stearns Cos., Inc. 5.31%, dated 10/31/06, due 11/01/06, repurchase price $10,001, collateralized by U.S. Government Agency Mortgages	10,000
5,000	Lehman Brothers, Inc., 5.31%, dated 10/31/06, due 11/01/06, repurchase price $5,001, collateralized by U.S. Government Agency Mortgages	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   27

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
5,000	UBS Securities LLC, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $5,001, collateralized by U.S. Government Agency Mortgages	5,000
		31,723
	Total Investments of Cash Collateral for Securities Loaned (Cost $789,421)	789,421
	Total Investments — 117.3% (Cost $3,940,531)	5,074,389
	Liabilities in Excess of Other Assets — (17.3)%	(746,926)
	NET ASSETS — 100.0%	$4,327,463

Summary of Investments by Industry, October 31, 2006

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets:

INDUSTRY	PERCENTAGE
Commercial Banks	20.2%
Oil, Gas & Consumable Fuels	8.7
Pharmaceuticals	8.7
Food & Staples Retailing	4.6
Media	3.7
Trading Companies & Distributors	3.7
Construction Materials	3.6
Capital Markets	3.5
Metals & Mining	3.1
Chemicals	2.8
Communications Equipment	2.8
Insurance	2.8
Automobiles	2.4
Electronic Equipment & Instruments	2.4
Real Estate Management & Development	2.3
Building Products	2.2
Specialty Retail	2.2
Diversified Financial Services	2.1
Wireless Telecommunication Services	2.1
Household Durables	1.8
Food Products	1.7
Office Electronics	1.6
Commercial Services & Supplies	1.3
Air Freight & Logistics	1.0
Industrial Conglomerates	1.0
Other (less than 1.0%)	6.7
Investments of Cash Collateral for Securities on Loan	18.3

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.9% (l)
	Common Stocks — 97.6%
	Argentina — 0.2%
112	BBVA Banco Frances S.A.	312
7	BBVA Banco Frances S.A. ADR	59
34	Grupo Financiero Galicia S.A. ADR (a)	264
482	Petrobras Energia Participaciones S.A., Class B (a)	531
16	Siderar SAIC, Class A	114
44	Telecom Argentina S.A. ADR (a)	664
125	Transportadora de Gas del Sur S.A., Class B (a)	144
8	YPF S.A., Class D	374
		2,462
	Australia — 3.5%
22	ABC Learning Centres Ltd. (c)	122
35	AGL Energy Ltd. (a)	420
38	Alinta Ltd.	313
83	Alumina Ltd.	436
68	Amcor Ltd.	363
135	AMP Ltd. (c)	995
13	Ansell Ltd.	109
18	APN News & Media Ltd. (c)	86
25	Aristocrat Leisure Ltd. (c)	272
136	Australia & New Zealand Banking Group Ltd.	3,050
13	Australian Stock Exchange Ltd. (c)	368
19	Australian Wealth Management Ltd.	38
61	AXA Asia Pacific Holdings Ltd.	312
11	Babcock & Brown Ltd. (c)	191
262	BHP Billiton Ltd. (c)	5,572
12	Billabong International Ltd.	142
50	BlueScope Steel Ltd. (c)	281
44	Boral Ltd.	249
71	Brambles Industries Ltd. (c)	683
10	Caltex Australia Ltd.	180
57	Centro Properties Group (c)	341
10	Centro Retail Group	14
85	CFS Gandel Retail Trust, Unit	132
31	Challenger Financial Services Group Ltd.	82
41	Coca-Cola Amatil Ltd.	220
4	Cochlear Ltd. (c)	166
86	Coles Myer Ltd. (c)	908
96	Commonwealth Bank of Australia	3,559
83	Commonwealth Property Office Fund, Unit (c)	91
30	Computershare Ltd. (c)	178
13	CSL Ltd.	575
69	CSR Ltd.	174
177	DB RREEF Trust (c)	226
34	DCA Group Ltd. (c)	90
22	Downer EDI Ltd.	110
149	Foster’s Group Ltd.	743
31	Futuris Corp., Ltd.	42
76	Goodman Fielder Ltd.	122
156	GPT Group	571
32	Harvey Norman Holdings Ltd. (c)	91
16	Iluka Resources Ltd. (c)	94
40	ING Industrial Fund, Unit (c)	74
115	Insurance Australia Group Ltd.	495
142	Investa Property Group (c)	264
65	John Fairfax Holdings Ltd.	245
10	Leighton Holdings Ltd.	171
27	Lend Lease Corp., Ltd. (c)	353
36	Lion Nathan Ltd. (c)	228
40	Macquarie Airports	100
18	Macquarie Bank Ltd.	1,054
20	Macquarie Communications Infrastructure Group (c)	95
87	Macquarie Goodman Group	446
177	Macquarie Infrastructure Group (c)	464
179	Macquarie Office Trust, Unit (c)	207
48	Mayne Pharma Ltd. (c)	162
60	Mirvac Group (c)	228
52	Multiplex Group (c)	149
120	National Australia Bank Ltd.	3,548
24	Newcrest Mining Ltd.	448
48	OneSteel Ltd.	158
22	Orica Ltd.	422
70	Origin Energy Ltd.	387
42	Pacific Brands Ltd.	86
30	Paladin Resources Ltd. (a) (c)	136
36	PaperlinX Ltd.	115
3	Perpetual Trustees Australia Ltd. (c)	175
9	Publishing & Broadcasting Ltd.	139
69	Qantas Airways Ltd.	227
58	QBE Insurance Group Ltd.	1,101
66	Rinker Group Ltd. (c)	944
21	Rio Tinto Ltd. (c)	1,261
45	Santos Ltd.	367
18	Sonic Healthcare Ltd.	188
107	Stockland (c)	628
44	Suncorp-Metway Ltd.	707
59	Sydney Roads Group (a) (c)	52
45	Symbion Health Ltd. (c)	115
40	TABCORP Holdings Ltd.	511

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   29

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Australia — Continued
151		Telstra Corp., Ltd.	464
45		Toll Holdings Ltd.	534
49		Transurban Group (c)	276
30		Wesfarmers Ltd.	793
113		Westfield Group (c)	1,627
137		Westpac Banking Corp.	2,530
34		Woodside Petroleum Ltd.	987
89		Woolworths Ltd.	1,425
10		WorleyParsons Ltd. (c)	140
35		Zinifex Ltd.	418
			48,355
		Austria — 1.5%
2		Andritz AG	388
2		Bank Austria Creditanstalt AG	310
6		BetandWin.com Interactive Entertainment AG (a) (c)	125
14		Boehler-Uddeholm AG	857
3		BWT AG	108
3		Christ Water Technology AG (a)	45
60		Erste Bank der Oesterreichischen Sparkassen AG	4,087
4		Flughafen Wien AG	335
30		Immoeast Immobilien Anlagen AG (a)	383
67		IMMOFINANZ Immobilien Anlagen AG (a)	818
4		Mayr-Melnhof Karton AG	757
26		Meinl European Land Ltd. (a)	575
51		OMV AG	2,779
12		Raiffeisen International Bank Holding AG	1,356
9		RHI AG (a) (c)	393
119		Telekom Austria AG	2,974
33		Verbund — Oesterreichische Elektrizitaetswirtschafts AG, Class A (c)	1,667
11		Voestalpine AG	509
10		Wiener Staedtische Allgemeine Versicherung AG	645
22		Wienerberger AG (c)	1,132
			20,243
		Belgium — 1.8%
17		AGFA-Gevaert N.V.	416
4		Bekaert S.A.	441
22		Belgacom S.A.	904
6		Colruyt S.A. (c)	1,088
1		Compagnie Maritime Belge S.A.	26
2		Cumerio	51
—	(h)	D’Ieteren S.A.	136
14		Delhaize Group (c)	1,172
94		Dexia (c)	2,531
2		Euronav N.V.	48
192		Fortis	8,062
13		Groupe Bruxelles Lambert S.A. (c)	1,385
33		InBev N.V.	1,841
30		KBC Group N.V.	3,236
7		Mobistar S.A.	560
1		Omega Pharma S.A.	70
13		Solvay S.A., Class A	1,720
16		UCB S.A. (c)	986
3		Umicore S.A.	482
			25,155
		Bermuda — 0.0% (g)
9		Frontline Ltd. (c)	358
4		Ship Finance International Ltd.	88
			446
		Brazil — 0.1%
12,479		Centrais Eletricas Brasileiras S.A.	263
12		Cia Vale do Rio Doce	303
40		Petroleo Brasileiro S.A.	881
			1,447
		Chile — 0.6%
2,501		Banco Santander Chile S.A.	116
33		Cia Cervecerias Unidas S.A., ADR	916
190		Cia de Telecomunicaciones de Chile S.A., ADR	1,437
1,072		Distribucion y Servicio D&S, S.A.	333
24		Embotelladora Andina S.A. ADR	369
446		Empresa Nacional de Electricidad S.A.	485
4		Empresas CMPC S.A.	131
28		Empresas COPEC S.A.	306
233		Enersis S.A. ADR	3,219
979		Masisa S.A.	175
30		Masisa S.A. ADR	263
75		SACI Falabella	240
			7,990
		China — 0.4%
61		BYD Co., Ltd., Class H (a) (c)	163
1,030		China Construction Bank, Class H (e) (c)	462
234		China Life Insurance Co.Ltd. (c)	493
375		Datang International Power Generation Co., Ltd., Class H	317
119		Foxconn International Holdings Ltd. (a) (c)	395
314		Huaneng Power International, Inc., Class H (c)	247
1,067		PetroChina Co., Ltd., Class H	1,177

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		China — Continued
171		Semiconductor Manufacturing International Corp. (Cayman Islands) (a)	20
1,903		Sinopec Yizheng Chemical Fibre Co., Ltd., Class H (a) (c)	364
1,583		Yanzhou Coal Mining Co., Ltd., Class H (c)	1,043
995		Zhejiang Expressway Co., Ltd.	672
			5,353
		Denmark — 1.2%
—	(h)	AP Moller - Maersk A/S (c)	1,834
3		Bang & Olufsen A/S (c)	345
4		Carlsberg A/S, Class B (c)	303
6		Coloplast A/S, Class B (c)	468
9		Danisco A/S	706
77		Danske Bank A/S	3,204
4		DSV A/S	755
3		East Asiatic Co., Ltd.	156
6		FLSmidth & Co. A/S	329
42		GN Store Nord (c)	588
10		H Lundbeck A/S (c)	225
9		Jyske Bank (Registered) (a) (c)	545
3		NKT Holding A/S	229
46		Novo-Nordisk A/S, Class B	3,463
9		Novozymes A/S, Class B	760
10		Sydbank A/S	375
3		Topdanmark A/S (a)	363
5		TrygVesta AS (c)	351
32		Vestas Wind Systems A/S (a)	906
5		William Demant Holding (a)	385
			16,290
		Finland — 0.8%
14		Elisa OYJ, Class A	344
34		Fortum OYJ	927
9		Metso OYJ	403
5		Neste Oil OYJ	159
252		Nokia OYJ	5,014
49		Nokia OYJ ADR	968
6		Nokian Renkaat OYJ (c)	110
18		Outokumpu OYJ	547
9		Rautaruukki OYJ	289
28		Sampo OYJ, Class A	616
30		Stora Enso OYJ, Class R	482
7		Tietoenator OYJ (c)	199
40		UPM-Kymmene OYJ	1,007
			11,065
		France — 9.6%
18		Accor S.A. (c)	1,255
14		Air France-KLM	484
17		Air Liquide (c)	3,698
153		Alcatel Lucent S.A.	1,948
14		Alstom (a)	1,288
6		Atos Origin S.A. (a)	317
193		AXA S.A.	7,350
94		BNP Paribas	10,325
23		Bouygues S.A. (c)	1,325
10		Business Objects S.A. (a)	352
17		Cap Gemini S.A. (c)	965
64		Carrefour S.A. (c)	3,895
6		Casino Guichard Perrachon S.A.	545
37		Cie de Saint-Gobain	2,705
12		Cie Generale d’Optique Essilor International S.A.	1,235
3		CNP Assurances	266
19		Compagnie Generale des Etablissements Michelin, Class B (c)	1,530
63		Credit Agricole S.A.	2,673
8		Dassault Systemes S.A.	413
200		France Telecom S.A.	5,215
20		Gaz de France (c)	792
28		Groupe Danone (c)	4,083
4		Hermes International	403
8		Imerys S.A. (c)	701
3		Klepierre	448
33		L’Oreal S.A. (c)	3,183
20		Lafarge S.A. (c)	2,709
12		Lagardere S.C.A. (c)	858
29		LVMH Moet Hennessy Louis Vuitton S.A.	3,038
11		M6-Metropole Television	337
3		Neopost S.A.	323
10		PagesJaunes Groupe S.A. (c)	310
9		Pernod-Ricard S.A. (c)	1,832
23		Peugeot S.A. (c)	1,294
8		PPR (c)	1,149
13		Publicis Groupe	505
19		Renault S.A.	2,181
21		Safran S.A. (c)	470
119		Sanofi-Aventis (c)	10,145
25		Schneider Electric S.A. (c)	2,592
66		SCOR (c)	167
6		Societe BIC S.A.	415
2		Societe Des Autoroutes Paris-Rhin-Rhone	126

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   31

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		France — Continued
40		Societe Generale	6,675
13		Societe Television Francaise 1	425
16		Sodexho Alliance S.A.	872
118		Suez S.A. (c)	5,277
246		Suez S.A. VVPR (a)	3
14		Technip S.A.	859
12		Thales S.A. (c)	549
27		Thomson S.A. (c)	471
255		Total S.A. (c)	17,227
778		Total S.A. VVPR (a)	10
6		Unibail (c)	1,384
7		Valeo S.A. (c)	264
4		Vallourec (c)	933
39		Veolia Environnement (c)	2,384
24		Vinci S.A. (c)	2,750
133		Vivendi S.A. (c)	5,044
5		Zodiac S.A.	337
			131,309
		Germany — 12.8%
39		Adidas AG	1,933
88		Allianz SE (Registered)	16,298
14		Altana AG	803
—	(h)	AMB Generali Holding AG	14
1		AXA Konzern AG	209
115		BASF AG	10,129
147		Bayer AG	7,365
13		Beiersdorf AG	732
6		Bilfinger Berger AG	367
15		Celesio AG	785
136		Commerzbank AG (c)	4,808
29		Continental AG	3,201
190		DaimlerChrysler AG	10,814
106		Deutsche Bank AG (Registered)	13,339
22		Deutsche Boerse AG	3,555
45		Deutsche Lufthansa AG (Registered)	1,032
151		Deutsche Post AG (Registered)	4,179
13		Deutsche Postbank AG	986
582		Deutsche Telekom AG (Registered) (c)	10,115
5		Douglas Holding AG	235
132		E.ON AG	15,827
7		Epcos AG (a)	120
14		Fresenius Medical Care AG & Co. KGaA	1,872
13		Heidelberger Druckmaschinen	614
10		Hochtief AG	663
31		Hypo Real Estate Holding AG	1,952
164		Infineon Technologies AG (a) (c)	1,993
19		IVG Immobilien AG	707
12		KarstadtQuelle AG (a) (c)	280
—	(h)	Lanxess AG (a)	12
15		Linde AG	1,463
29		MAN AG	2,592
13		Merck KGaA	1,377
28		Metro AG	1,674
11		MLP AG (c)	222
43		Münchener Rückversicherungs AG (Registered)	7,002
7		Premiere AG (a) (c)	107
3		Puma AG	1,082
6		Rheinmetall AG	418
86		RWE AG (c)	8,490
6		Salzgitter AG	670
48		SAP AG (c)	9,545
5		SGL Carbon AG (a)	108
179		Siemens AG (Registered)	16,076
7		SolarWorld AG (c)	367
18		Südzucker AG (c)	443
81		ThyssenKrupp AG	3,015
46		TUI AG (c)	996
41		Volkswagen AG (c)	4,019
2		Wincor Nixdorf AG	320
			174,925
		Gibraltar — 0.0% (g)
32		PartyGaming plc	19
		Greece — 1.1%
78		Alpha Bank AE	2,260
29		Coca Cola Hellenic Bottling Co. S.A.	942
26		Cosmote Mobile Telecommunications S.A.	629
51		EFG Eurobank Ergasias S.A.	1,682
1		Emporiki Bank of Greece S.A. (a)	19
7		Folli Follie S.A. (Registered)	218
24		Hellenic Petroleum S.A.	306
23		Hellenic Technodomiki Tev S.A.	230
56		Hellenic Telecommunications Organization S.A. (a)	1,445
22		Intracom S.A. (Registered) (a)	155
7		Lambrakis Press S.A. (a)	25
73		National Bank of Greece S.A.	3,318
42		OPAP S.A.	1,479
51		Piraeus Bank S.A.	1,445
30		Public Power Corp. GDR (a) (e)	763
30		Public Power Corp.	21

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Greece — Continued
17		Titan Cement Co. S.A.	866
			15,803
		Hong Kong — 1.0%
8		ASM Pacific Technology	39
88		Bank of East Asia Ltd.	419
217		BOC Hong Kong Holdings Ltd.	484
54		Cathay Pacific Airways Ltd. (c)	118
17		Cheung Kong Infrastructure Holdings Ltd.	51
92		Cheung Kong Holdings Ltd.	1,001
252		China Mobile Hong Kong Ltd.	2,047
—	(h)	China Mobile Ltd. ADR	19
8		Citic Pacific Ltd.	23
113		CLP Holdings Ltd. (c)	720
12		Denway Motors Ltd.	5
55		Esprit Holdings Ltd. (c)	533
90		Giordano International Ltd.	45
100		Hang Lung Properties Ltd. (c)	217
48		Hang Seng Bank Ltd. (c)	613
53		Henderson Land Development Co., Ltd. (c)	292
214		Hong Kong & China Gas (c)	490
60		Hong Kong Exchanges and Clearing Ltd. (c)	472
72		Hong Kong Electric Holdings (c)	339
35		Hopewell Holdings	103
83		Hutchison Telecommunications International Ltd. (a)	160
129		Hutchison Whampoa Ltd.	1,146
33		Hysan Development Co., Ltd. (c)	83
99		Johnson Electric Holdings Ltd.	78
34		Kerry Properties Ltd.	123
34		Kingboard Chemicals Holdings Ltd.	119
64		Lenovo Group Ltd.	27
112		Li & Fung Ltd. (c)	293
35		Melco International Development	86
74		MTR Corp. (c)	176
145		New World Development Co., Ltd.	247
89		Noble Group Ltd. (c)	66
16		Orient Overseas International Ltd.	68
212		PCCW Ltd. (c)	130
68		Shangri-La Asia Ltd. (c)	148
50		Shun TAK Holdings Ltd. (c)	66
84		Sino Land Co. (c)	146
86		Solomon Systech International Ltd. (c)	15
85		Sun Hung Kai Properties Ltd.	923
58		Swire Pacific Ltd., Class A	611
298		Tan Chong International Ltd.	72
49		Techtronic Industries Co.	70
18		Television Broadcasts Ltd.	101
52		Texwinca Holdings Ltd.	34
74		Wharf Holdings Ltd. (c)	252
9		Wing Hang Bank Ltd.	83
30		Yue Yuen Industrial Holdings	91
			13,444
		Hungary — 0.7%
15		BorsodChem Rt.	219
172		Magyar Telekom Rt. (a)	801
26		Mol Magyar Olaj — es Gazipari Rt.	2,563
111		OTP Bank Nyrt.	3,877
8		Richter Gedeon Nyrt.	1,600
			9,060
		India — 0.7%
21		Bajaj Auto Ltd. GDR	1,247
18		Grasim Industries Ltd. GDR (e)	1,098
406		Gujarat Ambuja Cements Ltd. GDR	1,092
90		Hindalco Industries Ltd. GDR (e)	377
11		ICICI Bank Ltd. ADR	378
14		Infosys Technologies Ltd.	651
222		ITC Ltd. GDR.	932
52		Larsen & Toubro Ltd. GDR	1,514
23		Mahanagar Telephone Nigam ADR	146
47		Ranbaxy Laboratories Ltd. GDR (c)	418
—	(h)	Reliance Energy Ltd. GDR (e)	12
8		Reliance Industries Ltd. GDR (e)	406
25		Satyam Computer Services Ltd.	244
14		Uniphos Enterprises Ltd. GDR (a)	9
96		United Phosphorus Ltd. ADR	629
			9,153
		Ireland — 1.1%
140		Allied Irish Banks plc	3,799
116		Bank of Ireland	2,331
4		Blackrock International Land plc (a)	2
42		C&C Group plc	693
69		CRH plc	2,424
19		DCC plc	521
81		Depfa Bank plc	1,356
25		Elan Corp. plc (a)	366
23		Elan Corp. plc ADR (a)	334
41		Experian Group Ltd. (a)	453
4		Fyffes plc	8
47		Grafton Group plc, Unit (a)	686

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   33

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Ireland — Continued
119		Independent News & Media plc	401
28		Irish Life & Permanent plc	697
18		Kerry Group plc, Class A	426
—	(h)	Kingspan Group plc	7
35		Ryanair Holdings plc (a)	396
385		Waterford Wedgwood plc, Unit (a)	37
			14,937
		Israel — 0.5%
228		Bank Hapoalim Ltd.	1,137
123		Bank Leumi Le-Israel BM	511
20		Clal Industries and Investments	109
14		ECI Telecom Ltd. (a)	107
—	(h)	Ectel Ltd. (a)	1
—	(h)	Elco Holdings Ltd.	—	(h)
—	(h)	Industrial Buildings Corp.	—	(h)
302		Israel Chemicals Ltd.	1,720
—	(h)	Israel Corp Ltd. (The)	22
—	(h)	Koor Industries Ltd. (a)	—	(h)
6		Koor Industries Ltd. ADR (a)	56
151		Makhteshim-Agan Industries Ltd.	759
85		Migdal Insurance Holdings Ltd.	118
—	(h)	Osem Investment Ltd.	—	(h)
16		Teva Pharmaceutical Industries Ltd.	528
67		Teva Pharmaceutical Industries Ltd. ADR	2,208
			7,276
		Italy — 8.2%
114		Alleanza Assicurazioni S.p.A. (c)	1,349
47		Arnoldo Mondadori Editore S.p.A.	453
236		Assicurazioni Generali S.p.A. (c)	9,369
27		Autogrill S.p.A. (c)	464
65		Autostrade S.p.A.	1,920
955		Banca Intesa S.p.A. (c)	6,521
264		Banca Monte dei Paschi di Siena S.p.A. (c)	1,618
87		Banca Popolare di Milano Scrl (c)	1,287
76		Banche Popolari Unite Scpa	2,099
89		Banco Popolare di Verona e Novara Scrl (c)	2,397
26		Benetton Group S.p.A.	484
46		Bulgari S.p.A. (c)	638
423		Capitalia S.p.A.	3,737
77		Edison S.p.A.	166
1,056		Enel S.p.A. (c)	10,117
643		ENI S.p.A. (c)	19,453
135		Fiat S.p.A. (a) (c)	2,377
69		Finmeccanica S.p.A.	1,661
17		Fondiaria-Sai S.p.A.	734
59		Gruppo Editoriale L’Espresso S.p.A. (c)	295
33		Italcementi S.p.A. (c)	868
9		Lottomatica S.p.A.	338
33		Luxottica Group S.p.A.	1,024
9		Marzotto S.p.A.	41
185		Mediaset S.p.A.	2,074
125		Mediobanca S.p.A. (c)	2,906
70		Mediolanum S.p.A. (c)	549
664		Pirelli & C. S.p.A.	606
276		SanPaolo IMI S.p.A.	5,897
357		Seat Pagine Gialle S.p.A. (c)	199
70		Sirti S.p.A. (a)	270
214		Snam Rete Gas S.p.A. (c)	1,092
193		SNIA S.p.A. (a)	24
39		Sorin S.p.A. (a) (c)	71
596		Telecom Italia Media S.p.A. (c)	273
2,589		Telecom Italia S.p.A.	7,842
1,476		Telecom Italia S.p.A. RNC	3,729
254		Terna Rete Elettrica Nationale S.p.A. (c)	772
59		Tiscali S.p.A. (a) (c)	178
576		UniCredito Italiano S.p.A. (a)	4,789
1,343		UniCredito Italiano S.p.A.	11,132
9		Valentino Fashion Group	329
			112,142
		Japan — 20.4%
35		77 Bank Ltd. (The) (c)	228
7		Acom Co., Ltd.	267
1		Aderans Co., Ltd. (c)	28
16		Advantest Corp. (c)	806
59		Aeon Co., Ltd.	1,379
8		Aeon Credit Service Co., Ltd. (c)	171
8		Aiful Corp. (c)	286
18		Aisin Seiki Co., Ltd. (c)	565
59		Ajinomoto Co., Inc.	678
2		Alfresa Holdings Corp.	100
68		All Nippon Airways Co., Ltd. (c)	266
22		Alps Electric Co., Ltd. (c)	219
38		Amada Co., Ltd.	378
3		Amano Corp.	40
9		Anritsu Corp.	52
4		Aoyama Trading Co., Ltd.	118
5		Arrk Corp.	67
38		Asahi Breweries Ltd.	548
96		Asahi Glass Co., Ltd. (c)	1,108
125		Asahi Kasei Corp.	799

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
4		Asatsu-DK, Inc. (c)	123
14		Asics Corp. (c)	188
54		Astellas Pharma, Inc.	2,427
2		Autobacs Seven Co., Ltd.	84
65		Bank of Fukuoka Ltd. (The) (c)	515
28		Bank of Kyoto Ltd. (The) (c)	287
121		Bank of Yokohama Ltd.	932
5		Benesse Corp.	189
61		Bridgestone Corp.	1,268
6		Canon Marketing Japan, Inc.	152
107		Canon, Inc.	5,735
24		Casio Computer Co., Ltd. (c)	478
11		Central Glass Co., Ltd.	61
—	(h)	Central Japan Railway Co.	1,637
85		Chiba Bank Ltd. (The)	760
15		Chiyoda Corp. (c)	271
62		Chubu Electric Power Co., Inc.	1,726
28		Chugai Pharmaceutical Co., Ltd. (c)	569
2		Circle K Sunkus Co., Ltd. (c)	46
42		Citizen Watch Co., Ltd. (c)	350
6		Coca-Cola West Holdings Co., Ltd.	106
8		COMSYS Holdings Corp. (c)	85
16		Credit Saison Co., Ltd.	587
7		CSK Holdings Corp.	289
65		Dai Nippon Printing Co., Ltd. (c)	972
31		Daicel Chemical Industries Ltd.	208
32		Daido Steel Co., Ltd. (c)	208
9		Daifuku Co., Ltd.	117
76		Daiichi Sankyo Co., Ltd.	2,264
25		Daikin Industries Ltd. (c)	713
20		Daimaru, Inc. (c)	241
68		Dainippon Ink and Chemicals, Inc.	256
17		Dainippon Screen Manufacturing Co., Ltd. (c)	141
8		Daito Trust Construction Co., Ltd.	403
50		Daiwa House Industry Co., Ltd.	907
124		Daiwa Securities Group, Inc.	1,407
37		Denki Kagaku Kogyo KK	142
52		Denso Corp.	2,001
—	(h)	Dentsu, Inc. (c)	457
24		Dowa Holdings Co., Ltd.	198
—	(h)	E*Trade Securities Co., Ltd.	173
—	(h)	eAccess Ltd.	54
—	(h)	East Japan Railway Co.	2,446
37		Ebara Corp. (c)	145
7		EDION Corp.	107
25		Eisai Co., Ltd.	1,295
16		Electric Power Development Co., Ltd. (c)	670
7		Elpida Memory, Inc. (a)	317
4		FamilyMart Co., Ltd.	121
19		Fanuc Ltd.	1,609
5		Fast Retailing Co., Ltd. (c)	456
56		Fuji Electric Holdings Co., Ltd.	304
50		Fuji Photo Film Co., Ltd.	1,858
5		FUJI SOFT, Inc.	113
—	(h)	Fuji Television Network, Inc.	175
36		Fujikura Ltd. (c)	380
184		Fujitsu Ltd.	1,501
63		Furukawa Electric Co., Ltd. (c)	451
7		Glory Ltd.	134
—	(h)	Goodwill Group, Inc. (The)	68
44		Gunma Bank Ltd. (The)	305
31		Gunze Ltd.	165
2		Hakuhodo DY Holdings, Inc.	117
24		Hankyu Department Stores (c)	201
25		Hankyu Hanshin Holdings, Inc.	151
74		Haseko Corp. (a)	252
3		Hikari Tsushin, Inc.	132
27		Hino Motors Ltd. (c)	133
3		Hirose Electric Co., Ltd.	422
7		Hitachi Cable Ltd.	36
2		Hitachi Capital Corp.	32
10		Hitachi Chemical Co., Ltd. (c)	256
13		Hitachi Construction Machinery Co., Ltd.	306
5		Hitachi High-Technologies Corp.	155
336		Hitachi Ltd.	1,923
8		Hokkaido Electric Power Co., Inc.	179
117		Hokuhoku Financial Group, Inc. (c)	437
158		Honda Motor Co., Ltd.	5,587
7		House Foods Corp. (c)	107
42		Hoya Corp.	1,631
13		Ibiden Co., Ltd.	701
—	(h)	Index Holdings Corp. (c)	57
—	(h)	Inpex Holdings, Inc. (a)	679
18		Isetan Co., Ltd. (c)	320
60		Ishihara Sangyo Kaisha Ltd. (a) (c)	84
148		Ishikawajima-Harima Heavy Industries Co., Ltd.	497
7		Ito En Ltd. (c)	225
149		Itochu Corp.	1,187
2		Itochu Techno Solutions Corp.	137
3		Jafco Co., Ltd. (c)	140

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   35

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
86		Japan Airlines Corp. (a) (c)	164
—	(h)	Japan Prime Realty Investment Corp.	104
—	(h)	Japan Real Estate Investment Corp.	46
—	(h)	Japan Retail Fund Investment Corp. (c)	39
32		Japan Steel Works Ltd (The) (c)	214
—	(h)	Japan Tobacco, Inc.	1,915
59		JFE Holdings, Inc.	2,351
20		JGC Corp. (c)	309
60		Joyo Bank Ltd. (The) (c)	350
23		JS Group Corp.	468
18		JSR Corp. (c)	443
23		JTEKT Corp.	475
87		Kajima Corp. (c)	415
31		Kamigumi Co., Ltd. (c)	258
27		Kaneka Corp.	259
77		Kansai Electric Power Co., Inc. (The)	1,809
26		Kansai Paint Co., Ltd.	217
50		Kao Corp.	1,318
17		Katokichi Co., Ltd.	129
126		Kawasaki Heavy Industries Ltd. (c)	465
65		Kawasaki Kisen Kaisha Ltd. (c)	462
—	(h)	KDDI Corp.	1,489
46		Keihin Electric Express Railway Co., Ltd. (c)	329
56		Keio Corp.	373
34		Keisei Electric Railway Co., Ltd. (c)	207
4		Keyence Corp. (c)	774
13		Kikkoman Corp. (c)	145
11		Kinden Corp.	83
162		Kintetsu Corp.	500
78		Kirin Brewery Co., Ltd.	1,034
282		Kobe Steel Ltd.	861
12		Kokuyo Co., Ltd.	179
95		Komatsu Ltd.	1,709
10		Komori Corp.	183
11		Konami Corp. (c)	316
52		Konica Minolta Holdings, Inc. (a) (c)	699
2		Kose Corp.	51
106		Kubota Corp.	927
35		Kuraray Co., Ltd. (c)	399
12		Kurita Water Industries Ltd.	235
16		Kyocera Corp.	1,467
31		Kyowa Hakko Kogyo Co., Ltd.	235
40		Kyushu Electric Power Co., Inc.	926
8		Lawson, Inc. (c)	285
13		Leopalace21 Corp.	469
3		Mabuchi Motor Co., Ltd. (c)	152
12		Makita Corp.	352
149		Marubeni Corp. (c)	762
32		Marui Co., Ltd. (c)	437
11		Matsui Securities Co., Ltd. (c)	92
2		Matsumotokiyoshi Co., Ltd.	46
199		Matsushita Electric Industrial Co., Ltd.	4,144
36		Matsushita Electric Works Ltd. (c)	402
16		Mediceo Paltac Holdings Co., Ltd.	312
23		Meiji Dairies Corp.	150
41		Meiji Seika Kaisha Ltd. (c)	208
5		Meitec Corp.	154
64		Millea Holdings, Inc.	2,391
21		Minebea Co., Ltd.	127
116		Mitsubishi Chemical Holdings Corp.	741
139		Mitsubishi Corp. (c)	2,684
192		Mitsubishi Electric Corp.	1,669
118		Mitsubishi Estate Co., Ltd.	2,830
39		Mitsubishi Gas Chemical Co., Inc.	369
320		Mitsubishi Heavy Industries Ltd. (c)	1,428
13		Mitsubishi Logistics Corp. (c)	208
90		Mitsubishi Materials Corp. (c)	355
55		Mitsubishi Rayon Co., Ltd.	345
1		Mitsubishi Tokyo UFJ Financial Group, Inc.	10,984
26		Mitsubishi UFJ Securities Co., Ltd.	317
162		Mitsui & Co., Ltd. (c)	2,209
76		Mitsui Chemicals, Inc.	521
63		Mitsui Engineering & Shipbuilding Co., Ltd. (c)	235
90		Mitsui Fudosan Co., Ltd. (c)	2,207
72		Mitsui Mining & Smelting Co., Ltd.	346
112		Mitsui OSK Lines Ltd. (c)	933
119		Mitsui Sumitomo Insurance Co., Ltd.	1,474
61		Mitsui Trust Holdings, Inc.	718
39		Mitsukoshi Ltd.	201
2		Mitsumi Electric Co., Ltd. (c)	25
1		Mizuho Financial Group, Inc.	7,540
20		Murata Manufacturing Co., Ltd. (c)	1,410
23		Namco Bandai Holdings, Inc. (c)	367
203		NEC Corp.	1,045
3		NEC Electronics Corp. (a) (c)	102
—	(h)	NET One Systems Co., Ltd. (c)	70
30		NGK Insulators Ltd. (c)	403
18		NGK Spark Plug Co., Ltd. (c)	388
23		NHK Spring Co., Ltd. (c)	254
1		Nichii Gakkan Co. (c)	21

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
25		Nichirei Corp. (c)	131
11		Nidec Corp. (c)	831
83		Nikko Cordial Corp.	985
28		Nikon Corp. (c)	575
11		Nintendo Co., Ltd.	2,153
—	(h)	Nippon Building Fund, Inc.	118
26		Nippon Electric Glass Co., Ltd.	559
84		Nippon Express Co., Ltd. (c)	453
16		Nippon Kayaku Co., Ltd.	129
33		Nippon Light Metal Co., Ltd. (c)	82
15		Nippon Meat Packers, Inc.	169
85		Nippon Mining Holdings, Inc.	638
128		Nippon Oil Corp. (c)	954
—	(h)	Nippon Paper Group, Inc.	376
55		Nippon Sheet Glass Co., Ltd. (c)	246
13		Nippon Shokubai Co., Ltd. (c)	137
609		Nippon Steel Corp.	2,476
1		Nippon Telegraph & Telephone Corp.	2,703
101		Nippon Yusen KK	655
46		Nishi-Nippon City Bank Ltd. (The) (c)	218
40		Nishimatsu Construction Co., Ltd. (c)	138
14		Nissan Chemical Industries Ltd. (c)	179
224		Nissan Motor Co., Ltd. (c)	2,679
13		Nisshin Seifun Group, Inc.	131
80		Nisshin Steel Co., Ltd. (c)	248
16		Nisshinbo Industries, Inc.	160
10		Nissin Food Products Co., Ltd. (c)	311
3		Nitori Co., Ltd. (c)	131
16		Nitto Denko Corp. (c)	930
11		NOK Corp. (c)	292
181		Nomura Holdings, Inc.	3,176
—	(h)	Nomura Real Estate Office Fund, Inc.	288
2		Nomura Research Institute Ltd. (c)	262
45		NSK Ltd.	379
38		NTN Corp. (c)	309
—	(h)	NTT Data Corp. (c)	588
2		NTT DoCoMo, Inc.	2,945
—	(h)	NTT Urban Development Corp.	173
71		Obayashi Corp.	468
—	(h)	Obic Co., Ltd.	88
48		Odakyu Electric Railway Co., Ltd. (c)	294
69		Oji Paper Co., Ltd. (c)	366
46		Oki Electric Industry Co., Ltd. (c)	109
13		Okuma Holdings, Inc.	124
8		Okumura Corp.	41
24		Olympus Corp. (c)	748
23		Omron Corp.	603
10		Onward Kashiyama Co., Ltd. (c)	136
4		Oracle Corp. Japan (c)	207
6		Oriental Land Co., Ltd. (c)	354
9		Orix Corp.	2,517
210		Osaka Gas Co., Ltd.	757
8		OSG Corp. (c)	113
1		Otsuka Corp. (c)	154
8		Park24 Co., Ltd.	116
17		Pioneer Corp. (c)	273
8		Promise Co., Ltd.	303
14		QP Corp. (c)	128
1		Rakuten, Inc. (c)	344
—	(h)	Resona Holdings, Inc.	1,360
67		Ricoh Co., Ltd.	1,324
5		Rinnai Corp.	130
11		Rohm Co., Ltd.	992
—	(h)	Round One Corp.	147
2		Ryohin Keikaku Co., Ltd.	154
22		Sanden Corp. (c)	95
8		Sanken Electric Co., Ltd. (c)	93
7		Sankyo Co., Ltd.	347
9		Santen Pharmaceutical Co., Ltd. (c)	232
25		Sanwa Shutter Corp.	143
175		Sanyo Electric Co., Ltd. (c)	335
—	(h)	Sapporo Hokuyo Holdings, Inc.	150
37		Sapporo Holdings Ltd. (c)	191
1		SBI Holdings, Inc.	318
21		Secom Co., Ltd.	1,068
18		Sega Sammy Holdings, Inc.	457
13		Seiko Epson Corp. (c)	317
14		Seino Holdings Co., Ltd.	149
55		Sekisui Chemical Co., Ltd.	485
56		Sekisui House Ltd.	890
80		Seven & I Holdings Co., Ltd.	2,579
1		SFCG Co., Ltd. (c)	109
99		Sharp Corp.	1,763
7		Shimachu Co., Ltd.	197
3		Shimamura Co., Ltd. (c)	299
9		Shimano, Inc.	255
69		Shimizu Corp.	406
38		Shin-Etsu Chemical Co., Ltd.	2,518
6		Shinko Electric Industries	154
59		Shinko Securities Co., Ltd. (c)	228

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   37

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
125		Shinsei Bank Ltd.	721
30		Shionogi & Co., Ltd.	603
38		Shiseido Co., Ltd.	733
62		Shizuoka Bank Ltd. (The) (c)	665
102		Showa Denko KK (c)	446
15		Showa Shell Sekiyu KK	170
5		SMC Corp.	737
—	(h)	Snow Brand Milk Products Co., Ltd. (a)	2
79		Softbank Corp. (c)	1,721
36		Sojitz Corp. (a) (c)	119
83		Sompo Japan Insurance, Inc.	1,103
102		Sony Corp.	4,156
14		Stanley Electric Co., Ltd.	281
6		Sumco Corp. (c)	426
23		Sumitomo Bakelite Co., Ltd.	174
148		Sumitomo Chemical Co., Ltd.	1,051
105		Sumitomo Corp.	1,379
74		Sumitomo Electric Industries Ltd. (c)	1,053
56		Sumitomo Heavy Industries Ltd.	476
437		Sumitomo Metal Industries Ltd.	1,644
55		Sumitomo Metal Mining Co., Ltd.	725
1		Sumitomo Mitsui Financial Group, Inc. (c)	6,535
18		Sumitomo Osaka Cement Co., Ltd.	53
43		Sumitomo Realty & Development Co., Ltd.	1,434
13		Sumitomo Rubber Industries, Inc. (c)	149
2		Sumitomo Titanium Corp. (c)	190
124		Sumitomo Trust & Banking Co., Ltd. (The)	1,335
20		Suruga Bank Ltd.	246
9		Suzuken Co., Ltd.	319
27		T&D Holdings, Inc.	1,947
81		Taiheiyo Cement Corp.	327
114		Taisei Corp.	389
15		Taisho Pharmaceutical Co., Ltd. (c)	267
21		Taiyo Nippon Sanso Corp.	184
17		Taiyo Yuden Co., Ltd. (c)	262
25		Takara Holdings, Inc. (c)	155
25		Takashimaya Co., Ltd. (c)	368
89		Takeda Pharmaceutical Co., Ltd. (c)	5,745
12		Takefuji Corp. (c)	441
14		Takuma Co., Ltd. (c)	75
24		Tanabe Seiyaku Co., Ltd. (c)	296
13		TDK Corp.	986
86		Teijin Ltd.	478
17		Terumo Corp.	686
14		THK Co., Ltd.	365
3		TIS, Inc. (c)	68
89		Tobu Railway Co., Ltd. (c)	439
32		Toda Corp. (c)	140
16		Toho Co., Ltd.	300
3		Toho Titanium Co., Ltd. (c)	140
43		Tohoku Electric Power Co., Inc. (c)	963
6		Tokai Rika Co., Ltd.	114
25		Tokuyama Corp. (c)	314
3		Tokyo Broadcasting System, Inc.	78
118		Tokyo Electric Power Co., Inc. (The)	3,442
16		Tokyo Electron Ltd. (c)	1,210
227		Tokyo Gas Co., Ltd. (c)	1,158
3		Tokyo Seimitsu Co., Ltd. (c)	150
11		Tokyo Steel Manufacturing Co., Ltd.	171
3		Tokyo Style Co., Ltd.	37
114		Tokyu Corp.	772
40		Tokyu Land Corp. (c)	382
24		TonenGeneral Sekiyu KK (c)	229
57		Toppan Printing Co., Ltd.	627
132		Toray Industries, Inc.	952
287		Toshiba Corp. (c)	1,810
40		Tosoh Corp.	168
29		TOTO Ltd.	290
15		Toyo Seikan Kaisha Ltd. (c)	285
7		Toyo Suisan Kaisha Ltd.	102
48		Toyobo Co., Ltd.	127
7		Toyoda Gosei Co., Ltd.	152
19		Toyota Industries Corp.	841
291		Toyota Motor Corp.	17,153
18		Toyota Tsusho Corp.	532
12		Trend Micro, Inc. (c)	383
74		Ube Industries Ltd.	218
4		Uni-Charm Corp. (c)	208
5		Uniden Corp. (c)	48
13		UNY Co., Ltd.	162
8		Ushio, Inc. (c)	175
2		USS Co., Ltd.	104
9		Wacoal Holdings Corp. (c)	110
—	(h)	West Japan Railway Co.	764
1		Yahoo! Japan Corp.(c)	570
13		Yakult Honsha Co., Ltd. (c)	351
8		Yamada Denki Co., Ltd. (c)	800
16		Yamaha Corp.	338
19		Yamaha Motor Co., Ltd.	508
38		Yamato Holdings Co., Ltd. (c)	585

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
8		Yamazaki Baking Co., Ltd. (c)	79
17		Yaskawa Electric Corp.	181
22		Yokogawa Electric Corp. (c)	302
21		Zeon Corp.	212
			279,643
		Luxembourg — 0.3%
232		Tenaris S.A.	4,487
		Mexico — 0.6%
26		Alfa S.A. de C.V., Class A	143
959		America Movil S.A. de C.V., Class L	2,050
414		Cemex S.A. de C.V., Unit (a)	1,269
19		Controlodora Comercial Mexicana S.A. de C.V., Unit	38
32		Fomento Economico Mexicano S.A. de C.V., Unit	309
95		Grupo Carso S.A. de C.V., Class A	319
220		Grupo Mexico S.A. de C.V., Class B	770
64		Grupo Modelo S.A., Class C	312
121		Grupo Televisa S.A.	595
34		Industrias Penoles S.A. de C.V.	278
65		Kimberly-Clark de Mexico S.A. de C.V., Class A	271
358		Telefonos de Mexico S.A. de C.V., Class A	472
687		Telefonos de Mexico S.A. de C.V., Class L	908
303		Wal-Mart de Mexico S.A. de C.V., Class V	1,053
			8,787
		Netherlands — 4.3%
183		ABN AMRO Holdings N.V.	5,335
144		Aegon N.V.	2,648
24		Akzo Nobel N.V.	1,320
51		ASML Holding N.V. (a) (c)	1,155
4		Buhrmann N.V.	68
6		Corio N.V.	409
11		Euronext N.V.	1,078
35		European Aeronautic Defence and Space Co. N.V.	953
8		Fugro N.V. CVA	365
6		Getronics N.V. (c)	43
67		Hagemeyer N.V. (a) (c)	343
22		Heineken N.V.	992
187		ING Groep N.V. CVA	8,288
37		James Hardie Industries N.V.	225
150		Koninklijke Ahold N.V. (a)	1,576
13		Koninklijke DSM N.V.	591
122		Koninklijke Philips (Royal) Electronics N.V.	4,234
62		Mittal Steel Co. N.V.	2,655
—	(h)	OCE N.V. (c)	4
38		Qiagen N.V. (a) (c)	603
2		Randstad Holdings N.V.	104
61		Reed Elsevier N.V.	1,036
7		Rodamco Europe N.V.	789
230		Royal Dutch Shell plc, Class A (c)	8,003
134		Royal Dutch Shell plc, Class B	4,818
191		Royal KPN N.V.	2,558
17		Royal Numico N.V. (c)	744
22		SBM Offshore N.V.	642
38		TNT N.V.	1,478
173		Unilever N.V. CVA (c)	4,258
24		Vedior N.V. CVA	437
1		Wereldhave N.V.	132
33		Wolters Kluwer N.V. CVA, Class C	914
			58,798
		New Zealand — 0.5%
356		Auckland International Airport Ltd.	486
104		Contact Energy Ltd.	520
96		Fisher & Paykel Appliances Holdings Ltd. (c)	245
185		Fisher & Paykel Healthcare Corp.	518
169		Fletcher Building Ltd. (c)	1,078
239		Kiwi Income Property Trust, Unit	218
151		Sky City Entertainment Group Ltd. (c)	521
71		Sky Network Television Ltd. (c)	269
719		Telecom Corp. of New Zealand Ltd. (c)	2,233
105		Tower Ltd. (a) (c)	243
90		Vector Ltd. (c)	153
52		Warehouse Group Ltd. (c)	225
			6,709
		Norway — 1.3%
1		Aker ASA, Class A (c)	33
4		Aker Kvaerner ASA	385
162		DET Norske Oljeselskap (a) (c)	273
134		DNB NOR ASA (c)	1,761
3		Golar LNG Ltd. (a)	35
16		Hafslund ASA, Class A	292
6		Hafslund ASA, Class B	114
134		Norsk Hydro ASA	3,101
26		Norske Skogindustrier ASA	416
27		Ocean RIG ASA (a)	181
38		Orkla ASA	1,960
10		Petrojarl ASA (a) (c)	104
10		Petroleum Geo-Services ASA (a)	571
18		Schibsted ASA (c)	535

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   39

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Norway — Continued
131	Statoil ASA	3,332
46	Storebrand ASA (c)	549
22	Tandberg ASA	257
9	Tandberg Television ASA (a) (c)	95
139	Telenor ASA	2,196
19	TGS Nopec Geophysical Co., ASA (a)	338
38	Tomra Systems ASA (c)	258
39	Yara International ASA (c)	690
		17,476
	Phillippines — 0.8%
42	Ayala Corp.	412
5,950	Ayala Land, Inc.	1,818
1,169	Bank of the Philippine Islands	1,452
2,072	Filinvest Land, Inc. (a)	71
92	Manila Electric Co., Class B (a)	58
480	Metropolitan Bank & Trust	452
1,740	Petron Corp.	145
84	Philippine Long Distance Telephone Co.	4,001
252	San Miguel Corp., Class B	377
9,202	SM Prime Holdings, Inc.	1,678
		10,464
	Portugal — 0.9%
134	Banco BPI S.A. (Registered) (c)	1,020
651	Banco Comercial Portugues S.A. (Registered) (c)	2,119
60	Banco Espirito Santo S.A. (Registered) (c)	956
65	Brisa-Auto Estradas de Portugal S.A. (c)	718
81	Cimpor Cimentos de Portugal S.A. (c)	570
532	Energias de Portugal S.A.	2,394
23	Jeronimo Martins	436
238	Portugal Telecom SGPS S.A. (Registered)	2,969
52	PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A.	633
403	Sonae SGPS S.A.	766
		12,581
	Singapore — 0.6%
40	Allgreen Properties Ltd.	43
56	Ascendas Real Estate Investment Trust	78
25	CapitaCommercial Trust	35
96	CapitaLand Ltd.	336
102	CapitaMall Trust	170
82	Chartered Semiconductor Manufacturing Ltd. (a) (c)	63
39	City Developments Ltd.	276
133	ComfortDelgro Corp., Ltd.	140
52	Cosco Corp. Singapore Ltd.	64
5	Creative Technology Ltd.	36
6	Datacraft Asia Ltd. (a)	6
89	DBS Group Holdings Ltd.	1,163
55	Fraser and Neave Ltd.	157
11	Haw Par Corp., Ltd.	50
9	Jardine Cycle & Carriage Ltd.	72
3	K-REIT Asia	4
42	Keppel Corp., Ltd.	427
29	Keppel Land Ltd. (c)	103
28	Neptune Orient Lines Ltd. (c)	36
29	Olam International Ltd.	36
182	Oversea-Chinese Banking Corp.	819
51	Parkway Holdings Ltd.	91
62	SembCorp Industries Ltd.	145
32	SembCorp. Marine Ltd.	70
50	Singapore Airlines Ltd.	484
47	Singapore Exchange Ltd.	136
10	Singapore Land Ltd.	54
10	Singapore Petroleum Co., Ltd.	29
91	Singapore Post Ltd.	59
119	Singapore Press Holdings Ltd.	320
93	Singapore Technologies Engineering Ltd.	177
567	Singapore Telecommunications Ltd.	965
47	SMRT Corp., Ltd.	34
87	STATS ChipPAC Ltd. (a)	55
81	Suntec Real Estate Investment Trust (c)	81
85	United Overseas Bank Ltd.	963
33	United Overseas Land Ltd.	84
17	Venture Corp., Ltd.	160
34	Want Want Holdings Ltd.	61
33	Wing Tai Holdings Ltd.	43
		8,125
	South Africa — 0.4%
6	Anglo Platinum Ltd. (c)	661
6	AngloGold Ashanti Ltd.	262
6	AVI Ltd.	15
13	Barloworld Ltd.	249
2	Bidvest Group Ltd.	37
6	Consol Ltd.	13
37	Edgars Consolidated Stores Ltd.	182
153	FirstRand Ltd.	399
27	Gold Fields Ltd.	448
5	Harmony Gold Mining Co., Ltd. (a)	78
1	Impala Platinum Holdings Ltd.	162

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		South Africa — Continued
9		Imperial Holdings Ltd. (a)	176
6		Investec Ltd.	56
11		Liberty Group Ltd.	112
30		Metropolitan Holdings Ltd.	53
15		Mittal Steel South Africa Ltd.	180
16		MTN Group Ltd.	145
13		Nampak Ltd.	35
4		Naspers Ltd., Class N	65
14		Nedbank Group Ltd.	236
14		Sanlam Ltd.	33
14		Sappi Ltd.	199
37		Sasol Ltd.	1,274
15		Shoprite Holdings Ltd.	55
12		Standard Bank Group Ltd.	141
7		Telkom S.A. Ltd.	123
8		Tiger Brands Ltd.	161
			5,550
		South Korea — 0.6%
2		Cheil Communications, Inc.	532
12		Daelim Industrial Co.	910
25		Daewoo Shipbuilding & Marine Engineering Co., Ltd.	811
10		Daishin Securities Co., Ltd.	222
8		Hyundai Mobis	822
6		LG Chem Ltd.	240
8		LG Electronics, Inc.	503
4		POSCO	1,009
1		Samsung Electronics Co., Ltd.	907
8		Samsung Fire & Marine Insurance Co., Ltd.	1,305
1		Shinsegae Co., Ltd.	449
1		SK Telecom Co., Ltd.	253
			7,963
		Spain — 6.0%
27		Abertis Infraestructuras S.A. (c)	743
4		Acciona S.A.	630
34		Acerinox S.A. (c)	803
47		ACS Actividades Cons y Serv (c)	2,355
47		Altadis S.A.	2,252
7		Antena 3 de Television S.A.	161
538		Banco Bilbao Vizcaya Argentaria S.A.	12,993
128		Banco Popular Espanol S.A. (c)	2,213
950		Banco Santander Central Hispano S.A.	16,437
36		Cintra Concesiones de Infraestructuras de Transporte S.A. (c)	551
14		Corp. Financiera Alba	873
163		Corp Mapfre S.A.	723
17		Ebro Puleva S.A.	382
149		Endesa S.A.	6,540
10		Fadesa Inmobiliaria S.A.	446
10		Fomento de Construcciones y Contratas S.A.	868
26		Gamesa Corp. Tecnologica S.A.	597
34		Gas Natural SDG S.A. (c)	1,362
10		Grupo Ferrovial S.A. (c)	926
128		Iberdrola S.A. (c)	5,860
51		Iberia Lineas Aereas de Espana	161
39		Inditex S.A.	1,870
21		Indra Sistemas S.A. (c)	458
4		Promotora de Informaciones S.A. (c)	64
144		Repsol YPF S.A. (c)	4,783
16		Sacyr Vallehermoso S.A. (c)	792
17		Sociedad General de Aguas de Barcelona S.A., Class A	596
5		Sogecable S.A. (a) (c)	164
652		Telefonica S.A. (c)	12,558
18		Telefonica S.A. ADR	1,030
31		Union Fenosa S.A. (c)	1,567
44		Zeltia S.A. (a) (c)	322
			82,080
		Sweden — 1.8%
13		Alfa Laval AB	473
20		Assa Abloy AB, Class B	392
40		Atlas Copco AB, Class A	1,178
20		Boliden AB, Class B (c)	448
10		D. Carnegie & Co. AB	195
23		Electrolux AB, Class B (c)	417
1		Elekta AB, Class B (c)	21
13		Eniro AB	154
4		Getinge AB, Class B	67
43		Hennes & Mauritz AB, Class B	1,850
12		Hoganas AB, Class B	300
4		Holmen AB, Class B	174
23		Husqvarna AB, Class B (a) (c)	279
28		Kungsleden AB	357
3		Modern Times Group AB, Class B (a)	156
209		Nordea Bank AB	2,882
72		Sandvik AB	879
—	(h)	SAS AB, Class B (a)	6
4		Scania AB, Class B	272
35		Securitas AB, Class B	464
35		Securitas Direct AB, Class B (a)	107

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   41

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Sweden — Continued
35		Securitas Systems AB, Class B (a)	118
61		Skandinaviska Enskilda Banken AB, Class A	1,691
27		Skanska AB, Class B	478
29		SKF AB, Class B	472
6		Ssab Svenskt Stal AB, Class A	120
10		Ssab Svenskt Stal AB, Class B	207
20		Svenska Cellulosa AB, Class B	894
51		Svenska Handelsbanken AB, Class A	1,307
12		Swedish Match AB	189
16		Tele2 AB, Class B (c)	163
1,187		Telefonaktiebolaget LM Ericsson, Class B	4,487
42		Telelogic AB (a)	77
132		TeliaSonera AB	959
8		Trelleborg AB, Class B	174
10		Volvo AB, Class A	670
19		Volvo AB, Class B (c)	1,206
			24,283
		Switzerland — 2.0%
53		ABB Ltd.	784
7		Adecco S.A. (Registered)	415
3		Clariant AG (Registered) (a)	39
17		Compagnie Financiere Richemont AG, Class A, Unit	840
3		Converium Holding AG	35
29		Credit Suisse Group (Registered)	1,756
—	(h)	Givaudan (Registered)	162
4		Holcim Ltd. (Registered)	351
1		Kudelski SA (c)	35
—	(h)	Kuoni Reisen Holding (Registered) (a)	19
3		Logitech International S.A. (Registered) (a)	85
2		Lonza Group AG (Registered)	165
1		Micronas Semiconductor Holding ADR (a)	12
12		Nestle S.A. (Registered)	4,131
—	(h)	Nobel Biocare Holding AG	75
69		Novartis AG (Registered)	4,193
—	(h)	OC Oerlikon Corp. AG (Registered) (a) (c)	119
—	(h)	Phonak Holding AG	8
20		Roche Holding AG	3,474
—	(h)	Serono S.A., Class B	10
—	(h)	SGS S.A. (c)	435
93		STMicroelectronics N.V.	1,604
—	(h)	Sulzer AG (Registered)	38
12		Swatch Group AG	475
8		Swiss Reinsurance (Registered)	658
1		Swisscom AG (Registered)	353
3		Syngenta AG (a)	563
66		UBS AG (Registered)	3,931
23		Xstrata plc	959
4		Zurich Financial Services AG	1,110
			26,834
		Taiwan — 0.5%
440		Asustek Computer, Inc.	1,069
163		Chi Mei Optoelectronics Corp.	169
202		China Steel Corp.	178
2,301		Far Eastern Textile Co., Ltd.	1,742
76		Hon Hai Precision Industry Co., Ltd.	489
500		Quanta Computer, Inc.	740
1,311		Taishin Financial Holdings Co., Ltd. (a)	671
928		Taiwan Mobile Co., Ltd.	925
500		Taiwan Semiconductor Manufacturing Co., Ltd.	914
313		United Microelectronics Corp.	174
			7,071
		Thailand — 0.5%
200		Advance Agro pcl (a)	166
65		Advanced Information Service pcl, Class F	160
246		Bangkok Bank pcl, Class F	803
152		Electricity Generating pcl	371
751		Hana Microelectronics pcl, Class F	553
345		ICC International pcl, Class F	408
416		Kasikornbank pcl (c)	814
750		Krung Thai Bank pcl, Class F	268
576		Nation Multimedia Group pcl (a)	148
315		PTT Exploration & Production pcl, Class F	935
31		PTT pcl	188
424		Shin Corp. pcl, Class F (c)	399
137		Siam Cement pcl	992
296		Siam Commercial Bank pcl, Class F	524
183		Thai Airways International pcl, Class F	239
			6,968
		Turkey — 0.6%
287		Akbank TAS	1,619
55		Akcansa Cimento A.S.	294
212		Aksigorta A.S.	879
44		Alarko Holding A.S.	122
15		Anadolu Efes Biracilik Ve Malt Sanayii A.S.	397
38		Arcelik	245
45		Aygaz A.S. (a)	115
79		Cimsa Cimento Sanayi VE Tica	478
50		Dogan Yayin Holding (a)	189
64		Eregli Demir ve Celik Fabrikalari TAS	367

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Turkey — Continued
37	Ford Otomotiv Sanayi A.S.	259
46	Migros Turk TAS (a)	521
46	Tofas Turk Otomobil Fabrik	150
64	Trakya Cam Sanayi A.S.	177
44	Tupras Turkiye Petrol Rafine	721
54	Turkcell Iletisim Hizmet	290
157	Turkiye Garanti Bankasi A.S.	571
166	Turkiye Is Bankasi, Class C	1,065
79	Vestel Elektronik Sanayi (a)	208
201	Yapi ve Kredi Bankasi (a)	382
		9,049
	United Kingdom — 9.7%
26	3i Group plc	468
34	Acergy S.A. (a)	613
34	Aegis Group plc	86
5	Aggreko plc	36
42	Alliance Boots plc	648
12	Amec plc	87
39	Amvescap plc	446
113	Anglo American plc	5,115
59	ARM Holdings plc	133
7	Arriva plc	92
77	AstraZeneca plc	4,539
117	Aviva plc	1,725
158	BAE Systems plc	1,261
16	Balfour Beatty plc	124
324	Barclays plc	4,366
17	Barratt Developments plc	357
14	BBA Group plc	70
3	Bellway plc	87
3	Berkeley Group Holdings plc, Unit (a)	86
165	BG Group plc	2,192
122	BHP Billiton plc	2,355
17	Biffa plc (a)	85
3	Bovis Homes Group plc	55
986	BP plc	11,023
44	Brambles Industries plc	415
37	British Airways plc (a)	321
79	British American Tobacco plc	2,139
29	British Land Co. plc	814
60	British Sky Broadcasting plc	619
8	Brixton plc	85
422	BT Group plc	2,243
14	Bunzl plc	188
21	Burberry Group plc	226
110	Cable & Wireless plc	306
101	Cadbury Schweppes plc	1,013
33	Capita Group plc	341
8	Carnival plc	390
19	Carphone Warehouse Group plc	101
21	Cattles plc	154
185	Centrica plc	1,171
8	Charter plc (a)	135
5	Close Brothers Group plc	100
56	Cobham plc	204
10	Collins Stewart Tullett plc	158
112	Compass Group plc	596
14	Cookson Group plc	152
40	Corus Group plc	358
14	Daily Mail & General Trust	180
3	Davis Service Group plc	28
5	De La Rue plc	55
136	Diageo plc	2,517
95	DSG International plc	394
28	Electrocomponents plc	156
12	Emap plc	173
43	EMI Group plc	223
17	Enterprise Inns plc	345
9	Filtrona plc	47
25	First Choice Holidays plc	107
15	Firstgroup plc	156
16	FKI plc	29
91	Friends Provident plc	358
15	Galiform plc (a)	28
32	Gallaher Group plc	545
49	GKN plc	284
286	GlaxoSmithKline plc	7,613
1	Great Portland Estates plc	7
64	Group 4 Securicor plc	211
11	Hammerson plc	295
44	Hanson plc	604
95	Hays plc	270
186	HBOS plc	3,849
11	HMV Group plc	33
41	Home Retail Group (a)	315
567	HSBC Holdings plc	10,766
19	ICAP plc	186
11	IMI plc	106
56	Imperial Chemical Industries plc	436
35	Imperial Tobacco Group plc	1,240

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   43

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
27	Inchcape plc	264
22	Intercontinental Hotels Group plc	429
86	International Power plc	549
9	Intertek Group plc	140
22	Invensys plc (United Kingdom) (a)	97
16	Investec plc	158
8	iSOFT Group plc	7
191	ITV plc	384
73	J Sainsbury plc	542
8	Johnson Matthey plc	209
18	Kelda Group plc	297
32	Kesa Electricals plc	214
114	Kingfisher plc	572
33	Ladbrokes plc	257
27	Land Securities Group plc	1,070
304	Legal & General Group plc	838
9	Liberty International plc	236
279	Lloyds TSB Group plc	2,982
49	LogicaCMG plc	155
4	LogicaCMG plc (a)	11
8	London Stock Exchange Group plc	198
84	Man Group plc	785
89	Marks & Spencer Group plc	1,115
2	Metro International S.A. SDR, Class A (a)	2
4	Metro International S.A. SDR, Class B (a)	4
15	Meggitt plc	97
14	Michael Page International plc	109
28	Misys plc	110
26	Mitchells & Butlers plc	289
5	National Express Group plc	97
131	National Grid plc	1,666
12	Next plc	448
320	Old Mutual plc	1,036
37	Pearson plc	550
14	Persimmon plc	345
17	Premier Farnell plc	61
10	Provident Financial plc	115
113	Prudential plc	1,384
13	Punch Taverns plc	261
48	Rank Group plc	230
30	Reckitt Benckiser plc	1,306
61	Reed Elsevier plc	689
94	Rentokil Initial plc	271
12	Resolution plc	140
64	Reuters Group plc	549
38	Rexam plc	432
53	Rio Tinto plc	2,921
87	Rolls-Royce Group plc (a)	776
3,183	Rolls-Royce Group plc, Class B	6
132	Royal & Sun Alliance Insurance Group plc	372
159	Royal Bank of Scotland Group plc	5,662
45	SABMiller plc	866
65	Sage Group plc	299
11	Severn Trent plc	295
13	Schroders plc	244
40	Scottish & Newcastle plc	429
40	Scottish & Southern Energy plc	1,008
78	Scottish Power plc	967
26	Serco Group plc	174
66	Signet Group plc	151
15	Slough Estates plc	201
50	Smith & Nephew plc	486
34	Smiths Group plc	604
18	Sportingbet plc	17
7	SSL International plc	43
34	Stagecoach Group plc	91
2	Stolt-Nielsen S.A.	48
27	Tate & Lyle plc	402
41	Taylor Woodward plc	280
3	Telent plc	32
388	Tesco plc	2,908
27	Tomkins plc	126
6	Travis Perkins plc	202
17	Trinity Mirror plc	163
60	Unilever plc	1,494
18	United Business Media plc	236
38	United Utilities plc	518
2,598	Vodafone Group plc	6,694
9	Whitbread plc	251
16	William Hill plc	196
15	Wimpey George plc	148
28	Wolseley plc	669
15	Woolworths Group plc	10
56	WPP Group plc	712
36	Yell Group plc	429
		132,664
	Total Common Stocks (Cost $787,701)	1,336,406

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	iSHARES — 0.2%
	Germany — 0.1%
35	MSCI Germany Index Fund	886
	United States — 0.1%
16	MSCI Pacific ex-Japan Index Fund	1,966
	Total iShares (Cost $2,483)	2,852
	Preferred Stocks — 1.1%
	Brazil — 0.5%
65	Aracruz Celulose S.A.	358
22	Banco Bradesco S.A.	799
38	Banco Itau Holding Financeira S.A.	1,241
7,316	Brasil Telecom Participacoes S.A.	49
5,986	Cia Brasileira de Distribuicao Grupo Pao de Acucar	179
788	Cia de Bebidas das Americas	346
2,930	Cia Energetica de Minas Gerais S.A.	126
58	Cia Vale do Rio Doce, Class A	1,244
33	Contax Participacoes S.A.	27
8	Gol Linhas Aereas Inteligentes S.A.	246
42	Petroleo Brasileiro S.A.	851
33	Tele Norte Leste Participacoe S.A.	485
45	Uniao De Bancos Brasileiros, S.A.	147
42	Unibanco — Uniao de Bancos Brasileiros S.A., Unit	332
17	Vivo Participacoes S.A. (a)	60
13	Votorantim Celulosee e Papel S.A.	238
		6,728
	Germany — 0.5%
14	Henkel KGaA (c)	1,858
2	Porsche AG	1,890
16	ProSiebenSat.1 Media AG	450
12	RWE AG	1,096
17	Volkswagen AG	1,060
		6,354
	Italy — 0.1%
219	Banca Intesa S.p.A. RNC	1,449
210	Unipol S.p.A.	645
		2,094
	Singapore — 0.0% (g)
34	Oversea-Chinese Banking Corp., Class G	22
	Total Preferred Stocks (Cost $7,045)	15,198
	Total Long-Term Investments (Cost $797,229)	1,354,456

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
	Rights — 0.0% (g)
	Australia — 0.0% (g)
76	Telstra Corp., Ltd., expiring 11/09/06 (f)	—	(h)
	Austria — 0.0% (g)
26	Meinl European Land Ltd., expiring 11/08/06 (a)	—	(h)
	Brazil — 0.0% (g)
1	Banco Bradesco S.A., expiring 11/21/06 (a)	5
11	Rio Bond, expiring 12/31/09 (f)	—	(h)
	Japan — 0.0% (g)
24	Dowa Mining Co., Ltd., expiring 01/29/10 (f)	—	(h)
	Spain — 0.0% (g)
17	Sociedad General de Aguas de Barcelona S.A., expiring 11/14/06 (a)	6
	Total Rights (Cost $—(h))	11
SHARES
Short-Term Investments — 0.8%
	Investment Company — 0.7%
9,537	JPMorgan Liquid Assets Money Market Fund (b) (m)	9,537

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.1%
1,350	U.S. Treasury Bill, 4.99%, 03/08/07 (k) (n)	1,326
	Total Short-Term Investments (Cost $10,863)	10,863
Investments of Cash Collateral for Securities on Loan — 20.5%
	Certificates of Deposit — 9.9%
15,000	ABN AMRO Bank, FRN, 5.32%, 12/26/06	15,000
4,998	Bank of New York, FRN, 5.51%, 05/02/08	4,998
14,000	Barclays, New York, FRN, 5.33%, 06/06/07	14,000
15,000	Calyon, New York, FRN, 5.32%, 12/12/06	15,000
8,000	Canadian Imperial Bank, New York, FRN, 5.32%, 11/27/06	8,000
8,398	Canadian Imperial Bank, New York, FRN, 5.37%, 02/14/08	8,398
12,500	Credit Industriel Et Community, 5.35%, 01/26/07	12,500
8,300	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	8,300
15,000	KBC, New York, FRN, 5.32%, 12/12/06	15,000
5,000	Nordea Bank, New York, FRN, 5.32%, 01/03/07	5,000
10,000	Skandia, New York, FRN, 5.33%, 08/27/07	10,000
8,247	Societe Generale, New York, FRN, 5.31%, 06/20/07	8,247
4,999	Sun Trust Bank, FRN, 5.31%, 06/28/07	4,999

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   45

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Certificates of Deposit — Continued
6,000	Wells Fargo Bank, FRN, 5.30%, 12/01/06	6,000
		135,442
	Commercial Paper — 1.1%
15,000	Morgan Stanley & Co., Inc., FRN, 5.37%, 02/20/07	15,000
	Repurchase Agreements — 8.6%
43,507	Bank of America Securities LLC, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $43,513, collateralized by U.S. Agency Mortgages	43,507
37,000	Lehman Brothers, Inc., 5.31%, dated 10/31/06, due 11/01/06, repurchase price $37,005, collateralized by U.S. Agency Mortgages	37,000
37,000	UBS Securities LLC, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $37,500, collateralized by U.S. Agency Mortgages	37,000
		117,507
	Time Deposits — 0.9%
4,000	Deutsche Bank, 5.34%, 02/20/07	4,000
9,000	Mutuel Ulster Bank of Ireland, 5.33%, 01/31/07	9,000
		13,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $280,949)	280,949
	Total Investments — 120.2% (Cost $1,089,041)	1,646,279
	Liabilities in Excess of Other Assets — (20.2)%	(276,441)
	NET ASSETS — 100.0%	$1,369,838

Summary of Investments by Industry, October 31, 2006

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets:

INDUSTRY	PERCENTAGE
Commercial Banks	17.9%
Oil, Gas & Consumable Fuels	6.8
Insurance	5.2
Diversified Telecommunication Services	5.1
Electric Utilities	4.6
Pharmaceuticals	4.1
Automobiles	3.7
Chemicals	3.5
Metals & Mining	3.5
Capital Markets	2.5
Industrial Conglomerates	2.0
Diversified Financial Services	1.9
Wireless Telecommunication Services	1.9
Food & Staples Retailing	1.8
Machinery	1.8
Media	1.8
Household Durables	1.7
Food Products	1.6
Real Estate Management & Development	1.6
Multi-Utilities	1.5
Construction Materials	1.3
Beverages	1.2
Construction & Engineering	1.2
Electronic Equipment & Instruments	1.1
Communications Equipment	1.0
Software	1.0
Other (less than 1.0%)	18.4
Investments of Cash Collateral for Securities on Loan	20.5

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/06 (USD)	UNREALIZED APPRECIATION (USD)
	Long Futures Outstanding
123	Dow Jones Euro Stoxx Index	December, 2006	$6,298	$377
20	FTSE 100 Index	December, 2006	2,343	90
26	Topix Index	December, 2006	3,587	5
				$472

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

JPMorgan International Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0% (l)
		Common Stocks — 97.6%
		Australia — 5.3%
15		Aditya Birla Minerals Ltd. (a)	30
4		BHP Billiton Ltd.	89
4		Zinifex Ltd.	46
			165
		Brazil — 1.1%
—	(h)	Petroleo Brasileiro S.A. ADR	35
		China — 1.3%
14		China Life Insurance Co.Ltd., Class H	30
24		Industrial & Commercial Bank of China, Class H (a)	11
			41
		Finland — 2.5%
4		Nokia OYJ	76
		France — 9.3%
1		Accor S.A.	37
—	(h)	BNP Paribas	37
—	(h)	Pernod-Ricard S.A.	42
1		Sanofi-Aventis	74
1		Total S.A.	97
			287
		Germany — 4.1%
1		Adidas AG	31
1		Fraport AG	39
—	(h)	SAP AG	57
			127
		Hong Kong — 2.9%
7		Esprit Holdings Ltd.	63
11		Melco International Development	27
			90
		Italy — 4.1%
6		Banca Intesa S.p.A.	43
8		Piaggio & C S.p.A. (a)	31
6		UniCredito Italiano S.p.A.	54
			128
		Japan — 22.0%
—	(h)	Ardepro Co., Ltd.	30
1		Astellas Pharma, Inc.	40
1		Canon, Inc.	37
1		Credit Saison Co., Ltd.	22
—	(h)	Fullcast Co., Ltd.	24
1		Honeys Co., Ltd.	25
1		Hoya Corp.	50
—	(h)	Mitsubishi UFJ Financial Group, Inc.	89
3		Mitsui Trust Holdings, Inc.	35
—	(h)	Nidec Corp.	31
1		Nitto Denko Corp.	45
—	(h)	Orix Corp.	31
—	(h)	SMC Corp.	41
1		Sony Corp.	45
3		Sumitomo Corp.	33
—	(h)	Sumitomo Mitsui Financial Group, Inc.	65
3		Tokyo Tatemono Co., Ltd.	36
			679
		Luxembourg — 1.1%
2		SES Global S.A. FDR	35
		Mexico — 2.2%
1		America Movil S.A. de C.V., Series L ADR	35
—	(h)	Fomento Economico Mexicano S.A. de C.V. ADR	34
			69
		Netherlands — 3.4%
2		ASML Holding N.V. (a)	35
2		Endemol N.V.	31
1		Royal Numico N.V.	40
			106
		South Korea — 0.9%
—	(h)	Samsung Electronics Co., Ltd. GDR (e)	29
		Spain — 2.6%
3		Banco Bilbao Vizcaya Argentaria S.A.	79
		Sweden — 2.3%
19		Telefonaktiebolaget LM Ericsson, Class B	70
		Switzerland — 11.0%
—	(h)	Adecco S.A.	31
1		Kuehne & Nagel International AG	37
2		Novartis AG	109
1		Roche Holding AG	104
1		UBS AG	61
			342
		United Kingdom — 21.5%
3		Barclays plc	38
4		BG Group plc	57
5		Burberry Group plc	49
1		Carnival plc	35
4		GlaxoSmithKline plc	119
2		HSBC Holdings plc	46
3		Intertek Group plc	41

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   47

JPMorgan International Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		United Kingdom — Continued
6		Kingfisher plc	31
3		Playtech Ltd.	9
4		Smith & Nephew plc	43
2		Standard Chartered plc	45
8		Tesco plc	59
2		Wolseley plc	49
4		WPP Group plc	46
			667
		Total Common Stocks (Cost $2,209)	3,025
		Preferred Stock — 1.4%
		Germany — 1.4%
—	(h)	Porsche AG (Cost $13)	42
		Total Investments — 99.0% (Cost $2,222)	3,067
		Other Assets in Excess of Liabilities — 1.0%	32
		NET ASSETS — 100.0%	$3,099

Summary of Investments by Industry, October 31, 2006

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets:

INDUSTRY	PERCENTAGE
Commercial Banks	17.5%
Pharmaceuticals	14.4
Oil, Gas & Consumable Fuels	6.1
Metals & Mining	5.3
Communications Equipment	4.7
Specialty Retail	3.8
Media	3.6
Commercial Services & Supplies	3.1
Electronic Equipment & Instruments	2.6
Textiles, Apparel & Luxury Goods	2.6
Trading Companies & Distributors	2.6
Automobiles	2.4
Beverages	2.4
Hotels, Restaurants & Leisure	2.4
Real Estate Management & Development	2.1
Semiconductors & Semiconductor Equipment	2.1
Software	2.1
Capital Markets	2.0
Food & Staples Retailing	1.9
Consumer Finance	1.7
Chemicals	1.5
Household Durables	1.5
Health Care Equipment & Supplies	1.4
Food Products	1.3
Machinery	1.3
Marine	1.2
Office Electronics	1.2
Transportation Infrastructure	1.2
Wireless Telecommunication Services	1.1
Insurance	1.0
Other (less than 1.0%)	0.9

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.1% (l)
		Common Stocks — 96.1%
		Australia — 1.3%
103		Brambles Industries Ltd. (c)	1,000
340		Macquarie Infrastructure Group	889
720		Southern Pacific Petroleum NL (a) (f) (i)	—	(h)
			1,889
		Brazil — 0.9%
17		Unibanco Uniao de Bancos Brasileiros S.A. ADR	1,306
		Finland — 1.4%
24		Metso OYJ	1,060
22		Wartsila OYJ, Class B	1,031
			2,091
		France — 14.5%
127		Alcatel-Lucent S.A.	1,614
49		Arkema (a) (c)	2,380
51		AXA S.A. (c)	1,926
25		BNP Paribas	2,792
27		Compagnie Generale des Etablissements Michelin, Class B	2,184
12		Groupe Danone	1,696
38		Neuf Cegetel (a)	1,133
12		Schneider Electric S.A. (c)	1,212
51		Suez S.A. (c)	2,297
58		Total S.A. (c)	3,894
			21,128
		Germany — 9.2%
14		Allianz SE (Registered)	2,586
33		Bayer AG	1,650
25		Bayerische Motoren Werke AG	1,448
18		Deutsche Bank AG	2,321
54		Lanxess AG (a)	2,493
29		RWE AG	2,904
			13,402
		Hong Kong — 2.9%
1,140		China Unicom Ltd.	1,261
169		Henderson Land Development Co., Ltd., Class D	929
195		Swire Pacific Ltd., Class A	2,053
			4,243
		Ireland — 0.9%
36		CRH plc	1,284
		Israel — 0.7%
190		Makhteshim-Agan Industries Ltd.	955
		Italy — 3.2%
57		Banche Popolari Unite Scpa	1,553
79		SanPaolo IMI S.p.A.	1,679
181		UniCredito Italiano S.p.A.	1,498
			4,730
		Japan — 18.8%
80		77 Bank Ltd. (The) (c)	525
154		Amada Co., Ltd.	1,527
29		Chugai Pharmaceutical Co., Ltd.	585
34		Daiichi Sankyo Co., Ltd.	1,019
154		Daiwa Securities Group, Inc.	1,741
20		Elpida Memory, Inc. (a)	937
41		Hoya Corp.	1,592
—	(h)	Japan Retail Fund Investment Corp.	851
—	(h)	Japan Tobacco, Inc.	1,650
170		Kawasaki Kisen Kaisha Ltd. (c)	1,207
107		Konica Minolta Holdings, Inc. (a) (c)	1,417
186		Kubota Corp.	1,623
134		Mitsui & Co., Ltd.	1,827
225		Nisshin Steel Co., Ltd. (c)	696
—	(h)	Sumitomo Mitsui Financial Group, Inc.	2,830
63		Taiyo Yuden Co., Ltd.	970
37		Toyota Motor Corp.	2,179
—	(h)	West Japan Railway Co.	1,328
60		Yakult Honsha Co., Ltd. (c)	1,595
118		Zeon Corp. (c)	1,192
			27,291
		Netherlands — 9.1%
271		Hagemeyer N.V. (a) (c)	1,387
56		ING Groep N.V. CVA	2,501
58		Koninklijke Philips Electronics N.V.	2,020
36		Mittal Steel Co. N.V.	1,555
134		Royal KPN N.V.	1,790
20		Royal Numico N.V. (c)	891
51		TNT N.V.	1,946
27		USG People N.V. (c)	1,104
			13,194
		Norway — 3.1%
63		Bergesen Worldwide Gas ASA	843
39		Orkla ASA	1,974
104		Telenor ASA	1,639
			4,456

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   49

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Singapore — 1.8%
491	CapitaMall Trust	817
1,047	Singapore Telecommunications Ltd.	1,783
		2,600
	South Korea — 2.0%
63	LG.Philips LCD Co., Ltd. ADR (a)	1,008
8	Lotte Shopping Co., Ltd. GDR (a) (e)	143
3	Lotte Shopping Co., Ltd.	969
1	Samsung Electronics Co., Ltd.	863
		2,983
	Spain — 1.7%
131	Telefonica S.A.	2,517
	Switzerland — 3.5%
33	Novartis AG	1,998
18	Roche Holding AG	3,087
		5,085
	Taiwan — 0.7%
76	HON HAI Precision Industry Co., Ltd	965
	Thailand — 0.7%
177	PTT pcl	1,069
	United Kingdom — 19.7%
106	Aviva plc	1,559
227	Barclays plc	3,057
319	BP plc	3,569
158	Cadbury Schweppes plc	1,586
135	Compass Group plc	719
105	GlaxoSmithKline plc	2,802
43	HBOS plc	894
69	Intercontinental Hotels Group plc	1,322
186	International Power plc	1,189
78	Man Group plc	725
115	National Grid plc	1,461
97	Royal Bank of Scotland Group plc	3,462
135	Scottish & Newcastle plc	1,456
324	Tesco plc	2,433
100	Wolseley plc	2,349
		28,583
	Total Common Stocks (Cost $110,220)	139,771
Short-Term Investments — 3.3%
	Investment Company — 3.2%
4,628	JPMorgan Prime Money Market Fund (b)	4,628

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Bill — 0.1%
240	U.S. Treasury Bill, 5.00%, 03/08/07 (k) (n)	236
	Total Short-Term Investments (Cost $4,864)	4,864
Investment of Cash Collateral for Securities on Loan — 13.2%
	Certificates of Deposit — 1.4%
1,000	Canadian Imperial Bank, New York, FRN, 5.32%, 11/27/06	1,000
550	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	550
550	Societe Generale, New York, FRN, 5.31%, 06/20/07	550
		2,100
	Commercial Paper — 1.7%
797	Lafayette Asset, 5.30%, 11/22/06	797
796	Scaldis Capital LLC, 5.30%, 11/27/06	796
799	Sheffield Receivable Corp., 5.28%, 11/02/06	799
		2,392
	Repurchase Agreements — 10.1%
3,368	Banc of America Securities LLC, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $3,369, collateralized by U.S. Government Agency Mortgages	3,368
3,750	Bear Stearns Cos., Inc., 5.31%, dated 10/31/06, due 11/01/06, repurchase price $3,752, collateralized by U.S. Government Agency Mortgages	3,750
3,750	Lehman Brothers, Inc., 5.31%, dated 10/31/06, due 11/01/06, repurchase price $3,752, collateralized by U.S. Government Agency Mortgages	3,750
3,750	UBS Securities LLC, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $3,752, collateralized by U.S. Government Agency Mortgages	3,750
		14,618
	Total Investment of Cash Collateral for Securities on Loan (Cost $19,110)	19,110
	Total Investments — 112.6% (Cost $134,194)	163,745
	Liabilities in Excess of Other Assets — (12.6)%	(18,349)
	NET ASSETS — 100.0%	$145,396

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

Summary of Investments by Industry, October 31, 2006

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets:

INDUSTRY	PERCENTAGE
Commercial Banks	13.5%
Pharmaceuticals	6.5
Oil, Gas & Consumable Fuels	6.5
Diversified Telecommunication Services	6.1
Chemicals	6.0
Multi-Utilities	4.6
Insurance	4.2
Food Products	4.0
Trading Companies & Distributors	3.8
Machinery	3.6
Capital Markets	3.3
Electronic Equipment & Instruments	3.1
Automobiles	2.5

INDUSTRY (continued)	PERCENTAGE
Real Estate Management & Development	2.0%
Diversified Financial Services	1.7
Food & Staples Retailing	1.7
Metals & Mining	1.6
Auto Components	1.5
Commercial Services & Supplies	1.4
Hotels, Restaurants & Leisure	1.4
Household Durables	1.4
Industrial Conglomerates	1.4
Air Freight & Logistics	1.3
Semiconductors & Semiconductor Equipment	1.2
Real Estate Investment Trusts (REITs)	1.1
Tobacco	1.1
Communications Equipment	1.1
Short-Term Investments	3.3
Other (less than 1.0%)	8.5
Investments of Cash Collateral for Securities on Loan	13.2

Futures Contracts

(Amounts in thousands, except for number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/06 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
31	DJ Euro Stoxx 50	December, 2006	$1,587	$11
12	FTSE 100 Index	December, 2006	1,406	(7)
9	Topix Index	December, 2006	1,242	(13)
				$(9)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   51

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE (USD)		VALUE AT 10/31/06 (USD)		NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
7,610	AUD	11/14/06	$5,801		$ 5,891		$ 90
5,746	CHF	11/14/06	4,728		4,624		(104)
4,000	EUR	11/14/06	5,104		5,109		5
2,562	GBP	11/14/06	4,831		4,887		56
1,105,745	JPY	11/14/06	9,617		9,471		(146)
24,116	SEK	11/14/06	3,387		3,342		(45)
615 4,947	EUR for NOK	11/14/06	757	#	785	#	28
			$34,225		$34,109		$(116)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 10/31/06 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
12,975	EUR	11/14/06	$16,710	$16,571	$ 139
1,624	GBP	11/14/06	3,069	3,098	(29)
6,694	HKD	11/14/06	863	861	2
656,243	JPY	11/14/06	5,640	5,621	19
12,730	NOK	11/14/06	2,080	1,949	131
2,287	SGD	11/14/06	1,457	1,470	(13)
			$29,819	$29,570	$ 249

#	For cross-currency exchange contracts, the settlement value is the market value at 10/31/06 of the currency being sold, and the value at 10/31/06 is the market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.3% (l)
		Common Stocks — 98.3%
		Australia — 1.8%
281		Australia & New Zealand Banking Group Ltd. (c)	6,300
		Brazil — 1.4%
60		Unibanco — Uniao de Bancos Brasileiros S.A. ADR	4,704
		Finland — 0.7%
57		Metso OYJ	2,471
		France — 16.1%
300		Alcatel S.A.	3,813
96		Arkema (a) (c)	4,699
211		AXA S.A.	8,021
74		BNP Paribas	8,113
76		Compagnie Generale des Etablissements Michelin, Class B (c)	6,189
57		Schneider Electric S.A. (c)	5,893
169		Suez S.A. (c)	7,572
91		Total S.A. (c)	6,164
133		Vivendi	5,048
			55,512
		Germany — 9.3%
38		Allianz SE (Registered)	7,042
79		Bayer AG	3,960
64		Deutsche Bank AG	8,052
123		Lanxess AG (a)	5,612
75		RWE AG	7,440
			32,106
		Greece — 1.0%
77		National Bank of Greece S.A.	3,493
		Hong Kong — 4.2%
2,724		China Unicom Ltd.	3,013
765		CLP Holdings Ltd.	4,856
553		Henderson Land Development Co., Ltd. ADR	3,040
346		Swire Pacific Ltd., Class A	3,653
			14,562
		Israel — 0.7%
475		Makhteshim-Agan Industries Ltd.	2,385
		Italy — 6.4%
219		ENI S.p.A. (c)	6,621
143		ERG S.p.A (c)	2,987
237		SanPaolo IMI S.p.A. (c)	5,065
877		UniCredito Italiano S.p.A.	7,268
			21,941
		Japan — 19.5%
285		77 Bank Ltd. (The) (c)	1,871
492		Amada Co., Ltd.	4,879
189		Chubu Electric Power Co., Inc.	5,228
407		Daiwa Securities Group, Inc.	4,602
1		Japan Tobacco, Inc.	4,200
522		Kubota Corp. (c)	4,554
185		Matsushita Electric Industrial Co., Ltd.	3,856
311		Mitsui & Co., Ltd. (c)	4,240
544		Mitsui OSK Lines Ltd. (c)	4,530
—	(h)	Nippon Building Fund, Inc.	3,404
178		Nishi-Nippon City Bank Ltd. (The)	844
1		Sumitomo Mitsui Financial Group, Inc.	7,027
166		Toyota Motor Corp.	9,802
1,078		Ube Industries Ltd.	3,173
1		West Japan Railway Co.	4,971
			67,181
		Netherlands — 7.9%
274		Aegon N.V.	5,039
146		ING Groep N.V. CVA	6,475
132		Mittal Steel Co. N.V.	5,650
383		Royal KPN N.V.	5,122
124		TNT N.V.	4,777
			27,063
		Norway — 2.1%
116		Bergesen Worldwide Gas ASA	1,558
108		Orkla ASA	5,515
			7,073
		Singapore — 0.7%
1,402		Singapore Telecommunications Ltd.	2,388
		South Korea — 0.9%
192		LG.Philips LCD Co., Ltd. ADR (a)	3,052
		Spain — 1.9%
339		Telefonica S.A.	6,523
		Switzerland — 1.6%
93		Credit Suisse Group	5,631
		Thailand — 1.1%
596		PTT pcl	3,609
		United Kingdom — 21.0%
352		Aviva plc	5,196
771		Barclays plc	10,393
431		BP plc	4,817
380		British Airways plc (a)	3,328

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   53

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
249	British American Tobacco plc	6,779
596	Compass Group plc	3,184
108	GlaxoSmithKline plc	2,882
313	HBOS plc	6,489
172	Intercontinental Hotels Group plc	3,303
253	Royal Bank of Scotland Group plc	8,992
266	Scottish & Newcastle plc	2,866
135	Scottish & Southern Energy plc	3,377
735	Tesco plc	5,512
171	TI Automotive Ltd., Class A (a) (f) (i)	—	(h)
2,037	Vodafone Group plc	5,249
		72,367
	Total Common Stocks (Cost $293,501)	338,361
Short-Term Investment — 0.9%
	Investment Company — 0.9%
3,006	JPMorgan Prime Money Market Fund (b) (Cost $3,006)	3,006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 14.5%
	Certificates of Deposit — 1.1%
1,500	Calyon, New York, FRN, 5.32%, 12/12/06	1,500
1,000	Canadian Imperial Bank, New York, FRN, 5.32%, 11/27/06	1,000
500	Canadian Imperial Bank, New York, FRN, 5.37%, 02/14/08	500
400	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	400
400	Societe Generale, New York, FRN, 5.31%, 06/20/07	400
		3,800
	Commercial Paper — 2.2%
2,489	Lafayette Asset, 5.30%, 11/22/06	2,489
2,488	Scaldis Capital LLC, 5.30%, 11/27/06	2,488
2,497	Sheffield Receivable Corp., 5.28%, 11/02/06	2,497
		7,474
	Repurchase Agreements — 11.2%
8,578	Bank of America Securities LLC, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $8,579, collateralized by U.S. Agency Mortgages	8,578
10,000	Bear Stearns Cos., Inc., 5.32%, dated 10/31/06, due 11/01/06, repurchase price $10,001, collateralized by U.S. Agency Mortgages	10,000
10,000	Lehman Brothers, Inc., 5.32%, dated 10/31/06, due 11/01/06, repurchase price $10,001, collateralized by U.S. Agency Mortgages	10,000
10,000	UBS Securities LLC, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $10,001, collateralized by U.S. Agency Mortgages	10,000
		38,578
	Total Investments of Cash Collateral for Securities on Loan (Cost $49,852)	49,852
	Total Investments — 113.7% (Cost $346,359)	391,219
	Liabilities in Excess of Other Assets — (13.7)%	(47,070)
	NET ASSETS — 100.0%	$344,149

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

Summary of Investments by Industry, October 31, 2006

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets:

INDUSTRY	PERCENTAGE
Commercial Banks	20.5%
Oil, Gas & Consumable Fuels	7.5
Insurance	7.4
Chemicals	5.8
Capital Markets	5.3
Auto Components	4.6
Multi-Utilities	4.4
Diversified Telecommunication Services	4.1
Electric Utilities	3.9
Machinery	3.5
Tobacco	3.2
Real Estate Investment Trusts (REITs)	2.9
Wireless Telecommunication Services	2.4
Hotels, Restaurants & Leisure	1.9

INDUSTRY (continued)	PERCENTAGE
Diversified Financial Services	1.9%
Electrical Equipment	1.7
Metals & Mining	1.6
Industrial Conglomerates	1.6
Food & Staples Retailing	1.6
Media	1.5
Road & Rail	1.4
Air Freight & Logistics	1.4
Marine	1.3
Trading Companies & Distributors	1.2
Household Durables	1.1
Communications Equipment	1.1
Airlines	1.0
Short-Term Investments	0.9
Other (less than 1.0%)	2.5
Investments of Cash Collateral for Securities on Loan	14.5

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		Settlement Date	Settlement Value (USD)		Value at 10/31/06 (USD)		Net Unrealized Appreciation (Depreciation) (USD)
16,464	AUD	11/28/06	$12,505		$12,740		$ 235
21,405	CHF	11/28/06	17,464		17,252		(212)
14,114	DKK	11/28/06	2,436		2,420		(16)
13,293	EUR	11/28/06	17,023		16,991		(32)
12,564	GBP	11/28/06	23,636		23,972		336
919 10,887	GBP for NOK	11/28/06	1,668	#	1,753	#	85
2,283,938	JPY	11/28/06	19,732		19,603		(129)
52,391	SEK	11/28/06	7,296		7,268		(28)
			$101,760		$101,999		$ 239

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 10/31/06 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
44,457	EUR	11/28/06	$57,044	$56,825	$219
9,880	GBP	11/28/06	18,632	18,851	(219)
49,577	HKD	11/28/06	6,384	6,381	3
1,716,662	JPY	11/28/06	14,679	14,734	(55)
13,593	NOK	11/28/06	2,177	2,083	94
			$98,916	$98,874	$ 42

#	For cross-currency exchange contracts, the settlement value is the market value at 10/31/06 of the currency being sold, and the value at 10/31/06 is the market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   55

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 92.3% (l)
	Common Stocks — 92.3%
	Austria — 0.4%
49	Oesterreichische Post AG (a)	2,180
	Belgium — 1.7%
32	Delhaize Group	2,605
100	Fortis	4,201
19	Umicore	2,876
		9,682
	Denmark — 0.1%
3	Sjaelso Gruppen	828
	Finland — 1.6%
37	Kesko OYJ, Class B	1,754
118	Metso OYJ	5,119
121	Nokia OYJ	2,411
		9,284
	France — 11.0%
122	Air France-KLM (c)	4,360
18	Alstom (a)	1,669
31	Assurances Generales de France (c)	4,422
27	Cap Gemini S.A. (c)	1,537
12	Ciments Francais S.A.	1,960
139	Credit Agricole S.A. (c)	5,890
220	France Telecom S.A. (c)	5,735
82	Icade (a)	4,848
23	Nexity	1,566
1,107	Rhodia S.A. (a)	3,056
90	Sanofi-Aventis (c)	7,638
28	Schneider Electric S.A. (c)	2,942
684	SCOR (c)	1,718
16	Societe Generale	2,637
41	Suez S.A. (c)	1,816
22	Total S.A. (c)	1,492
37	Valeo S.A. (c)	1,374
11	Vallourec (c)	2,715
21	Vinci S.A. (c)	2,312
94	Vivendi	3,545
		63,232
	Germany — 8.6%
202	Air Berlin plc (a)	3,865
29	Allianz SE (Registered)	5,383
90	Bayer AG (c)	4,502
84	Commerzbank AG (c)	2,976
15	Continental AG	1,648
54	Deutsche Bank AG	6,846
42	Fresenius Medical Care AG & Co. KGaA	5,604
31	Heidelberger Druckmaschinen	1,438
69	MTU Aero Engines Holding AG	2,844
10	Muenchener Rueckversicherungs AG	1,550
120	Siemens AG	10,778
27	Vossloh AG	1,698
		49,132
	Greece — 0.6%
170	Hellenic Petroleum S.A.	2,177
60	Motor Oil Hellas Corinth Refineries S.A.	1,532
		3,709
	Ireland — 1.3%
471	AER Lingus (a)	1,703
360	C&C Group plc	5,983
		7,686
	Italy — 7.3%
786	Banca Intesa S.p.A. (c)	5,366
103	Biesse S.p.A	1,694
590	Capitalia S.p.A.	5,216
1,247	Enel S.p.A.	11,947
173	ENI S.p.A. (c)	5,245
98	ERG S.p.A. (c)	2,050
160	Fiat S.p.A. (a) (c)	2,816
205	Milano Assicurazioni S.p.A.	1,589
418	Risanamento S.p.A.	3,321
866	Terna-Rete Elettrica Nationale S.p.A. (c)	2,629
		41,873
	Netherlands — 5.5%
109	Akzo Nobel N.V.	6,116
317	Hagemeyer N.V. (a) (c)	1,620
87	ING Groep N.V. CVA	3,848
46	Koninklijke Philips Electronics N.V.	1,592
40	Mittal Steel Co. N.V. (c)	1,708
69	Royal Dutch Shell plc, Class B	2,465
137	Royal KPN N.V.	1,837
67	Smit Internationale N.V.	3,225
164	Unilever N.V. (c)	4,034
127	Vedior N.V. CVA	2,318
184	Wavin N.V. (a)	2,724
		31,487
	Norway — 4.8%
59	Aker Yards ASA (c)	4,295
73	Cermaq ASA	895

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Norway — Continued
183	DNB NOR ASA	2,391
77	Orkla ASA	3,944
2,548	Pan Fish ASA (a) (c)	1,996
109	Petroleum Geo-Services ASA (a) (c)	6,388
129	Telenor ASA	2,037
307	TGS Nopec Geophysical Co. ASA (a) (c)	5,489
		27,435
	Portugal — 1.2%
1,250	Banco Comercial Portugues S.A., Class R (c)	4,072
690	Energias de Portugal S.A.	3,103
		7,175
	Spain — 2.4%
120	Banco Bilbao Vizcaya Argentaria S.A.	2,899
324	Banco Santander Central Hispano S.A.	5,603
107	Gamesa Corp. Tecnologica S.A.	2,465
32	Grupo Ferrovial S.A. (c)	2,953
		13,920
	Sweden — 3.2%
261	Boliden AB, Class B (c)	5,742
166	Lindex AB	2,211
125	Saab AB, Class B (c)	3,520
82	Svenska Cellulosa AB, Class B	3,765
422	TeliaSonera AB	3,070
		18,308
	Switzerland — 7.1%
49	Baloise Holding AG	4,676
4	Banque Cantonale Vaudoise	1,880
10	Helvetia Holding AG	3,253
15	Nestle S.A.	5,026
88	Novartis AG	5,321
53	Roche Holding AG	9,245
7	Swiss Life Holding	1,533
20	Swiss Reinsurance	1,623
47	Xstrata plc	1,989
26	Zurich Financial Services AG	6,475
		41,021
	Turkey — 1.0%
868	Turkiye Garanti Bankasi ASA	3,152
457	Turkiye Vakiflar Bankasi Tao	2,391
		5,543
	United Kingdom — 34.5%
536	Amlin plc	3,073
119	Anglo American plc	5,364
136	Arriva plc	1,853
647	Ashtead Group plc	1,763
77	AstraZeneca plc	4,552
443	Aviva plc	6,541
703	Babcock International Group	5,015
295	Barclays plc	3,973
133	Barratt Developments plc	2,751
465	BG Group plc	6,168
86	BHP Billiton plc	1,652
382	Brit Insurance Holdings plc	2,359
154	British American Tobacco plc	4,188
103	British Energy Group plc (a)	824
156	British Land Co. plc	4,444
90	British Polythene Industries	751
132	Cairn Energy plc (a)	4,409
292	Centrica plc	1,844
1,179	Charlemagne Capital Ltd.	1,465
333	Charter plc (a)	5,857
335	Corus Group plc	2,979
148	Dairy Crest Group plc	1,726
144	De La Rue plc	1,708
376	DSG International plc	1,561
893	Elementis plc	1,487
296	EMI Group plc	1,521
394	F&C Asset Management plc	1,363
569	GKN plc	3,312
483	GlaxoSmithKline plc	12,876
1,049	HSBC Holdings plc	19,905
550	Imperial Chemical Industries plc	4,261
1,249	International Power plc	7,974
344	Jessops plc	872
133	Land Securities Group plc	5,308
365	Lloyds TSB Group plc	3,903
210	Marks & Spencer Group plc	2,621
132	National Express Group plc	2,447
203	National Grid plc	2,593
43	Next plc	1,554
66	Premier Oil plc (a)	1,605
225	Prudential plc	2,762
161	Rexam plc	1,812
427	RHM plc	2,215

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   57

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
638	Royal & Sun Alliance Insurance Group plc	1,795
103	Scottish & Southern Energy plc	2,594
494	Scottish Power plc	6,159
55	Severfield-Rowen plc	1,635
164	SIG plc	3,128
223	Smiths Group plc	4,029
60	Standard Chartered plc	1,701
179	Tate & Lyle plc	2,692
5	TI Automotive Ltd., Class A (a) (f) (i)	—	(h)
82	Travis Perkins plc	2,783
326	Tullow Oil plc	2,423
191	United Utilities plc	2,600
80	Vedanta Resources plc	2,220
2,206	Vodafone Group plc	5,685
125	WPP Group plc	1,595
		198,250
	Total Common Stocks (Cost $453,110)	530,745

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 12.2%
	Certificates of Deposit — 3.0%
4,000	ABN AMRO Bank, Chicago, FRN, 5.32%, 12/26/06	4,000
2,500	Calyon, New York, FRN, 5.32%, 12/12/06	2,500
4,000	Canadian Imperial Bank, New York, FRN, 5.32%, 11/27/06	4,000
3,000	Credit Indusrial Et Community, London, 5.35%, 01/26/07	3,000
700	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	700
2,000	KBC, New York, FRN, 5.32%, 12/12/06	2,000
500	Royal Bank of Canada, New York, FRN, 5.30%, 11/13/06	500
700	Societe Generale, New York, FRN, 5.31%, 06/20/07	700
		17,400
	Commercial Paper — 0.3%
1,493	Ticonderoga Funding LLC, 5.30%, 11/30/06	1,493
	Repurchase Agreements — 8.9%
12,372	Banc of America Securities LLC, 5.32%, dated 10/31/06, due 11/01/06, repurchased price $12,374, collateralized by U.S. Government Agency Mortgages	12,372
13,000	Bear Stearns & Co., Inc., 5.31%, dated 10/31/06, due 11/01/06, repurchased price $13,002, collateralized by U.S. Government Agency Mortgages	13,000
13,000	Lehman Brothers, Inc., 5.31%, dated 10/31/06, due 11/01/06, repurchased price $13,002, collateralized by U.S. Government Agency Mortgages	13,000
13,000	UBS Securities LLC, 5.32%, dated 10/31/06, due 11/01/06, repurchased price $13,002, collateralized by U.S. Government Agency Mortgages	13,000
		51,372
	Total Investments of Cash Collateral for Securities on Loan (Cost $70,265)	70,265
	Total Investments — 104.5% (Cost $523,375)	601,010
	Liabilities in Excess of Other Assets — (4.5)%	(26,147)
	NET ASSETS — 100.0%	$574,863

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

Summary of Investments by Industry, October 31, 2006

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets:

INDUSTRY	PERCENTAGE
Commercial Banks	12.8%
Insurance	8.5
Pharmaceuticals	6.9
Oil, Gas & Consumable Fuels	5.1
Electric Utilities	4.7
Machinery	4.0
Chemicals	3.9
Metals & Mining	3.8
Industrial Conglomerates	3.3
Food Products	3.2
Real Estate Management & Development	3.1
Diversified Telecommunication Services	2.2

INDUSTRY (continued)	PERCENTAGE
Energy Equipment & Services	2.1%
Airlines	1.7
Capital Markets	1.7
Construction & Engineering	1.7
Trading Companies & Distributors	1.6
Commercial Services & Supplies	1.6
Multi-Utilities	1.5
Diversified Financial Services	1.4
Independent Power Producers & Energy Traders	1.4
Electrical Equipment	1.2
Household Durables	1.2
Media	1.2
Aerospace & Defense	1.1
Auto Components	1.1
Other (less than 1.0%)	10.3
Investments of Cash Collateral for Securities on Loan	12.2

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/06 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
352	DJ Euro Stoxx 50	December, 2006	$18,024	$78
80	FTSE 100 Index	December, 2006	9,371	11
				$89

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   59

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.6% (l)
	Common Stocks — 97.2%
	Australia — 3.0%
981	AXA Asia Pacific Holdings Ltd.	5,048
218	Aquarius Platinum Ltd.	4,055
513	BHP Billiton Ltd.	10,926
135	Commonwealth Bank of Australia	4,992
338	Southern Pacific Petroleum NL (a) (f) (i)	—	(h)
523	Zinifex Ltd.	6,193
		31,214
	Austria — 0.4%
82	Voestalpine AG	3,865
	Belgium — 1.0%
127	Fortis	5,321
43	KBC Groep N.V.	4,662
		9,983
	Brazil — 0.5%
59	Petroleo Brasileiro S.A. ADR	4,780
	Denmark — 0.3%
40	Carlsberg A/S, Class B	3,433
	Finland — 3.3%
178	Fortum OYJ	4,914
113	Kesko OYJ, Class B	5,333
102	Metso OYJ	4,428
527	Nokia OYJ	10,479
195	Sampo OYJ, Class A	4,235
114	Wartsila OYJ, Class B	5,223
		34,612
	France — 10.6%
135	Air France-KLM	4,796
37	Assurances Generales de France	5,212
149	AXA S.A.	5,652
68	BNP Paribas	7,486
60	Cap Gemini S.A.	3,396
60	Cie de Saint-Gobain	4,399
113	Credit Agricole S.A.	4,806
30	Groupe Danone	4,336
36	Lafarge S.A.	4,780
11	Natexis	3,079
49	Nexans S.A.	4,405
20	PPR	2,982
41	Renault S.A.	4,843
92	Sanofi-Aventis	7,810
42	Schneider Electric S.A.	4,341
32	Societe Generale	5,231
112	Suez S.A.	5,024
220	Total S.A.	14,859
18	Unibail	3,882
12	Vallourec S.A.	3,105
124	Vivendi S.A.	4,685
		109,109
	Germany — 4.4%
29	Allianz SE (Registered)	5,339
57	BASF AG	5,040
37	Deutsche Bank AG	4,710
225	Deutsche Lufthansa AG	5,195
39	E.ON AG	4,667
42	Henkel KGaA	4,997
59	MAN AG	5,228
30	Merck KGaA	3,205
23	Münchener Rückversicherungs AG (Registered)	3,780
35	Volkswagen AG	3,409
		45,570
	Greece — 0.4%
152	Piraeus Bank S.A.	4,344
	Hong Kong — 1.3%
1,003	China Netcom Group Corp Hong Kong Ltd.	1,779
3,308	China Resources Power Holdings Co.	4,119
391	Swire Pacific Ltd., Class A	4,122
889	Wharf Holdings Ltd.	3,013
		13,033
	India — 0.7%
65	Infosys Technologies Ltd. ADR	3,395
79	Reliance Industries Ltd. GDR (e)	4,315
		7,710
	Ireland — 1.2%
130	Allied Irish Banks plc	3,518
192	Bank of Ireland	3,839
276	C&C Group plc	4,579
		11,936
	Italy — 3.0%
759	Banca Intesa S.p.A.	5,187
126	Banche Popolari Unite Scpa	3,452
484	Enel S.p.A.	4,636
148	ENI S.p.A.	4,491
226	Fiat S.p.A. (a)	3,977
137	Fondiaria-Sai S.p.A	4,538
612	UniCredito Italiano S.p.A.	5,071
		31,352

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — 22.3%
271		Brother Industries Ltd.	3,408
95		Canon, Inc.	5,073
—	(h)	Central Japan Railway Co.	3,846
470		Chiba Bank Ltd. (The)	4,206
240		Daicel Chemical Industries Ltd.	1,589
169		Daiichi Sankyo Co., Ltd.	5,025
362		Daiwa Securities Group, Inc.	4,093
69		Eisai Co., Ltd.	3,509
364		Fujikura Ltd.	3,881
167		Futaba Industrial Co., Ltd.	3,812
407		Gunma Bank Ltd. (The)	2,840
194		Hokkaido Electric Power Co., Inc.	4,618
144		Honda Motor Co., Ltd.	5,072
495		Itochu Corp.	3,939
96		Izumi Co., Ltd.	3,564
1		Japan Tobacco, Inc.	4,757
108		JFE Holdings, Inc.	4,333
97		Joint Corp.	3,825
136		Komatsu Ltd.	2,454
187		Kyushu Electric Power Co., Inc.	4,370
93		Makita Corp.	2,744
195		Mediceo Paltac Holdings Co., Ltd.	3,868
209		Mitsubishi Corp.	4,029
346		Mitsubishi Electric Corp.	3,013
340		Mitsubishi Gas Chemical Co., Inc.	3,237
—	(h)	Mitsubishi Tokyo UFJ Financial Group, Inc.	6,241
272		Mitsui & Co., Ltd.	3,709
169		Mitsui Fudosan Co., Ltd.	4,158
393		Mitsui OSK Lines Ltd.	3,273
341		Mitsui Trust Holdings, Inc.	4,000
1		Mizuho Financial Group, Inc.	6,840
140		NGK Spark Plug Co., Ltd.	2,944
183		Nikon Corp.	3,757
606		Nippon Oil Corp.	4,528
904		Nippon Steel Corp.	3,674
722		Nippon Suisan Kaisha Ltd.	3,880
1		Nippon Telegraph & Telephone Corp.	4,727
22		Nintendo Co., Ltd.	4,394
23		Nomura Research Institute Ltd.	3,382
434		Obayashi Corp.	2,844
14		Orix Corp.	3,814
1		Resona Holdings, Inc.	3,642
175		Ricoh Co., Ltd.	3,453
254		Sekisui House Ltd.	4,014
112		Shimachu Co., Ltd.	3,201
54		Shin-Etsu Chemical Co., Ltd.	3,553
104		Shoei Co., Ltd.	3,301
155		Stanley Electric Co., Ltd.	3,072
40		Sumco Corp.	2,804
515		Sumitomo Chemical Co., Ltd.	3,665
1		Sumitomo Mitsui Financial Group, Inc.	9,497
413		Sumitomo Trust & Banking Co., Ltd. (The)	4,430
179		Suzuki Motor Corp.	5,083
29		Takeda Pharmaceutical Co., Ltd.	1,836
227		Toyota Motor Corp.	13,427
166		Yamatake Corp.	3,681
			229,929
		Luxembourg — 0.3%
184		Tenaris S.A.	3,565
		Mexico — 1.1%
115		America Movil S.A. de C.V., Series L ADR	4,912
34		Fomento Economico Mexicano S.A. de C.V. ADR	3,328
128		Grupo Televisa S.A. ADR	3,170
			11,410
		Netherlands — 4.7%
134		ASML Holding N.V. (a)	3,068
40		Hunter Douglas N.V.	3,060
177		ING Groep N.V. CVA	7,824
150		Koninklijke Philips Electronics N.V.	5,242
89		Mittal Steel Co. N.V.	3,834
50		Nutreco Holding N.V.	2,977
516		Royal Dutch Shell plc, Class B	18,535
319		Royal KPN N.V.	4,270
			48,810
		Norway — 1.3%
88		Orkla ASA	4,492
161		Norsk Hydro ASA	3,726
332		Telenor ASA	5,257
			13,475
		Portugal — 0.4%
921		Energias de Portugal S.A.	4,143
		Russia — 0.4%
26		MMC Norilsk Nickel ADR	3,698
		Singapore — 0.7%
1,219		CapitaLand Ltd.	4,268
1,846		Singapore Telecommunications Ltd.	3,144
			7,412

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   61

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Korea — 0.4%
12	Samsung Electronics Co., Ltd. GDR (e)	3,872
	Spain — 3.9%
334	Banco Bilbao Vizcaya Argentaria S.A.	8,059
479	Banco Santander Central Hispano S.A.	8,284
1,186	Corp. Mapfre S.A.	5,249
89	Endesa S.A.	3,919
45	Fomento de Construcciones y Contratas S.A.	3,883
136	Repsol YPF S.A.	4,514
339	Telefonica S.A.	6,536
		40,444
	Sweden — 1.7%
133	Alfa Laval AB	4,904
124	Swedbank AB	4,043
1,269	Telefonaktiebolaget LM Ericsson, Class B	4,795
452	TeliaSonera AB	3,293
		17,035
	Switzerland — 8.0%
299	ABB Ltd.	4,443
134	Credit Suisse Group	8,055
55	Holcim Ltd.	4,775
37	Julius Baer Holding AG	3,855
34	Nestle S.A.	11,645
167	Novartis AG	10,129
62	Roche Holding AG	10,809
10	St Galler Kantonalbank	3,975
15	Swatch Group AG	3,009
21	Swiss Life Holding (a)	5,042
169	UBS AG	10,066
43	Xstrata plc	1,832
20	Zurich Financial Services AG	4,868
		82,503
	Taiwan — 0.6%
297	HON HAI Precision Industry Co., Ltd.	3,846
200	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,939
		5,785
	United Kingdom — 21.3%
246	3i Group plc	4,498
301	Alliance Boots plc	4,646
898	Amlin plc	5,143
58	Anglo American plc	2,627
97	AstraZeneca plc	5,690
296	Aviva plc	4,374
461	Barclays plc	6,213
245	Barratt Developments plc	5,061
381	BG Group plc	5,057
823	BP plc	9,206
511	Bradford & Bingley plc	4,488
623	British Airways plc (a)	5,454
183	British Land Co. plc	5,223
882	BT Group plc	4,686
475	Centrica plc	3,007
898	DSG International plc	3,724
488	GlaxoSmithKline plc	13,011
196	Hammerson plc	5,038
265	HBOS plc	5,495
960	HSBC Holdings plc	18,222
94	Hunting plc	893
798	International Power plc	5,094
79	Land Securities Group plc	3,161
1,804	Legal & General Group plc	4,973
566	Man Group plc	5,256
298	Marks & Spencer Group plc	3,734
368	Mitchells & Butlers plc	4,172
394	National Grid plc	5,023
205	Punch Taverns plc	4,017
86	Rio Tinto plc	4,778
531	Rolls-Royce Group plc (a)	4,754
19,190	Rolls-Royce Group plc, Class B	36
1,883	Royal & Sun Alliance Insurance Group plc	5,297
267	Royal Bank of Scotland Group plc	9,512
415	Scottish & Newcastle plc	4,464
277	Scottish Power plc	3,448
182	Standard Chartered plc	5,129
567	Tesco plc	4,255
80	Vedanta Resources plc	2,216
4,243	Vodafone Group plc	10,934
629	Wm Morrison Supermarkets plc	3,088
177	Wolverhampton & Dudley Brew plc	4,912
		220,009
	Total Common Stocks (Cost $902,485)	1,003,031

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued (l)
	Preferred Stock — 0.4%
	Germany — 0.4%
24	Fresenius AG (Cost $3,964)	4,576
	Total Investments — 97.6% (Cost $906,449)	1,007,607
	Other Assets in Excess of Liabilities — 2.4%	24,728
	NET ASSETS — 100.0%	$1,032,335

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2006

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets:

INDUSTRY	PERCENTAGE
Commercial Banks	16.1%
Oil, Gas & Consumable Fuels	7.3
Insurance	6.7
Pharmaceuticals	5.9
Metals & Mining	5.0
Capital Markets	3.9
Automobiles	3.5
Real Estate Management & Development	3.5
Electric Utilities	3.4
Diversified Telecommunication Services	3.3
Machinery	2.5
Food Products	2.2
Beverages	2.0
Household Durables	1.9
Electrical Equipment	1.9
Chemicals	1.7
Food & Staples Retailing	1.7
Airlines	1.5
Communications Equipment	1.5
Wireless Telecommunication Services	1.5
Diversified Financial Services	1.3
Multi-Utilities	1.3
Office Electronics	1.2
Semiconductors & Semiconductor Equipment	1.1
Trading Companies & Distributors	1.1
Auto Components	1.0
IT Services	1.0
Multiline Retail	1.0
Other (less than 1.0%)	11.6

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   63

JPMorgan Japan Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.5% (l)
	Common Stocks — 99.5%
	Auto Components — 6.9%
147	Aisin Seiki Co., Ltd. (c)	4,520
721	Denso Corp.	27,499
921	NHK Spring Co., Ltd. (c)	10,164
884	Showa Corp. (c)	13,608
333	Toyota Boshoku Corp. (c)	7,232
		63,023
	Automobiles — 10.3%
393	Honda Motor Co., Ltd.	13,871
3,204	Nissan Motor Co., Ltd. (c)	38,303
704	Toyota Motor Corp. (c)	41,574
		93,748
	Capital Markets — 4.0%
2	Asset Managers Co., Ltd. (c)	5,311
70	Jafco Co., Ltd. (c)	3,613
779	Japan Asia Investment Co., Ltd.	4,357
4	Monex Beans Holdings, Inc. (c)	3,131
1,102	Nikko Cordial Corp. (c)	13,149
378	Nomura Holdings, Inc.	6,650
		36,211
	Chemicals — 4.3%
1,582	Daicel Chemical Industries Ltd. (c)	10,473
393	Nissan Chemical Industries Ltd. (c)	5,038
2,207	Showa Denko KK (c)	9,605
1,340	Zeon Corp. (c)	13,535
		38,651
	Commercial Banks — 15.4%
3,059	Bank of Yokohama Ltd. (The)	23,569
3,060	Kansai Urban Banking Corp. (c)	13,475
3	Mitsubishi UFJ Financial Group, Inc.	38,573
1,974	Mitsui Trust Holdings, Inc.	23,158
4	Sumitomo Mitsui Financial Group, Inc.	40,489
		139,264
	Consumer Finance — 0.7%
1,313	UFJ NICOS Co., Ltd. (c)	5,922
	Distributors — 0.6%
258	ABC-Mart, Inc. (c)	5,813
	Diversified Consumer Services — 0.6%
5	Take And Give Needs Co., Ltd. (c)	4,988
	Diversified Financial Services — 2.1%
210	Diamond Lease Co., Ltd. (c)	10,587
2	Osaka Securities Exchange Co., Ltd.	8,117
		18,704
	Electronic Equipment & Instruments — 2.1%
42	Keyence Corp. (c)	9,265
131	Nidec Corp. (c)	10,050
		19,315
	Food & Staples Retailing — 0.5%
328	Valor Co., Ltd. (c)	4,821
	Food Products — 0.4%
328	Kibun Food Chemifa Co., Ltd. (c)	3,320
	Hotels, Restaurants & Leisure — 1.3%
165	Chimney Co., Ltd.	3,517
285	Resorttrust, Inc. (c)	8,574
		12,091
	Household Durables — 7.1%
779	Arnest One Corp.	11,602
323	Daito Trust Construction Co., Ltd. (c)	17,012
509	Japan General Estate Co., Ltd. (The) (c)	13,349
610	Sekisui House Ltd.	9,640
167	Token Corp.	12,584
		64,187
	Internet & Catalog Retail — 0.6%
13	Rakuten, Inc. (c)	5,797
	Leisure Equipment & Products — 1.6%
387	FUJIFILM Holdings Corp.	14,375
	Machinery — 5.6%
646	NGK Insulators Ltd. (c)	8,770
698	OSG Corp. (c)	10,280
118	SMC Corp.	16,125
76	Takeuchi Manufacturing Co., Ltd.	3,227
500	THK Co., Ltd.	12,689
		51,091
	Media — 1.0%
449	Avex Group Holdings, Inc. (c)	8,690
	Multiline Retail — 2.8%
501	Don Quijote Co., Ltd. (c)	10,664
402	Izumi Co., Ltd. (c)	14,935
		25,599
	Office Electronics — 1.5%
256	Canon, Inc.	13,661
	Oil, Gas & Consumable Fuels — 2.3%
2	Inpex Holdings, Inc. (a)	20,438

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Pharmaceuticals — 4.6%
794		Daiichi Sankyo Co., Ltd.	23,579
918		Shionogi & Co., Ltd. (c)	18,393
			41,972
		Real Estate Investment Trusts (REITs) — 4.8%
2		Creed Office Investment Corp.	7,970
1		Kenedix Realty Investment Corp.	7,610
2		Nippon Building Fund, Inc. (c)	20,820
—	(h)	Premier Investment Co. (c)	6
1		Top REIT, Inc.	7,410
			43,816
		Real Estate Management & Development — 3.8%
7		Arealink Co., Ltd. (c)	4,129
138		Sumitomo Real Estate Sales Co., Ltd.	12,844
1,037		Tokyo Tatemono Co., Ltd. (c)	12,367
346		Urban Corp. (c)	5,290
			34,630
		Road & Rail — 4.5%
4		East Japan Railway Co.	28,698
1,870		Sankyu, Inc. (c)	11,942
			40,640
		Semiconductors & Semiconductor Equipment — 1.6%
151		Mimasu Semiconductor Industry Co., Ltd.	3,096
51		Miraial Co., Ltd. (c)	5,268
89		Sumco Corp. (c)	6,309
			14,673
		Specialty Retail — 1.0%
147		USS Co., Ltd. (c)	9,298
		Tobacco — 2.7%
6		Japan Tobacco, Inc.	24,169
		Trading Companies & Distributors — 1.9%
472		Mitsubishi Corp. (c)	9,114
588		Sumitomo Corp.	7,732
			16,846
		Wireless Telecommunication Services — 2.9%
3		KDDI Corp. (c)	17,173
6		NTT DoCoMo, Inc.	8,956
			26,129
		Total Common Stocks (Cost $858,365)	901,882

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 18.2%
	Certificates of Deposit — 7.2%
7,000	ABN AMRO Bank, Chicago, FRN, 5.32%, 12/26/06	7,000
10,000	Barclays, New York, FRN, 5.33%, 06/06/07	10,000
7,000	Calyon, New York, FRN, 5.32%, 12/12/06	7,000
4,549	Canadian Imperial Bank, New York, FRN, 5.37%, 02/14/08	4,549
8,000	Credit Industrial, 5.35%, 01/26/07	8,000
7,250	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	7,250
7,000	KBC, New York, FRN, 5.32%, 12/12/06	7,000
1,000	Royal Bank of Canada, FRN, 5.30%, 11/13/06	1,000
7,000	Skandia, New York, FRN, 5.33%, 08/27/07	7,000
3,999	Societe Generale, New York, FRN, 5.31%, 06/20/07	3,999
3,000	Societe Generale, New York, FRN, 5.32%, 11/24/06	3,000
		65,798
	Commercial Paper — 2.2%
7,996	Lafayette Asset, 5.29%, 11/02/06	7,996
4,977	Ticonderoga Funding LLC, 5.30%, 11/30/06	4,977
6,965	Tulip Funding, Inc., 5.31%, 11/30/06	6,965
		19,938
	Repurchase Agreements — 8.1%
9,735	Bank of America Securities LLC, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $9,737, collateralized by U.S. Government Agency Mortgages	9,735
32,000	Lehman Brothers, Inc., 5.31%, dated 10/31/06, due 11/01/06, repurchase price $32,005, collateralized by U.S. Government Agency Mortgages	32,000
32,000	UBS Securities LLC, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $32,005, collateralized by U.S. Government Agency Mortgages	32,000
		73,735
	Time Deposit — 0.7%
6,000	Mutuel Ulster Bank of Ireland Ltd., 5.33%, 01/31/07	6,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $165,471)	165,471
	Total Investments — 117.7% (Cost $1,023,836)	1,067,353
	Liabilities in Excess of Other Assets — (17.7)%	(160,491)
	NET ASSETS — 100.0%	$906,862

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   65

JPMorgan International Equity Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors, Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)	—	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(f)	—	Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands):

Fund	Market Value		Percentage
International Equity Fund	$—	(h)	—	%(g)
International Equity Index Fund	—	(h)	—	(g)
International Opportunities Fund	—	(h)	—	(g)
International Value Fund	—	(h)	—	(g)
Intrepid European Fund	—	(h)	—	(g)
Intrepid International Fund	—	(h)	—	(g)

In addition, the market value and percentage of the investments that are fair valued under the fair valuation policy for international investments as described in Note 2A (amounts in thousands) are as follows:

Fund	Market Value	Percentage
Asia Equity Fund	$290,000	97.4%
Emerging Markets Equity Fund	235,692	60.1
International Equity Fund	4,145,450	95.8
International Equity Index Fund	1,306,703	95.4
International Growth Fund	2,934	94.7
International Opportunities Fund	136,245	93.7
International Value Fund	326,997	95.0
Intrepid European Fund	530,745	92.3
Intrepid International Fund	970,352	94.0
Japan Fund	901,882	99.5

(g)	—	Amount rounds to less than 0.1%.

(h)	—	Amount rounds to less than one thousand.

(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)	—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	—	All or a portion of this security is segregated for current or potential holdings with the custodian for forward foreign currency contracts.

(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)	—	The rate shown is the effective yield at the date of purchase.

ADR	—	American Depositary Receipt

AUD	—	Australian Dollar

CHF	—	Swiss Franc

CVA	—	Dutch Certificate

DKK	—	Danish Krone

EUR	—	Euro

FDR	—	Foreign Depositary Receipt

FRN	—	Floating Rate Note. The rate shown is the rate in effect as of October 31, 2006.

GBP	—	British Pound

GDR	—	Global Depositary Receipt

HKD	—	Hong Kong Dollar

JPY	—	Japanese Yen

NOK	—	Norwegian Krone

RNC	—	Risparmio Non-Convertible Savings Shares

SDR	—	Special Drawing Rights

SEK	—	Swedish Krona

SGD	—	Singapore Dollar

USD	—	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   67

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2006

(Amounts in thousands, except per share amounts)

	Asia Equity Fund	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund		International Growth Fund
ASSETS:
Investments in non-affiliates, at value	$290,000	$380,903	$5,074,389	$1,636,742		$3,067
Investments in affiliates, at value	—	—	—	9,537		—
Total investment securities, at value	290,000	380,903	5,074,389	1,646,279		3,067
Cash	1,328	15,658	38,455	—		37
Foreign currency, at value	8,358	749	232	3,656		9
Receivables:
Investment securities sold	808	442	—	985		—
Fund shares sold	24	618	1,683	1,009		—
Interest and dividends	110	152	7,744	1,551		6
Tax reclaims	—	1	240	137		9
Expense reimbursements	—	—	—	—		8
Prepaid expenses and other assets	—	—	—	4		—
Total Assets	300,628	398,523	5,122,743	1,653,621		3,136

LIABILITIES:
Payables:
Due to custodian	—	—	—	—	(a)	—
Investment securities purchased	2,493	1,322	—	990		—
Collateral for securities lending program	—	4,098	789,421	280,949		—
Fund shares redeemed	67	156	1,692	431		—
India capital gains tax	—	140	—	30		—
Variation margin on futures contracts	—	—	—	148		—
Accrued liabilities:
Investment advisory fees	218	315	2,308	628		—
Administration fees	17	33	334	115		—
Shareholder servicing fees	61	62	721	63		—
Distribution fees	1	12	65	40		1
Custodian and accounting fees	62	80	350	160		2
Trustees’ and Officers’ fees	1	1	21	1		—	(a)
Other	77	123	368	228		34
Total Liabilities	2,997	6,342	795,280	283,783		37
Net Assets:	$297,631	$392,181	$4,327,463	$1,369,838		$3,099

(a)	Amount is less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

	Asia Equity Fund	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund	International Growth Fund
NET ASSETS:
Paid in capital	$246,075	$335,676	$3,009,605	$787,556	$1,969
Accumulated undistributed (distributions in excess of) net investment income	887	1,259	6,685	18,625	15
Accumulated net realized gains (losses)	4,979	(49,255)	177,232	5,927	270
Net unrealized appreciation (depreciation)	45,690	104,501	1,133,941	557,730	845
Total Net Assets	$297,631	$392,181	$4,327,463	$1,369,838	$3,099

Net Assets:
Class A	$7,360	$25,722	$140,985	$91,809	$2,394
Class B	—	8,812	11,734	20,192	705
Class C	—	1,903	46,106	13,871	—
R Class	—	—	30,533	—	—
Select Class	270,131	263,684	4,098,105	1,243,966	—
Institutional Class	20,140	92,060	—	—	—
Total	$297,631	$392,181	$4,327,463	$1,369,838	$3,099

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	278	1,566	3,758	3,447	194
Class B	—	542	315	810	59
Class C	—	117	1,242	535	—
R Class	—	—	811	—	—
Select Class	10,139	15,861	108,915	46,441	—
Institutional Class	754	5,483	—	—	—

Net Asset Value:
Class A — Redemption price per share	$26.43	$16.42	$37.52	$26.63	$12.32
Class B — Offering price per share (b)	—	16.26	37.26	24.93	12.01
Class C — Offering price per share (b)	—	16.26	37.11	25.94	—
R Class — Offering price per share	—	—	37.63	—	—
Select Class — Offering and redemption price per share	26.64	16.62	37.63	26.79	—
Institutional Class — Offering and redemption price per share	26.72	16.79	—	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$27.89	$17.33	$39.60	$28.11	$13.00

Cost of investments	$244,308	$276,263	$3,940,531	$1,089,041	$2,222
Cost of foreign currency	8,356	750	225	3,614	9
Market value of securities on loan	—	4,017	750,505	268,002	—

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   69

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands, except per share amounts)

	International Opportunities Fund	International Value Fund	Intrepid European Fund	Intrepid International Fund	Japan Fund
ASSETS:
Investments in non-affiliates, at value	$159,117	$388,213	$601,010	$1,007,607	$1,067,353
Investments in affiliates, at value	4,628	3,006	—	—	—
Total investment securities, at value	163,745	391,219	601,010	1,007,607	1,067,353
Cash	394	194	38,721	28,610	—
Foreign currency, at value	292	17	1,379	1,186	—
Receivables:
Investment securities sold	124	2,919	620	15,014	36,154
Fund shares sold	139	1,681	3,938	1,275	1,058
Interest and dividends	203	466	333	1,443	3,404
Tax reclaims	22	104	76	239	—
Variation margin on futures contracts	—	—	56	—	—
Unrealized appreciation on forward foreign currency exchange contracts	470	972	—	—	—
Total Assets	165,389	397,572	646,133	1,055,374	1,107,969

LIABILITIES:
Payables:
Due to custodian	—	—	—	—	6,394
Investment securities purchased	248	2,459	153	21,827	24,847
Collateral for securities lending program	19,110	49,852	70,265	—	165,471
Fund shares redeemed	12	67	220	57	3,118
Variation margin on futures contracts	51	—	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	337	691	—	—	—
Accrued liabilities:
Investment advisory fees	71	169	283	716	786
Administration fees	9	28	44	62	79
Shareholder servicing fees	14	60	92	108	196
Distribution fees	3	10	56	3	28
Custodian and accounting fees	30	18	59	189	61
Trustees’ and Officers’ fees	2	1	3	3	4
Other	106	68	95	74	123
Total Liabilities	19,993	53,423	71,270	23,039	201,107
Net Assets:	$145,396	$344,149	$574,863	$1,032,335	$906,862

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

	International Opportunities Fund	International Value Fund	Intrepid European Fund	Intrepid International Fund	Japan Fund
NET ASSETS:
Paid in capital	$181,596	$295,588	$462,865	$934,106	$904,555
Accumulated undistributed (distributions in excess of) net investment income	1,368	4,003	5,303	8,200	(892)
Accumulated net realized gains (losses)	(67,249)	(607)	28,952	(11,126)	(40,398)
Net unrealized appreciation (depreciation)	29,681	45,165	77,743	101,155	43,597
Total Net Assets	$145,396	$344,149	$574,863	$1,032,335	$906,862

Net Assets:
Class A	$11,261	$23,013	$147,422	$12,886	$94,585
Class B	1,396	7,790	22,621	—	6,985
Class C	—	1,691	24,316	1,508	5,530
Select Class	55,237	259,906	236,203	521,615	799,762
Institutional Class	77,502	51,749	144,301	496,326	—
Total	$145,396	$344,149	$574,863	$1,032,335	$906,862

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	750	1,382	5,269	592	9,669
Class B	94	476	869	—	764
Class C	—	103	936	70	606
Select Class	3,644	15,508	8,382	23,626	81,728
Institutional Class	5,081	3,075	5,056	22,448	—

Net Asset Value:
Class A — Redemption price per share	$15.00	$16.65	$27.98	$21.77	$9.78
Class B — Offering price per share (a)	14.86	16.37	26.04	—	9.14
Class C — Offering price per share (a)	—	16.37	25.97	21.70	9.13
Select Class — Offering and redemption price per share	15.16	16.76	28.18	22.08	9.79
Institutional Class — Offering and redemption price per share	15.25	16.83	28.54	22.11	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$15.83	$17.57	$29.53	$22.98	$10.32

Cost of investments	$134,194	$346,359	$523,375	$906,449	$1,023,836
Cost of foreign currency	288	17	1,378	1,186	—
Market value of securities on loan	18,132	47,558	67,041	—	157,523

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   71

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2006 (unless otherwise stated)

(Amounts in thousands)

				International Equity Index Fund
	Asia Equity Fund	Emerging Markets Equity Fund	International Equity Fund	Period Ended 10/31/2006 (a)		Year Ended 6/30/2006
INVESTMENT INCOME:
Dividend income	$5,355	$6,847	$99,245	$8,489		$33,095
Dividend income from affiliates (b)	— (c)	—	—	140		514
Interest income	44	405	1,126	2		56
Income from securities lending (net)	—	3	3,704	565		1,900
Foreign taxes withheld	(656)	(381)	(8,135)	(696)		(3,670)
Total investment income	4,743	6,874	95,940	8,500		31,895

EXPENSES:
Investment advisory fees	2,124	3,106	30,485	2,415		6,206
Administration fees	216	317	3,886	446		1,166
Distribution fees:
Class A	14	48	331	70		164
Class B	—	51	81	50		125
Class C	—	4	273	33		81
Shareholder servicing fees:
Class A	14	48	331	70		164
Class B	—	17	27	17		42
Class C	—	1	91	11		27
R Class	—	—	3	—		—
Select Class	477	515	9,061	1,000		2,588
Institutional Class	16	78	—	—		—
Custodian and accounting fees	333	444	1,789	356		720
Interest expense	—	—	—	—	(c)	13
Professional fees	63	79	87	30		62
Trustees’ and Officers’ fees	3	5	59	7		14
Printing and mailing costs	22	50	437	50		107
Registration and filing fees	53	121	100	13		51
Transfer agent fees	52	123	930	75		517
India capital gains	—	4	—	—		—
Other	10	13	57	14		40
Total expenses	3,397	5,024	48,028	4,657		12,087
Less amounts waived	(221)	(41)	(6,916)	(880)		(2,381)
Less earnings credits	—	—	— (c)	—	(c)	—
Less reimbursements for legal matters	—	—	—	—		(2)
Net expenses	3,176	4,983	41,112	3,777		9,704
Net investment income (loss)	1,567	1,891	54,828	4,723		22,191

(a)	The Fund changed its fiscal year end from June 30 to October 31.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Amount rounds to less than $1,000.

(d)	Net of deferred India country tax of approximately $140,000.

(e)	Net of deferred India country tax of approximately $30,000.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

					International Equity Index Fund
	Asia Equity Fund	Emerging Markets Equity Fund		International Equity Fund	Period Ended 10/31/2006 (a)	Year Ended 6/30/2006
REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	$5,182	$1,078		$187,943	$7,101	$31,885
Futures	—	—		—	969	2,236
Foreign currency transactions	(365)	(279)		636	73	343
Net realized gain (loss)	4,817	799		188,579	8,143	34,464

Change in net unrealized appreciation (depreciation) of:
Investments	39,025	78,378	(d)	549,954	96,055 (e)	206,099
Futures	—	—		—	(292)	619
Foreign currency translations	(2)	100		280	(8)	74
Change in net unrealized appreciation (depreciation)	39,023	78,478		550,234	95,755	206,792
Net realized/unrealized gains (losses)	43,840	79,277		738,813	103,898	241,256
Change in net assets resulting from operations	$45,407	$81,168		$793,641	$108,621	$263,447

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   73

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2006 (continued)

(Amounts in thousands)

	International Growth Fund	International Opportunities Fund	International Value Fund	Intrepid European Fund	Intrepid International Fund	Japan Fund
INVESTMENT INCOME:
Dividend income	$106	$3,060	$6,989	$9,492	$14,178	$9,552
Dividend income from affiliates (a)	—	99	310	—	—	—
Interest income	— (b)	9	51	377	501	705
Income from securities lending (net)	—	126	174	387	—	1,104
Foreign taxes withheld	(7)	(347)	(502)	(823)	(992)	(669)
Total investment income	99	2,947	7,022	9,433	13,687	10,692

EXPENSES:
Investment advisory fees	43	751	1,111	2,236	4,261	7,726
Administration fees	5	128	189	350	508	786
Distribution fees:
Class A	11	24	23	189	15	1,035
Class B	8	9	33	131	—	49
Class C	—	—	1	85	3	19
Shareholder servicing fees:
Class A	11	24	23	189	15	1,035
Class B	3	3	11	44	—	16
Class C	—	—	— (b)	28	1	6
Select Class	—	150	323	391	495	874
Institutional Class	—	54	42	83	297	—
Custodian and accounting fees	53	146	127	321	725	307
Professional fees	67	74	71	65	61	53
Trustees’ and Officers’ fees	— (b)	2	3	5	8	12
Printing and mailing costs	9	19	41	32	35	57
Registration and filing fees	9	98	59	70	55	83
Transfer agent fees	9	98	51	166	41	198
Other	4	2	10	12	7	31
Total expenses	232	1,582	2,118	4,397	6,527	12,287
Less amounts waived	(62)	(221)	(35)	(58)	(982)	—
Less earnings credits	(1)	—	—	—	(1)	— (b)
Less expense reimbursements	(56)	—	—	—	—	—
Net expenses	113	1,361	2,083	4,339	5,544	12,287
Net investment income (loss)	(14)	1,586	4,939	5,094	8,143	(1,595)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

	International Growth Fund	International Opportunities Fund	International Value Fund	Intrepid European Fund	Intrepid International Fund	Japan Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	$1,143	$37,772	$19,779	$28,380	$10,098	$(39,379)
Futures	—	166	183	1,059	31	—
Foreign currency transactions	(2)	(197)	(749)	313	6	(126)
Net realized gain (loss)	1,141	37,741	19,213	29,752	10,135	(39,505)

Change in net unrealized appreciation (depreciation) of:
Investments	(127)	(2,191)	31,931	67,865	79,364	24,871
Futures	—	(9)	(75)	89	—	—
Foreign currency translations	2	343	296	7	(3)	93
Change in net unrealized appreciation (depreciation)	(125)	(1,857)	32,152	67,961	79,361	24,964
Net realized/unrealized gains (losses)	1,016	35,884	51,365	97,713	89,496	(14,541)
Change in net assets resulting from operations	$1,002	$37,470	$56,304	$102,807	$97,639	$(16,136)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Asia Equity Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2006	Year Ended 10/31/2005	Year Ended 10/31/2006	Year Ended 10/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,567	$581	$1,891	$793
Net realized gain (loss)	4,817	4,173	799	21,119
Change in net unrealized appreciation (depreciation)	39,023	2,108	78,478	9,432
Change in net assets resulting from operations	45,407	6,862	81,168	31,344

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(17)	(9)	(21)	(9)
From net realized gains	(113)	—	—	—
Class B
From net investment income	—	—	—	(1)
Select Class
From net investment income	(659)	(185)	(439)	(213)
From net realized gains	(3,218)	—	—	—
Institutional Class
From net investment income	(61)	(217)	(258)	(395)
From net realized gains	(314)	—	—	—
Total distributions to shareholders	(4,382)	(411)	(718)	(618)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	176,185	38,452	110,320	86,618

NET ASSETS:
Change in net assets	217,210	44,903	190,770	117,344
Beginning of period	80,421	35,518	201,411	84,067
End of period	$297,631	$80,421	$392,181	$201,411
Accumulated undistributed (distributions in excess of) net investment income	$887	$391	$1,259	$365

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

	International Equity Fund		International Equity Index Fund
	Year Ended 10/31/2006	Year Ended 10/31/2005	Period Ended 10/31/2006 (a)	Year Ended 6/30/2006	Year Ended 6/30/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$54,828	$37,687	$4,723	$22,191	$17,300
Net realized gain (loss)	188,579	151,487	8,143	34,464	18,619
Change in net unrealized appreciation (depreciation)	550,234	65,068	95,755	206,792	87,658
Change in net assets resulting from operations	793,641	254,242	108,621	263,447	123,577

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,594)	(1,463)	—	(1,058)	(700)
From net realized gains	(2,257)	—	—	—	—
Class B
From net investment income	(87)	(65)	—	(210)	(116)
From net realized gains	(217)	—	—	—	—
Class C
From net investment income	(353)	(151)	—	(93)	(73)
From net realized gains	(467)	—	—	—	—
R Class
From net investment income	(165)	—	—	—	—
Select Class
From net investment income	(55,148)	(31,910)	—	(17,661)	(15,936)
From net realized gains	(43,903)	—	—	—	—
Total distributions to shareholders	(104,191)	(33,589)	—	(19,022)	(16,825)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	951,792	1,149,445	(24,048)	92,340	(17,624)

NET ASSETS:
Change in net assets	1,641,242	1,370,098	84,573	336,765	89,128
Beginning of period	2,686,221	1,316,123	1,285,265	948,500	859,372
End of period	$4,327,463	$2,686,221	$1,369,838	$1,285,265	948,500
Accumulated undistributed (distributions in excess of) net investment income	$6,685	$8,361	$18,625	$13,802	$9,621

(a)	The Fund changed its fiscal year end from June 30 to October 31.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Growth Fund		International Opportunities Fund
	Year Ended 10/31/2006	Year Ended 10/31/2005	Year Ended 10/31/2006	Year Ended 10/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(14)	$(5)	$1,586	$2,752
Net realized gain (loss)	1,141	309	37,741	31,123
Change in net unrealized appreciation (depreciation)	(125)	405	(1,857)	(4,740)
Change in net assets resulting from operations	1,002	709	37,470	29,135

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(115)	(174)
Class B
From net investment income	—	—	(11)	(10)
Select Class
From net investment income	—	—	(1,315)	(854)
Institutional Class
From net investment income	—	—	(1,174)	(3,512)
Total distributions to shareholders	—	—	(2,615)	(4,550)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(3,002)	— (b)	(30,265)	(74,205)

NET ASSETS:
Change in net assets	(2,000)	709	4,590	(49,620)
Beginning of period	5,099	4,390	140,806	190,426
End of period	$3,099	$5,099	$145,396	$140,806
Accumulated undistributed (distributions in excess of) net investment income	$15	$(5)	$1,368	$2,419

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

	International Value Fund		Intrepid European Fund
	Year Ended 10/31/2006	Year Ended 10/31/2005	Year Ended 10/31/2006	Year Ended 10/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,939	$1,334	$5,094	$1,590
Net realized gain (loss)	19,213	6,446	29,752	23,678
Change in net unrealized appreciation (depreciation)	32,152	5,435	67,961	1,417
Change in net assets resulting from operations	56,304	13,215	102,807	26,685

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(45)	(12)	(249)	(224)
From net realized gains	—	—	(5,051)	(1,999)
Class B
From net investment income	(15)	(11)	(30)	(24)
From net realized gains	—	—	(1,874)	(724)
Class C
From net investment income	—	—	(15)	(6)
From net realized gains	—	—	(562)	(190)
Select Class
From net investment income	(785)	(473)	(763)	(204)
From net realized gains	—	—	(10,107)	(1,128)
Institutional Class
From net investment income	(548)	(862)	(635)	(480)
From net realized gains	—	—	(6,360)	(2,006)
Total distributions to shareholders	(1,393)	(1,358)	(25,646)	(6,985)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	198,135	31,789	325,403	43,454

NET ASSETS:
Change in net assets	253,046	43,646	402,564	63,154
Beginning of period	91,103	47,457	172,299	109,145
End of period	$344,149	$91,103	$574,863	$172,299
Accumulated undistributed (distributions in excess of) net investment income	$4,003	$1,208	$5,303	$1,591

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid International Fund (a)		Japan Fund
	Year Ended 10/31/2006	Year Ended 10/31/2005	Year Ended 10/31/2006	Year Ended 10/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,143	$1,997	$(1,595)	$(415)
Net realized gain (loss)	10,135	21,120	(39,505)	5,624
Change in net unrealized appreciation (depreciation)	79,361	(179)	24,964	17,916
Change in net assets resulting from operations	97,639	22,938	(16,136)	23,125

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(27)	(72)	—	—
From net realized gains	—	—	(4,432)	—
Class B
From net realized gains	—	—	(49)	—
Institutional Class
From net investment income	(1,598)	(2,813)	—	—
Total distributions to shareholders	(1,625)	(2,885)	(4,481)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	830,023	(57,331)	724,994	131,295

NET ASSETS:
Change in net assets	926,037	(37,278)	704,377	154,420
Beginning of period	106,298	143,576	202,485	48,065
End of period	$1,032,335	$106,298	$906,862	$202,485
Accumulated undistributed (distributions in excess of) net investment income	$8,200	$1,340	$(892)	$—

(a) Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

	Asia Equity Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2006	Year Ended 10/31/2005	Year Ended 10/31/2006		Year Ended 10/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,686	$2,445	$21,007		$7,571
Dividends reinvested	110	7	16		5
Cost of shares redeemed	(1,898)	(633)	(7,943)		(1,334)
Redemption fees	1	— (a)	2		— (a)
Change in net assets from Class A capital transactions	$3,899	$1,819	$13,082		$6,242

Class B
Proceeds from shares issued	$—	$—	$6,116		$2,902
Dividends reinvested	—	—	—		— (a)
Cost of shares redeemed	—	—	(1,926)		(311)
Redemption fees	—	—	1		— (a)
Change in net assets from Class B capital transactions	$—	$—	$4,191		$2,591

Class C
Proceeds from shares issued	$—	$—	$1,884	(b)	$—
Cost of shares redeemed	—	—	(120	)(b)	—
Redemption fees	—	—	—	(a)(b)	—
Change in net assets from Class C capital transactions	$—	$—	$1,764		$—

Select Class
Proceeds from shares issued	$220,431	$57,143	$134,767		$108,929
Dividends reinvested	2,198	107	130		203
Cost of shares redeemed	(59,570)	(9,147)	(51,416)		(29,591)
Redemption fees	34	1	26		3
Change in net assets from Select Class capital transactions	$163,093	$48,104	$83,507		$79,544

Institutional Class
Proceeds from shares issued	$12,919	$4,867	$14,848		$4,403
Dividends reinvested	244	115	205		315
Cost of shares redeemed	(3,974)	(16,453)	(7,287)		(6,479)
Redemption fees	4	— (a)	10		2
Change in net assets from Institutional Class capital transactions	$9,193	$(11,471)	$7,776		$(1,759)

(a)	Amount rounds to less than $1,000.

(b)	Commencement of offering of class of shares effective February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   81

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Asia Equity Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2006	Year Ended 10/31/2005	Year Ended 10/31/2006		Year Ended 10/31/2005
SHARE TRANSACTIONS:
Class A
Issued	238	115	1,406		659
Reinvested	5	— (a)	1		— (a)
Redeemed	(78)	(30)	(527)		(118)
Change in Class A Shares	165	85	880		541

Class B
Issued	—	—	417		251
Reinvested	—	—	—		— (a)
Redeemed	—	—	(131)		(27)
Change in Class B Shares	—	—	286		224

Class C
Issued	—	—	125	(b)	—
Redeemed	—	—	(8	)(b)	—
Change in Class C Shares	—	—	117		—

Select Class
Issued	9,247	2,646	9,008		9,525
Reinvested	96	5	9		20
Redeemed	(2,411)	(429)	(3,510)		(2,610)
Change in Select Class Shares	6,932	2,222	5,507		6,935

Institutional Class
Issued	533	231	976		396
Reinvested	11	6	15		31
Redeemed	(156)	(790)	(479)		(598)
Change in Institutional Class Shares	388	(553)	512		(171)

(a)	Amount rounds to less than 1,000.

(b)	Commencement of offering of class of shares effective February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

	International Equity Fund			International Equity Index Fund
	Year Ended 10/31/2006		Year Ended 10/31/2005	Period Ended 10/31/2006 (a)	Year Ended 6/30/2006	Year Ended 6/30/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$60,687		$65,969	$12,632	$41,841	$21,202
Net assets acquired in tax free reorganization (Note 9)	—		36,808	—	—	—
Dividends reinvested	1,953		565	—	911	597
Cost of shares redeemed	(77,282)		(49,394)	(9,780)	(23,029)	(16,696)
Redemption fees	7		5	—	2	— (b)
Change in net assets from Class A capital transactions	$(14,635)		$53,953	$2,852	$19,725	$5,103

Class B
Proceeds from shares issued	$4,063		$2,979	$1,173	$9,510	$3,613
Net assets acquired in tax free reorganization (Note 9)	—		10,696	—	—	—
Dividends reinvested	256		57	—	194	110
Cost of shares redeemed	(7,150)		(2,437)	(2,829)	(5,219)	(3,975)
Redemption fees	1		— (b)	—	1	—
Change in net assets from Class B capital transactions	$(2,830)		$11,295	$(1,656)	$4,486	$(252)

Class C
Proceeds from shares issued	$19,996		$15,323	$946	$4,201	$2,141
Net assets acquired in tax free reorganization (Note 9)	—		1,822	—	—	—
Dividends reinvested	237		41	—	82	66
Cost of shares redeemed	(5,939)		(2,018)	(839)	(2,958)	(4,561)
Redemption fees	2		1	—	1	1
Change in net assets from Class C capital transactions	$14,296		$15,169	$107	$1,326	$(2,353)

R Class
Proceeds from shares issued	$28,908	(c)	$—	$—	$—	$—
Dividends reinvested	165	(c)	—	—	—	—
Cost of shares redeemed	(538	)(c)	—	—	—	—
Redemption fees	1	(c)	—	—	—	—
Change in net assets from Class R capital transactions	$28,536		$—	$—	$—	$—

Select Class
Proceeds from shares issued	$876,477		$752,149	$28,636	$261,045	$245,374
Net assets acquired in tax free reorganization (Note 9)	—		1,095,703	—	—	—
Subscriptions in-kind (Note 10)	841,540		—	—	—	—
Dividends reinvested	32,762		8,476	—	143	209
Cost of shares redeemed	(824,562)		(552,517)	(53,987)	(194,423)	(265,715)
Redemption in-kind (Note 10)	—		(234,871)	—	—	—
Redemption fees	208		88	—	38	10
Change in net assets from Select Class capital transactions	$926,425		$1,069,028	$(25,351)	$66,803	$(20,122)

(a)	The Fund changed its fiscal year end from June 30 to October 31.

(b)	Amount rounds to less than $1,000.

(c)	Commencement of offering of class of shares effective May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   83

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Fund			International Equity Index Fund
	Year Ended 10/31/2006		Year Ended 10/31/2005	Period Ended 10/31/2006 (a)	Year Ended 6/30/2006	Year Ended 6/30/2005
SHARE TRANSACTIONS:
Class A
Issued	1,753		2,227	499	1,806	1,121
Shares issued in connection with Fund reorganization (Note 9)	—		1,225	—	—	—
Reinvested	59		19	—	40	30
Redeemed	(2,220)		(1,653)	(400)	(1,001)	(893)
Change in Class A Shares	(408)		1,818	99	845	258

Class B
Issued	118		100	50	439	200
Shares issued in connection with Fund reorganization (Note 9)	—		358	—	—	—
Reinvested	8		2	—	9	6
Redeemed	(218)		(82)	(122)	(241)	(224)
Change in Class B Shares	(92)		378	(72)	207	(18)

Class C
Issued	582		523	38	183	116
Shares issued in connection with Fund reorganization (Note 9)	—		61	—	—	—
Reinvested	7		1	—	4	3
Redeemed	(174)		(68)	(34)	(133)	(254)
Change in Class C Shares	415		517	4	54	(135)

R Class
Issued	821	(b)	—	—	—	—
Reinvested	4	(b)	—	—	—	—
Redeemed	(14	)(b)	—	—	—	—
Change in Class R Shares	811		—	—	—	—

Select Class
Issued	25,392		25,318	1,132	11,321	12,619
Shares issued in connection with Fund reorganization (Note 9)	—		36,388	—	—	—
Subscriptions in-kind (Note 10)	24,614		—	—	—	—
Reinvested	992		280	—	6	10
Redemption in-kind (Note 10)	—		(7,689)	—	—	—
Redeemed	(23,631)		(18,557)	(2,124)	(8,565)	(13,497)
Change in Select Class Shares	27,367		35,740	(992)	2,762	(868)

(a)	The Fund changed its fiscal year end from June 30 to October 31.

(b)	Commencement of offering of class of shares effective May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

	International Growth Fund				International Opportunities Fund
	Year Ended 10/31/2006		Year Ended 10/31/2005		Year Ended 10/31/2006	Year Ended 10/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued		$14	$16		$2,639	$591
Net assets acquired in tax free reorganization (Note 9)		—	—		—	92
Dividends reinvested		—	—		104	121
Cost of shares redeemed		(2,514)	(16)		(1,682)	(6,498)
Redemption fees		—	—	(a)	1	1
Change in net assets from Class A capital transactions		$(2,500)	$—	(a)	$1,062	$(5,693)

Class B
Proceeds from shares issued		$23	$9		$554	$193
Dividends reinvested		—	—		10	9
Cost of shares redeemed		(525)	(9)		(440)	(578)
Redemption fees		—	—		— (a)	— (a)
Change in net assets from Class B capital transactions		$(502)	$—		$124	$(376)

Select Class
Proceeds from shares issued		$—	$—		$2,756	$68,371
Net assets acquired in tax free reorganization (Note 9)		—	—		—	19,755
Dividends reinvested		—	—		901	502
Cost of shares redeemed		—	—		(39,041)	(61,167)
Redemption fees		—	—		4	8
Change in net assets from Select Class capital transactions	$		$—		$(35,380)	$27,469

Institutional Class
Proceeds from shares issued		$—	$—		$36,947	$25,064
Dividends reinvested		—	—		486	1,118
Cost of shares redeemed		—	—		(33,508)	(121,793)
Redemption fees		—	—		4	6
Change in net assets from Institutional Class capital transactions		$—	$—		$3,929	$(95,605)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   85

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Growth Fund		International Opportunities Fund
	Year Ended 10/31/2006	Year Ended 10/31/2005	Year Ended 10/31/2006	Year Ended 10/31/2005
SHARE TRANSACTIONS:
Class A
Issued	1	2	191	53
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	9
Reinvested	—	(2)	8	11
Redeemed	(215)	—	(125)	(596)
Change in Class A Shares	(214)	—	74	(523)

Class B
Issued	2	1	40	17
Reinvested	—	—	1	1
Redeemed	(45)	(1)	(32)	(52)
Change in Class B Shares	(43)	—	9	(34)

Select Class
Issued	—	—	209	6,276
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	1,758
Reinvested	—	—	72	47
Redeemed	—	—	(2,937)	(5,388)
Change in Select Class Shares	—	—	(2,656)	2,693

Institutional Class
Issued	—	—	2,640	2,268
Reinvested	—	—	39	103
Redeemed	—	—	(2,499)	(10,961)
Change in Institutional Class Shares	—	—	180	(8,590)

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

	International Value Fund			Intrepid European Fund
	Year Ended 10/31/2006		Year Ended 10/31/2005	Year Ended 10/31/2006	Year Ended 10/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,265		$2,850	$105,572	$14,506
Dividends reinvested	32		10	4,518	1,563
Cost of shares redeemed	(2,597)		(385)	(15,558)	(21,857)
Redemption fees	2		— (a)	24	5
Change in net assets from Class A capital transactions	$17,702		$2,475	$94,556	$(5,783)

Class B
Proceeds from shares issued	$6,238		$983	$11,410	$2,222
Dividends reinvested	12		9	1,561	571
Cost of shares redeemed	(803)		(257)	(6,584)	(4,229)
Redemption fees	1		— (a)	7	2
Change in net assets from Class B capital transactions	$5,448		$735	$6,394	$(1,434)

Class C
Proceeds from shares issued	$1,664	(b)	—	$19,912	$951
Dividends reinvested	—	(b)	—	307	86
Cost of shares redeemed	(31	)(b)	—	(2,229)	(979)
Redemption fees	—	(a)(b)	—	3	— (a)
Change in net assets from Class C capital transactions	$1,633		$—	$17,993	$58

Select Class
Proceeds from shares issued	$196,151		$35,196	$140,061	$52,761
Dividends reinvested	381		428	6,511	1,134
Cost of shares redeemed	(28,777)		(7,057)	(17,002)	(8,603)
Redemption fees	21		1	49	8
Change in net assets from Select Class capital transactions	$167,776		$28,568	$129,619	$45,300

Institutional Class
Proceeds from shares issued	$15,457		$11,921	$85,762	$22,169
Dividends reinvested	368		645	1,970	478
Cost of shares redeemed	(10,256)		(12,555)	(10,920)	(17,340)
Redemption fees	7		—	29	6
Change in net assets from Institutional Class capital transactions	$5,576		$11	$76,841	$5,313

(a)	Amount rounds to less than $1,000.

(b)	Commencement of offering of class effective July 11, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   87

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund			Intrepid European Fund
	Year Ended 10/31/2006		Year Ended 10/31/2005	Year Ended 10/31/2006	Year Ended 10/31/2005
SHARE TRANSACTIONS:
Class A
Issued	1,319		243	4,152	657
Reinvested	2		1	210	76
Redeemed	(169)		(32)	(626)	(1,006)
Change in Class A Shares	1,152		212	3,736	(273)

Class B
Issued	422		85	486	108
Reinvested	1		1	78	30
Redeemed	(53)		(22)	(280)	(204)
Change in Class B Shares	370		64	284	(66)

Class C
Issued	105	(a)	—	845	45
Reinvested	—	(a)	—	15	5
Redeemed	(2	)(a)	—	(96)	(47)
Change in Class C Shares	103		—	764	3

Select Class
Issued	13,209		2,985	5,678	2,384
Reinvested	28		39	300	55
Redeemed	(1,860)		(594)	(687)	(395)
Change in Select Class Shares	11,377		2,430	5,291	2,044

Institutional Class
Issued	1,000		1,045	3,351	997
Reinvested	27		58	90	23
Redeemed	(679)		(1,084)	(444)	(802)
Change in Institutional Class Shares	348		19	2,997	218

(a)	Commencement of offering of class of shares effective July 11, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

	Intrepid International Fund (a)			Japan Fund
	Year Ended 10/31/2006		Year Ended 10/31/2005	Year Ended 10/31/2006		Year Ended 10/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,297		$538	$615,693		$155,564
Dividends reinvested	21		39	1,689		—
Cost of shares redeemed	(1,332)		(3,741)	(728,735)		(24,936)
Redemption fees	—	(b)	—	52		6
Change in net assets from Class A capital transactions	$8,986		$(3,164)	$(111,301)		$130,634

Class B
Proceeds from shares issued	$—		$—	$7,237		$1,036
Dividends reinvested	—		—	21		—
Cost of shares redeemed	—		—	(2,101)		(375)
Redemption fees	—		—	1		— (b)
Change in net assets from Class B capital transactions	$—		$—	$5,158		$661

Class C
Proceeds from shares issued	$1,477	(c)	$—	$6,153	(c)	$—
Cost of shares redeemed	(44	)(c)	—	(204	)(c)	—
Redemption fees	—	(b)(c)	—	—	(b)(c)	—
Change in net assets from Class C capital transactions	$1,433		$—	$5,949		$—

Select Class
Proceeds from shares issued	$490,108	(c)	$—	$990,991	(c)	$—
Dividends reinvested	—	(c)	—	—	(c)	—
Cost of shares redeemed	(8,827	)(c)	—	(165,823	)(c)	—
Redemption fees	12	(c)	—	20	(c)	—
Change in net assets from Select Class capital transactions	$481,293		$—	$825,188		$—

Institutional Class
Proceeds from shares issued	$416,006		$13,164	$—		$—
Dividends reinvested	177		454	—		—
Cost of shares redeemed	(77,881)		(67,787)	—		—
Redemption fees	9		2	—		—
Change in net assets from Institutional Class capital transactions	$338,311		$(54,167)	$—		$—

(a)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

(b)	Amount rounds to less than $1,000.

(c)	Commencement of offering of class of shares effective February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   89

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid International Fund (a)			Japan Fund
	Year Ended 10/31/2006		Year Ended 10/31/2005	Year Ended 10/31/2006		Year Ended 10/31/2005
SHARE TRANSACTIONS:
Class A
Issued	501		34	60,514		18,442
Reinvested	1		2	170		—
Redeemed	(66)		(232)	(73,123)		(3,049)
Change in Class A Shares	436		(196)	(12,439)		15,393

Class B
Issued	—		—	763		132
Reinvested	—		—	2		—
Redeemed	—		—	(227)		(51)
Change in Class B Shares	—		—	538		81

Class C
Issued	72	(b)	—	628	(b)	—
Redeemed	(2	)(b)	—	(22	)(b)	—
Change in Class C Shares	70		—	606		—

Select Class
Issued	24,049	(b)	—	99,038	(b)	—
Reinvested	—	(b)	—	—	(b)	—
Redeemed	(423	)(b)	—	(17,310	)(b)	—
Change in Select Class Shares	23,626		—	81,728		—

Institutional Class
Issued	20,268		807	—		—
Reinvested	9		28	—		—
Redeemed	(3,743)		(3,975)	—		—
Change in Institutional Class Shares	16,534		(3,140)	—		—

(a)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

(b)	Commencement of offering of class of shares effective February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Asia Equity Fund
Year Ended October 31, 2006	$21.68	$0.10	(g)	$5.59	$5.69	$(0.12)	$(0.82)	$(0.94)	$—	(h)
Year Ended October 31, 2005	18.32	0.22	(g)	3.37	3.59	(0.23)	—	(0.23)	—	(h)
Year Ended October 31, 2004	17.74	0.06	(g)	0.63	0.69	(0.11)	—	(0.11)	—
Year Ended October 31, 2003	13.69	—	(g)(h)	4.05	4.05	—	—	—	—
November 1, 2001 (d) through October 31, 2002	15.00	(0.02)		(1.29)	(1.31)	—	—	—	—

Emerging Markets Equity Fund
Year Ended October 31, 2006	12.23	0.05	(g)	4.16	4.21	(0.02)	—	(0.02)	—	(h)
Year Ended October 31, 2005	9.50	(0.03)		2.82	2.79	(0.06)	—	(0.06)	—	(h)
Year Ended October 31, 2004	7.49	0.05	(g)	2.06	2.11	(0.10)	—	(0.10)	—
Year Ended October 31, 2003	5.21	0.04	(g)	2.27	2.31	(0.03)	—	(0.03)	—
Year Ended October 31, 2002	5.14	(0.06	)(g)	0.17	0.11	(0.04)	—	(0.04)	—

International Equity Fund
Year Ended October 31, 2006	30.82	0.38	(g)	7.29	7.67	(0.44)	(0.53)	(0.97)	—	(h)
Year Ended October 31, 2005	27.09	0.37		3.73	4.10	(0.37)	—	(0.37)	—	(h)
Year Ended October 31, 2004	23.17	0.27	(g)	3.86	4.13	(0.21)	—	(0.21)	—
Year Ended October 31, 2003	19.42	0.28	(g)	3.66	3.94	(0.19)	—	(0.19)	—
February 28, 2002 (e) through October 31, 2002	21.81	0.04	(g)	(2.37)	(2.33)	(0.06)	—	(0.06)	—

International Equity Index Fund
July 1, 2006 through October 31, 2006 (f)	24.55	0.06		2.02	2.08	—	—	—	—
Year Ended June 30, 2006	19.57	0.43	(g)	4.90	5.33	(0.35)	—	(0.35)	—	(h)
Year Ended June 30, 2005	17.46	0.29		2.12	2.41	(0.30)	—	(0.30)	—	(h)
Year Ended June 30, 2004	13.14	0.18		4.29	4.47	(0.15)	—	(0.15)	—
Year Ended June 30, 2003	14.08	0.15		(1.07)	(0.91)	(0.03)	—	(0.03)	0.01
Year Ended June 30, 2002	16.08	0.10		(2.00)	(1.90)	(0.10)	—	(0.10)	—

International Growth Fund
Year Ended October 31, 2006	10.04	(0.03)		2.31	2.28	—	—	—	—
Year Ended October 31, 2005	8.63	(0.01)		1.42	1.41	—	—	—	—
Year Ended October 31, 2004	7.80	(0.01)		0.86	0.85	(0.02)	—	(0.02)	—
Year Ended October 31, 2003	6.25	0.02		1.53	1.55	—	—	—	—
Year Ended October 31, 2002	7.22	(0.01)		(0.96)	(0.97)	—	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Commencement of offering of class of shares.

(f)	The Fund changed its fiscal year end from June 30 to October 31.

(g)	Calculated based upon average shares outstanding.

(h)	Amount less than $0.01.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(j)	Amount rounds to less than 1%.

(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$26.43	26.95%	$7,360	1.75%	0.43%	1.85%		99%
21.68	19.72	2,445	1.75	1.00	2.49		78
18.32	3.91	513	1.75	0.34	5.07	(h)	175
17.74	29.58	261	1.75	0.02	4.83	(h)	172
13.69	(8.73)	2,282	1.75	(0.12)	5.16	(h)	106

16.42	34.50	25,722	1.88	0.36	1.88		4
12.23	29.45	8,385	1.89	0.29	2.11		149
9.50	28.44	1,372	2.00	0.51	5.68		118
7.49	44.65	124	2.00	0.59	24.54	(i)	85
5.21	2.14	46	2.00	(0.47)	37.57	(i)	69

37.52	25.32	140,985	1.31	1.08	1.49		22
30.82	15.16	128,392	1.35	1.33	1.55		22
27.09	17.86	63,622	1.50	1.03	1.93		24
23.17	20.41	8,502	1.50	1.28	2.69	(i)	16
19.42	(10.70)	91	1.50	0.50	55.25	(i)	20

26.63	8.47	91,809	1.07	0.86	1.28		—	(j)
24.55	27.41	82,186	1.07	1.87	1.29		12
19.57	13.79	48,993	1.07	1.75	1.22		14
17.46	34.11	39,216	1.05	1.28	1.17		13
13.14	(6.47)	26,090	1.09	1.26	1.21		12
14.08	(11.79)	30,981	1.12	0.54	1.22		14

12.32	22.71	2,394	2.00	(0.16)	4.19		42
10.04	16.34	4,092	2.00	— (k)	5.25		37
8.63	10.93	3,519	2.00	(0.08)	7.25		47
7.80	24.80	3,174	2.00	0.36	7.29		38
6.25	(13.43)	2,543	2.00	(0.12)	7.20		73

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
International Opportunities Fund
Year Ended October 31, 2006	$11.62	$0.15	(e)	$3.40	$3.55	$(0.17)	$—	$(0.17)	$—	(f)
Year Ended October 31, 2005	10.17	(0.07)		1.67	1.60	(0.15)	—	(0.15)	—	(f)
Year Ended October 31, 2004	9.10	0.08	(e)	1.16	1.24	(0.17)	—	(0.17)	—
Year Ended October 31, 2003	7.49	—	(e)(f)	1.68	1.68	(0.07)	—	(0.07)	—
Year Ended October 31, 2002	8.63	0.02		(1.09)	(1.07)	(0.07)	—	(0.07)	—

International Value Fund
Year Ended October 31, 2006	12.59	0.41	(e)	3.81	4.22	(0.16)	—	(0.16)	—	(f)
Year Ended October 31, 2005	10.59	0.21	(e)	2.10	2.31	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2004	8.53	0.27	(e)	1.79	2.06	— (f)	—	— (f)	—
Year Ended October 31, 2003	6.98	0.03	(e)	1.77	1.80	(0.25)	—	(0.25)	—
Year Ended October 31, 2002	8.27	0.15	(e)	(1.32)	(1.17)	(0.12)	—	(0.12)	—

Intrepid European Fund
Year Ended October 31, 2006	23.12	0.31	(e)	7.85	8.16	(0.14)	(3.16)	(3.30)	—	(f)
Year Ended October 31, 2005	19.81	0.19	(e)	4.37	4.56	(0.13)	(1.12)	(1.25)	—	(f)
Year Ended October 31, 2004	16.94	0.19	(e)	2.68	2.87	—	—	—	—
Year Ended October 31, 2003	13.23	0.02	(e)	3.78	3.80	(0.09)	—	(0.09)	—
Year Ended October 31, 2002	12.96	0.14	(e)	0.13	0.27	—	—	—	—

Intrepid International Fund (d)
Year Ended October 31, 2006	17.24	0.24	(e)	4.46	4.70	(0.17)	—	(0.17)	—	(f)
Year Ended October 31, 2005	15.02	(0.27)		2.70	2.43	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2004	13.36	0.08	(e)	1.74	1.82	(0.16)	—	(0.16)	—
Year Ended October 31, 2003	10.90	0.06	(e)	2.51	2.57	(0.11)	—	(0.11)	—
Year Ended October 31, 2002	12.38	0.06		(1.53)	(1.47)	(0.01)	—	(0.01)	—

Japan Fund
Year Ended October 31, 2006	9.07	(0.03	)(e)	0.86	0.83	—	(0.12)	(0.12)	—	(f)
Year Ended October 31, 2005	7.02	(0.04	)(e)	2.09	2.05	—	—	—	—	(f)
Year Ended October 31, 2004	6.68	(0.04	)(e)	0.38	0.34	—	—	—	—
Year Ended October 31, 2003	4.43	(0.05	)(e)	2.30	2.25	—	—	—	—
Year Ended October 31, 2002	5.29	(0.06)		(0.80)	(0.86)	—	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Effective December 15, 2005, the Fund’s investment objective and strategies changed. See Note 1 in the Notes to Financial Statements.

(e)	Calculated based upon average shares outstanding.

(f)	Amount less than $0.01.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$15.00	30.88%	$11,261	1.42%	1.12%	1.56%		92%
11.62	15.89	7,852	1.59	0.85	1.64		58
10.17	13.81	12,195	1.90	0.85	2.12		98
9.10	22.70	10,650	1.90	(0.02)	2.39		79
7.49	(12.55)	12,057	1.90	0.20	1.98		121

16.65	33.85	23,013	1.39	2.65	1.39		80
12.59	22.18	2,891	1.44	1.74	1.82		76
10.59	24.18	189	1.45	2.76	6.96	(g)	108
8.53	26.71	60	1.45	0.37	10.04	(g)	132
6.98	(14.34)	163	1.45	1.13	15.97	(g)	138

27.98	39.68	147,422	1.44	1.22	1.44		97
23.12	23.83	35,445	1.57	0.85	1.71		281
19.81	16.94	35,781	1.75	1.01	2.13		440
16.94	28.94	31,322	1.70	0.17	2.47		717
13.23	2.08	27,208	1.65	1.03	2.45		1,021

21.77	27.46	12,886	1.50	1.17	1.64		92
17.24	16.28	2,700	1.63	0.64	1.76		56
15.02	13.74	5,294	1.69	0.58	1.97		93
13.36	23.77	6,000	1.80	0.54	2.41		79
10.90	(11.85)	7,000	1.80	0.40	2.37		97

9.78	9.16	94,585	1.68	(0.29)	1.68		151
9.07	29.20	200,558	1.75	(0.51)	1.86		164
7.02	5.09	47,106	1.75	(0.60)	2.84	(g)	221
6.68	50.79	3,562	1.75	(1.02)	19.54	(g)	797
4.43	(16.26)	734	1.75	(1.26)	22.18	(g)	409

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Emerging Markets Equity Fund
Year Ended October 31, 2006	$12.14	$(0.02	)(f)	$4.14	$4.12	$—	$—	$—
Year Ended October 31, 2005	9.44	(0.08)		2.80	2.72	(0.02)	—	(0.02)
Year Ended October 31, 2004	7.45	0.03	(f)	2.02	2.05	(0.06)	—	(0.06)
Year Ended October 31, 2003	5.20	—	(f)(g)	2.28	2.28	(0.03)	—	(0.03)
Year Ended October 31, 2002	5.13	(0.03	)(f)	0.14	0.11	(0.04)	—	(0.04)

International Equity Fund
Year Ended October 31, 2006	30.65	0.17	(f)	7.25	7.42	(0.28)	(0.53)	(0.81)
Year Ended October 31, 2005	26.97	0.21		3.70	3.91	(0.23)	—	(0.23)
Year Ended October 31, 2004	23.10	0.13	(f)	3.85	3.98	(0.11)	—	(0.11)
Year Ended October 31, 2003	19.39	0.15	(f)	3.68	3.83	(0.12)	—	(0.12)
February 28, 2002 (d) through October 31, 2002	21.81	0.03	(f)	(2.43)	(2.40)	(0.02)	—	(0.02)

International Equity Index Fund
July 1, 2006 through October 31, 2006 (e)	23.04	0.02		1.87	1.89	—	—	—
Year Ended June 30, 2006	18.42	0.25	(f)	4.62	4.87	(0.25)	—	(0.25)
Year Ended June 30, 2005	16.47	0.16		1.97	2.13	(0.18)	—	(0.18)
Year Ended June 30, 2004	12.42	0.07		4.04	4.11	(0.06)	—	(0.06)
Year Ended June 30, 2003	13.37	0.05		(1.01)	(0.95)	—	—	—
Year Ended June 30, 2002	15.32	(0.02)		(1.88)	(1.90)	(0.05)	—	(0.05)

International Growth Fund
Year Ended October 31, 2006	9.84	(0.18)		2.35	2.17	—	—	—
Year Ended October 31, 2005	8.50	(0.06)		1.40	1.34	—	—	—
Year Ended October 31, 2004	7.70	(0.04)		0.84	0.80	—	—	—
Year Ended October 31, 2003	6.20	(0.01)		1.51	1.50	—	—	—
Year Ended October 31, 2002	7.19	(0.04)		(0.95)	(0.99)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	The Fund changed its fiscal year end from June 30 to October 31.

(f)	Calculated based upon average shares outstanding.

(g)	Amount less than $0.01.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(i)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

96   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

			Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$—	(g)	$16.26	33.94%	$8,812	2.37%	(0.14)%	2.38%		4%
—	(g)	12.14	28.81	3,108	2.39	(0.18)	2.53		149
—		9.44	27.68	302	2.50	0.31	6.52	(h)	118
—		7.45	43.99	95	2.50	0.03	25.36	(h)	85
—		5.20	2.04	41	2.50	(0.34)	36.79	(h)	69

—	(g)	37.26	24.57	11,734	1.92	0.50	1.99		22
—	(g)	30.65	14.50	12,463	1.97	1.06	1.99		22
—		26.97	17.27	768	2.00	0.49	2.44	(h)	24
—		23.10	19.84	178	2.00	0.74	6.19	(h)	16
—		19.39	(11.00)	22	2.00	0.27	74.45	(h)	20

—		24.93	8.20	20,192	1.77	0.16	1.78		—	(i)
—		23.04	26.54	20,317	1.78	1.17	1.79		12
—		18.42	12.88	12,436	1.81	0.96	1.81		14
—		16.47	33.11	11,414	1.80	0.45	1.82		13
0.01		12.42	(7.11)	9,035	1.84	0.47	1.86		12
—		13.37	(12.39)	12,006	1.87	(0.23)	1.87		14

—		12.01	22.05	705	2.50	(0.67)	4.71		42
—	(g)	9.84	15.76	1,007	2.50	(0.50)	5.76		37
—		8.50	10.39	870	2.50	(0.58)	7.74		47
—		7.70	24.19	788	2.50	(0.14)	7.79		38
—		6.20	(13.77)	634	2.50	(0.62)	7.69		73

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
International Opportunities Fund
Year Ended October 31, 2006	$11.53	$0.09	(d)	$3.36	$3.45	$(0.12)	$—	$(0.12)
Year Ended October 31, 2005	10.07	(0.09)		1.63	1.54	(0.08)	—	(0.08)
Year Ended October 31, 2004	9.03	0.02	(d)	1.16	1.18	(0.14)	—	(0.14)
Year Ended October 31, 2003	7.46	(0.04	)(d)	1.68	1.64	(0.07)	—	(0.07)
Year Ended October 31, 2002	8.63	(0.04)		(1.08)	(1.12)	(0.05)	—	(0.05)

International Value Fund
Year Ended October 31, 2006	12.40	0.34	(d)	3.75	4.09	(0.12)	—	(0.12)
Year Ended October 31, 2005	10.41	0.14	(d)	2.09	2.23	(0.24)	—	(0.24)
Year Ended October 31, 2004	8.46	0.21	(d)	1.77	1.98	(0.03)	—	(0.03)
Year Ended October 31, 2003	6.96	(0.07	)(d)	1.82	1.75	(0.25)	—	(0.25)
Year Ended October 31, 2002	8.28	(0.02	)(d)	(1.18)	(1.20)	(0.12)	—	(0.12)

Intrepid European Fund
Year Ended October 31, 2006	21.74	0.17	(d)	7.33	7.50	(0.04)	(3.16)	(3.20)
Year Ended October 31, 2005	18.71	0.10	(d)	4.09	4.19	(0.04)	(1.12)	(1.16)
Year Ended October 31, 2004	16.08	0.08	(d)	2.55	2.63	—	—	—
Year Ended October 31, 2003	12.63	(0.06	)(d)	3.59	3.53	(0.08)	—	(0.08)
Year Ended October 31, 2002	12.48	0.05	(d)	0.10	0.15	—	—	—

Japan Fund
Year Ended October 31, 2006	8.53	(0.08	)(d)	0.81	0.73	—	(0.12)	(0.12)
Year Ended October 31, 2005	6.64	(0.08	)(d)	1.97	1.89	—	—	—
Year Ended October 31, 2004	6.36	(0.10	)(d)	0.38	0.28	—	—	—
Year Ended October 31, 2003	4.25	(0.11	)(d)	2.22	2.11	—	—	—
Year Ended October 31, 2002	5.13	(0.12)		(0.76)	(0.88)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Calculated based upon average shares outstanding.

(e)	Amount less than $0.01.

(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

98   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

		Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$—(e)	$14.86	30.17%	$1,396	1.92%	0.65%	2.06%		92%
—(e)	11.53	15.40	980	2.07	0.45	2.11		58
—	10.07	13.23	1,199	2.40	0.24	2.63		98
—	9.03	22.18	1,403	2.40	(0.58)	2.89		79
—	7.46	(13.05)	1,365	2.40	(0.30)	2.49		121

—(e)	16.37	33.20	7,790	1.89	2.27	1.90		80
—(e)	12.40	21.69	1,314	1.94	1.21	2.60		76
—	10.41	23.51	441	1.95	2.21	7.71	(f)	108
—	8.46	25.97	249	1.95	(0.94)	10.41	(f)	132
—	6.96	(14.72)	171	1.95	(0.16)	15.43	(f)	138

—(e)	26.04	38.97	22,621	1.94	0.72	1.95		97
—(e)	21.74	23.17	12,716	2.06	0.47	2.20		281
—	18.71	16.36	12,187	2.27	0.47	2.64		440
—	16.08	28.13	11,583	2.35	(0.47)	3.09		717
—	12.63	1.20	10,017	2.39	0.38	3.20		1,021

—(e)	9.14	8.56	6,985	2.19	(0.80)	2.19		151
—(e)	8.53	28.46	1,927	2.36	(1.13)	2.37		164
—	6.64	4.40	959	2.50	(1.46)	4.44	(f)	221
—	6.36	49.65	469	2.50	(2.18)	20.70	(f)	797
—	4.25	(17.15)	109	2.50	(2.25)	22.96	(f)	409

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Emerging Markets Equity Fund
February 28, 2006 (d) through October 31, 2006	$15.21	$(0.05	)(g)	$1.10	$1.05	$—	$—	$—

International Equity Fund
Year Ended October 31, 2006	30.57	0.20	(g)	7.19	7.39	(0.32)	(0.53)	(0.85)
Year Ended October 31, 2005	26.91	0.20		3.69	3.89	(0.23)	—	(0.23)
Year Ended October 31, 2004	23.05	0.11	(g)	3.86	3.97	(0.11)	—	(0.11)
January 31, 2003 (d) through October 31, 2003	18.43	0.08	(g)	4.65	4.73	(0.11)	—	(0.11)

International Equity Index Fund
July 1, 2006 through October 31, 2006 (e)	23.97	0.01		1.96	1.97	—	—	—
Year Ended June 30, 2006	19.12	0.24	(g)	4.81	5.05	(0.20)	—	(0.20)
Year Ended June 30, 2005	17.05	0.19		2.02	2.21	(0.14)	—	(0.14)
Year Ended June 30, 2004	12.87	0.07		4.18	4.25	(0.07)	—	(0.07)
Year Ended June 30, 2003	13.85	0.06		(1.05)	(0.98)	—	—	—
Year Ended June 30, 2002	15.87	(0.01)		(1.96)	(1.97)	(0.05)	—	(0.05)

International Value Fund
July 11, 2006 (d) through October 31, 2006	15.06	—	(g)(h)	1.31	1.31	—	—	—

Intrepid European Fund
Year Ended October 31, 2006	21.72	0.18	(g)	7.30	7.48	(0.07)	(3.16)	(3.23)
Year Ended October 31, 2005	18.69	0.09	(g)	4.10	4.19	(0.04)	(1.12)	(1.16)
Year Ended October 31, 2004	16.06	0.08	(g)	2.55	2.63	—	—	—
Year Ended October 31, 2003	12.62	(0.06	)(g)	3.58	3.52	(0.08)	—	(0.08)
Year Ended October 31, 2002	12.47	0.05	(g)	0.10	0.15	—	—	—

Intrepid International Fund (f)
February 28, 2006 (d) through October 31, 2006	19.66	0.10	(g)	1.94	2.04	—	—	—

Japan Fund
February 28, 2006 (d) through October 31, 2006	9.78	(0.06	)(g)	(0.59)	(0.65)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	The Fund changed its fiscal year end from June 30 to October 31.

(f)	Effective December 15, 2005, the Fund’s Investment Objective and Strategies changed. See Note 1 in the Notes to Financial Statements.

(g)	Calculated based upon average shares outstanding.

(h)	Amount less than $0.01.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

(j)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

100   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

			Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$—	(h)	$16.26	6.90%	$1,903	2.45%	(0.48)%	2.46%		4%

—	(h)	37.11	24.57	46,106	1.91	0.57	1.99		22
—	(h)	30.57	14.49	25,279	1.98	0.68	2.05		22
—		26.91	17.26	8,346	2.00	0.40	2.44	(i)	24
—		23.05	25.70	1,681	2.00	0.48	2.85	(i)	16

—		25.94	8.22	13,871	1.77	0.16	1.78		—	(j)
—	(h)	23.97	26.48	12,718	1.78	1.08	1.79		12
—	(h)	19.12	12.97	9,127	1.81	0.88	1.81		14
—		17.05	33.02	10,419	1.80	0.48	1.82		13
0.01		12.87	(7.08)	7,306	1.84	0.52	1.86		12
—		13.85	(12.43)	8,502	1.87	(0.21)	1.87		14

—	(h)	16.37	8.70	1,691	1.92	0.03	1.93		80

—	(h)	25.97	38.94	24,316	1.93	0.78	1.94		97
—	(h)	21.72	23.20	3,730	2.06	0.42	2.19		281
—		18.69	16.38	3,165	2.27	0.46	2.63		440
—		16.06	28.09	2,914	2.35	(0.42)	3.09		717
—		12.62	1.20	2,512	2.39	0.36	3.20		1,021

—	(h)	21.70	10.38	1,508	2.00	0.76	2.12		92

—	(h)	9.13	(6.65)	5,530	2.22	(0.91)	2.22		151

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

R Class

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
International Equity Fund
May 15, 2006 (d) through October 31, 2006	$37.07	$0.14	(e)	$0.82	$0.96	$(0.40)	$—	$(0.40)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Calculated based upon average shares outstanding.

(f)	Amount less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

102   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

		Ratios/Supplemental data

				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ —(f)	$37.63	2.67%	$30,533	0.86%	0.82%	1.07%	22%

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Asia Equity Fund
Year Ended October 31, 2006	$21.82	$0.18	(f)	$5.61	$5.79	$(0.15)	$(0.82)	$(0.97)
Year Ended October 31, 2005	18.37	0.15		3.50	3.65	(0.20)	—	(0.20)
Year Ended October 31, 2004	17.80	0.14	(f)	0.60	0.74	(0.17)	—	(0.17)
Year Ended October 31, 2003	13.71	0.16	(f)	3.93	4.09	—	—	—
June 28, 2002 (d) through October 31, 2002	15.86	—	(g)	(2.15)	(2.15)	—	—	—

Emerging Markets Equity Fund
Year Ended October 31, 2006	12.36	0.09	(f)	4.21	4.30	(0.04)	—	(0.04)
Year Ended October 31, 2005	9.58	(0.06)		2.90	2.84	(0.06)	—	(0.06)
Year Ended October 31, 2004	7.53	0.08	(f)	2.06	2.14	(0.09)	—	(0.09)
Year Ended October 31, 2003	5.23	0.05	(f)	2.28	2.33	(0.03)	—	(0.03)
Year Ended October 31, 2002	5.13	0.03	(f)	0.12	0.15	(0.05)	—	(0.05)

International Equity Fund
Year Ended October 31, 2006	30.90	0.51	(f)	7.27	7.78	(0.52)	(0.53)	(1.05)
Year Ended October 31, 2005	27.14	0.45		3.75	4.20	(0.44)	—	(0.44)
Year Ended October 31, 2004	23.19	0.33	(f)	3.90	4.23	(0.28)	—	(0.28)
Year Ended October 31, 2003	19.45	0.30	(f)	3.72	4.02	(0.28)	—	(0.28)
Year Ended October 31, 2002	21.20	0.21	(f)	(1.84)	(1.63)	(0.12)	—	(0.12)

International Equity Index Fund
July 1, 2006 through October 31, 2006 (e)	24.67	0.10		2.02	2.12	—	—	—
Year Ended June 30, 2006	19.65	0.46	(f)	4.95	5.41	(0.39)	—	(0.39)
Year Ended June 30, 2005	17.53	0.36		2.11	2.47	(0.35)	—	(0.35)
Year Ended June 30, 2004	13.19	0.22		4.31	4.53	(0.19)	—	(0.19)
Year Ended June 30, 2003	14.10	0.19		(1.07)	(0.88)	(0.04)	—	(0.04)
Year Ended June 30, 2002	16.08	0.13		(1.99)	(1.86)	(0.12)	—	(0.12)

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	The Fund changed its fiscal year end from June 30 to October 31.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

104   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

			Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—	(g)	$26.64	27.30%	$270,131	1.50%	0.73%	1.60%	99%
—	(g)	21.82	19.99	69,986	1.50	1.25	1.95	78
—		18.37	4.21	18,101	1.50	0.78	2.17	175
—		17.80	29.83	24,443	1.50	1.17	2.71	172
—		13.71	(13.56)	14,043	1.50	(0.03)	2.58	106

—	(g)	16.62	34.85	263,684	1.62	0.60	1.62	4
—	(g)	12.36	29.77	127,937	1.64	0.51	1.69	149
—		9.58	28.72	32,733	1.75	0.96	2.13	118
—		7.53	44.84	22,620	1.75	0.88	2.26	85
—		5.23	2.75	18,660	1.75	0.56	2.04	69

—	(g)	37.63	25.66	4,098,105	1.06	1.46	1.24	22
—	(g)	30.90	15.50	2,520,087	1.07	1.66	1.28	22
—		27.14	18.31	1,243,387	1.10	1.28	1.52	24
—		23.19	20.90	813,466	1.10	1.45	1.55	16
—		19.45	(7.74)	247,426	1.03	1.03	1.54	20

—		26.79	8.59	1,243,966	0.82	1.12	1.03	—	(h)
—	(g)	24.67	27.74	1,170,044	0.82	1.99	1.04	12
—	(g)	19.65	14.04	877,944	0.81	1.91	0.90	14
—		17.53	34.38	798,323	0.80	1.46	0.82	13
0.01		13.19	(6.12)	560,910	0.84	1.59	0.86	12
—		14.10	(11.55)	564,207	0.87	0.79	0.87	14

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
International Opportunities Fund
Year Ended October 31, 2006	$11.75	$0.17	(f)	$3.46	$3.63	$(0.22)	$—	$(0.22)
Year Ended October 31, 2005	10.31	0.17		1.50	1.67	(0.23)	—	(0.23)
Year Ended October 31, 2004	9.22	0.15	(f)	1.18	1.33	(0.24)	—	(0.24)
Year Ended October 31, 2003	7.53	0.05	(f)	1.72	1.77	(0.08)	—	(0.08)
Year Ended October 31, 2002	8.64	0.08		(1.10)	(1.02)	(0.09)	—	(0.09)

International Value Fund
Year Ended October 31, 2006	12.65	0.40	(f)	3.89	4.29	(0.18)	—	(0.18)
Year Ended October 31, 2005	10.59	0.22	(f)	2.12	2.34	(0.28)	—	(0.28)
Year Ended October 31, 2004	8.58	0.25	(f)	1.81	2.06	(0.05)	—	(0.05)
Year Ended October 31, 2003	7.01	(0.01	)(f)	1.83	1.82	(0.25)	—	(0.25)
Year Ended October 31, 2002	8.28	0.07	(f)	(1.22)	(1.15)	(0.12)	—	(0.12)

Intrepid European Fund
Year Ended October 31, 2006	23.28	0.40	(f)	7.87	8.27	(0.21)	(3.16)	(3.37)
Year Ended October 31, 2005	19.96	0.33	(f)	4.32	4.65	(0.20)	(1.13)	(1.33)
Year Ended October 31, 2004	17.00	0.29	(f)	2.67	2.96	— (g)	—	— (g)
Year Ended October 31, 2003	13.26	0.05	(f)	3.78	3.83	(0.09)	—	(0.09)
Year Ended October 31, 2002	12.97	0.14	(f)	0.15	0.29	—	—	—

Intrepid International Fund (d)
February 28, 2006 (e) through October 31, 2006	19.90	0.20	(f)	1.98	2.18	—	—	—

Japan Fund
February 28, 2006 (e) through October 31, 2006	10.43	(0.01	)(f)	(0.63)	(0.64)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Effective December 15, 2005, the Fund’s Investment Objective and Strategies changed. See Note 1 in the Notes to Financial Statements.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

106   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

			Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—	(g)	$15.16	31.25%	$55,237	1.17%	1.24%	1.30%	92%
—	(g)	11.75	16.37	74,050	1.16	1.69	1.17	58
—		10.31	14.63	37,206	1.20	1.55	1.30	98
—		9.22	23.77	30,969	1.20	0.58	1.37	79
—		7.53	(11.98)	33,428	1.20	0.89	1.22	121

—	(g)	16.76	34.22	259,906	1.14	2.63	1.14	80
—	(g)	12.65	22.47	52,274	1.22	1.86	1.31	76
—		10.59	24.17	18,023	1.37	2.57	1.76	108
—		8.58	26.89	16,538	1.39	(0.15)	1.86	132
—		7.01	(14.09)	16,905	1.29	0.85	1.49	138

—	(g)	28.18	40.01	236,203	1.19	1.60	1.20	97
—	(g)	23.28	24.16	71,960	1.24	1.47	1.35	281
—		19.96	17.43	20,897	1.37	1.54	1.71	440
—		17.00	29.14	11,225	1.47	0.38	2.20	717
—		13.26	2.24	8,461	1.50	1.06	2.43	1,021

—	(g)	22.08	10.95	521,615	1.25	1.46	1.38	92

—	(g)	9.79	(6.14)	799,762	1.47	(0.09)	1.47	151

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Asia Equity Fund
Year Ended October 31, 2006	$21.84	$0.22	(e)	$5.62	$5.84	$(0.14)	$(0.82)	$(0.96)
Year Ended October 31, 2005	18.40	0.29		3.39	3.68	(0.24)	—	(0.24)
Year Ended October 31, 2004	17.84	0.17	(e)	0.59	0.76	(0.20)	—	(0.20)
Year Ended October 31, 2003	13.71	0.17	(e)	3.96	4.13	—	—	—
June 28, 2002 (d) through October 31, 2002	15.86	—		(2.15)	(2.15)	—	—	—

Emerging Markets Equity Fund
Year Ended October 31, 2006	12.47	0.12	(e)	4.25	4.37	(0.05)	—	(0.05)
Year Ended October 31, 2005	9.66	0.08		2.81	2.89	(0.08)	—	(0.08)
Year Ended October 31, 2004	7.59	0.11	(e)	2.07	2.18	(0.11)	—	(0.11)
Year Ended October 31, 2003	5.25	0.07	(e)	2.31	2.38	(0.04)	—	(0.04)
Year Ended October 31, 2002	5.14	0.04	(e)	0.12	0.16	(0.05)	—	(0.05)

International Opportunities Fund
Year Ended October 31, 2006	11.82	0.19	(e)	3.48	3.67	(0.24)	—	(0.24)
Year Ended October 31, 2005	10.36	0.15		1.56	1.71	(0.25)	—	(0.25)
Year Ended October 31, 2004	9.26	0.18	(e)	1.18	1.36	(0.26)	—	(0.26)
Year Ended October 31, 2003	7.55	0.08	(e)	1.71	1.79	(0.08)	—	(0.08)
Year Ended October 31, 2002	8.64	0.09		(1.08)	(0.99)	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Calculated based upon average shares outstanding.

(f)	Amount less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

108   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

			Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—	(f)	$26.72	27.52%	$20,140	1.35%	0.90%	1.45%	99%
—	(f)	21.84	20.19	7,990	1.36	1.26	1.92	78
—		18.40	4.29	16,905	1.35	0.93	2.03	175
—		17.84	30.12	13,887	1.35	1.16	2.65	172
—		13.71	(30.56)	6,463	1.35	0.08	2.53	106

—	(f)	16.79	35.14	92,060	1.43	0.77	1.47	4
—	(f)	12.47	30.08	61,981	1.45	0.75	1.53	149
—		9.66	29.08	49,660	1.45	1.28	1.88	118
—		7.59	45.49	58,658	1.45	1.18	1.95	85
—		5.25	3.04	47,503	1.45	0.83	1.77	69

—	(f)	15.25	31.48	77,502	0.92	1.33	1.15	92
—	(f)	11.82	16.76	57,924	0.92	1.44	1.02	58
—		10.36	14.93	139,827	0.92	1.78	1.09	98
—		9.26	24.02	133,907	0.92	1.10	1.09	79
—		7.55	(11.67)	209,286	0.92	1.21	0.98	121

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   109

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
International Value Fund
Year Ended October 31, 2006	$12.70	$0.42	(e)	$3.91	$4.33	$(0.20)	$—	$(0.20)
Year Ended October 31, 2005	10.64	0.23	(e)	2.15	2.38	(0.32)	—	(0.32)
Year Ended October 31, 2004	8.61	0.29	(e)	1.83	2.12	(0.09)	—	(0.09)
Year Ended October 31, 2003	7.02	0.02	(e)	1.82	1.84	(0.25)	—	(0.25)
Year Ended October 31, 2002	8.28	0.06	(e)	(1.19)	(1.13)	(0.13)	—	(0.13)

Intrepid European Fund
Year Ended October 31, 2006	23.53	0.44	(e)	7.97	8.41	(0.24)	(3.16)	(3.40)
Year Ended October 31, 2005	20.16	0.33	(e)	4.43	4.76	(0.27)	(1.12)	(1.39)
Year Ended October 31, 2004	17.17	0.40	(e)	2.65	3.05	(0.06)	—	(0.06)
Year Ended October 31, 2003	13.33	0.12	(e)	3.82	3.94	(0.10)	—	(0.10)
Year Ended October 31, 2002	12.99	0.24	(e)	0.10	0.34	—	—	—

Intrepid International Fund (d)
Year Ended October 31, 2006	17.52	0.36	(e)	4.51	4.87	(0.28)	—	(0.28)
Year Ended October 31, 2005	15.27	0.31		2.25	2.56	(0.31)	—	(0.31)
Year Ended October 31, 2004	13.60	0.19	(e)	1.75	1.94	(0.27)	—	(0.27)
Year Ended October 31, 2003	11.02	0.15	(e)	2.55	2.70	(0.12)	—	(0.12)
Year Ended October 31, 2002	12.43	0.14	(e)	(1.51)	(1.37)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Effective December 15, 2005, the Fund’s Investment Objective and strategies changed. See Note 1 in the Notes to Financial Statements.

(e)	Calculated based upon average shares outstanding.

(f)	Amount less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

110   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

			Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—	(f)	$16.83	34.47%	$51,749	0.94%	2.82%	1.01%	80%
—	(f)	12.70	22.82	34,624	0.95	2.00	1.16	76
—		10.64	24.85	28,804	0.95	2.98	1.49	108
—		8.61	27.23	26,356	0.95	0.28	1.55	132
—		7.02	(13.89)	28,644	0.95	0.91	1.16	138

—	(f)	28.54	40.27	144,301	1.00	1.75	1.05	97
—	(f)	23.53	24.56	48,448	1.00	1.47	1.24	281
—		20.16	17.83	37,115	1.00	2.10	1.48	440
—		17.17	29.83	12,038	1.00	0.86	2.01	717
—		13.33	2.62	6,305	1.00	1.81	2.25	1,021

—	(f)	22.11	28.07	496,326	1.00	1.74	1.24	92
—	(f)	17.52	16.97	103,598	1.00	1.46	1.23	56
—		15.27	14.44	138,282	1.00	1.31	1.34	93
—		13.60	24.74	135,000	1.00	1.31	1.41	79
—		11.02	11.08	149,000	1.00	1.08	1.32	97

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   111

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2006

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (“the Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to a Declaration of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are ten separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Asia Equity Fund	Class A, Select Class and Institutional Class	JPM I
Emerging Markets Equity Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
International Equity Fund	Class A, Class B, Class C, R Class and Select Class	JPM I
International Equity Index Fund	Class A, Class B, Class C and Select Class	JPM II
International Growth Fund	Class A and Class B	JPM I
International Opportunities Fund	Class A, Class B, Select Class and Institutional Class	JPM I
International Value Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
Intrepid European Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
Intrepid International Fund	Class A, Class C, Select Class and Institutional Class	JPM I
Japan Fund	Class A, Class B, Class C and Select Class	JPM I

The Board of Trustees approved the name change from JPMorgan Tax Aware International Opportunities Fund to Intrepid International Fund (the “Fund”) along with a change to the investment objective and strategies effective December 15, 2005. The Fund is no longer managed in a tax-sensitive manner.

Class C Shares commenced operations on February 28, 2006, for the Emerging Markets Equity Fund, Intrepid International Fund and Japan Fund and on July 11, 2006, for the International Value Fund.

Select Class Shares commenced operations on February 28, 2006, for the Intrepid International Fund and Japan Fund.

R Class Shares commenced operations on May 15, 2006, for the International Equity Fund.

The International Equity Index Fund has changed its fiscal year end from June 30th to October 31st.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the R Class, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted

112   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

by the Trustees, the Funds apply fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following are the market values and percentages of net assets of illiquid securities as of October 31, 2006 (amounts in thousands):

Illiquid
	Market Value		Percentage
Emerging Markets Equity Fund	$46,025		11.7%
International Equity Fund	—	(a)	—	(b)
International Opportunities Fund	—	(a)	—	(b)
International Value Fund	—	(a)	—	(b)
Intrepid European Fund	—	(a)	—	(b)
Intrepid International Fund	—	(a)	—	(b)

(a)	Amount rounds to less than $1,000.

(b)	Amount rounds to less than 0.1%.

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes (i.e. to reduce the exposure to equities). Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

As of October 31, 2006, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   113

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2006 (continued)

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. Some of the Funds may also enter into forward foreign currency exchange contracts to generate gains to the Fund. The values of forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of October 31, 2006, the Funds had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

G. Securities Lending — To generate additional income, each Fund (except the International Growth Fund and Intrepid International Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statements of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. government securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. government securities outstanding during a given month. For the period ended October 31, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. government securities and (ii) 0.10% for each loan of the non-U.S. government securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of October 31, 2006, the following Funds had securities with the following market values on loan, received the following collateral and for the period then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid		Market Value of Collateral	Market Value of Loaned Securities
Emerging Markets Equity Fund	$1		$4,098	$4,017
International Equity Fund	672		789,421	750,505
International Equity Index Fund	—	(a)	280,949	268,002
International Opportunities Fund	16		19,110	18,132
International Value Fund	24		49,852	47,558
Intrepid European Fund	40		70,265	67,041
Japan Fund	121		165,471	157,523

(a)	Amount rounds to less than $1,000.

114   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for the International Equity Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital		Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Asia Equity Fund	$2		$(334)	$332
Emerging Markets Equity Fund	(32,508)		(279)	32,787
International Equity Fund	41		843	(884)
International Equity Index Fund	—	(a)	100	(100)
International Growth Fund	—	(a)	34	(34)
International Opportunities Fund	3		(22)	19
International Value Fund	2		(751)	749
Intrepid European Fund	3		310	(313)
Intrepid International Fund	2		342	(344)
Japan Fund	6		703	(709)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to differences in character for tax purposes of foreign currency gains and losses, Passive Foreign Investment Company (PFIC) gains and losses, deferred compensation, capital losses expired (for Emerging Markets Equity Fund) and a reclassification of a distribution (for Japan Fund).

M. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. The redemption fee applies to most shares purchased after February 18, 2005. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

N. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   115

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2006 (continued)

disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (”JPMorgan“). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Investment Advisory Fee
Asia Equity Fund	1.00%
Emerging Markets Equity Fund	1.00
International Equity Fund	0.80
International Equity Index Fund	0.55
International Growth Fund	0.80
International Opportunities Fund	0.60
International Value Fund	0.60
Intrepid European Fund	0.65
Intrepid International Fund	0.85
Japan Fund	1.00

Prior to November 30, 2005, JPMorgan Asset Management (London) Limited served as sub-advisor for the Intrepid European Fund, Japan Fund, International Equity Fund and International Growth Fund. The Advisor, on behalf of Asia Equity Fund, has entered into an investment sub-advisory agreement with JF International Management Inc. (”JFIMI“), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings, Inc. For its services as sub-advisor, JFIMI receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed to the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements from the money market funds for the period ended are as follows (amounts in thousands):

Period Ended 10/31/06
International Equity Index Fund	$5
International Opportunities Fund	4
International Value Fund	12

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the ”Administrator“), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (”JPMIS“), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the ”Sub-administrator“). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the ”Distributor“), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

116   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

The Trustees have adopted a Distribution Plan (the ”Distribution Plan“) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Asia Equity Fund	0.25%	n/a	n/a
Emerging Markets Equity Fund	0.25	0.75%	0.75%
International Equity Fund	0.25	0.75	0.75
International Equity Index Fund	0.25	0.75	0.75
International Growth Fund	0.25	0.75	n/a
International Opportunities Fund	0.25	0.75	n/a
International Value Fund	0.25	0.75	0.75
Intrepid European Fund	0.25	0.75	0.75
Intrepid International Fund	0.25	n/a	0.75
Japan Fund	0.25	0.75	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (”CDSC“) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the periods ended October 31, 2006, the Distributor retained the following amounts (in thousands):

	Front End Sales Charge		CDSC
Asia Equity Fund	$86		$—
Emerging Markets Equity Fund	389		22
International Equity Fund	597		21
International Equity Index Fund (b)	172		13
International Growth Fund	—	(a)	—
International Opportunities Fund	25		2
International Value Fund	304		4
Intrepid European Fund	1,438		26
Intrepid International Fund	123		—	(a)
Japan Fund	1,592		34

(a)	Amount rounds to less than $1,000.

(b)	For the period July 1, 2006 through October 31, 2006

The Distributor waived Distribution fees and/or reimbursed expenses as outlined in Note 3.F.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class	Institutional Class
Asia Equity Fund	0.25%	n/a	n/a	n/a	0.25%	0.10%
Emerging Markets Equity Fund	0.25	0.25%	0.25%	n/a	0.25	0.10
International Equity Fund	0.25	0.25	0.25	0.05%	0.25	n/a
International Equity Index Fund	0.25	0.25	0.25	n/a	0.25	n/a
International Growth Fund	0.25	0.25	n/a	n/a	n/a	n/a
International Opportunities Fund	0.25	0.25	n/a	n/a	0.25	0.10
International Value Fund	0.25	0.25	0.25	n/a	0.25	0.10
Intrepid European Fund	0.25	0.25	0.25	n/a	0.25	0.10
Intrepid International Fund	0.25	n/a	0.25	n/a	0.25	0.10
Japan Fund	0.25	0.25	0.25	n/a	0.25	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statements of Operations. The

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   117

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2006 (continued)

custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class	Institutional Class
Asia Equity Fund	1.75%	n/a	n/a	n/a	1.50%	1.35%
Emerging Markets Equity Fund	2.00	2.50%	2.50%	n/a	1.75	1.45
International Equity Fund	1.31	2.00	2.00	0.86%	1.06	n/a
International Equity Index Fund	1.18	1.93	1.93	n/a	0.93	n/a
International Growth Fund	2.00	2.50	n/a	n/a	n/a	n/a
International Opportunities Fund	1.42	1.92	n/a	n/a	1.17	0.92
International Value Fund	1.45	1.95	1.95	n/a	1.41	0.95
Intrepid European Fund	1.75	2.50	2.50	n/a	1.50	1.00
Intrepid International Fund	1.80	n/a	2.00	n/a	1.25	1.00
Japan Fund	1.75	2.50	2.50	n/a	1.50	n/a

The contractual expense limitation agreements were in effect for the period ended October 31, 2006. The expense limitation percentages in the table above are in place until at least February 29, 2008 (except for the International Equity Index Fund). The International Equity Index Fund’s expense limitation percentage in the table above is in place until at least October 31, 2007.

For the periods ended October 31, 2006, the Funds’ service providers waived fees and/or contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total	Contractual Reimbursements
Asia Equity Fund	$153	$68	$—	$—	$221	$—
Emerging Markets Equity Fund	3	—	23	—	26	—
International Equity Fund	2,861	179	3,839	3	6,882	—
International Equity Index Fund (a)	—	—	410	—	410	—
International Growth Fund	43	6	13	—	62	56
International Opportunities Fund	84	82	55	—	221	—
International Value Fund	—	3	27	—	30	—
Intrepid European Fund	6	—	36	—	42	—
Intrepid International Fund	542	135	297	—	974	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Emerging Markets Equity Fund	$15	$—	$—	$15
International Equity Fund	32	2	—	34
International Equity Index Fund (a)	—	—	470	470
International Value Fund	—	5	—	5
Intrepid European Fund	16	—	—	16
Intrepid International Fund	7	1	—	8

(a)	For the period July 1, 2006 through October 31, 2006.

For the year ended June 30, 2006, the International Equity Index Fund’s service providers waived fees and/or contractually reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
International Equity Index Fund	—	$24	$2,357	$2,381

118   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the ”Plan“) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the period ended October 31, 2006, Asia Equity Fund and Japan Fund incurred approximately $61,000 and $26,000, respectively, as brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the periods ended October 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Asia Equity Fund	$369,974	$199,962
Emerging Markets Equity Fund	121,463	11,056
International Equity Fund	863,485	810,631
International Equity Index Fund (a)	4,830	23,326
International Growth Fund	2,228	5,254
International Opportunities Fund	114,930	151,130
International Value Fund	346,817	144,522
Intrepid European Fund	584,156	318,240
Intrepid International Fund	1,269,304	456,505
Japan Fund	1,847,222	1,106,824

During the periods ended October 31, 2006, there were no purchases or sales of U.S. Government securities.

(a)	For the period July 1, 2006 through October 31, 2006.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2006, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Equity Fund	$244,935	$46,847	$1,782	$45,065
Emerging Markets Equity Fund	276,413	106,619	2,129	104,490
International Equity Fund	3,950,452	1,152,285	28,348	1,123,937
International Equity Index Fund	1,100,450	571,269	25,440	545,829
International Growth Fund	2,245	842	20	822
International Opportunities Fund	134,770	30,023	1,048	28,975
International Value Fund	346,667	45,945	1,393	44,552
Intrepid European Fund	524,001	81,160	4,151	77,009
Intrepid International Fund	908,116	106,355	6,864	99,491
Japan Fund	1,029,444	77,059	39,150	37,909

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and the mark to market of PFICs.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   119

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2006 (continued)

The tax character of distributions paid during the 2006 fiscal year was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long term Capital gains	Total Distributions Paid
Asia Equity Fund	$2,580	$1,802	$4,382
Emerging Markets Equity Fund	718	—	718
International Equity Fund	57,347	46,844	104,191
International Opportunities Fund	2,615	—	2,615
International Value Fund	1,393	—	1,393
Intrepid European Fund	21,781	3,865	25,646
Intrepid International Fund	1,625	—	1,625
Japan Fund	3,326	1,155	4,481

The tax character of distributions paid during the year ended June 30, 2006 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
International Equity Index Fund	$19,022	$—	$19,022

The tax character of distributions paid during the 2005 fiscal year was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Asia Equity Fund	$411	$—	$411
Emerging Markets Equity Fund	618	—	618
International Equity Fund	33,589	—	33,589
International Equity Index Fund	16,825	—	16,825
International Opportunities Fund	4,550	—	4,550
International Value Fund	1,358	—	1,358
Intrepid European Fund	6,184	801	6,985
Intrepid International Fund	2,885	—	2,885

At October 31, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Long-term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Asia Equity Fund	$2,189	$4,307	$45,065
Emerging Markets Equity Fund	1,260	(49,107)	104,351
International Equity Fund	43,229	150,678	1,124,020
International Equity Index Fund	29,398	6,582	546,321
International Growth Fund	26	281	822
International Opportunities Fund	1,895	(67,051)	28,961
International Value Fund	4,332	(417)	44,649
Intrepid European Fund	28,207	6,680	77,117
Intrepid International Fund	8,566	(9,821)	99,488
Japan Fund	2,100	(37,773)	37,989

For International Equity Fund, Emerging Markets Equity Fund and Intrepid European Fund the cumulative timing differences primarily consist of wash sale loss deferrals and deferred compensation. For Asia Equity Fund, International Equity Index Fund, International Growth Fund, Intrepid International Fund and Japan Fund the cumulative timing differences primarily consist of wash sale loss deferrals, deferred compensation and mark-to-market PFICs. For International Opportunities Fund and International Value Fund, the cumulative timing differences primarily consist of wash sale loss deferrals, mark-to-market of PFICs, mark-to-market of forward contracts and deferred compensation.

120   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

As of October 31, 2006, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2007	2008	2009	2010	2011	2014	Total
Emerging Markets Equity Fund*	$28,178	$2,888	$12,744	$5,297	$—	$—	$49,107
International Opportunities Fund**	—	1,695	135	49,388	15,833	—	67,051
International Value Fund	—	—	417	—	—	—	417
Intrepid International Fund	—	—	—	—	9,821	—	9,821
Japan Fund	—	—	—	—	—	37,773	37,773

*	The above capital loss carryover includes $2,940 (amount in thousands) of losses acquired from J. P. Morgan Emerging Markets Equity Fund and may be limited under the Code Sections 381–384.

**	The International Opportunities Fund capital loss carryover includes $1,830 (amount in thousands) of losses acquired from JPMorgan Global 50 Fund. A portion of the capital loss carryforward from International Opportunities Fund may be limited in future years under the Code Sections 381–384.

During the year ended October 31, 2006, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Emerging Markets Equity Fund	$1,084
International Equity Index Fund	12
International Growth Fund	832
International Opportunities Fund	36,960
International Value Fund	19,992
Intrepid International Fund	10,318

Approximately $32,508,000 of capital loss carryforwards previously available to the Emerging Markets Equity Fund expired during the year.

6. Borrowings

The Funds rely upon an exemptive order (”Order“) permitting the establishment and operation of an Interfund Lending Facility (”Facility“). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same ”group of investment companies“ (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Funds did not have any outstanding borrowings from another fund or from the unsecured uncommitted credit facility as of October 31, 2006. With the exception of International Equity Index Fund, there were no borrowings from another fund or from the unsecured uncommitted credit facility at any time during the year ended October 31, 2006. For the International Equity Index Fund, the average borrowings for the period July 1, 2006 through October 31, 2006 were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
International Equity Index Fund	$3,304	1	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   121

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2006 (continued)

subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2006, substantially all of the Funds’ net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2006, International Equity Fund, International Growth Fund, International Value Fund, Intrepid European Fund and Intrepid International Fund invested approximately 24.5%, 21.2%, 21.0%, 34.5% and 21.3% of their respective portfolios in issuers in the United Kingdom. As of October 31, 2006, International Equity Fund, International Equity Index Fund, International Growth Fund and Intrepid International Fund invested approximately 21.9%, 20.4%, 22.0% and 22.3% of their respective portfolios in issuers in Japan. As of October 31, 2006, Asia Equity Fund and Emerging Markets Equity Fund invested approximately 23.1% and 20.0% of their respective portfolios in issuers in South Korea. As of October 31, 2006, International Equity Fund and International Value Fund invested approximately 20.2% and 20.5% of their respective portfolios in Commercial Banks. As of October 31, 2006, Japan Fund invested approximately 33.8% and 30.7%, respectively, of its portfolio in Consumer Discretionary and Financials.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

On June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors, Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed pursuant to a distribution plan to certain current and former shareholders of the funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of JPMorgan Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC), certain officers of JPMorgan Trust II and BOIA, certain current and former Trustees and One Group Mutual Funds, the predecessor to JPMorgan Trust II. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees have been dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

JPMorgan Trust II will be reimbursed for all costs associated with these matters to ensure that JPMorgan Trust II incurs no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOAI to establish reduced ”net management fee rates“ for certain Funds (”Reduced Rate Funds“). ”Net Management Fee Rates “means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee

122   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

Rates are referred to as ”Reduced Rates.“ The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Fund contained in this semi-annual report is the Government Bond Fund, and the Reduced Rate was implemented September 27, 2004.

Any Fund identified in this report as having acquired the assets of a former One Group Mutual Fund or that was acquired by a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that the Fund or its successor incurs no expenses as it relates to the matters described above. A portion of these reimbursements may be from related parties.

9. Business Combinations

On August 19, 2004, the Board of Trustees of the JPMorgan Funds approved management’s proposal to merge JPMorgan Global 50 Fund (the ”Target Fund“) into JPMorgan International Opportunities Fund (the ”Acquiring Fund“). Furthermore, on August 19, 2004, the Board of Trustees of the JPMorgan Funds, and on August 12, 2004, the Board of Trustees of the One Group Mutual Funds, each approved management’s proposal to merge the One Group Diversified International Fund (the ”Target Fund“) into the JPMorgan International Equity Fund (the ”Acquiring Fund“).

After shareholder approval was obtained, the merger was effective after the close of business February 18, 2005. The Acquiring Funds acquired all of the assets and liabilities of the corresponding Target Funds as shown in the table below. The merger transactions were structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of reorganization, shareholders of the Target Funds received the number of shares of the corresponding class in the corresponding Acquiring Funds with a value equal to their holdings in the Target Funds as of the close of business on date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
Target Fund
JPMorgan Global 50 Fund				$2,103
Class A	7	$92	$13.55
Select Class	1,451	19,755	13.62

Acquiring Fund
JPMorgan Fleming International Opportunities Fund				46,687
Class A	1,089	12,132	11.14
Class B	111	1,228	11.08
Select Class	3,792	42,634	11.24
Institutional Class	12,477	140,773	11.28

Post Reorganization
JPMorgan International Opportunities Fund				48,790
Class A	1,098	12,224	11.14
Class B	111	1,228	11.08
Select Class	5,550	62,389	11.24
Institutional Class	12,477	140,773	11.28

Target Fund
One Group Diversified International Fund				135,411
Class A	2,528	36,808	14.56
Class B	816	10,696	13.11
Class C	139	1,822	13.10
Class I	74,915	1,095,703	14.63

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   123

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2006 (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
Acquiring Fund
JPMorgan Fleming International Equity Fund				$360,889
Class A	$2,739	$82,279	$30.04
Class B	47	1,407	29.89
Class C	482	14,387	29.83
Select Class	52,128	1,569,841	30.12

Post Reorganization
JPMorgan International Equity Fund				496,300
Class A	3,964	119,087	30.04
Class B	405	12,103	29.89
Class C	543	16,209	29.83
Select Class	88,516	2,665,544	30.12

10. Transfers-In-Kind

For the year ended October 31, 2005, certain shareholders of the International Equity Fund redeemed Select Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for shares of the Fund. Cash and portfolio securities were transferred on the dates, at the market values listed and gains which resulted from the redemption in-kind are listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
International Equity Fund	March 1, 2005	$120,296	$63,078	Redemption in-kind
	March 3, 2005	114,575	50,107	Redemption in-kind
		$234,871	$113,185

After the close of business on February 3, 2006, several common trust funds managed by JPMCB, transferred securities in-kind to the International Equity Fund in a tax-free exchange. The common trust funds purchased Select Class Shares of the International Equity Fund and the International Equity Fund received portfolio securities with market values as listed below, including net unrealized appreciation of approximately $169,990,000, in exchange for these shares. The cost basis of the portfolio securities transferred to the International Equity Fund is equal to the common trust funds’ cost of the securities at the time of the in-kind transfer.

	Market Value of Securities Transferred to the International Equity Fund (amounts in thousands)	Number of Select Class Shares Issued (amounts in thousands)
JPMorgan Chase Bank International Fund	$669,429	19,580
JPMorgan Chase Bank International Equity Trust	172,111	5,034
	$841,540	24,614

124   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Trust I and JPMorgan Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds indicated in Note 1 of the financial statements (hereafter referred to as the “Funds”) at October 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2006

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   125

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.

Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.

John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.

Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.

Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

126   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   127

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

128   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   129

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
October 31, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006, and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year be fore expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2006	Ending Account Value, October 31, 2006	Expenses Paid During May 1, 2006 to October 31, 2006	Annualized Expense Ratio
Asia Equity Fund
Class A
Actual*	$1,000.00	$1,022.40	$8.92	1.75%
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Select Class
Actual*	1,000.00	1,023.80	7.65	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Institutional Class
Actual*	1,000.00	1,024.90	6.89	1.35
Hypothetical*	1,000.00	1,018.40	6.87	1.35

Emerging Markets Equity Fund
Class A
Actual*	1,000.00	1,011.10	8.92	1.76
Hypothetical*	1,000.00	1,016.33	8.94	1.76
Class B
Actual*	1,000.00	1,008.70	11.44	2.26
Hypothetical*	1,000.00	1,013.81	11.47	2.26
Class C
Actual*	1,000.00	1,008.70	11.75	2.32
Hypothetical*	1,000.00	1,013.51	11.77	2.32
Select Class
Actual*	1,000.00	1,012.20	7.56	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49

130   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

	Beginning Account Value, May 1, 2006	Ending Account Value, October 31, 2006	Expenses Paid During May 1, 2006 to October 31, 2006	Annualized Expense Ratio
Institutional Class
Actual*	$1,000.00	$1,013.30	$6.55	1.29%
Hypothetical*	1,000.00	1,018.70	6.56	1.29

International Equity Fund
Class A
Actual*	1,000.00	1,025.20	6.69	1.31
Hypothetical*	1,000.00	1,018.60	6.67	1.31
Class B
Actual*	1,000.00	1,022.50	9.48	1.86
Hypothetical*	1,000.00	1,015.83	9.45	1.86
Class C
Actual*	1,000.00	1,022.40	9.48	1.86
Hypothetical*	1,000.00	1,015.83	9.45	1.86
R Class
Actual**	1,000.00	1,026.70	4.04	0.86
Hypothetical*	1,000.00	1,020.87	4.38	0.86
Select Class
Actual*	1,000.00	1,026.60	5.41	1.06
Hypothetical*	1,000.00	1,019.86	5.40	1.06

International Equity Index Fund
Class A
Actual*	1,000.00	1,030.20	5.48	1.07
Hypothetical*	1,000.00	1,019.81	5.45	1.07
Class B
Actual*	1,000.00	1,026.30	9.09	1.78
Hypothetical*	1,000.00	1,016.23	9.05	1.78
Class C
Actual*	1,000.00	1,026.50	9.09	1.78
Hypothetical*	1,000.00	1,016.23	9.05	1.78
Select Class
Actual*	1,000.00	1,031.60	4.20	0.82
Hypothetical*	1,000.00	1,021.07	4.18	0.82

International Growth Fund
Class A
Actual*	1,000.00	1,004.90	10.11	2.00
Hypothetical*	1,000.00	1,015.12	10.16	2.00
Class B
Actual*	1,000.00	1,002.50	12.62	2.50
Hypothetical*	1,000.00	1,012.60	12.68	2.50

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   131

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
October 31, 2006

	Beginning Account Value, May 1, 2006	Ending Account Value, October 31, 2006	Expenses Paid During May 1, 2006 to October 31, 2006	Annualized Expense Ratio
International Opportunities Fund
Class A
Actual*	$1,000.00	$1,041.70	$7.31	1.42%
Hypothetical*	1,000.00	1,018.05	7.22	1.42
Class B
Actual*	1,000.00	1,039.20	9.87	1.92
Hypothetical*	1,000.00	1,015.53	9.75	1.92
Select Class
Actual*	1,000.00	1,043.40	6.03	1.17
Hypothetical*	1,000.00	1,019.31	5.96	1.17
Institutional Class
Actual*	1,000.00	1,044.50	4.74	0.92
Hypothetical*	1,000.00	1,020.57	4.69	0.92

International Value Fund
Class A
Actual*	1,000.00	1,059.80	7.11	1.37
Hypothetical*	1,000.00	1,018.30	6.97	1.37
Class B
Actual*	1,000.00	1,057.50	9.70	1.87
Hypothetical*	1,000.00	1,015.78	9.50	1.87
Class C
Actual***	1,000.00	1,087.00	6.15	1.92
Hypothetical*	1,000.00	1,015.53	9.75	1.92
Select Class
Actual*	1,000.00	1,061.40	5.82	1.12
Hypothetical*	1,000.00	1,019.56	5.70	1.12
Institutional Class
Actual*	1,000.00	1,062.50	4.89	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94

Intrepid European Fund
Class A
Actual*	1,000.00	1,063.80	7.39	1.42
Hypothetical*	1,000.00	1,018.05	7.22	1.42
Class B
Actual*	1,000.00	1,060.60	9.97	1.92
Hypothetical*	1,000.00	1,015.53	9.75	1.92
Class C
Actual*	1,000.00	1,060.80	9.97	1.92
Hypothetical*	1,000.00	1,015.53	9.75	1.92
Select Class
Actual*	1,000.00	1,064.90	6.09	1.17
Hypothetical*	1,000.00	1,019.31	5.96	1.17
Institutional Class
Actual*	1,000.00	1,065.60	5.21	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

132   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

	Beginning Account Value, May 1, 2006	Ending Account Value, October 31, 2006	Expenses Paid During May 1, 2006 to October 31, 2006	Annualized Expense Ratio

Intrepid International Fund
Class A
Actual*	$1,000.00	$1,028.80	$7.67	1.50%
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class C
Actual*	1,000.00	1,026.00	10.21	2.00
Hypothetical*	1,000.00	1,015.12	10.16	2.00
Select Class
Actual*	1,000.00	1,030.30	6.40	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Institutional Class
Actual*	1,000.00	1,031.70	5.12	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

Japan Fund
Class A
Actual*	1,000.00	895.60	8.12	1.70
Hypothetical*	1,000.00	1,016.64	8.64	1.70
Class B
Actual*	1,000.00	893.50	10.60	2.20
Hypothetical*	1,000.00	1,014.01	11.27	2.20
Class C
Actual*	1,000.00	893.30	10.59	2.20
Hypothetical*	1,000.00	1,014.01	11.27	2.20
Select Class
Actual*	1,000.00	895.60	7.02	1.47
Hypothetical*	1,000.00	1,017.80	7.48	1.47

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 169/365 (to reflect the actual period).

***	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 112/365 (to reflect the actual period).

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   133

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of each of the investment advisory agreements for the Funds and the sub-advisory agreement for the Asia Equity Fund whose annual report is contained herein (each an “Advisory Agreement”; collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the “1940 Act”) of any party to the Advisory Agreements or any of their affiliates, approved the continuance of the Advisory Agreements on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the Funds’ performance in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreements was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Fund from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s

134   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFMM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Senior Officer/Funds Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Equity Index Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Asia Equity Fund, Emerging Markets Equity Fund, International Growth Fund, International Opportunities Fund, International Value Fund, Intrepid European Fund, Intrepid International Fund (Formerly known as Tax Aware International Opportunities Fund) and the Japan Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for each Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   135

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the Asia Equity Fund’s performance in the fourth and fifth quintiles for the one and three year periods, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees noted that the Advisor had made changes to the Fund’s portfolio management team during the past twelve months. The Trustees were satisfied with the Advisor’s analysis of the Fund’s performance and the actions taken by the Advisor. The Trustees requested the Fund’s Advisor to similarly review the Fund with members of the Equity subcommittee at each of their regular meetings over the course of the year.

The Trustees noted the Emerging Markets Equity Fund’s performance in the fourth and second quintiles for the one and three year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees also noted that the Advisor had changed the Fund’s portfolio management team within the past twelve months. The Trustees discussed the performance of the Fund with the Advisor and were satisfied with the action being taken.

The Trustees noted the International Equity Fund’s performance in the fourth, third and first quintiles for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees also noted that the Advisor had made changes to the Fund’s investment resources and processes and that the Fund had experienced improved year-to-date performance since the changes had been made. The Trustees discussed the performance of the Fund with the Advisor and were satisfied with the action being taken.

The Trustees noted the International Equity Index Fund’s performance in the second, first and second quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

The Trustees noted the International Growth Fund’s performance in the fourth, third and second quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable in consideration of the Fund’s low asset level with only the Fund’s advisor as a shareholder.

The Trustees noted the International Opportunities Fund’s performance in the third and second quintiles for the one and three year periods, respectively, and concluded that the performance was reasonable.

The Trustees noted the International Value Fund’s performance in the first quintile for the one and three year periods, respectively, and concluded that the performance was reasonable.

The Trustees noted the Intrepid European Fund’s performance in the first, second and first quintiles for the one, three and five year periods, respectively, and concluded that performance was reasonable.

The Trustees noted the Intrepid International Fund’s performance in the third and second quintiles for the one and three periods, respectively, and concluded that the performance was reasonable.

The Trustees noted the Japan Fund’s performance in the second, first and first quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Asia Equity Fund’s fee was reasonable recognizing that the net advisory fee and the total actual expenses were in the third quintile of its Universe Group.

The Trustees noted that the Emerging Markets Equity Fund’s fee was reasonable recognizing that the net advisory fee was in the second quintile and the total actual expenses were in the third quintile of its Universe Group.

The Trustees noted that the International Equity Fund’s fee was reasonable recognizing that the net advisory fee was in the fourth quintile and total actual expenses were in the second quintile of its Universe Group.

The Trustees noted that the International Equity Index Fund’s fee was considered reasonable recognizing that the net

136   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2006

advisory fee and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the International Growth Fund’s fee was reasonable recognizing that the net advisory fee was in the first quintile although total expenses were in the fifth quintile because of the Fund’s low asset level with only the Fund’s advisor as a shareholder.

The Trustees noted that the International Opportunities Fund’s fee was considered reasonable recognizing that net advisory fee was in the second quintile and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the International Value Fund’s fee was considered reasonable recognizing that the net advisory fee was in the first quintile and the total actual expenses were in the second quintile of its Universe Group.

The Trustees noted that the Intrepid European Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the second quintile of its Universe Group.

The Trustees noted that the Intrepid International Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the third quintile of its Universe Group.

The Trustees noted that the Japan Fund’s net advisory fee was in the fifth quintile and the total actual expenses were in the third quintile of its Universe Group. The Trustees discussed the expenses of the Fund with the Advisor and concluded that the expenses were reasonable.

OCTOBER 31, 2006        JPMORGAN INTERNATIONAL EQUITY FUNDS   137

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be received under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the maximum amount of ordinary income distributions to be treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Asia Equity Fund	$2,580
Emerging Markets Equity Fund	718
International Equity Fund	57,347
International Opportunities Fund	2,615
International Value Fund	1,394
Intrepid European Fund	21,781
Intrepid International Fund	1,625
Japan Fund	3,326

For the fiscal year ended October 31, 2006, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross foreign source income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Asia Equity Fund	$5,352	$587
Emerging Markets Equity Fund	6,900	341
International Equity Fund	101,167	7,838
International Equity Index Fund	8,576	669
International Opportunities Fund	3,188	345
International Value Fund	7,179	498
Intrepid European Fund	9,456	773
Intrepid International Fund	14,431	935
Japan Fund	9,551	699

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in October 2006. These shareholders will receive more detailed information along with 2006 Form 1099-DIV.

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended October 31, 2006 (amounts in thousands):

15% Long-Term Capital Gain Distribution
Asia Equity Fund	$1,802
International Equity Fund	46,844
Intrepid European Fund	3,865
Japan Fund	1,155

Fund with Short Term Capital Gains Designation

For the fiscal year ended October 31, 2006 the Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified short-term capital gains (amounts in thousands):

Qualified Short-term Capital Gains
Intrepid European Fund	$115

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund be fore investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully be fore investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http: //www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. October 2006.	AN-INTEQ-1006

ANNUAL REPORT OCTOBER 31, 2006

JPMorgan Funds

Tax Aware

Funds

JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware Large Cap Growth Fund
JPMorgan Tax Aware Real Return Fund
JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Tax Aware U.S. Equity Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Tax Aware Disciplined Equity Fund	2
JPMorgan Tax Aware Enhanced Income Fund	4
JPMorgan Tax Aware Large Cap Growth Fund	6
JPMorgan Tax Aware Real Return Fund	8
JPMorgan Tax Aware Short-Intermediate Income Fund	10
JPMorgan Tax Aware U.S. Equity Fund	12
Schedules of Portfolio Investments	14
Financial Statements	34
Financial Highlights	48
Notes to Financial Statements	60
Report of Independent Registered Public Accounting Firm	69
Trustees	70
Officers	72
Schedule of Shareholder Expenses	74
Board Approval of Investment Advisory Agreements	76
Tax Letter	79

HIGHLIGHTS

•	FOMC employed consistent schedule of rate hikes until August 2006

•	Treasury prices and yields varied as investors tried to anticipate the Fed’s next move

•	Labor market showed great improvement, with reduced jobless claims and unemployment rates

•	Housing data fluctuated during the period before stabilizing in October

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
NOVEMBER 15, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Tax Aware Funds. Inside, you’ll find information detailing the performance of the Funds for the period ended October 31, 2006, along with reports from the portfolio managers.

“Market sentiment appears to have become more optimistic, in light of recent data on both inflation and economic growth.”

The U.S. economy grew at a 1.8% annual pace in the fourth quarter of 2005, a slowdown from 4.2% in the previous quarter. The decline was due in large part to a decrease in auto sales and effects of Hurricane Katrina. However, the economy demonstrated resilience at the start of 2006, with the labor market showing great improvement as jobless claims edged below 300,000 and the unemployment rate dropped to 4.7% in January. Consumer confidence was volatile throughout the period, affected by rising interest rates and high energy prices. The Conference Board Consumer Confidence Index hit 103.8 in December 2005, and continued to rise through April when it reached 109.6, despite oil prices topping $75 a barrel. In August, the Index fell below 100 for the first time since November 2005, before moving higher in October, ending the month at 105.4.

Housing data fluctuated, while new home sales rose to a record 1.28 million for all of 2005, sales of existing homes fell in December to their lowest point in nearly two years. By March, home starts fell while sales of new homes increased. By July, data reflected a continued slowdown in the housing sector with new and existing home sales declining, with the latter falling for the third consecutive month. Autumn brought a tentative sign of stabilization in the market, as falling home prices prompted an increase of 5.3% in new home sales in October.

Equity Markets Steady

As 2005 ended positively for equity markets, the new year started with the Dow Jones Industrial Average (DJIA) rising above 11,000 for the first time since 2001. Robust consumer spending, employment and manufacturing reports supported positive market returns early in the year. In the spring, U.S. equities were boosted by strong corporate earnings data, but the second quarter ended mixed with investors reacting to weak regional manufacturing reports, and Federal Reserve (Fed) statements hinting that the two-year string of rate increases could end. Late in the period, the NASDAQ Composite and the S&P 500 Indexes rose along with the DJIA, which presented its best third quarter in over a decade, in part due to lower oil prices and reports showing stronger consumer sentiment and expanded business activity.

Federal Reserve Halts String of Rate Increases

While interest rate hikes by the Federal Open Market Committee (FOMC) were on a consistent 25-basis point (bps) schedule, the year did include the transition from long-time Fed Chairman Alan Greenspan to new Chairman Ben S. Bernanke. While rates had been steadily increased since June 2004, the market consensus by the spring was that the FOMC was near the end of its tightening cycle. However, comments by Bernanke in March sparked a reassessment. On March 28, the first FOMC meeting chaired by Bernanke, the fed funds rate was increased by 25 bps, the 15th consecutive rate increase since June 2004. Yet, toward the end of the period, the Fed did not increase rates at the meeting on August 8, then again at the September 20 meeting, noting that economic growth was likely to strengthen next year as the housing correction eases and that “economic expansion would probably track close to the rate of growth of the economy’s potential next year and in 2008.”

Treasuries Fluctuate

Treasury yields varied as investors tried to anticipate the Fed’s next move. By the end of 2005, two-year Treasuries were trading at 4.40% before moving slightly upward in early 2006. The 30-year Treasury declined slightly in late 2005 to 4.54% before increasing to 4.90% by the end of March. A weaker-than-anticipated non-farm payrolls report in June led to a rally in both Treasuries and municipals, but growing fears of inflation and an increase in primary and secondary supply led to a significant pullback. Treasury and municipal prices continued to stabilize in September on favorable economic data. A drop in U.S. consumer confidence in October led to a rally in Treasuries, with the 30-year long bond yielding 4.72%.

Outlook

Market sentiment appears to have become more optimistic, in light of recent data on both inflation and economic growth. However, a continuing tight labor market and evidence of consumer resilience may lead to a resurgence of concern about inflation, which would likely unsettle the equity markets, as it could bring the possibility of further monetary tightening into the picture. We believe that the economy should ultimately enjoy a soft landing but expect some more anxious moments along the way.

On behalf of all of us at JPMorgan Asset Management, thank you for the continued confidence and trust you have placed in us. We look forward to serving your investment needs for many years to come.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   1

JPMorgan Tax Aware Disciplined Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2006 (Unaudited)

FUND FACTS
Fund Inception	January 30, 1997
Fiscal Year-End	October 31
Net Assets as of 10/31/06 (In Thousands)	$621,508
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Disciplined Equity Fund, which seeks to provide high after tax total return from a portfolio of selected equity securities, returned 16.54% (Institutional Class Shares) over the 12 months ended October 31, 2006, compared to the 16.34% return for the S&P 500 Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due to stock selection in the insurance, capital markets and software sectors. United States Steel Corp. contributed positively to performance, as the company’s earnings proved surprisingly resilient by regularly beating analyst estimates. The stock also enjoyed a sharp rally in October following takeover speculation due to industry-wide consolidation. CSX Corp. also added to returns, as customers turned to railroad operators on the back of higher energy prices.

On the negative side, stock selection in the semiconductor, systems and network hardware, and retail sectors hurt returns. Holding an underweight in Schlumberger Ltd detracted from performance, as the company experienced strong demand and earnings due to record crude oil price levels, which increased demand for oil services and drilling equipment. Gannett Co. Inc. also negatively impacted returns due to the market’s overly pessimistic stance toward growth prospects for traditional media, especially newspaper advertising. High newsprint costs, in the short term, further hurt the company’s bottom line.

Q:	HOW WAS THE FUND MANAGED?

A:	We believe that an economic slowdown will be necessary to conclusively arrest the inflation threat. The Fund is managed in a diversified, risk-aware approach with an emphasis on companies that are undervalued relative to fair value. The Fund has a lower price/earnings (PE) ratio than the index, with a higher long-term growth rate. We currently have a positive exposure to size that corresponds to an overweight in high-quality stocks, which is due to our bottom-up fundamental approach. We continue to search for companies with strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	General Electric Co.	3.4%
2.	Bank of America Corp.	2.9
3.	Citigroup, Inc.	2.8
4.	Exxon Mobil Corp.	2.8
5.	Microsoft Corp.	2.5
6.	Procter & Gamble Co.	2.3
7.	Altria Group, Inc.	2.0
8.	Cisco Systems, Inc.	1.7
9.	Morgan Stanley	1.6
10.	International Business Machines Corp.	1.5

PORTFOLIO COMPOSITION**

Financials	22.0%
Information Technology	14.7
Health Care	12.8
Consumer Discretionary	12.1
Industrials	10.7
Energy	9.1
Consumer Staples	7.3
Utilities	3.8
Telecommunication Services	3.4
Materials	3.3
Short-Term Investment	0.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of October 31, 2006. The Fund’s composition is subject to change.

2   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
INSTITUTIONAL CLASS SHARES	1/30/97	16.54%	6.66%	7.64%

LIFE OF FUND PERFORMANCE (1/30/97 TO 10/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 30, 1997.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Disciplined Equity Fund, S&P 500 Index and the Lipper Large-Cap Core Funds Index from January 30, 1997 to October 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P 500 Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   3

JPMorgan Tax Aware Enhanced Income Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2006 (Unaudited)

FUND FACTS
Fund Inception	April 16, 1999
Fiscal Year-End	October 31
Net Assets as of 10/31/06 (In Thousands)	$109,277
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index
Average Credit Quality	A
Duration	0.5 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Enhanced Income Fund, which seeks to provide high after tax current income consistent with principal preservation, returned 3.62% (Institutional Class Shares) over the 12 months ended October 31, 2006, compared to the 4.62% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	For the bulk of the period, short-term interest rates rose in response to five rate hikes of 25 basis points (bps) each by the Federal Reserve. Two-year AAA-rated municipal bonds began the period with a 3.08% yield, peaking on July 7 at 3.79% and ending at 3.50%. To capture the rise in interest rates, we held a large part of the Fund in floating-rate instruments whose yields rose in sync with short-term rates. We were also able to partially mitigate the impact of rising rates with our tactical adjustments to the Fund’s interest rate exposure.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s holdings in floating-rate instruments short-duration positions relative to the benchmark were maintained for the bulk of the period. We held a large portion of the Fund’s assets in floating-rate products that reset higher as short-term interest rates moved higher. To enhance the performance of our cash positions, we tactically moved between weekly and monthly floaters, favoring weeklies when we thought that short-term rates were heading higher, and reversing into monthlies when yields peaked. Detracting from performance were our holdings in fixed-rate securities that deteriorated in value when interest rates rose and similar securities were available for purchase at higher yields. Also limiting performance was our bias toward higher-quality holdings, which underperformed lower-quality issues that benefited from investors’ quest for additional yield.

PORTFOLIO COMPOSITION**

Municipal Bonds — Long-Term	53.2%
Municipal Bonds — Short-Term	26.6
Corporate Bonds	6.2
Collateralized Mortgage Obligations	5.8
Preferred Stock	4.2
Investment Company	3.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of October 31, 2006. The Fund’s composition is subject to change.

4   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/01
Without Sales Charge		3.02%	1.56%	2.51%
With Sales Charge*		0.70	1.10	2.17
SELECT CLASS SHARES	5/06/99	3.38	1.83	2.69
INSTITUTIONAL CLASS SHARES	4/16/99	3.62	2.08	2.93

*	Sales Charge for Class A Shares is 2.25%.

LIFE OF FUND PERFORMANCE (4/16/99 TO 10/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 16, 1999.

Returns for the Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Returns for the Class A Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Enhanced Income Fund and Merrill Lynch 3-Month U.S. Treasury Bill Index from April 16, 1999 to October 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the index reflects an initial investment at the end of the month following the Fund’s inception. The performance of the index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of the 3-Month U.S. Treasury Market.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   5

JPMorgan Tax Aware Large Cap Growth Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2006 (Unaudited)

FUND FACTS
Fund Inception	January 1, 1997
Fiscal Year-End	October 31
Net Assets as of 10/31/06 (In Thousands)	$49,576
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Large Cap Growth Fund, which seeks to provide long term capital growth while minimizing taxable capital gain distributions from a portfolio of large cap equity securities, returned 9.14% (Select Class Shares) over the 12 months ended October 31, 2006, compared to the 10.84% return for the Russell 1000 Growth Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark due to stock selection in the healthcare sector. In particular, Aetna Inc. negatively impacted performance. Despite beating Wall Street earnings estimates, the company’s shares fell after it announced a 150-basis point rise from the previous year in its medical loss ratio. This alarmed investors who believed that increasing costs may erode long-term margins and profitability.

On the positive side, stock selection in the telecommunication service sector helped returns. Google Inc., an Internet advertising and search provider contributed significantly to performance because the company consistently exceeded Street earnings estimates. In addition, the company’s recently announced acquisition of YouTube.com, an online distributor of video content, was well received by investors.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund continued to focus on overweighting companies within each sector of the market that were attractively priced relative to their future earnings prospects. Style characteristics and sector weightings were kept in line with the Russell 1000 Growth Index to minimize volatility relative to index and ensure that stock selection was the main driver of returns.

TOP TEN LONG POSITIONS OF THE PORTFOLIO**

1.	Google, Inc.	4.5%
2.	Hewlett-Packard Co.	3.2
3.	Altria Group, Inc.	3.0
4.	Boeing Co.	2.8
5.	Apple Computer, Inc.	2.6
6.	Microsoft, Corp.	2.5
7.	Chicago Mercantile Exchange Holdings, Inc.	2.4
8.	Lockheed Martin Corp.	2.3
9.	America Movil S.A. de C.V.	2.3
10.	Cognizant Technology Solutions Corp.	2.3

PORTFOLIO COMPOSITION**

Information Technology	26.1%
Industrials	18.6
Health Care	16.4
Consumer Staples	9.1
Financials	8.3
Consumer Discretionary	7.8
Energy	4.6
Materials	4.4
Telecommunication Services	4.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of October 31, 2006. The Fund’s composition is subject to change.

6   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/01/97	9.14%	1.46%	5.39%

TEN YEAR FUND PERFORMANCE (10/31/96 TO 10/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 1, 1997.

The performance data for the Select Class Shares includes performance of a common trust fund for periods prior to the commencement of operations of the Fund on January 1, 1997. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Large Cap Growth Fund, Russell 1000® Growth Index, and Lipper Large-Cap Growth Funds Index from October 31, 1996 to October 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000® Growth Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   7

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2006 (Unaudited)

FUND FACTS
Fund Inception	August 31, 2005
Fiscal Year-End	October 31
Net Assets as of 10/31/06 (In Thousands)	$437,636
Primary Benchmark	Lehman Brothers 1–10 Year U.S. Treasury Inflation- Protected Securities (TIPS) Index
Average Credit Quality	AA+
Duration	3.0 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Real Return Fund, which seeks to maximize after-tax inflation protected return, returned 3.94% (Institutional Class Shares) over the 12 months ended October 31, 2006, compared to the 2.92% return for the Lehman Brothers 1–10 Year U.S. TIPS Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due to curve positioning, with an underweight in the 2–5 year range and overweight in the 10-year and longer range. Its barbell structure was designed to take advantage of rising short-term rates by remaining in floating-rate instruments as the Federal Reserve raised rates. The longer end of the curve offered the best tax-adjusted yield versus TIPS and benefited from the municipal market’s extreme flattening. On the negative side, the Fund’s allocation in high-grade securities hurt performance because lower-quality paper outperformed when credit spreads tightened.

Q:	HOW WAS THE FUND MANAGED?

A:	An important component of the Fund’s structure is inflation protection. Inflation was very volatile during the period due primarily to energy prices, as oil prices rose from $60 to a high of $81 a barrel. The Fund’s inflation protection was enhanced by this inflation volatility, which spilled over to performance. However, oil prices fell later in the period, and the degree of protection relative to the overall Fund was decreased to lessen the impact on inflation protection, which was concentrated in the 5–15 year portion of the inflation curve.

PORTFOLIO COMPOSITION**

Municipal Bonds	96.2%
Short Term Investment	7.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of October 31, 2006. The Fund’s composition is subject to change.

8   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	8/31/05
Without Sales Charge		3.45%	2.87%
With Sales Charge*		(0.45)	(0.45)
CLASS C SHARES	8/31/05
Without CDSC		2.95	2.38
With CDSC**		1.95	2.38
SELECT CLASS SHARES	8/31/05	3.72	3.13
INSTITUTIONAL CLASS SHARES	8/31/05	3.94	3.33

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/05 TO 10/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2005.

This graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Real Return Fund and Lehman Brothers 1-10 year U.S. Treasury Inflation-Protected Securities (TIPS) Index from August 31, 2005 to October 31, 2006. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. The performance of the Lehman Brothers 1–10 Year U.S. Treasury Inflation-Protected Securities (TIPS) Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lipper Intermediate Municipal Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. The Lehman Brothers 1–10 Year U.S. Treasury Inflation-Protected Securities (TIPS) Index tracks the performance of 1–10 year inflation-protected securities issued by the U.S. Treasury. Investors cannot invest directly in an index.

The Institutional Class Shares have a minimum investment of $3,000,000 and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   9

JPMorgan Tax Aware Short-Intermediate Income Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2006 (Unaudited)

FUND FACTS
Fund Inception	December 20, 2002
Fiscal Year-End	October 31
Net Assets as of 10/31/06 (In Thousands)	$322,729
Primary Benchmark	Lehman Brothers 1–5 Year Municipal Blend Index
Average Credit Quality	AA
Duration	3.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Short-Intermediate Income Fund, which seeks to maximize after-tax income from a portfolio of tax-exempt and taxable securities, returned 3.86% (Institutional Class Shares) over the 12 months ended October 31, 2006, compared to the 3.45% return for the Lehman Brothers 1–5 Year Municipal Blend Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	For the bulk of the period, short-term interest rates rose in response to five rate hikes of 25 basis points (bps) each by the Federal Reserve (Fed). Five-year AAA-rated municipals began the period with a 3.43% yield, peaking on July 6 at 3.94% and ending at 3.56%. This caused the municipal yield curve (1–5 years) to flatten from 48 bps to 7 bps, as the yields on one- and five-year municipals rose 54 bps and 13 bps. To capture the rise in interest rates, we held a large part of the Fund in floating-rate instruments whose yields rose in sync with short-term rates. We were also able to partially mitigate the impact of rising rates with our tactical adjustments to the Fund’s interest rate exposure.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s yield curve positioning and tactical duration management drove performance relative to the benchmark. The Fund was primarily positioned to take advantage of a flattening yield curve by holding floating-rate obligations and concentrating fixed-rate purchases in the five-year and longer part of the curve. These sectors outperformed 1–4 year securities when their yields rose and five-year and longer securities either rose less or actually declined. In addition, the Fund’s floating-rate positions, which shielded it from capital losses, helped add yield when they reset higher in response to rising short rates.

We maintained a short-duration position (relative to the benchmark) on the belief that the Fed was going to raise rates more than the market was anticipating. This helped insulate us from some of the rise in short-term rates. Detracting from performance was the Fund’s high-quality bias, as investors’ quest for yield caused lower-rated securities to outperform, including our limited fixed-rate holdings in the 1–5 year range.

PORTFOLIO COMPOSITION**

Municipal Bonds	84.1%
Corporate Bonds	10.6
Collateralized Mortgage Obligations	2.4
Preferred Stock	1.1
Other (Less than 1.0%)	0.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of October 31, 2006. The Fund’s composition is subject to change.

10   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
SELECT CLASS SHARES	12/20/02	3.61%	2.09%
INSTITUTIONAL CLASS SHARES	12/20/02	3.86	2.26

LIFE OF FUND PERFORMANCE (12/20/02 TO 10/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 20, 2002.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Short-Intermediate Income Fund, Lehman Brothers 1–5 Year Municipal Blend Index, and Lipper Short-Intermediate Municipal Debt Funds Index from December 20, 2002 to October 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Lehman Brothers 1–5 Year Municipal Blend Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short-Intermediate Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The unmanaged Lehman Brothers 1–5 Year Municipal Blend Index represents the performance of municipal bonds with maturities from 1 to 5 years. The Lipper Short-Intermediate Municipal Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   11

JPMorgan Tax Aware U.S. Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2006 (Unaudited)

FUND FACTS
Fund Inception	December 18, 1996
Fiscal Year-End	October 31
Net Assets as of 10/31/06 (In Thousands)	$374,524
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware U.S. Equity Fund, which seeks to provide high after tax total return from a portfolio of selected equity securities, returned 16.56% (Select Class Shares) over the 12 months ended October 31, 2006, compared to the 16.34% return for the S&P 500 Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due to stock selection in the retail, software and auto/transportation sectors. In particular, Hewlett-Packard Co. contributed positively to performance, as the company consistently surpassed Wall Street expectations. Investors were impressed with the company’s stronger enterprise, personal computer and service margins as well as reduced operating expenses, despite an investigation into boardroom leaks. Comcast Corp. also supported returns, with results that repeatedly exceeded consensus expectations. Continued success of the company’s popular “triple-play” bundle, which combines broadband, digital telephone and cable television capabilities in one convenient package, allowed it to ramp up its customer base, further bolstering revenue growth.

On the negative side, stock selection in the telecommunications, semiconductors and network technology sectors hurt returns. Detractors included an overweight position in ConocoPhillips. Although the company reported solid earnings and profit margins, its significant exposure to natural gas, which was considerably volatile, negatively impacted results. In addition, the company’s volume levels were adversely affected by production decreases in select geography. Sprint-Nextel also dragged on performance, as the stock suffered from repeated earnings misses and disappointing consumer demand for wireless products. A number of mid-year analyst downgrades and the spin-off of successful local phone division Embarq further deflated expectations.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund seeks to exploit mispriced stocks, which are cheap relative to fair value, and to avoid owning expensive stocks. We continue to focus on high-quality names to take advantage of a potential broad-based shift toward higher quality due to mispricings in equity markets. Although downside risks remain, we believe that an economic slowdown will be necessary to conclusively arrest the inflation threat. We currently have a positive exposure to size, due entirely to our bottom-up fundamental approach, and continue to search for companies with strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Citigroup, Inc.	3.5%
2.	Bank of America Corp.	3.2
3.	Microsoft Corp.	2.8
5.	Altria Group, Inc.	2.7
6.	Exxon Mobil Corp.	2.6
6.	Pfizer, Inc.	2.6
7.	General Electric Co.	2.6
8.	Comcast Corp.	2.3
9.	Wal-Mart Stores, Inc.	2.3
10.	McDonald’s Corp.	2.2

PORTFOLIO COMPOSITION**

Financials	21.6%
Information Technology	16.8
Consumer Discretionary	12.4
Health Care	12.3
Industrials	11.3
Consumer Staples	9.7
Energy	8.7
Utilities	2.4
Telecommunication Services	2.0
Materials	1.9
Short-Term Investment	1.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of October 31, 2006. The Fund’s composition is subject to change.

12   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/16/01
Without Sales Charge		16.29%	5.01%	7.48%
With Sales Charge*		10.20	3.88	6.90
CLASS B SHARES	4/16/01
Without CDSC		15.68	4.48	7.13
With CDSC**		10.68	4.14	7.13
CLASS C SHARES	4/16/01
Without CDSC		15.67	4.49	7.12
With CDSC***		14.67	4.49	7.12
SELECT CLASS SHARES	12/18/96	16.56	5.27	7.60
INSTITUTIONAL CLASS SHARES	9/15/00	16.75	5.45	7.66

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/18/96 TO 10/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 18, 1996.

Returns for the Institutional Class Shares prior to their inception date are based on the performance of Select Class Shares.

Returns for the Class A, Class B and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 18, 1996 to October 31, 2006. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   13

JPMorgan Tax Aware Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2%
	Common Stocks — 99.2%
	Aerospace & Defense — 2.4%
8	General Dynamics Corp.	557
7	Goodrich Corp.	309
39	Honeywell International, Inc.	1,638
14	Lockheed Martin Corp.	1,183
87	Northrop Grumman Corp.	5,802
55	Raytheon Co.	2,727
43	United Technologies Corp.	2,807
		15,023
	Auto Components — 0.9%
72	Johnson Controls, Inc.	5,866
	Beverages — 2.1%
147	Coca-Cola Co. (The)	6,870
109	Coca-Cola Enterprises, Inc.	2,191
61	PepsiCo, Inc.	3,869
		12,930
	Biotechnology — 1.8%
115	Amgen, Inc. (a)	8,709
19	Biogen Idec, Inc. (a)	881
20	Gilead Sciences, Inc. (a)	1,350
		10,940
	Capital Markets — 4.0%
25	E*Trade Financial Corp. (a)	573
13	Franklin Resources, Inc.	1,516
31	Goldman Sachs Group, Inc.	5,918
37	Merrill Lynch & Co., Inc.	3,228
128	Morgan Stanley	9,821
56	State Street Corp.	3,595
		24,651
	Chemicals — 2.1%
29	Air Products & Chemicals, Inc.	2,030
120	Dow Chemical Co. (The)	4,892
22	PPG Industries, Inc.	1,498
38	Praxair, Inc.	2,264
43	Rohm & Haas Co.	2,250
		12,934
	Commercial Banks — 4.0%
15	Comerica, Inc.	873
5	Compass Bancshares, Inc.	304
12	Regions Financial Corp.	440
83	TCF Financial Corp.	2,159
266	U.S. Bancorp	8,992
55	Wachovia Corp.	3,027
252	Wells Fargo & Co.	9,158
		24,953
	Communications Equipment — 4.5%
449	Cisco Systems, Inc. (a)	10,837
204	Corning, Inc. (a)	4,160
22	Juniper Networks, Inc. (a)	371
226	Motorola, Inc.	5,208
206	QUALCOMM, Inc.	7,491
		28,067
	Computers & Peripherals — 3.2%
27	Apple Computer, Inc. (a)	2,170
66	EMC Corp. (a)	804
131	Hewlett-Packard Co.	5,069
103	International Business Machines Corp.	9,538
19	NCR Corp. (a)	798
6	Network Appliance, Inc. (a)	235
193	Sun Microsystems, Inc. (a)	1,048
		19,662
	Consumer Finance — 0.6%
61	American Express Co.	3,523
	Containers & Packaging — 0.1%
11	Temple-Inland, Inc.	449
	Diversified Financial Services — 6.2%
336	Bank of America Corp.	18,127
64	CIT Group, Inc.	3,306
343	Citigroup, Inc.	17,216
		38,649
	Diversified Telecommunication Services — 3.1%
209	AT&T, Inc.	7,160
88	BellSouth Corp.	3,953
225	Verizon Communications, Inc.	8,312
		19,425
	Electric Utilities — 2.3%
66	American Electric Power Co., Inc.	2,732
65	Edison International	2,887
9	Entergy Corp.	769
20	FirstEnergy Corp.	1,164
31	FPL Group, Inc.	1,605
47	Northeast Utilities	1,172
46	Pinnacle West Capital Corp.	2,212
44	PPL Corp.	1,523
		14,064
	Electrical Equipment — 0.1%
9	Rockwell Automation, Inc.	527

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Common Stocks — Continued
	Energy Equipment & Services — 2.2%
17	Baker Hughes, Inc.	1,150
20	BJ Services Co.	602
13	Cameron International Corp. (a)	652
3	GlobalSantaFe Corp.	134
96	Halliburton Co.	3,118
16	Rowan Cos., Inc.	528
92	Schlumberger Ltd. (Neth. Antilles)	5,777
37	Weatherford International Ltd. (a)	1,508
		13,469
	Food & Staples Retailing — 0.4%
27	Safeway, Inc.	781
36	SYSCO Corp.	1,249
13	Wal-Mart Stores, Inc.	621
		2,651
	Food Products — 0.4%
68	Kraft Foods, Inc.	2,355
	Health Care Equipment & Supplies — 1.5%
102	Baxter International, Inc.	4,711
21	Becton Dickinson & Co.	1,446
51	Boston Scientific Corp. (a)	805
32	Medtronic, Inc.	1,541
11	Zimmer Holdings, Inc. (a)	763
		9,266
	Health Care Providers & Services — 3.1%
37	Aetna, Inc.	1,531
26	Cigna Corp.	3,025
8	HCA, Inc.	389
4	McKesson Corp.	215
125	UnitedHealth Group, Inc.	6,114
108	WellPoint, Inc. (a)	8,217
		19,491
	Hotels, Restaurants & Leisure — 1.2%
46	Carnival Corp.	2,222
36	Hilton Hotels Corp.	1,053
63	McDonald’s Corp.	2,628
9	Starwood Hotels & Resorts Worldwide, Inc.	508
14	Yum! Brands, Inc.	804
		7,215
	Household Durables — 0.6%
23	Centex Corp.	1,202
4	D.R. Horton, Inc.	93
32	Lennar Corp., Class A	1,520
9	Pulte Homes, Inc.	275
18	Toll Brothers, Inc. (a)	532
		3,622
	Household Products — 2.5%
23	Kimberly-Clark Corp.	1,518
223	Procter & Gamble Co.	14,143
		15,661
	Independent Power Producers & Energy Traders — 0.3%
31	AES Corp. (The) (a)	690
21	TXU Corp.	1,344
		2,034
	Industrial Conglomerates — 4.2%
597	General Electric Co.	20,953
188	Tyco International Ltd. (Bermuda)	5,521
		26,474
	Insurance — 4.7%
61	Allstate Corp. (The)	3,730
42	AMBAC Financial Group, Inc.	3,509
37	American International Group, Inc.	2,494
33	Assurant, Inc.	1,718
32	Genworth Financial, Inc., Class A	1,084
50	Hartford Financial Services Group, Inc.	4,365
59	Lincoln National Corp.	3,767
51	MBIA, Inc.	3,183
52	MetLife, Inc.	2,958
10	Progressive Corp. (The)	252
11	Protective Life Corp.	492
30	St. Paul Travelers Cos., Inc. (The)	1,557
		29,109
	Internet Software & Services — 1.4%
114	eBay, Inc. (a)	3,665
9	Google, Inc., Class A (a)	4,458
28	Yahoo!, Inc. (a)	725
		8,848
	Machinery — 1.9%
10	Caterpillar, Inc.	607
22	Deere & Co.	1,884
30	Eaton Corp.	2,207
65	Illinois Tool Works, Inc.	3,132
87	Ingersoll-Rand Co., Ltd., Class A (Bermuda)	3,203
8	PACCAR, Inc.	453
7	SPX Corp.	381
		11,867

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   15

JPMorgan Tax Aware Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Common Stocks — Continued
	Media — 3.9%
133	CBS Corp., Class B	3,855
20	Clear Channel Communications, Inc.	687
87	Comcast Corp., Class A (a)	3,504
18	EchoStar Communications Corp., Class A (a)	635
39	Gannett Co., Inc.	2,294
186	News Corp., Class A	3,880
174	Time Warner, Inc.	3,479
92	Viacom, Inc., Class B (a)	3,583
72	Walt Disney Co.	2,265
		24,182
	Metals & Mining — 0.9%
99	Alcoa, Inc.	2,864
39	United States Steel Corp.	2,659
		5,523
	Multi-Utilities — 1.2%
47	CMS Energy Corp. (a)	696
17	Dominion Resources, Inc.	1,414
104	Duke Energy Corp.	3,284
4	PG&E Corp.	180
76	Xcel Energy, Inc.	1,670
		7,244
	Multiline Retail — 2.3%
34	Federated Department Stores, Inc.	1,484
65	J.C. Penney Co., Inc.	4,900
50	Kohl’s Corp. (a)	3,563
78	Target Corp.	4,599
		14,546
	Oil, Gas & Consumable Fuels — 6.9%
5	Anadarko Petroleum Corp.	227
24	Apache Corp.	1,577
141	Chevron Corp.	9,470
142	ConocoPhillips	8,544
39	Devon Energy Corp.	2,609
10	EOG Resources, Inc.	693
241	Exxon Mobil Corp.	17,196
22	Marathon Oil Corp.	1,926
12	Valero Energy Corp.	613
7	XTO Energy, Inc.	332
		43,187
	Paper & Forest Products — 0.2%
18	Weyerhaeuser Co.	1,164
	Pharmaceuticals — 6.4%
123	Abbott Laboratories	5,861
90	Eli Lilly & Co.	5,049
55	Johnson & Johnson	3,699
109	Merck & Co., Inc.	4,942
264	Pfizer, Inc.	7,029
216	Schering-Plough Corp.	4,781
28	Sepracor, Inc. (a)	1,427
139	Wyeth	7,098
		39,886
	Real Estate Investment Trusts (REITs) — 1.0%
7	Apartment Investment & Management Co.	378
30	Crescent Real Estate Equities Co.	655
22	Hospitality Properties Trust	1,065
71	Host Hotels & Resorts, Inc.	1,639
20	Mack-Cali Realty Corp.	1,071
19	ProLogis	1,226
		6,034
	Road & Rail — 2.1%
24	Burlington Northern Santa Fe Corp.	1,892
111	CSX Corp.	3,953
135	Norfolk Southern Corp.	7,121
		12,966
	Semiconductors & Semiconductor Equipment — 2.0%
8	Advanced Micro Devices, Inc. (a)	176
80	Altera Corp. (a)	1,466
35	Applied Materials, Inc.	611
47	Broadcom Corp., Class A (a)	1,424
145	Intel Corp.	3,100
10	Intersil Corp., Class A	224
27	KLA-Tencor Corp.	1,319
29	Linear Technology Corp.	900
40	Maxim Integrated Products, Inc.	1,193
83	Xilinx, Inc.	2,127
		12,540
	Software — 3.6%
3	Adobe Systems, Inc. (a)	118
548	Microsoft Corp.	15,723
341	Oracle Corp. (a)	6,299
13	Symantec Corp. (a)	253
		22,393
	Specialty Retail — 2.2%
26	Abercrombie & Fitch Co., Class A	2,000
22	Bed Bath & Beyond, Inc. (a)	875
50	Best Buy Co., Inc.	2,739

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Common Stocks — Continued
	Specialty Retail — Continued
75	Home Depot, Inc.	2,804
120	Lowe’s Cos., Inc.	3,612
66	Staples, Inc.	1,698
		13,728
	Textiles, Apparel & Luxury Goods — 1.0%
79	Coach, Inc. (a)	3,149
31	Nike, Inc., Class B	2,817
		5,966
	Thrifts & Mortgage Finance — 1.5%
142	Countrywide Financial Corp.	5,400
90	Washington Mutual, Inc.	3,823
		9,223
	Tobacco — 1.9%
150	Altria Group, Inc.	12,169
	Wireless Telecommunication Services — 0.3%
107	Sprint Nextel Corp.	2,007
	Total Common Stocks (Cost $514,228)	616,483

NO. OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
	Warrant — 0.0% (g)
	Communications Equipment — 0.0% (g)
11	Lucent Technologies, Inc., expiring 12/10/07 (a) (Cost $0)	2
	Total Long-Term Investments	616,485
SHARES
Short-Term Investment — 0.8%
	Investment Company — 0.8%
4,995	JPMorgan Prime Money Market Fund (b) (Cost $4,995)	4,995
	Total Investments — 100.0% (Cost $519,223)	621,480
	Other Assets in Excess of Liabilities — 0.0% (g)	28
	NET ASSETS — 100.0%	$621,508

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   17

JPMorgan Tax Aware Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 69.4%
	Collateralized Mortgage Obligations — 5.8%
	Agency CMO — 2.4%
2,242	Federal National Mortgage Association Grantor Trust, Series 2002-36, Class FS, FRN, 5.82%, 11/25/06	2,259
383	Government National Mortgage Association, Series 2000-38, Class F, FRN, 5.72%, 11/20/06	384
		2,643
	Non-Agency CMO — 3.4%
3,697	Indymac Index Mortgage Loan Trust, Series 2004-AR7, Class A1, FRN, 5.76%, 11/25/06	3,725
	Total Collateralized Mortgage Obligations (Cost $6,322)	6,368
	Corporate Bonds — 6.2%
	Diversified Financial Services — 6.2%
	Counts Trust,
2,250	Series 2002-10, FRN, 6.19%, 08/15/07 (e) (i)	2,261
2,250	Series 2002-11, FRN, 6.23%, 08/15/07 (e) (i)	2,261
2,300	Sigma Finance Corp. (Cayman Islands), FRN, 5.42%, 09/15/08 (e) (i)	2,300
	Total Corporate Bonds (Cost $6,800)	6,822
	Municipal Bonds — 53.2%
	Arizona — 2.5%
2,650	Chandler IDA, Intel Corp. Project, Rev., FRDO, 4.38%, 12/01/10	2,691
	California — 1.4%
1,500	Contra Costa County, Multi-Family Housing, Pleasant Hill Bart Transit, Series A, Rev., VAR, 3.95%, 04/15/46	1,500
	Colorado — 0.1%
100	Colorado Housing & Finance Authority, Multi-Family, Series B1, Class 1, Rev., FRDO, 5.36%, 11/01/06	100
	Florida — 4.0%
1,000	Highlands County Health Facilities Authority, Adventist Health Hospital, Series I, Rev., FRDO, 5.00%, 11/16/09	1,030
3,290	Miami-Dade County School Board, Series C, COP, MBIA, 5.00%, 08/01/07	3,323
		4,353
	Kentucky — 3.7%
4,100	Kenton County Airport Board, Airis Cincinnati LLC, Series A, Rev., FRDO, 3.68%, 11/02/06	4,100
	Nevada — 2.6%
2,750	County of Clark, Sublien Notes, Series B-1, Rev., AMT, 5.00%, 07/01/08	2,808
	New Jersey — 4.0%
2,350	New Jersey EDA, Economic Improvements, Series 980, Rev., FRDO, LIQ: Morgan Stanley Municipal Funding, 3.96%, 11/02/06	2,350
2,000	New Jersey Transportation Trust Fund Authority, Transportation Systems, Series A, Rev., MBIA, 5.25%, 12/15/08	2,069
		4,419
	New York — 8.9%
9,771	New York City IDA, Series 921, Rev., FRDO, LIQ: Morgan Stanley Municipal Funding, 3.76%, 11/02/06	9,771
1	New York State Environmental Facilities Corp., Clean Water & Drinking, Series 731, Rev., FRDO, LIQ: Morgan Stanley Dean Witter, 3.58%, 11/02/06	—	(h)
		9,771
	North Carolina — 0.5%
515	Fayetteville Public Works Commission, Rev., FSA, 3.38%, 01/15/07	514
	Pennsylvania — 3.3%
2,000	City of Philadelphia, Gas Works, Series B, Rev., FSA, 5.00%, 07/01/08 (p)	2,047
1,500	Pennsylvania State Higher Educational Facilities Authority, University Health System, Series A, Rev., 5.00%, 08/15/07	1,516
		3,563
	South Dakota — 2.3%
2,500	South Dakota Housing Development Authority, Homeownership Mortgage, Series I, Rev., AMT, 4.50%, 12/15/06	2,502
	Tennessee — 0.9%
1,000	Clarksville Natural Gas Acquisition Corp., Rev., 5.00%, 12/15/07	1,015
	Texas — 5.1%
2,000	City of Lewisville, Combination Contract, Special Assessment Castle Hills No. 3 Project, Rev., LOC: First American, 4.13%, 11/01/06 (p)	2,000
1,200	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., XLCA, 5.00%, 11/01/08	1,229
2,350	Texas State Turnpike Authority, Rev., 5.00%, 06/01/08	2,402
		5,631

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Vermont — 1.4%
1,500	Vermont Housing Finance Agency, Series 24B, Rev., AMT, 3.80%, 11/01/07	1,501
	Wisconsin — 12.5
3,075	Wisconsin Health & Educational Facilities Authority, Ministry Healthcare, Inc.,
	Rev., 3.40%, 05/15/07	3,054
5,680	Series B, Rev., 3.50%, 05/15/07	5,644
5,000	Wisconsin Health & Educational Facilities, VAR, 3.72%, 12/31/50 (i)	5,000
		13,698
	Total Municipal Bonds (Cost $58,226)	58,166

SHARES
	Preferred Stock — 4.2%
5	Zurich RegCaPS Funding Trust IV, 5.90%, 04/18/08 (e) (Cost $4,391)	4,557
	Total Long-Term Investments (Cost $75,739)	75,913

PRINCIPAL AMOUNT($)
Short-Term Investments — 29.8%
	Municipal Bonds — 26.6%
	Alabama — 2.6%
2,800	Birmingham Public Educational Building Authority, University of Alabama — Birmingham Project, Series A, Rev., FRDO, LOC: Wachovia Bank N.A., FSA, 3.57%, 11/02/06	2,800
	Alaska — 2.0%
2,235	Alaska Housing Finance Corp., Series A, Rev., FRDO, FSA, 3.56%, 11/02/06	2,235
	District of Columbia — 4.5%
4,900	District of Columbia, Multi-Modal, Series A-2, GO, ACES, FRDO, MBIA, 3.65%, 04/05/07	4,900
	Florida — 1.0%
1,080	Polk County School Board, Master Lease Program, Series A, COP, FRDO, FSA, 3.55%, 11/02/06	1,080
	Iowa — 1.3%
1,475	Iowa Finance Authority, Drake University, Rev., VAR, ACES, CIFG, 3.60%, 11/15/06	1,475
	Kansas — 2.3%
2,500	City of Burlington, Pollution Control, Series K-1, Rev., FRDO, MBIA, LIQ: Lehman Brothers Liquidity Co., 3.61%, 11/01/06	2,500
	Maine — 1.4%
1,500	Maine Educational Authority, Supplementary Educational Program Series A-1, Rev., FRDO, AMBAC, 3.83%, 05/16/07	1,500
	New York — 4.3%
2,000	Metropolitan Transportation Authority, Series 1480, Rev., FRDO, LIQ: Morgan Stanley Municipal Funding, 3.69%, 11/02/06	2,000
2,700	New York State Housing Finance Agency, West 38th Street, Series A, Rev., VAR, LIQ: FNMA, 3.60%, 11/01/06	2,700
		4,700
	North Carolina — 2.1%
2,245	New Hanover County, New Hanover Regional Hospital, Series B1, Rev., FRDO, FSA, 3.56%, 11/01/06	2,245
	Tennessee — 5.1%
3,000	Knox County Health Educational & Housing Facilities Board, Catholic Healthcare, Series F, Rev., ACES, FRDO, FGIC, 3.55%, 11/27/06	3,000
2,600	Sevier County Public Building Authority, Local Government Public Improvement, Series F-III, Rev., FRDO, AMBAC, LIQ: Landesbank Hessen Theringen, 3.58%, 11/02/06	2,600
		5,600
	Total Municipal Bonds (Cost $29,035)	29,035

SHARES
	Investment Company — 3.2%
3,482	JPMorgan Tax Free Money Market Fund (b) (Cost $3,482)	3,482
	Total Short-Term Investments (Cost $32,517)	32,517
	Total Investments — 99.2% (Cost $108,256)	108,430
	Other Assets in Excess of Liabilities — 0.8%	847
	NET ASSETS — 100.0%	$109,277

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   19

JPMorgan Tax Aware Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.6%
	Common Stocks — 99.6%
	Aerospace & Defense — 7.1%
17	Boeing Co.	1,376
14	General Dynamics Corp.	963
13	Lockheed Martin Corp.	1,164
		3,503
	Air Freight & Leisure — 1.7%
18	Expeditors International Washington, Inc.	839
	Beverages — 1.7%
13	PepsiCo, Inc.	828
	Biotechnology — 6.9%
12	Amgen, Inc. (a)	899
18	Celgene Corp. (a)	950
9	Genentech, Inc. (a)	776
11	Gilead Sciences, Inc. (a)	773
		3,398
	Capital Markets — 5.2%
7	Franklin Resources, Inc.	843
4	Goldman Sachs Group, Inc.	826
21	Lazard Ltd., Class A (Bermuda)	908
		2,577
	Chemicals — 3.7%
25	Monsanto Co.	1,095
13	Praxair, Inc.	754
		1,849
	Commercial Services — 2.3%
6	Corporate Executive Board Co.	547
16	Robert Half International, Inc.	577
		1,124
	Communications Equipment — 4.2%
45	Corning, Inc. (a)	929
28	Motorola, Inc.	638
15	QUALCOMM, Inc.	539
		2,106
	Computers & Peripherals — 5.9%
16	Apple Computer, Inc. (a)	1,303
42	Hewlett-Packard Co.	1,609
		2,912
	Construction Materials — 0.7%
4	Vulcan Materials Co.	334
	Diversified Financial Services — 3.1%
7	Bank of America Corp.	356
2	Chicago Mercantile Exchange Holdings, Inc., Class A	1,192
		1,548
	Electrical Equipment — 1.4%
15	Roper Industries, Inc.	705
	Energy Equipment & Services — 2.5%
12	Schlumberger Ltd. (Netherlands Antilles)	751
13	Smith International, Inc.	495
		1,246
	Food & Staples Retailing — 3.8%
8	Costco Wholesale Corp.	441
26	CVS Corp.	820
22	Safeway, Inc.	633
		1,894
	Health Care Providers & Services — 3.0%
5	DaVita, Inc. (a)	290
8	Express Scripts, Inc. (a)	516
10	Laboratory Corp. of America Holdings (a)	690
		1,496
	Hotels, Restaurants & Leisure — 3.6%
25	Marriott International, Inc., Class A	1,045
17	McDonald’s Corp.	720
		1,765
	Household Products — 0.6%
5	Procter & Gamble Co.	290
	Industrial Conglomerates — 1.6%
22	General Electric Co.	782
	Internet Software & Services — 5.6%
11	Akamai Technologies, Inc. (a)	525
5	Google, Inc., Class A (a)	2,251
		2,776
	IT Services — 4.4%
5	Affiliated Computer Services, Inc., Class A (a)	242
16	Automatic Data Processing, Inc.	795
15	Cognizant Technology Solutions Corp., Class A (a)	1,153
		2,190
	Machinery — 1.5%
12	Caterpillar, Inc.	722
	Multiline Retail — 1.0%
11	Nordstrom, Inc.	512
	Oil, Gas & Consumable Fuels — 2.1%
8	EOG Resources, Inc.	542
10	Valero Energy Corp.	497
		1,039

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — 6.5%
4	Allergan, Inc.	468
9	AstraZeneca plc ADR (United Kingdom)	555
6	GlaxoSmithKline plc ADR (United Kingdom)	322
7	Johnson & Johnson	447
8	Novartis AG ADR (Switzerland)	492
18	Wyeth	941
		3,225
	Road & Rail — 3.0%
11	Burlington Northern Santa Fe Corp.	886
12	Norfolk Southern Corp.	628
		1,514
	Semiconductors & Semiconductor Equipment — 1.8%
11	MEMC Electronic Materials, Inc. (a)	378
17	Texas Instruments, Inc.	509
		887
	Software — 4.2%
12	Autodesk, Inc. (a)	458
11	Intuit, Inc. (a)	388
44	Microsoft Corp.	1,255
		2,101
	Specialty Retail — 3.2%
11	Best Buy Co., Inc.	619
38	Staples, Inc.	986
		1,605
	Tobacco — 3.0%
18	Altria Group, Inc.	1,504
	Wireless Telecommunication Services — 4.3%
27	America Movil S.A. de C.V., Series L ADR (Mexico)	1,158
29	Crown Castle International Corp. (a)	960
		2,118
	Total Investments — 99.6% (Cost $34,048)	49,389
	Other Assets in Excess of Liabilities — 0.4%	187
	NET ASSETS — 100.0%	$49,576

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.2%
	Municipal Bonds — 96.2%
	Arizona — 7.2%
1,485	Arizona Power Authority, Crossover, Special Obligation, Series A, Rev., 5.25%, 10/01/12	1,613
5,475	Arizona State Transportation Board, Series A, GAN, Rev., 5.00%, 07/01/14	5,957
5,000	Arizona State Transportation Board Highway, Rev., 5.00%, 07/01/20	5,435
175	Arizona State University, Rev., AMBAC, 5.00%, 07/01/19	189
2,500	City of Rogers, Water Improvement, Rev., FSA, 4.38%, 11/01/16	2,481
5,000	Maricopa County School District No 6 — Washington Elementary, GO, FSA, 5.25%, 07/01/16	5,607
8,130	Maricopa County Unified School District No 69 — Paradise Valley, GO, FGIC, 5.20%, 07/01/16	9,085
1,000	Surprise Municipal Property Corp., Rev., FGIC, 6.00%, 07/01/12 (p)	1,071
		31,438
	Arkansas — 0.3%
1,200	State of Arkansas, Federal Highway Grant, Series A, GO, 5.50%, 08/01/08	1,240
	California — 11.1%
5,955	Bay Area Toll Authority, San Francisco Bay Area, Series F, Rev., 5.00%, 04/01/10	6,251
200	California Infrastructure & Economic Development Bank, Revolving Fund, Rev., 5.00%, 10/01/24	211
	California State Department of Water Resources,
5,000	Series A, Rev., 5.75%, 05/01/17 (p)	5,602
1,350	Series A, Rev., MBIA, 5.25%, 05/01/12	1,466
8,025	Water Systems, Unrefunded Balance, Series J-2, Rev., 7.00%, 12/01/11	9,282
3,025	California State Public Works Board, University Research Project, Series E, Rev., 5.25%, 10/01/17	3,397
100	City of Long Beach, Series A, Rev., AMT, FGIC, 5.00%, 05/15/11	105
3,060	City of Vallejo, Rev., MBIA, 5.00%, 05/01/18	3,333
750	El Camino Community College District, Election of 2002, Series B, GO, FGIC, 4.25%, 08/01/12	781
250	Los Altos School District, GO, AMBAC, 5.00%, 08/01/21	272
	Los Angeles Department of Airports, Ontario International,
2,790	Series A, Rev., AMT, MBIA, 4.50%, 05/15/10	2,862
2,945	Series A, Rev., AMT, MBIA, 4.50%, 05/15/11	3,041
3,080	Series A, Rev., AMT, MBIA, 4.50%, 05/15/12	3,196
3,000	Los Angeles Unified School District, Series B, GO, FGIC, 4.75%, 07/01/21	3,154
5,000	Menlo Park Community Development Agency, Las Pulgas Community Development Project, Tax Allocation, AMBAC, 5.50%, 06/01/25 (p)	5,432
		48,385
	Colorado — 2.3%
1,100	Colorado Department of Transportation, Rev., AMBAC, 6.00%, 06/15/10 (p)	1,195
6,020	Colorado River Municipal Water District, Water Systems, Rev., AMBAC, 5.38%, 01/01/15	6,561
1,000	Denver City & County, Airport Systems, Series B, Rev., AMT, FGIC, 5.00%, 11/15/14	1,072
1,000	Superior Metropolitan District No. 1, Rev., AMBAC, 5.00%, 12/01/19	1,079
		9,907
	Connecticut — 2.3%
	State of Connecticut,
5,000	Series B, GO, MBIA, 5.00%, 12/01/12	5,388
4,000	Series B, GO, AMBAC, 5.25%, 06/01/19	4,558
		9,946
	Delaware — 0.7%
1,675	Delaware Transportation Authority, Motor Fuel Tax, Unrefunded Balance, Series B, Rev., AMBAC, 5.00%, 07/01/13	1,793
1,000	State of Delaware, Series C, GO, 5.00%, 03/01/21	1,120
		2,913
	Florida — 4.0%
5,000	Florida State Board of Education, Public Education, Series B, GO, 5.00%, 06/01/07	5,042
3,440	Florida State Department of Environmental Protection, Florida Forever, Series A, Rev., MBIA, 5.38%, 07/01/17	3,756
3,865	Florida State Department of General Services, Facilities Pool, Series A, Rev., AMBAC, 5.00%, 09/01/14	4,195
110	Lee County, Capital Improvement & Transition, Rev., AMBAC, 5.00%, 10/01/19	118
3,955	Palm Beach County School Board, Series D, COP, FSA, 5.25%, 08/01/13	4,287
135	State of Florida, Department of Transportation, Right of Way, Series A, GO, 5.00%, 07/01/14	147
		17,545

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Georgia — 3.5%
9,735	Federal Highway Road and Tollway Authority, Rev., GAN, MBIA, 5.00%, 06/01/08	10,297
1,025	Fulton County School District, GO, 6.38%, 05/01/12	1,166
700	Georgia State Road & Tollway Authority, Reimbursement, Rev., 5.00%, 06/01/08	716
	State of Georgia,
1,000	Series B, GO, 5.75%, 08/01/17	1,175
2,000	Series C, GO, 6.00%, 07/01/10	2,169
		15,523
	Hawaii — 1.5%
5,815	State of Hawaii, Series CY, GO, FSA, 5.75%, 02/01/14	6,574
	Idaho — 1.7%
6,885	Idaho State Building Authority, Capitol Project, Rev., FGIC, 5.00%, 09/01/14	7,526
	Illinois — 3.4%
9,255	Chicago Housing Authority, Rev., 5.38%, 07/01/16 (p)	10,070
	City of Chicago,
140	Series A, GO, FSA, 5.00%, 01/01/13	150
3,000	Sales Tax, Rev., FSA, 5.00%, 01/01/18	3,241
1,160	State of Illinois, Sales Tax, Rev., 5.00%, 06/15/11	1,226
195	Will County School District No. 122, 2004 — Series A, GO, FSA, 6.50%, 11/01/11 (p)	216
		14,903
	Indiana — 1.6%
1,000	Hamilton Heights School Corp., First Mortgage, Rev., FSA, 5.00%, 01/15/13	1,071
160	Indiana Bond Bank, Special Program, Series D, Rev., FSA, 5.00%, 08/01/19	172
100	Indiana State Office Building Commission, Museum Facilities, Rev., MBIA, 5.00%, 07/01/09	104
5,205	Indianapolis Local Public Improvement Bond Bank, Series 2005-E, Rev., AMBAC, 5.00%, 01/01/15	5,655
		7,002
	Kansas — 3.2%
	Wyandotte County — Kansas City Unified Government,
8,930	Series 2004, Rev., AMBAC, 5.65%, 09/01/12	9,864
3,755	Series 2004, Rev., AMBAC, 5.65%, 09/01/15	4,289
		14,153
	Kentucky — 0.0% (g)
165	Kentucky State Property & Buildings Commission, Road Fund, Project No. 73, Rev., 5.25%, 11/01/09 (p)	173
	Maryland — 4.6%
10,060	Montgomery County, Consolidated Public Improvement, Series A, GO, 5.00%, 07/01/17	11,204
8,000	State of Maryland, State & Local Facilities Loan, Second Series, GO, 5.00%, 08/01/15	8,820
		20,024
	Massachusetts — 1.0%
4,100	Commonwealth of Massachusetts, Consolidated Lien, Series C, GO, FGIC, 5.50%, 11/01/13	4,558
	Michigan — 3.4%
1,000	Brandon School District, School Building & Site, GO, FSA, 5.00%, 05/01/17	1,094
1,000	City of Detroit, Sewer Systems, Senior Lien, Series C, Rev., FGIC, 5.25%, 07/01/16	1,112
6,000	City of Detroit, Water Supply System, Senior Lien, Series B, Rev., MBIA, 5.00%, 07/01/13	6,449
1,000	Michigan Strategic Fund, Henry Ford Museum Project, Rev., VAR, LOC: Comerica Bank, 3.62%, 12/01/33	1,000
3,000	State of Michigan, GO, 5.50%, 12/01/13	3,344
185	State of Michigan, Clean Michigan Initiative Program, GO, 5.00%, 11/01/09	193
1,500	State of Michigan, Trunk Line Fund, Series B, Rev., FSA, 5.00%, 09/01/16	1,636
		14,828
	Minnesota — 2.8%
2,915	City of Minneapolis, Convention Center, Series B, GO, 5.00%, 04/01/12	3,125
8,650	Minnesota Public Facilities Authority, Series B, Rev., 5.00%, 03/01/13	9,328
		12,453
	Missouri — 3.1%
2,500	Missouri State Highways & Transit Commission, Series A, Rev., 5.00%, 02/01/13	2,666
	Missouri State Highways & Transit Commission, First Lien,
3,000	Series A, Rev., 5.00%, 05/01/13	3,238
7,000	Series A, Rev., 5.00%, 05/01/17	7,684
		13,588
	Nebraska — 2.3%
9,415	University of Nebraska Facilities Corp., Deferred Maintenance, Rev., 5.00%, AMBAC, 07/15/16	10,269

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   23

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Nevada — 0.3%
1,015	Clark County Hospital, GO, MBIA, 5.00%, 03/01/18	1,096
	New Jersey — 3.7%
140	Essex County Improvement Authority, County Correctional Facilities Project, Rev., FGIC, CNTY GTD, 5.75%, 10/01/30 (p)	151
6,000	Garden State Preservation Trust, Series A, Rev., FSA, 5.80%, 11/01/17	6,924
5,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series C, Rev., FSA, 5.50%, 06/15/21 (p)	5,550
3,000	State of New Jersey, Series N, GO, AMBAC, 5.50%, 07/15/14	3,365
		15,990
	New Mexico — 1.8%
7,000	New Mexico Finance Authority, Senior Lien, Series A, Rev., MBIA, 5.25%, 06/15/16	7,698
	New York — 5.6%
7,135	Metropolitan Transportation Authority, Series B, GO, 5.00%, 11/15/17	7,857
6,000	Metropolitan Transportation Authority, Transportation Facilities, Series A, Rev., AMBAC, 5.50%, 11/15/14	6,760
1,000	New York City, Sub Series A-4, GO, VAR, LOC: Bayerische Landesbank, 3.58%, 08/01/22	1,000
2,500	New York City Municipal Water Finance Authority, Second General Resolution, Series BB, Rev., MBIA, 5.00%, 06/15/17	2,735
2,250	New York State Environmental Facilities Corp., New York City Municipal Water Financing Authority, Series A, Rev., 5.00%, 06/15/19	2,455
	New York State Dormitory Authority, School Districts, Building Financing Program,
400	Series A, Rev., MBIA, 5.00%, 10/01/13	433
510	Series A, Rev., MBIA, 5.00%, 10/01/14	556
675	Series A, Rev., MBIA, 5.00%, 10/01/15	740
1,360	Series A, Rev., MBIA, 5.00%, 10/01/18	1,491
200	Sachem Central School District of Holbrook, GO, FGIC, 5.00%, 10/15/16	220
200	Triborough Bridge & Tunnel Authority, General Purpose, Series Y, Rev., 6.13%, 01/01/21 (p)	247
		24,494
	North Carolina — 2.4%
1,000	Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare, Series D, Rev., VAR, 3.63%, 01/15/26	1,000
2,750	Gaston County, School, GO, FSA, 4.25%, 04/01/22	2,775
1,020	Iredell County, School Project, COP, AMBAC, 5.00%, 06/01/17	1,114
225	North Carolina Municipal Power Agency No. 1, Catawba Electric, Rev., MBIA, 6.00%, 01/01/11	246
5,000	State of North Carolina, GO, 5.00%, 03/01/11	5,297
		10,432
	Ohio — 5.0%
1,715	City of Cleveland, Rev., FSA, 5.25%, 09/15/18	1,942
7,780	City of Columbus, Limited Tax, Series 2, GO, 5.00%, 07/01/15	8,471
2,000	City of Columbus, Various Purpose, Series D, GO, VAR, 5.00%, 12/15/11	2,136
200	Cleveland-Cuyahoga County Port Authority, Building Funding Program, Columbia National, Series D, Rev., 5.00%, 05/15/20	201
1,500	District of Columbia, Series B-1, Rev., FGIC, 5.00%, 02/01/21	1,610
200	Franklin County Convention Facilities Authority, Tax & Lease Revenue Anticipation Bonds, Rev., AMBAC, 5.00%, 12/01/19	215
200	Greater Cleveland Regional Transit Authority, Capital Improvement, Series A, GO, MBIA, 5.63%, 12/01/16 (p)	219
225	Kettering City School District, School Improvement, GO, FSA, 5.00%, 12/01/22	241
3,000	State of Ohio, Common Schools, Series B, GO, 5.00%, 03/15/16	3,241
3,260	State of Ohio, Higher Education, Series II-A, Rev., MBIA, 5.50%, 12/01/10	3,499
		21,775
	Oregon — 2.0%
5,000	City of Portland, Sewer Systems, Series A, Rev., FGIC, 5.75%, 08/01/20 (p)	5,383
1,500	Clackamas County, School District No. 12, GO, FSA, 5.00%, 06/15/18	1,667
1,500	Deschutes County Administrative School, District No. 1, GO, FSA, 5.00%, 06/15/11	1,590
		8,640
	Pennsylvania — 0.6%
1,000	Commonwealth of Pennsylvania, First Series, GO, 5.00%, 10/01/13	1,082
1,315	Haverford Township School District, GO, FSA , 5.25%, 03/15/16	1,469
		2,551

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Carolina — 5.1%
200	Charleston County, Public Facilities Corp., COP, MBIA, 5.00%, 06/01/12	213
	City of Columbia, Waterworks & Sewer Systems,
1,000	Rev., 5.70%, 02/01/10	1,066
1,960	Rev., 6.00%, 02/01/15 (p)	2,105
16,860	Greenville County School District, Rev., 5.88%, 12/01/15 (p)	19,030
		22,414
	Tennessee — 2.1%
2,070	City of Memphis, Rev., FSA, 5.00%, 05/01/17	2,288
2,325	City of Memphis, General Improvement, GO, MBIA, 5.25%, 10/01/18	2,636
1,000	Metropolitan Government Nashville & Davidson County, Series A, GO, MBIA, 5.00%, 01/01/16	1,098
3,000	Tennessee Energy Acquisition Corp., Series A, Rev., 5.00%, 09/01/13	3,207
		9,229
	Texas — 1.1%
200	City of Corpus Christi, Utility Systems, Series A, Rev., AMBAC, 5.00%, 07/15/19	215
200	City of Dallas, Waterworks & Sewer System, Rev., FSA, 5.38%, 10/01/12	218
200	City of Laredo, International Toll Bridge, Series B, Rev., FSA, 5.00%, 10/01/13	216
185	Collin County, Tax Refund, GO, 5.00%, 02/15/21	198
665	La Joya Independent School District, GO, PSF-GTD, 5.00%, 02/15/17	723
110	Plano Independent School District, GO, PSF-GTD, 4.75%, 02/15/10	114
1,550	Texas Public Finance Authority, State Preservation Board Projects, Series B, Rev., AMBAC, 5.00%, 02/01/18	1,664
1,250	Texas State University Systems, Series A, Rev., AMBAC, 5.50%, 03/15/17	1,406
		4,754
	Utah — 0.4%
1,680	Utah Municipal Power Agency, Electrical Systems, Series A, Rev., AMBAC, 5.00%, 07/01/16	1,839
	Virginia — 5.8%
5,000	City of Newport News, Series B, GO, ST AID WITHHOLDING, 5.25%, 02/01/16	5,589
2,900	Virginia Commonwealth Transportation Board, Series A, Rev., 5.00%, 05/15/14	3,156
	Virginia Public Building Authority,
7,615	Series A, Rev., 5.00%, 08/01/10	8,001
5,330	Series A, Rev., 5.00%, 08/01/14	5,811
2,565	Virginia Public School Authority, School Financing, Series B, Rev., 5.25%, 08/01/17	2,890
		25,447
	Washington — 0.1%
200	Energy Northwest, Project 1, Series A, Rev., MBIA, 5.25%, 07/01/13	218
	Wisconsin — 0.2%
1,000	Milwaukee County, Series A, GO, MBIA, 5.00%, 10/01/11	1,063
	Wyoming — 0.0% (g)
150	Wyoming State Loan & Investment Board, Capital Facilities, Rev., 5.00%, 10/01/22	160
	Total Municipal Bonds (Cost $415,578)	420,748

SHARES
Short Term Investment — 7.1%
	Investment Company — 7.1%
31,166	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $31,166)	31,166
	Total Investments — 103.3% (Cost $446,744)	451,914
	Liabilities in Excess of Other Assets — (3.3)%	(14,278)
	NET ASSETS — 100.0%	$437,636

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   25

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Barclays Bank plc (London)	2.77% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 194.53	09/02/10	$2,000	$(7)
Barclays Bank plc (London)	2.99% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 201.33	01/15/11	25,000	(569)
Barclays Bank plc (London)	2.82% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 197.26	02/13/11	500	(5)
Barclays Bank plc (London)	2.96% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 202.60	04/15/11	20,000	(534)
Barclays Bank plc (London)	2.97% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 200.54	06/14/11	2,000	(38)
Barclays Bank plc (London)	2.94% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 200.59	06/15/11	3,000	(54)
Barclays Bank plc (London)	2.76% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 194.95	09/16/12	1,500	(5)
Barclays Bank plc (London)	3.00% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 202.60	01/15/13	20,000	(568)
Barclays Bank plc (London)	2.86% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 197.26	02/13/13	500	(5)
Barclays Bank plc (London)	2.95% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 200.54	06/14/13	2,000	(40)
Barclays Bank plc (London)	2.92% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 200.59	06/15/13	3,000	(55)
Barclays Bank plc (London)	2.57% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 203.73	07/15/13	25,000	(104)
Barclays Bank plc (London)	2.99% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 201.33	01/15/14	25,000	(651)
Barclays Bank plc (London)	2.92% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 202.81	01/15/15	25,000	(597)
Barclays Bank plc (London)	3.01% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 202.60	01/15/15	20,000	(603)
Barclays Bank plc (London)	3.00% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 201.33	01/15/16	25,000	(675)
Barclays Bank plc (London)	2.94% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 200.54	06/14/16	5,000	(97)
Barclays Bank plc (London)	2.93% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 200.59	06/15/16	3,000	(56)
Barclays Bank plc (London)	2.68% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 203.73	07/15/16	25,000	(119)
Wachovia Bank, N.A.	2.89% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 202.81	08/25/11	25,000	(497)
Wachovia Bank, N.A.	2.90% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 202.81	08/25/13	25,000	(529)
					$(5,808)

(r)	Rates shown are per annum and payments are as described.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

JPMorgan Tax Aware Short-Intermediate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.8%
	Asset Backed Securities — 0.2%
688	Capital One Auto Finance Trust, Series 2003-B, Class A4, 3.18%, 09/15/10 (Cost $688)	679
	Collateralized Mortgage Obligations — 2.4%
	Non-Agency CMO — 2.4%
3,358	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A1, VAR, 4.98%, 06/25/34	3,339
4,393	Wells Fargo Mortgage Backed Securities Trust, Series 2004-S, Class A3, FRN, 3.54%, 09/25/34	4,367
	Total Collateralized Mortgage Obligations (Cost $7,791)	7,706
	Corporate Bonds — 10.6%
	Beverages — 0.8%
2,650	Diageo Finance BV (Netherlands), 3.00%, 12/15/06 (m)	2,643
	Commercial Banks — 1.7%
1,800	Bacob Bank SC (Belgium),	1,828
	VAR, 7.25%, 9/17/07 (e)
2,200	Citibank Korea, Inc. (South Korea),	2,202
	6.95%, 12/06/11
1,400	Deutsche Bank Capital Funding Trust I, FTF, 7.87%, 6/30/09 (e)	1,485
		5,515
	Diversified Financial Services — 3.2%
3,550	BNP US Funding LLC, VAR, 7.74%, 12/05/07 (e)	3,628
1,300	Mizuho JGB Investment LLC, FTF, 9.87%, 6/30/08 (e)	1,389
4,950	Natexis Ambs Co. LLC, VAR, 8.44%, 6/30/08 (e)	5,186
		10,203
	Diversified Telecommunication Services — 1.1%
2,825	Sprint Capital Corp., 6.00%, 01/15/07	2,826
750	Telecom Italia Capital S.A. (Luxembourg), 6.20%, 07/18/11	765
		3,591
	Hotels, Restaurants & Leisure — 2.7%
8,960	Seminole Tribe of Florida, 5.80%, 10/01/13 (e)	8,851
	Insurance — 1.1%
3,400	Prudential Financial, Inc., SUB, 4.10%, 11/15/06	3,398
	Total Corporate Bonds (Cost $35,938)	34,201
	Foreign Government Securities — 0.4%
1,350	National Agricultural Cooperative Federation (South Korea), VAR, 5.75%, 06/18/14 (Cost $1,412)	1,344
	Municipal Bonds — 84.1%
	California — 2.6%
	California Statewide Communities Development Authority, Kaiser Permanente,
3,500	Series F, Rev., FRDO, 2.30%, 05/01/07	3,470
5,000	Series G, Rev., FRDO, 2.30%, 05/01/07 (k)	4,956
		8,426
	Colorado — 2.4%
2,500	Colorado Health Facilities Authority, Evangelical Lutheran, Series B, Rev., FRDO, 3.75%, 06/01/34	2,469
5,000	Denver City & County, Series B, COP, AMBAC, 5.60%, 12/01/19 (p)	5,428
		7,897
	Connecticut — 3.5%
10,485	State of Connecticut, Series C, GO, FGIC, 5.00%, 04/01/14	11,415
	District of Columbia — 1.9%
5,775	Washington Metropolitan Area Transit Authority, Rev., MBIA, 5.00%, 01/01/12	6,170
	Florida — 7.0%
1,855	Escambia County Health Facilities Authority, Ascension Health Credit, Series A-1, Rev., AMBAC, 5.75%, 11/15/29 (p)	1,985
10,000	Florida Hurricane Catastrophe Fund, Series A, Rev., 5.00%, 07/01/11	10,596
2,000	Highlands County Health Facilities Authority, Hospital, Adventist Health, Series I, Rev., FRDO, 5.00%, 11/16/09	2,061
7,465	Lee County, Solid Waste Systems, Series B, Rev., AMBAC, 5.00%, 10/01/10	7,811
		22,453
	Georgia — 0.5%
1,680	Fulco Hospital Authority, Health System, Catholic Health East, Series A, Rev., MBIA, 5.50%, 11/15/08	1,743
5	State of Georgia, Series C, GO, 6.50%, 04/01/07 (p)	5
		1,748

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   27

JPMorgan Tax Aware Short-Intermediate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Illinois — 2.8%
2,115	City of Chicago, Pilsen Redevelopment, Tax Allocation, Series A, AMBAC, 4.35%, 06/01/13	2,063
1,350	Illinois Health Facilities Authority, University of Chicago Hospital System, Rev., MBIA, 5.00%, 08/15/07	1,365
5,500	State of Illinois, GO, FGIC, 5.13%, 12/01/10	5,585
		9,013
	Indiana — 1.8%
5,400	Indiana Bond Bank, State Revolving Fund Program, Series A, Rev., 5.88%, 08/01/13 (p)	5,865
	Iowa — 5.0%
1,895	Iowa Finance Authority, Hospital Facility, Health System, Series A, Rev., MBIA, 5.25%, 07/01/07	1,916
8,555	Tobacco Settlement Authority of Iowa, Series B, Rev., 5.60%, 06/01/35 (p)	9,318
4,690	University of Iowa Facilities Corp., Pomerantz Center, Rev., 5.00%, 06/01/10	4,910
		16,144
	Kansas — 0.5%
1,500	Wyandotte County — Kansas City Unified Government, Sales Tax, First Lien, Area C, Series C, Rev., LOC: Citibank, N.A., 3.85%, 12/01/13	1,499
	Kentucky — 0.1%
435	City of Owensboro, Electric Light & Power, Rev., 6.85%, 01/01/08 (p)	443
	Maryland — 1.3%
4,000	Northeast Waste Disposal Authority, Montgomery County Resource Recovery Project, Series A, Rev. 6.00%, 07/01/07	4,044
	Massachusetts — 4.6%
	Commonwealth of Massachusetts,
5,000	Series A, Rev., GAN, 5.75%, 06/15/14	5,388
6,000	Series A, Rev., GAN, 5.75%, 06/15/15	6,466
3,000	Massachusetts State Turnpike Authority, Series A, Rev., MBIA, 5.00%, 01/01/13	3,066
		14,920
	Michigan — 1.1%
1,000	Michigan Higher Education Student Loan Authority, Student Loans, Series XVII-I, Rev., AMBAC, 3.30%, 03/01/09	986
1,500	Michigan State Hospital Finance Authority, Sparrow Obligation Group, Rev., 5.00%, 11/15/06	1,501
1,000	Michigan Strategic Fund, Dow Chemical Co. Project B-2, Rev., FRDO, 4.60%, 06/01/08	1,010
		3,497
	Missouri — 1.8%
5,345	State of Missouri, Fourth Street Building, Series A, Rev., GO, 5.00%, 10/01/15	5,896
	Nevada — 1.8%
5,625	Clark County, Airport Systems, Series B-1, Rev., 5.00%, 07/01/08	5,743
	New Jersey — 4.1%
10,000	New Jersey Economic Development Authority, Cigarette Tax, Rev., FGIC, 5.00%, 06/15/13	10,733
2,070	New Jersey Transportation Trust Fund Authority, Transportation Systems, Rev., FSA, 5.75%, 12/15/14 (p)	2,363
		13,096
	New York — 7.9%
3,000	Dutchess County, IDA, IBM Project, Rev., FRDO, 5.45%, 12/01/09	3,135
	Nassua Health Care Corp.,
800	Series B, Rev., FSA, CNTY GTD, 5.00%, 08/01/09	829
2,000	Series B, Rev., FSA, CNTY GTD, 5.00%, 08/01/10	2,095
	New York City,
25	Series B, GO, 5.10%, 08/01/08 (p)	26
5,000	Series G, GO, MBIA, 5.00%, 02/01/10	5,129
1,070	New York City Transitional Finance Authority, Future Tax, Series C, Rev., 5.25%, 02/01/07	1,075
1,800	New York Convention Center Operating Corp., Yale Building Acquisition Project, COP, 5.25%, 06/01/08 (p)	1,831
	New York State Dormitory Authority, Albany Mortgage,
1,000	Series A-1, Rev., FSA, FHA, 4.00%, 02/15/07	1,001
1,415	Series A-1, Rev., FSA, FHA, 5.00%, 02/15/08	1,440
2,425	Series A-1, Rev., FSA, FHA, 5.00%, 02/15/09	2,500
2,530	New York State Dormitory Authority, Department of Health, Series A-1, Rev., 5.00%, 07/01/09	2,617
845	New York State Dormitory Authority, Montefiore Hospital Mortgage, Rev., FGIC, FHA, 5.00%, 02/15/08	882

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
2,670	New York State Dormitory Authority, State University Dormitory Facilites, Series A, Rev., MBIA, 5.00%, 07/01/12	2,861
		25,421
	Ohio — 3.8%
9,820	Cincinnati City School District, Classroom Construction & Improvement, GO, FGIC, 5.00%, 12/01/14	10,699
1,400	Portage County, GO, MBIA, 5.10%, 12/01/12	1,449
		12,148
	Oregon — 1.8%
5,585	City of Portland, Sewer Systems, First Lien, Series A, Rev., FSA, 5.00%, 10/01/11	5,943
	Pennsylvania — 5.2%
10,000	Harrisburg Authority Resource Recovery Improvements, Series D-2, Rev., VAR, FSA, 5.00%, 12/01/33	10,677
2,775	Lancaster County Solid Waste Management Authority, Rev., MBIA, 5.00%, 12/15/14	3,014
3,000	Luzerne County IDA, Pennsylvania-American Water Co., Series A, Rev., FRDO, AMBAC, 3.60%, 12/01/09	2,954
		16,645
	South Carolina — 2.0%
5,750	Greenville County School District, Building Equity Sooner Tomorrow, Rev., 5.88%, 12/01/15 (p)	6,490
	Tennessee — 0.3%
1,000	Clarksville Natural Gas Acquisition Corp., Rev., 5.00%, 12/15/07	1,015
	Texas — 10.4%
2,500	Brazos River Harbor Navigation District, Dow Chemical Co. Project, Series A-3, AMT, Rev., FRDO, 4.95%, 05/15/33	2,512
5,005	City of Denton, Utilities System, Rev., FSA, 5.00%, 12/01/13	5,404
10,000	City of San Antonio, Electric & Gas, Series A, Rev., 5.00%, 02/01/12	10,633
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., XLCA, 5.00%, 11/01/11	5,159
2,475	Matagorda County Navigation District No. 1, PCR, Central Power & Light Co., Series A, Rev., FRDO, 4.55%, 11/01/29	2,475
7,150	State of Texas, Public Finance Authority, GO, 5.25%, 10/01/11	7,310
		33,493
	Utah — 0.7%
2,150	Utah Transit Authority, Sales Tax, Series A, Rev., FSA, 5.00%, 07/15/14 (p)	2,315
	Virginia — 0.8%
2,610	Peninsula Ports Authority, Dominion Term Association Project, Rev., FRDO, 3.30%, 09/30/08	2,575
	Washington — 2.0%
1,175	Conservation & Renewable Energy System, Rev., 5.00%, 10/01/07	1,190
5,000	Energy Northwest, Project 1, Series A, Rev., 5.00%, 07/01/14	5,413
		6,603
	Wisconsin — 6.4%
2,500	Wisconsin Health & Educational Facilities Authority, Ministry Healthcare, Inc., Series B, Rev., 3.50%, 05/15/07	2,484
17,205	State of Wisconsin Petroleum Inspection Fee, Series 1, Rev., FSA, 5.00%, 07/01/10	18,025
		20,509
	Total Municipal Bonds (Cost $272,099)	271,426
SHARES
	Preferred Stock — 1.1%
	Diversified Financial Services — 1.1%
3	Pinto Totta International Finance, VAR, 7.77%, 08/01/07 (e) (Cost $3,903)	3,436
	Total Long-Term Investments (Cost $321,831)	318,792
Short-Term Investment — 0.2%
	Investment Company — 0.2%
812	JPMorgan Prime Money Market Fund (b) (Cost $812)	812
	Total Investments — 99.0% (Cost $322,643)	319,604
	Other Assets in Excess of Liabilities — 1.0%	3,125
	NET ASSETS — 100.0%	$322,729

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   29

JPMorgan Tax Aware U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.1%
	Common Stocks — 99.1%
	Aerospace & Defense — 4.6%
64	Boeing Co.	5,116
120	Raytheon Co.	5,988
91	United Technologies Corp.	6,026
		17,130
	Air Freight & Logistics — 1.0%
31	FedEx Corp.	3,603
	Auto Components — 1.2%
56	Johnson Controls, Inc.	4,573
	Beverages — 1.9%
120	Coca-Cola Co. (The)	5,609
23	Molson Coors Brewing Co., Class B	1,628
		7,237
	Biotechnology — 2.1%
105	Amgen, Inc. (a)	7,970
	Capital Markets — 2.5%
17	Ameriprise Financial, Inc.	878
22	Goldman Sachs Group, Inc.	4,249
57	Morgan Stanley	4,320
		9,447
	Chemicals — 1.4%
86	Praxair, Inc.	5,172
	Commercial Banks — 2.1%
107	U.S. Bancorp	3,606
80	Wachovia Corp.	4,416
		8,022
	Commercial Services & Supplies — 0.5%
46	Waste Management, Inc.	1,722
	Communications Equipment — 4.9%
162	Cisco Systems, Inc. (a)	3,918
233	Corning, Inc. (a)	4,768
252	Motorola, Inc.	5,800
101	QUALCOMM, Inc.	3,682
		18,168
	Computers & Peripherals — 6.0%
21	Apple Computer, Inc. (a)	1,726
215	Dell, Inc. (a)	5,237
204	Hewlett-Packard Co.	7,916
81	International Business Machines Corp.	7,500
		22,379
	Consumer Finance — 1.3%
86	American Express Co.	4,981
	Diversified Financial Services — 7.3%
220	Bank of America Corp.	11,872
48	CIT Group, Inc.	2,474
262	Citigroup, Inc.	13,155
		27,501
	Diversified Telecommunication Services — 1.2%
117	Verizon Communications, Inc.	4,315
	Electric Utilities — 1.2%
99	Edison International	4,409
	Food & Staples Retailing — 4.0%
75	CVS Corp.	2,352
145	Safeway, Inc.	4,257
172	Wal-Mart Stores, Inc.	8,452
		15,061
	Health Care Equipment & Supplies — 1.1%
90	Baxter International, Inc.	4,123
	Health Care Providers & Services — 2.8%
98	Cardinal Health, Inc.	6,384
56	WellPoint, Inc. (a)	4,246
		10,630
	Hotels, Restaurants & Leisure — 3.2%
196	McDonald’s Corp.	8,223
45	Royal Caribbean Cruises Ltd.	1,822
64	Wyndham Worldwide Corp. (a)	1,888
		11,933
	Household Durables — 0.5%
21	Whirlpool Corp.	1,853
	Household Products — 1.1%
67	Procter & Gamble Co.	4,265
	Industrial Conglomerates — 3.7%
274	General Electric Co.	9,635
145	Tyco International Ltd. (Bermuda)	4,274
		13,909
	Insurance — 5.7%
80	Allstate Corp. (The)	4,887
32	AMBAC Financial Group, Inc.	2,701
144	Genworth Financial, Inc., Class A	4,807
46	Hartford Financial Services Group, Inc.	4,050
92	St. Paul Travelers Cos., Inc. (The)	4,695
		21,140
	IT Services — 0.6%
65	Accenture Ltd., Class A	2,134

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — 4.8%
212	Comcast Corp. (a)	8,592
391	Time Warner, Inc.	7,814
38	Viacom, Inc., Class B (a)	1,468
		17,874
	Metals & Mining — 0.5%
25	United States Steel Corp.	1,706
	Multi-Utilities — 1.2%
148	Duke Energy Corp	4,669
	Multiline Retail — 0.9%
46	J.C. Penney Co., Inc.	3,437
	Oil, Gas & Consumable Fuels — 8.7%
64	Chevron Corp.	4,333
78	ConocoPhillips	4,685
33	Devon Energy Corp.	2,206
261	El Paso Corp.	3,569
138	Exxon Mobil Corp.	9,855
48	Marathon Oil Corp.	4,138
82	Occidental Petroleum Corp.	3,866
		32,652
	Pharmaceuticals — 6.3%
81	Johnson & Johnson	5,472
365	Pfizer, Inc.	9,734
29	Sepracor, Inc. (a)	1,488
139	Wyeth	7,074
		23,768
	Road & Rail — 1.5%
110	Norfolk Southern Corp.	5,773
	Semiconductors & Semiconductor Equipment — 1.3%
66	Linear Technology Corp.	2,054
88	Texas Instruments, Inc.	2,646
		4,700
	Software — 4.0%
368	Microsoft Corp.	10,559
232	Oracle Corp. (a)	4,287
		14,846
	Specialty Retail — 1.1%
112	Home Depot, Inc.	4,167
	Textiles, Apparel & Luxury Goods — 0.7%
37	V.F. Corp.	2,754
	Thrifts & Mortgage Finance — 2.7%
100	Freddie Mac	6,912
74	Washington Mutual, Inc.	3,130
		10,042
	Tobacco — 2.7%
123	Altria Group, Inc.	10,043
	Wireless Telecommunication Services — 0.8%
161	Sprint Nextel Corp.	3,006
	Total Common Stocks (Cost $285,702)	371,114
Short-Term Investment — 1.4%
	Investment Company — 1.4%
5,172	JPMorgan Prime Money Market Fund (b) (Cost $5,172)	5,172
	Total Investments — 100.5% (Cost $290,874)	376,286
	Liabilities in Excess of Other Assets — (0.5)%	(1,762)
	NET ASSETS — 100.0%	$374,524

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   31

JPMorgan Tax Aware Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)—	All or a portion of this security is a 144A or private placement security and can be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as an initial margin for futures contracts.

(m)—	All or portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities and reverse repurchase agreements.

(p)—	Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date and the date of the prerefunded call.

ACES—	Auction Rate Securities

ADR—	American Depository Receipt

AMBAC—	American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax Paper

CIFG—	CIFG Assurance North America, Inc.

CMO—	Collateralized Mortgage Obligation

CNTY GTD—	County Guaranteed

COP—	Certificates of Participation

CPIU—	Consumer Price Index for Urban Consumers

EDA—	Economic Development Authority

FGIC—	Financial Guaranty Insurance Co.

FHA—	Federal Housing Authority

FNMA—	Federal National Mortgage Association

FRDO—	Floating Rate Demand Obligation. The maturity date shown is the next interest date reset. The interest rate shown is the rate in effect October 31, 2006.

FRN—	Floating Rate Note. The rate shown is the rate in effect as of October 31, 2006.

FSA—	Financial Security Assurance

FTF—	Fixed to Floating. The interest rate is fixed until the date shown, after which date the interest rate becomes a floating rate.

GAN—	Grant Anticipation Note

GO—	General Obligation

IDA—	Industrial Development Authority

LIQ—	Liquidity Agreement

LOC—	Letter of Credit

MBIA—	Municipal Bond Insurance Association

PCR—	Pollution Control Revenue

PSF-GTD—	Permanent School Fund Guaranteed

Rev.—	Revenue Bond

SUB—	Step-Up Bond. The rate shown is the rate in effect as of October 31, 2006.

USD—	U.S. Dollar

VAR—	Variable. The interest rate shown is the rate in effect as of October 31, 2006.

XLCA—	XL Capital Assurance

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   33

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2006

(Amounts in thousands, except per share amounts)

	Tax Aware Disciplined Equity Fund	Tax Aware Enhanced Income Fund	Tax Aware Large Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$616,485	$104,948	$49,389
Investments in affiliates, at value	4,995	3,482	—
Total investment securities, at value	621,480	108,430	49,389
Receivables:
Investment securities sold	—	15	421
Fund shares sold	189	23	—
Interest and dividends	611	1,124	12
Total Assets	622,280	109,592	49,822

LIABILITIES:
Payables:
Due to custodian	—	—	84
Dividends	—	137	—
Investment securities purchased	—	—	66
Fund shares redeemed	432	1	2
Accrued liabilities:
Investment advisory fees	183	10	13
Administration fees	34	8	4
Shareholder servicing fees	52	11	11
Distribution fees	—	1	—
Custodian and accounting fees	10	26	9
Trustees’ and Officers’ fees	2	5	17
Other	59	116	40
Total Liabilities	772	315	246
Net Assets	$621,508	$109,277	$49,576

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

	Tax Aware Disciplined Equity Fund	Tax Aware Enhanced Income Fund	Tax Aware Large Cap Growth Fund
NET ASSETS:
Paid in capital	$636,811	$134,457	$145,667
Accumulated undistributed (distributions in excess of) net investment income	556	24	(22)
Accumulated net realized gains (losses)	(118,116)	(25,378)	(111,410)
Net unrealized appreciation (depreciation)	102,257	174	15,341
Total Net Assets	$621,508	$109,277	$49,576

Net Assets:
Class A	$—	$3,694	$—
Select Class	—	47,821	49,576
Institutional Class	621,508	57,762	—
Total	$621,508	$109,277	$49,576

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	—	370	—
Select Class	—	4,794	2,867
Institutional Class	33,447	5,796	—

Net Asset Value
Class A — Redemption price per share	$—	$9.97	$—
Select Class — Offering and redemption price per share	—	9.98	17.29
Institutional Class — Offering and redemption price per share	18.58	9.97	—
Class A maximum sales charge	—	2.25%	—
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$—	$10.20	$—

Cost of investments	$519,223	$108,256	$34,048

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   35

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands, except per share amounts)

	Tax Aware Real Return Fund	Tax Aware Short-Intermediate Income Fund	Tax Aware U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$420,748	$318,792	$371,114
Investments in affiliates, at value	31,166	812	5,172
Total investment securities, at value	451,914	319,604	376,286
Cash	—	1	—	(b)
Receivables:
Investment securities sold	—	—	1,117
Fund shares sold	4,681	69	104
Interest and dividends	5,557	4,420	255
Total Assets	462,152	324,094	377,762

LIABILITIES:
Payables:
Dividends	385	718	—
Investment securities purchased	17,907	—	2,498
Fund shares redeemed	88	425	397
Outstanding swap contracts, at value	5,808	—	—
Accrued liabilities:
Investment advisory fees	105	69	143
Administration fees	34	24	11
Shareholder servicing fees	84	44	67
Distribution fees	1	—	3
Custodian and accounting fees	17	15	32
Trustees’ and Officers’ fees	1	3	8
Other	86	67	79
Total Liabilities	24,516	1,365	3,238
Net Assets	$437,636	$322,729	$374,524

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares were held.

(b)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

	Tax Aware Real Return Fund	Tax Aware Short-Intermediate Income Fund	Tax Aware U.S. Equity Fund
NET ASSETS:
Paid in capital	$438,275	$347,350	$300,470
Accumulated undistributed (distributions in excess of) net investment income	16	(9)	32
Accumulated net realized gains (losses)	(17)	(21,573)	(11,390)
Net unrealized appreciation (depreciation)	(638)	(3,039)	85,412
Total Net Assets	$437,636	$322,729	$374,524

Net Assets:
Class A	$752	$—	$7,581
Class B	—	—	2,370
Class C	521	—	572
Select Class	407,100	275,161	288,494
Institutional Class	29,263	47,568	75,507
Total	$437,636	$322,729	$374,524

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	75	—	395
Class B	—	—	125
Class C	52	—	30
Select Class	40,672	28,180	15,009
Institutional Class	2,921	4,871	5,633

Net Asset Value
Class A — Redemption price per share	$10.01	$—	$19.18
Class B — Offering price per share (a)	—	—	18.99
Class C — Offering price per share (a)	10.01	—	18.95
Select Class — Offering and redemption price per share	10.01	9.76	19.22
Institutional Class — Offering and redemption price per share	10.02	9.77	13.41
Class A maximum sales charge	3.75%	—	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$10.40	$—	$20.24

Cost of investments	$446,744	$322,643	$290,874

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   37

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2006

(Amounts in thousands)

	Tax Aware Disciplined Equity Fund	Tax Aware Enhanced Income Fund	Tax Aware Large Cap Growth Fund
INVESTMENT INCOME:
Interest income	$— (a)	$4,868	$—	(a)
Dividend income	9,347	247	882
Dividend income from affiliates (b)	222	198	37
Total investment income	9,569	5,313	919

EXPENSES:
Investment advisory fees	1,713	363	400
Administration fees	499	149	102
Distribution fees — Class A	—	14	—
Shareholder servicing fees:
Class A	—	14	—
Select Class	—	175	250
Institutional Class	489	70	—
Custodian and accounting fees	42	6	41
Professional fees	54	49	45
Trustees’ and Officers’ fees	8	2	1
Printing and mailing costs	27	44	7
Registration and filing fees	19	31	13
Transfer agent fees	33	26	7
Interest expense	3	1	1
Other	14	1	3
Total expenses	2,901	945	870
Less amounts waived	(195)	(372)	(20)
Less earnings credits	(12)	(6)	—	(a)
Net expenses	2,694	567	850
Net investment income (loss)	6,875	4,746	69

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	5,893	(232)	16,259
Change in net unrealized appreciation (depreciation) of investments	70,093	307	(10,581)
Net realized/unrealized gains (losses)	75,986	75	5,678
Change in net assets resulting from operations	$82,861	$4,821	$5,747

(a)	Amount is less than $1,000.

(b)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

	Tax Aware Real Return Fund	Tax Aware Short-Intermediate Income Fund	Tax Aware U.S. Equity Fund
INVESTMENT INCOME:
Interest income	$3,847	$17,255	$—
Dividend income	—	264	11,805
Dividend income from affiliates (a)	277	202	149
Foreign taxes withheld	—	(4)	(1)
Total investment income	4,124	17,717	11,953
EXPENSES:
Investment advisory fees	363	1,120	2,744
Administration fees	105	458	625
Distribution fees:
Class A	2	—	17
Class B	—	—	18
Class C	4	—	4
Shareholder servicing fees:
Class A	2	—	17
Class B	—	—	6
Class C	1	—	1
Select Class	231	910	1,238
Institutional Class	10	84	105
Custodian and accounting fees	51	59	107
Professional fees	111	45	57
Trustees’ and Officers’ fees	1	7	10
Printing and mailing costs	12	40	97
Registration and filing fees	82	19	46
Transfer agent fees	34	19	80
Interest expense	—	31	7
Other	7	8	9
Total expenses	1,016	2,800	5,188
Less amounts waived	(118)	(395)	(165)
Less earnings credits	(13)	(36)	(1)
Less expense reimbursements	(220)	—	—
Net expenses	665	2,369	5,022
Net investment income (loss)	3,459	15,348	6,931
REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	(15)	(11,232)	96,604
Futures	—	1,188	—
Swaps	(1)	—	—
Net realized gain (loss)	(16)	(10,044)	96,604
Change in net unrealized appreciation/depreciation of:
Investments	5,237	9,725	(14,863)
Futures	—	(659)	—
Swaps	(5,849)	—	—
Change in net unrealized appreciation (depreciation)	(612)	9,066	(14,863)
Net realized/unrealized gains (losses)	(628)	(978)	81,741
Change in net assets resulting from operations	$2,831	$14,370	$88,672

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   39

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Disciplined Equity Fund		Tax Aware Enhanced Income Fund
	Year Ended 10/31/2006	Year Ended 10/31/2005	Year Ended 10/31/2006	Year Ended 10/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,875	$4,021	$4,746	$7,525
Net realized gain (loss)	5,893	2,130	(232)	(1,638)
Change in net unrealized appreciation (depreciation)	70,093	8,009	307	341
Change in net assets resulting from operations	82,861	14,160	4,821	6,228

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(151)	(176)
Select Class
From net investment income	—	—	(2,062)	(3,126)
Institutional Class
From net investment income	(6,795)	(3,694)	(2,279)	(3,964)
Total distributions to shareholders	(6,795)	(3,694)	(4,492)	(7,266)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	168,563	164,893	(91,075)	(920,957)

NET ASSETS:
Change in net assets	244,629	175,359	(90,746)	(921,995)
Beginning of period	376,879	201,520	200,023	1,122,018
End of period	$621,508	$376,879	$109,277	$200,023
Accumulated undistributed (distributions in excess of) net investment income	$556	$496	$24	$(230)

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

	Tax Aware Large Cap Growth Fund		Tax Aware Real Return Fund
	Year Ended 10/31/2006	Year Ended 10/31/2005	Year Ended 10/31/2006	Period Ended 10/31/2005 (a)
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$69	$910	$3,459	$23
Net realized gain (loss)	16,259	5,984	(16)	1
Change in net unrealized appreciation (depreciation)	(10,581)	7,071	(612)	(26)
Change in net assets resulting from operations	5,747	13,965	2,831	(2)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(19)	(2)
Class C
From net investment income	—	—	(12)	(2)
Select Class
From net investment income	(91)	(906)	(3,077)	(4)
From return of capital	—	(47)	—	—
Institutional Class
From net investment income	—	—	(339)	(14)
Total distributions to shareholders	(91)	(953)	(3,447)	(22)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(94,446)	(73,618)	433,123	5,153

NET ASSETS:
Change in net assets	(88,790)	(60,606)	432,507	5,129
Beginning of period	138,366	198,972	5,129	—
End of period	$49,576	$138,366	$437,636	$5,129
Accumulated undistributed (distributions in excess of) net investment income	$(22)	$(24)	$16	$2

(a)	Commencement of operations was August 31, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   41

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Short-Intermediate Income Fund		Tax Aware U.S. Equity Fund
	Year Ended 10/31/2006	Year Ended 10/31/2005	Year Ended 10/31/2006	Year Ended 10/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$15,348	$21,250	$6,931	$13,235
Net realized gain (loss)	(10,044)	(4,605)	96,604	(11,201)
Change in net unrealized appreciation (depreciation)	9,066	(13,179)	(14,863)	45,470
Change in net assets resulting from operations	14,370	3,466	88,672	47,504

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(66)	(59)
Class B
From net investment income	—	—	(11)	(13)
Class C
From net investment income	—	—	(3)	(2)
Select Class
From net investment income	(12,041)	(13,794)	(5,546)	(10,489)
Institutional Class
From net investment income	(2,728)	(7,820)	(1,993)	(2,524)
Total distributions to shareholders	(14,769)	(21,614)	(7,619)	(13,087)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(370,936)	5,557	(552,309)	(196,946)

NET ASSETS:
Change in net assets	(371,335)	(12,591)	(471,256)	(162,529)
Beginning of period	694,064	706,655	845,780	1,008,309
End of period	$322,729	$694,064	$374,524	$845,780
Accumulated undistributed (distributions in excess of) net investment income	$(9)	$(588)	$32	$732

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

	Tax Aware Disciplined Equity Fund		Tax Aware Enhanced Income Fund
	Year Ended 10/31/2006	Year Ended 10/31/2005	Year Ended 10/31/2006	Year Ended 10/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$268	$831
Dividends reinvested	—	—	132	161
Cost of shares redeemed	—	—	(4,199)	(9,169)
Change in net assets from Class A capital transactions	$—	$—	$(3,799)	$(8,177)

Select Class
Proceeds from shares issued	$—	$—	$8,184	$33,151
Dividends reinvested	—	—	609	833
Cost of shares redeemed	—	—	(65,843)	(290,999)
Change in net assets from Select Class capital transactions	$—	$—	$(57,050)	$(257,015)

Institutional Class
Proceeds from shares issued	$357,795	$222,409	$8,143	$35,714
Dividends reinvested	2,394	2,259	1,981	3,211
Cost of shares redeemed	(175,417)	(59,775)	(40,350)	(694,690)
Redemptions in-kind (See Note 8)	(16,209)	—	—	—
Change in net assets from Institutional Class capital transactions	$168,563	$164,893	$(30,226)	$(655,765)

SHARE TRANSACTIONS:
Class A
Issued	—	—	27	83
Reinvested	—	—	13	16
Redeemed	—	—	(421)	(918)
Change in Class A Shares	—	—	(381)	(819)

Select Class
Issued	—	—	821	3,321
Reinvested	—	—	61	84
Redeemed	—	—	(6,602)	(29,156)
Change in Select Class Shares	—	—	(5,720)	(25,751)

Institutional Class
Issued	21,122	13,697	816	3,579
Reinvested	139	140	199	322
Redeemed	(10,179)	(3,688)	(4,048)	(69,666)
Redemption in-kind (See Note 8)	(958)	—	—	—
Change in Institutional Class Shares	10,124	10,149	(3,033)	(65,765)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   43

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Large Cap Growth Fund		Tax Aware Real Return Fund
	Year Ended 10/31/2006	Year Ended 10/31/2005	Year Ended 10/31/2006	Period Ended 10/31/2005 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$409	$621
Dividends reinvested	—	—	20	2
Cost of shares redeemed	—	—	(302)	—
Change in net assets from Class A capital transactions	$—	$—	$127	$623

Class C
Proceeds from shares issued	$—	$—	$7	$500
Dividends reinvested	—	—	12	2
Change in net assets from Class C capital transactions	$—	$—	$19	$502

Select Class
Proceeds from shares issued	$1,071	$7,788	$413,793	$1,000
Dividends reinvested	3	26	2,144	4
Cost of shares redeemed	(95,520)	(81,432)	(9,176)	—
Change in net assets from Select Class capital transactions	$(94,446)	$(73,618)	$406,761	$1,004

Institutional Class
Proceeds from shares issued	$—	$—	$29,368	$3,010
Dividends reinvested	—	—	186	14
Cost of shares redeemed	—	—	(3,338)	—
Change in net assets from Institutional Class capital transactions	$—	$—	$26,216	$3,024

(a)	Commencement of operations was August 31, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

	Tax Aware Large Cap Growth Fund		Tax Aware Real Return Fund
	Year Ended 10/31/2006	Year Ended 10/31/2005	Year Ended 10/31/2006	Period Ended 10/31/2005 (a)
SHARE TRANSACTIONS:
Class A
Issued	—	—	41	62
Reinvested	—	—	2	—	(b)
Redeemed	—	—	(30)	—
Change in Class A Shares	—	—	13	62

Class C
Issued	—	—	1	50
Reinvested	—	—	1	—	(b)
Change in Class C Shares	—	—	2	50

Select Class
Issued	64	502	41,273	100
Reinvested	— (b)	2	214	1
Redeemed	(5,922)	(5,274)	(916)	—
Change in Select Class Shares	(5,858)	(4,770)	40,571	101

Institutional Class
Issued	—	—	2,931	301
Reinvested	—	—	19	1
Redeemed	—	—	(331)	—
Change in Institutional Class Shares	—	—	2,619	302

(a)	Commencement of operations was August 31, 2005.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Short-Intermediate Income Fund		Tax Aware U.S. Equity Fund
	Year Ended 10/31/2006	Year Ended 10/31/2005	Year Ended 10/31/2006	Year Ended 10/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$1,925	$4,685
Dividends reinvested	—	—	61	53
Cost of shares redeemed	—	—	(3,616)	(1,932)
Change in net assets from Class A capital transactions	$—	$—	$(1,630)	$2,806

Class B
Proceeds from shares issued	—	$—	$80	$127
Dividends reinvested	—	—	10	11
Cost of shares redeemed	—	—	(518)	(585)
Change in net assets from Class B capital transactions	$—	$—	$(428)	$(447)

Class C
Proceeds from shares issued	$—	$—	$42	$273
Dividends reinvested	—	—	2	1
Cost of shares redeemed	—	—	(97)	(221)
Change in net assets from Class C capital transactions	$—	$—	$(53)	$53

Select Class
Proceeds from shares issued	$132,284	$341,218	$15,271	$157,751
Subscription in-kind (See Note 8)	114,991	—	—	—
Dividends reinvested	1,490	1,394	1,000	1,859
Cost of shares redeemed	(480,252)	(181,453)	(397,606)	(368,677)
Redemption in-kind	—	—	(96,976)	—
Change in net assets from Select Class capital transactions	$(231,487)	$161,159	$(478,311)	$(209,067)

Institutional Class
Proceeds from shares issued	$11,141	$133,747	$5,017	$57,916
Dividends reinvested	1,002	2,863	1,416	2,099
Cost of shares redeemed	(151,592)	(292,212)	(75,320)	(50,306)
Redemption in-kind (See Note 8)	—	—	(3,000)	—
Change in net assets from Institutional Class capital transactions	$(139,449)	$(155,602)	$(71,887)	$9,709

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

	Tax Aware Short-Intermediate Income Fund		Tax Aware U.S. Equity Fund
	Year Ended 10/31/2006	Year Ended 10/31/2005	Year Ended 10/31/2006	Year Ended 10/31/2005
SHARE TRANSACTIONS:
Class A
Issued	—	—	109	283
Reinvested	—	—	3	3
Redeemed	—	—	(205)	(115)
Change in Class A Shares	—	—	(93)	171

Class B
Issued	—	—	5	7
Reinvested	—	—	1	1
Redeemed	—	—	(30)	(35)
Change in Class B Shares	—	—	(24)	(27)

Class C
Issued	—	—	2	16
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(5)	(13)
Change in Class C Shares	—	—	(3)	3

Select Class
Issued	13,564	34,510	862	9,378
Subscription in-kind (See Note 8)	11,782	—	—	—
Reinvested	153	141	56	109
Redeemed	(49,304)	(18,407)	(22,539)	(21,824)
Redemption in-kind (See Note 8)	—	—	(5,397)	—
Change in Select Class Shares	(23,805)	16,244	(27,018)	(12,337)

Institutional Class
Issued	1,143	13,519	405	4,978
Reinvested	103	290	114	175
Redeemed	(15,554)	(29,571)	(6,057)	(4,281)
Redemption in-kind (See Note 8)	—	—	(239)	—
Change in Institutional Class Shares	(14,308)	(15,762)	(5,777)	872

(a)	Amount is less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   47

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Aware Enhanced Income Fund
Year Ended October 31, 2006	$9.96	$0.29	(e)	$0.01	$0.30	$(0.29)	$—	$(0.29)
Year Ended October 31, 2005	9.99	0.20		(0.03)	0.17	(0.20)	—	(0.20)
Year Ended October 31, 2004	10.05	0.11		(0.06)	0.05	(0.11)	—	(0.11)
Year Ended October 31, 2003	10.08	0.14		(0.03)	0.11	(0.14)	—	(0.14)
November 30, 2001 (d) through October 31, 2002	10.10	0.16		(0.01)	0.15	(0.16)	(0.01)	(0.17)

Tax Aware Real Return Fund
Year Ended October 31, 2006	9.95	0.31		0.03 (f)	0.34	(0.28)	—	(0.28)
August 31, 2005 (d) through October 31, 2005	10.00	0.04	(e)	(0.05)	(0.01)	(0.04)	—	(0.04)

Tax Aware U.S. Equity Fund
Year Ended October 31, 2006	16.65	0.14	(e)	2.56	2.70	(0.17)	—	(0.17)
Year Ended October 31, 2005	16.16	0.16		0.49	0.65	(0.16)	—	(0.16)
Year Ended October 31, 2004	14.89	0.08	(e)	1.28	1.36	(0.09)	—	(0.09)
Year Ended October 31, 2003	12.86	0.09	(e)	2.01	2.10	(0.07)	—	(0.07)
Year Ended October 31, 2002	15.58	0.10		(2.71)	(2.61)	(0.11)	—	(0.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Calculated based upon average shares outstanding.

(f)	The amount shown at the Net realized and unrealized gains (losses) on investments caption is the balancing figure derived from the other amounts in the statement. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains or losses in the portfolio securities for the year because of the timing of sales and repurchases of the Fund’s shares in relation to the fluctuating market values for the Fund.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$9.97	3.02%	$3,694	0.75%	2.90%	0.96%		42%
9.96	1.68	7,479	0.75	1.89	1.02		75
9.99	0.47	15,684	0.75	1.04	1.03		95
10.05	1.12	22,000	0.75	1.38	1.00		241
10.08	1.42	19,000	0.75	1.55	1.06		186

10.01	3.45	752	0.90	2.99	3.22		1
9.95	(0.09)	620	0.90	2.45	11.03	(g)	12

19.18	16.29	7,581	1.10	0.80	1.13		32
16.65	3.99	8,132	1.10	0.89	1.24		46
16.16	9.15	5,130	1.10	0.57	1.74		59
14.89	16.37	5,000	1.10	0.68	1.90		13
12.86	(16.89)	5,000	1.10	0.52	1.88		27

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   49

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Aware U.S. Equity Fund
Year Ended October 31, 2006	$16.49	$0.05	(b)	$2.53	$2.58	$(0.08)	$—	$(0.08)
Year Ended October 31, 2005	16.00	0.07		0.49	0.56	(0.07)	—	(0.07)
Year Ended October 31, 2004	14.75	0.01	(b)	1.26	1.27	(0.02)	—	(0.02)
Year Ended October 31, 2003	12.76	0.02	(b)	1.99	2.01	(0.02)	—	(0.02)
Year Ended October 31, 2002	15.47	0.03		(2.71)	(2.68)	(0.03)	—	(0.03)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Calculated based upon average shares outstanding.

(c)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$18.99	15.68%	$2,370	1.60%	0.30%		1.63%	32%
16.49	3.51	2,458	1.60	0.53		1.79	46
16.00	8.62	2,814	1.60	0.07		2.24	59
14.75	15.82	3,000	1.60	0.18		2.40	13
12.76	(17.35)	3,000	1.60	0.00	(c)	2.39	27

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   51

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Aware Real Return Fund
Year Ended October 31, 2006	$9.95	$0.25		$0.04 (f)	$0.29	$(0.23)	$—	$(0.23)
August 31, 2005 (d) through October 31, 2005	10.00	0.03	(e)	(0.05)	(0.02)	(0.03)	—	(0.03)

Tax Aware U.S. Equity Fund
Year Ended October 31, 2006	16.46	0.05	(e)	2.52	2.57	(0.08)	—	(0.08)
Year Ended October 31, 2005	15.97	0.08		0.48	0.56	(0.07)	—	(0.07)
Year Ended October 31, 2004	14.72	0.02	(e)	1.25	1.27	(0.02)	—	(0.02)
Year Ended October 31, 2003	12.74	0.02	(e)	1.99	2.01	(0.03)	—	(0.03)
Year Ended October 31, 2002	15.45	0.04		(2.71)	(2.67)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Calculated based upon average shares outstanding.

(f)	The amount shown at the Net realized and unrealized gains (losses) on investments caption is the balancing figure derived from the other amounts in the statement. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains or losses in the portfolio securities for the year because of the timing of sales and repurchases of the Fund’s shares in relation to the fluctuating market values for the Fund.

(g)	Amount rounds to less than 0.01%.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$10.01	2.95%	$521	1.40%	2.47%		4.08%		1%
9.95	(0.16)	499	1.40	1.95		11.32	(h)	12

18.95	15.67	572	1.60	0.29		1.63		32
16.46	3.53	550	1.60	0.47		1.77		46
15.97	8.66	479	1.60	0.07		2.24		59
14.72	15.80	367	1.60	0.18		2.40		13
12.74	(17.35)	264	1.60	0.00	(g)	2.38		27

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of capital
Tax Aware Enhanced Income Fund
Year Ended October 31, 2006	$9.96	$0.31	(f)	$0.02	$0.33	$(0.31)	$—	$—
Year Ended October 31, 2005	9.99	0.22		(0.03)	0.19	(0.22)	—	—
Year Ended October 31, 2004	10.06	0.13		(0.07)	0.06	(0.13)	—	—
Year Ended October 31, 2003	10.08	0.17		(0.02)	0.15	(0.17)	—	—
Year Ended October 31, 2002	10.11	0.20		(0.02)	0.18	(0.20)	(0.01)	—

Tax Aware Large Cap Growth Fund
Year Ended October 31, 2006	15.86	0.01		1.44	1.45	(0.02)	—	—
Year Ended October 31, 2005	14.74	0.07		1.13	1.20	(0.07)	—	(0.01)
Year Ended October 31, 2004	14.79	0.01		(0.04)	(0.03)	(0.01)	—	(0.01)
Year Ended October 31, 2003	13.03	0.05		1.75	1.80	(0.04)	—	—
January 1, 2002 through October 31, 2002 (d)	17.39	0.04		(4.36)	(4.32)	(0.04)	—	—
November 1, 2001 through December 31, 2001 (e)	16.32	0.02		1.07	1.09	(0.02)	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to October 31.

(e)	The Fund changed its fiscal year end from October 31 to December 31.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

		Ratios/Supplemental data
				Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$(0.31)	$9.98	3.38%	$47,821	0.50%	3.13%	0.71%	42%
(0.22)	9.96	1.92	104,716	0.50	2.08	0.71	75
(0.13)	9.99	0.63	362,177	0.50	1.30	0.68	95
(0.17)	10.06	1.48	444,000	0.50	1.61	0.69	241
(0.21)	10.08	1.75	278,000	0.50	1.94	0.70	186

(0.02)	17.29	9.14	49,576	0.85	0.07	0.87	38
(0.08)	15.86	8.12	138,366	0.85	0.54	0.87	75
(0.02)	14.74	(0.21)	198,972	0.85	0.07	0.87	129
(0.04)	14.79	13.84	268,000	0.85	0.35	0.87	35
(0.04)	13.03	(24.84)	257,000	0.68	0.34	0.85	46
(0.02)	17.39	6.70	433,000	0.55	0.56	0.85	3

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Aware Real Return Fund
Year Ended October 31, 2006	$9.95	$0.30		$0.06 (f)	$0.36	$(0.30)	$—	$(0.30)
August 31, 2005 (d) through October 31, 2005	10.00	0.04	(e)	(0.05)	(0.01)	(0.04)	—	(0.04)

Tax Aware Short-Intermediate Income Fund
Year Ended October 31, 2006	9.75	0.34		0.01	0.35	(0.34)	—	(0.34)
Year Ended October 31, 2005	10.00	0.27		(0.24)	0.03	(0.28)	—	(0.28)
Year Ended October 31, 2004	10.05	0.23		(0.05)	0.18	(0.23)	—	(0.23)
December 20, 2002 (d) through October 31, 2003	10.00	0.19	(e)	0.04	0.23	(0.18)	—	(0.18)

Tax Aware U.S. Equity Fund
Year Ended October 31, 2006	16.68	0.20	(e)	2.54	2.74	(0.20)	—	(0.20)
Year Ended October 31, 2005	16.18	0.23		0.47	0.70	(0.20)	—	(0.20)
Year Ended October 31, 2004	14.90	0.13	(e)	1.28	1.41	(0.13)	—	(0.13)
Year Ended October 31, 2003	12.88	0.12	(e)	2.01	2.13	(0.11)	—	(0.11)
Year Ended October 31, 2002	15.59	0.10		(2.69)	(2.59)	(0.12)	—	(0.12)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Calculated based upon average shares outstanding.

(f)	The amount shown at the Net realized and unrealized gains (losses) on investments caption is the balancing figure derived from the other amounts in the statement. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains or losses in the portfolio securities for the year because of the timing of sales and repurchases of the Fund’s shares in relation to the fluctuating market values for the Fund.

(g)	Includes interest expense for custody overdraft of 1 basis point.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$10.01	3.72%	$407,100	0.65%		3.33%	0.89%		1%
9.95	(0.06)	1,000	0.65		2.70	10.57	(h)	12

9.76	3.61	275,161	0.56	(g)	3.41	0.65		73
9.75	0.33	507,008	0.55		2.81	0.65		118
10.00	1.86	357,317	0.55		2.38	0.69		185
10.05	2.28	201,000	0.50		2.22	0.72		274

19.22	16.56	288,494	0.84		1.12	0.87		32
16.68	4.29	701,050	0.84		1.28	0.86		46
16.18	9.46	879,507	0.84		0.83	0.90		59
14.90	16.64	630,000	0.84		0.92	0.93		13
12.88	(16.70)	187,000	0.84		0.73	0.97		27

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Aware Disciplined Equity Fund
Year Ended October 31, 2006	$16.16	$0.23		$2.42	$2.65	$(0.23)	$—	$(0.23)
Year Ended October 31, 2005	15.30	0.24		0.85	1.09	(0.23)	—	(0.23)
Year Ended October 31, 2004	14.02	0.16		1.29	1.45	(0.17)	—	(0.17)
Year Ended October 31, 2003	11.74	0.15		2.28	2.43	(0.15)	—	(0.15)
Year Ended October 31, 2002	14.36	0.14		(2.57)	(2.43)	(0.19)	—	(0.19)

Tax Aware Enhanced Income Fund
Year Ended October 31, 2006	9.95	0.34	(e)	0.01	0.35	(0.33)	—	(0.33)
Year Ended October 31, 2005	9.98	0.23		(0.01)	0.22	(0.25)	—	(0.25)
Year Ended October 31, 2004	10.05	0.15		(0.06)	0.09	(0.16)	—	(0.16)
Year Ended October 31, 2003	10.07	0.19		(0.02)	0.17	(0.19)	—	(0.19)
Year Ended October 31, 2002	10.10	0.22		(0.01)	0.21	(0.23)	(0.01)	(0.24)

Tax Aware Real Return Fund
Year Ended October 31, 2006	9.95	0.32		0.07 (f)	0.39	(0.32)	—	(0.32)
August 31, 2005 (d) through October 31, 2005	10.00	0.05	(e)	(0.05)	—	(0.05)	—	(0.05)

Tax Aware Short-Intermediate Income Fund
Year Ended October 31, 2006	9.75	0.41		(0.04)	0.37	(0.35)	—	(0.35)
Year Ended October 31, 2005	10.00	0.30		(0.25)	0.05	(0.30)	—	(0.30)
Year Ended October 31, 2004	10.05	0.26		(0.06)	0.20	(0.25)	—	(0.25)
December 20, 2002 (d) through October 31, 2003	10.00	0.20	(e)	0.04	0.24	(0.19)	—	(0.19)

Tax Aware U.S. Equity Fund
Year Ended October 31, 2006	11.71	0.15	(e)	1.79	1.94	(0.24)	—	(0.24)
Year Ended October 31, 2005	11.42	0.18		0.34	0.52	(0.23)	—	(0.23)
Year Ended October 31, 2004	10.57	0.11	(e)	0.89	1.00	(0.15)	—	(0.15)
Year Ended October 31, 2003	9.17	0.11	(e)	1.42	1.53	(0.13)	—	(0.13)
Year Ended October 31, 2002	11.15	0.12		(1.94)	(1.82)	(0.16)	—	(0.16)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Calculated based upon average shares outstanding.

(f)	The amount shown at the Net realized and unrealized gains (losses) on investments caption is the balancing figure derived from the other amounts in the statement. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains or losses in the portfolio securities for the year because of the timing of sales and repurchases of the Fund’s shares in relation to the fluctuating market values for the Fund.

(g)	Includes interest expense for custody overdraft of 1 basis point.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$18.58	16.54%	$621,508	0.55%		1.40%	0.59%		26%
16.16	7.11	376,879	0.55		1.47	0.64		24
15.30	10.40	201,520	0.55		1.14	0.69		31
14.02	20.91	181,000	0.55		1.21	0.71		46
11.74	(17.13)	194,000	0.55		0.93	0.70		60

9.97	3.62	57,762	0.25		3.42	0.56		42
9.95	2.18	87,828	0.25		2.19	0.56		75
9.98	0.88	744,157	0.25		1.55	0.53		95
10.05	1.73	2,068,000	0.25		1.88	0.53		241
10.07	2.01	1,671,000	0.25		2.20	0.54		186

10.02	3.94	29,263	0.50		3.45	1.45		1
9.95	(0.04)	3,010	0.50		2.85	10.42	(h)	12

9.77	3.86	47,568	0.41	(g)	3.51	0.50		73
9.75	0.48	187,056	0.40		2.92	0.51		118
10.00	2.02	349,338	0.40		2.49	0.55		185
10.05	2.41	336,000	0.35		2.34	0.57		274

13.41	16.75	75,507	0.70		1.24	0.72		32
11.71	4.50	133,590	0.70		1.37	0.71		46
11.42	9.50	120,379	0.70		0.97	0.76		59
10.57	16.89	105,000	0.70		1.09	0.79		13
9.17	(16.50)	41,000	0.70		0.92	0.84		27

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   59

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2006

1. Organization

JPMorgan Trust I (“JPM I”) (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Tax Aware Disciplined Equity Fund	Institutional Class
Tax Aware Enhanced Income Fund	Class A, Select Class and Institutional Class
Tax Aware Large Cap Growth Fund	Select Class
Tax Aware Real Return Fund	Class A, Class C, Select Class and Institutional Class
Tax Aware Short-Intermediate Income Fund	Select Class and Institutional Class
Tax Aware U.S. Equity Fund	Class A, Class B, Class C, Select Class and Institutional Class

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

Effective August 1, 2006, the maximum sales charges incurred on sales of Class A Shares of the Funds changed as noted below:

	Sales Charge Effective August 1, 2006	Sales Charge Prior to August 1, 2006
Tax Aware Enhanced Income Fund	2.25%	3.00%
Tax Aware Real Return Fund	3.75	4.50

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third-party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which

60   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following table lists the market value and percentage of net assets of illiquid securities of the following Fund as of October 31, 2006 (amounts in thousands):

	Illiquid
	Amount	Percentage
Tax Aware Enhanced Income Fund	$11,822	10.8%

C.  Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contacts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

The Funds may invest in exchange traded futures for hedging purposes, to either modify the duration of the portfolio, modify the yield curve exposure of the portfolio, or in anticipation of buying or selling a specific security.

As of October 31, 2006, the Funds do not have any futures contracts outstanding.

D.  Swaps — The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

The Funds may also engage in credit default contracts which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default or bankruptcy). Under the terms of the contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Funds may enter into credit default contracts in which they or their counterparties act as guarantors. By acting as the guarantor of the contract, the Funds assume the market and credit risk of the underlying instrument including liquidity and loss of value which may exceed the value of the swap contract shown in the Statement of Assets and Liabilities.

Premiums paid to or by the Funds are accrued daily and included in realized gain (loss) on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

As of October 31, 2006, the JPMorgan Tax Aware Real Return Fund had outstanding swap agreements as listed on its Schedule of Portfolio Investments.

E.  Commitments — The Funds may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value of the underlying securities sold. Market risk exists on these

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   61

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2006 (continued)

commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

F.  Dollar Rolls — The Funds may enter into dollar rolls, principally using To Be Announced (TBA) securities, in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

As of October 31, 2006, the Funds do not have any TBA Dollar Rolls outstanding.

G.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Tax Aware Disciplined Equity Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to segregate assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Dividends and Distributions to Shareholders — Tax Aware Enhanced Income Fund, Tax Aware Short-Intermediate Income Fund and Tax Aware Real Return Fund declare and pay dividends from net investment income monthly. Tax Aware Disciplined Equity Fund, Tax Aware Large Cap Growth Fund and Tax Aware U.S. Equity Fund declare and pay dividends from net investment income quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

62   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital		Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Tax Aware Disciplined Equity Fund	$4,689		$(20)	$(4,669)
Tax Aware Large Cap Growth Fund	(24)		24	— (a)
Tax Aware Real Return Fund	—	(a)	2	(2)
Tax Aware U.S. Equity Fund	24,591		(12)	(24,579)

(a)	Amounts round to less than $1,000

Tax Aware Disciplined Equity Fund’s reclassifications relate primarily to redemptions in-kind and distributions received from investments in REIT’s. Tax Aware Large Cap Growth Fund’s reclassifications relate primarily to taxable overdistributions and deferred compensation. Tax Aware Real Return Fund’s reclassifications relate primarily to non deductible offering costs. Tax Aware U.S. Equity Fund’s reclassifications relate primarily to redemptions in-kind and excise tax paid.

L. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Tax Aware Disciplined Equity Fund	0.35%
Tax Aware Enhanced Income Fund	0.25
Tax Aware Large Cap Growth Fund	0.40
Tax Aware Real Return Fund	0.35
Tax Aware Short-Intermediate Income Fund	0.25
Tax Aware U.S. Equity Fund	0.45

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements from the money market funds for the period ended are as follows (amounts in thousands):

Tax Aware Disciplined Equity Fund	$8
Tax Aware Enhanced Income Fund	11
Tax Aware Large Cap Growth Fund	1
Tax Aware Real Return Fund	14
Tax Aware Short-Intermediate Income Fund	12
Tax Aware U.S. Equity Fund	6

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   63

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2006 (continued)

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

No distribution fees or expenses were waived or reimbursed by the Distributor for the year ended October 31, 2006.

	Class A	Class B	Class C
Tax Aware Disciplined Equity Fund	n/a	n/a	n/a
Tax Aware Enhanced Income Fund	0.25%	n/a	n/a
Tax Aware Large Cap Growth Fund	n/a	n/a	n/a
Tax Aware Real Return Fund	0.25	n/a	0.75%
Tax Aware Short-Intermediate Income Fund	n/a	n/a	n/a
Tax Aware U.S. Equity Fund	0.25	0.75%	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2006, the Distributor retained the following amounts (in thousands):

	Front End Sales Charge		CDSC
Tax Aware Enhanced Income Fund	$—	(a)	$—
Tax Aware Real Return Fund	—	(a)	—
Tax Aware U.S. Equity Fund	8		7

(a)	Amount rounds to less than $1,000

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
Tax Aware Disciplined Equity Fund	n/a	n/a	n/a	n/a	0.10%
Tax Aware Enhanced Income Fund	0.25%	n/a	n/a	0.25%	0.10
Tax Aware Large Cap Growth Fund	n/a	n/a	n/a	0.25	n/a
Tax Aware Real Return Fund	0.25	n/a	0.25%	0.25	0.10
Tax Aware Short-Intermediate Income Fund	n/a	n/a	n/a	0.25	0.10
Tax Aware U.S. Equity Fund	0.25	0.25%	0.25	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

64   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
Tax Aware Disciplined Equity Fund	n/a	n/a	n/a	n/a	0.55%
Tax Aware Enhanced Income Fund	0.75%	n/a	n/a	0.50%	0.25
Tax Aware Large Cap Growth Fund	n/a	n/a	n/a	0.85	n/a
Tax Aware Real Return Fund	0.90	n/a	1.40%	0.65	0.50
Tax Aware Short-Intermediate Income Fund	n/a	n/a	n/a	0.55	0.40
Tax Aware U.S. Equity Fund	1.10	1.60%	1.60	0.84	0.70

The contractual expense limitation agreements were in effect for the year ended October 31, 2006. The expense limitation percentages in the table above are in place until at least February 29, 2008.

For the year ended October 31, 2006, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
Tax Aware Disciplined Equity Fund	$—	$125	$70	$195	$—
Tax Aware Enhanced Income Fund	280	22	70	372	—
Tax Aware Large Cap Growth Fund	20	—	—	20	—
Tax Aware Real Return Fund	47	26	45	118	220
Tax Aware Short-Intermediate Income Fund	—	36	359	395	—
Tax Aware U.S. Equity Fund	—	115	50	165	—

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2006, Tax Aware U.S. Equity Fund incurred approximately $117,000 as brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Disciplined Equity Fund	$309,253	$127,619
Tax Aware Enhanced Income Fund	28,468	44,584
Tax Aware Large Cap Growth Fund	37,518	130,881
Tax Aware Real Return Fund	405,381	1,367
Tax Aware Short-Intermediate Income Fund	318,559	769,877
Tax Aware U.S. Equity Fund	191,678	638,883

During the year ended October 31, 2006, there were no purchases or sales of U.S. Government securities.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   65

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2006 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2006, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Disciplined Equity Fund	$519,987	$104,225	$2,732	$101,493
Tax Aware Enhanced Income Fund	108,256	256	82	174
Tax Aware Large Cap Growth Fund	34,202	15,677	490	15,187
Tax Aware Real Return Fund	446,744	5,198	28	5,170
Tax Aware Short-Intermediate Income Fund	322,643	1,443	4,482	(3,039)
Tax Aware U.S. Equity Fund	291,426	85,289	429	84,860

The difference between book and tax basis appreciation (depreciation) for the Funds relate primarily to wash sale loss deferrals and return of capital on REIT securities (for Tax Aware Disciplined Equity Fund).

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax Exempt Income	Total Distributions Paid
Tax Aware Disciplined Equity Fund	$6,795	$—	$6,795
Tax Aware Enhanced Income Fund	852	3,640	4,492
Tax Aware Large Cap Growth Fund	91	—	91
Tax Aware Real Return Fund	—	3,447	3,447
Tax Aware Short-Intermediate Income Fund	3,358	11,411	14,769
Tax Aware U.S. Equity Fund	7,619	—	7,619

The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax Return of Capital	Total Taxable Income	Tax Exempt Income	Total Distributions Paid
Tax Aware Disciplined Equity Fund	$3,694	$—	$3,694	$—	$3,694
Tax Aware Enhanced Income Fund	2,008	—	2,008	5,258	7,266
Tax Aware Large Cap Growth Fund	906	47	953	—	953
Tax Aware Real Return Fund	13	—	13	9	22
Tax Aware Short-Intermediate Income Fund	3,616	—	3,616	17,998	21,614
Tax Aware U.S. Equity Fund	13,087	—	13,087	—	13,087

At October 31, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or (Tax Basis Capital Loss Carryover)	Current Distributable Tax Exempt Income	Unrealized Appreciation (Depreciation)
Tax Aware Disciplined Equity Fund	$561	$(117,348)	$—	$101,493
Tax Aware Enhanced Income Fund	—	(25,378)	30	174
Tax Aware Large Cap Growth Fund	—	(111,257)	—	15,187
Tax Aware Real Return Fund	—	(16)	400	(638)
Tax Aware Short-Intermediate Income Fund	158	(21,575)	555	(3,039)
Tax Aware U.S. Equity Fund	53	(10,838)	—	84,860

For the Funds, the cumulative timing differences primarily consist of deferred compensation, wash sale loss deferrals (for Tax Aware Disciplined Equity Fund, Tax Aware Large Cap Growth Fund, Tax Aware U.S. Equity Fund and Tax Aware Real Return Fund), outstanding REIT return of capital (for Tax Aware Disciplined Equity Fund), distributions payable (for Tax Aware Real Return Fund) and dividends payable (for Tax Aware Short-Intermediate Income Fund).

66   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

As of October 31, 2006, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2008	2009	2010	2011	2012	2013	2014	Total
Tax Aware Disciplined Equity Fund	$14,099	$36,383	$50,933	$15,933	$—	$—	$—	$117,348
Tax Aware Enhanced Income Fund	—	—	1,458	6,200	15,790	1,699	231	25,378
Tax Aware Large Cap Growth Fund	—	37,899	37,057	30,037	4,152	2,112	—	111,257
Tax Aware Real Return Fund	—	—	—	—	—	—	16	16
Tax Aware Short-Intermediate Income Fund	—	—	—	4,405	3,570	2,871	10,729	21,575
Tax Aware U.S. Equity Fund	—	—	—	—	—	10,838	—	10,838

During the year ended October 31, 2006, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Tax Aware Disciplined Equity Fund	$1,061
Tax Aware Enhanced Income Fund	—
Tax Aware Large Cap Growth Fund	12,367
Tax Aware Real Return Fund	—
Tax Aware Short-Intermediate Income Fund	—
Tax Aware U.S. Equity Fund	72,128

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Funds do not have outstanding borrowings from another fund or from the unsecured uncommitted credit facility as of October 31, 2006. Average borrowings for the year ended October 31, 2006, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Tax Aware Disciplined Equity Fund	$1,692	11	$3
Tax Aware Enhanced Income Fund	572	5	—	(a)
Tax Aware Large Cap Growth Fund	367	1	—	(a)
Tax Aware Short-Intermediate Income Fund	4,211	51	27
Tax Aware U.S. Equity Fund	1,489	25	5

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   67

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2006 (continued)

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Transfers-in-Kind

For the period ended October 31, 2006, certain shareholders of the Tax Aware Disciplined Equity Fund redeemed Institutional Class Shares and certain shareholders of the Tax Aware U.S. Equity Fund redeemed Select and Institutional Class Shares and the Funds paid the redemption proceeds primarily by means of a redemption in-kind of the Funds’ portfolio securities in exchange for shares of the Funds. Cash and portfolio securities were transferred on the dates, at the market values listed, and gains for book purposes which resulted from the redemptions in-kind are listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
Tax Aware Disciplined Equity Fund
	04/25/06	$1,053	$335	Redemption in-kind
	05/18/06	15,156	4,348	Redemption in-kind
		$16,209	$4,683

Tax Aware U.S. Equity Fund
	03/28/06	$3,000	$771	Redemption in-kind
	05/12/06	96,976	24,031	Redemption in-kind
		$99,976	$24,802

After the close of business on February 3, 2006, the JPMorgan Chase Bank Short Intermediate Municipal Bond Trust, a common trust fund managed by JPMorgan Chase Bank, N.A., transferred securities in-kind to the Tax Aware Short-Intermediate Income Fund in a tax-free exchange. The JPMorgan Chase Bank Short Intermediate Municipal Bond Trust purchased 11,782 (in thousands) Select Class Shares of the Tax Aware Short-Intermediate Income Fund and the Tax Aware Short-Intermediate Income Fund received portfolio securities with a market value of $114,991 (amounts in thousands), including net unrealized depreciation of $521 (in thousands), in exchange for these shares. The cost basis of the portfolio securities transferred to the Tax Aware Short-Intermediate Income Fund is equal to the JPMorgan Chase Bank Short Intermediate Municipal Bond Trust’s cost of the securities at the time of the in-kind transfer.

68   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Large Cap Growth Fund, JPMorgan Tax Aware Real Return Fund, JPMorgan Tax Aware Short-Intermediate Income Fund and JPMorgan Tax Aware U.S. Equity Fund (each a portfolio of JPMorgan Trust I and hereafter collectively referred to as the “Funds”) at October 31, 2006, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2006

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   69

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.

Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.

John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.

Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.

Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

70   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   71

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

72   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.
Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   73

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
October 31, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006, and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2006	Ending Account Value, October 31, 2006	Expenses Paid During May 1, 2006 to October 31, 2006	Annualized Expense Ratio
Tax Aware Disciplined Equity Fund
Institutional Class
Actual*	$1,000.00	$1,067.30	$2.87	0.55%
Hypothetical*	1,000.00	1,022.43	2.80	0.55

Tax Aware Enhanced Income Fund
Class A
Actual*	1,000.00	1,016.60	3.81	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Select Class
Actual*	1,000.00	1,018.90	2.54	0.50
Hypothetical*	1,000.00	1,022.68	2.55	0.50
Institutional Class
Actual*	1,000.00	1,020.30	1.27	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25

Tax Aware Large Cap Growth Fund
Select Class
Actual*	1,000.00	1,013.60	4.31	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85

74   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

	Beginning Account Value, May 1, 2006	Ending Account Value, October 31, 2006	Expenses Paid During May 1, 2006 to October 31, 2006	Annualized Expense Ratio
Tax Aware Real Return Fund
Class A
Actual*	$1,000.00	$1,023.50	$4.59	0.90%
Hypothetical*	1,000.00	1,020.67	4.58	0.90
Class C
Actual*	1,000.00	1,020.90	7.18	1.41
Hypothetical*	1,000.00	1,018.10	$7.17	1.41
Select Class
Actual*	1,000.00	1,024.90	$3.32	0.65
Hypothetical*	1,000.00	1,021.93	$3.31	0.65
Institutional Class
Actual*	1,000.00	1,025.50	$2.55	0.50
Hypothetical*	1,000.00	1,022.68	$2.55	0.50

Tax Aware Short-Intermediate Income Fund
Select Class
Actual*	1,000.00	1,025.50	$2.81	0.55
Hypothetical*	1,000.00	1,022.43	$2.80	0.55
Institutional Class
Actual*	1,000.00	1,027.20	$2.04	0.40
Hypothetical*	1,000.00	1,023.19	$2.04	0.40

Tax Aware U.S. Equity Fund
Class A
Actual*	1,000.00	1,065.90	5.73	1.10
Hypothetical*	1,000.00	1,019.66	5.60	1.10
Class B
Actual*	1,000.00	1,063.20	8.32	1.60
Hypothetical*	1,000.00	1,017.14	8.13	1.60
Class C
Actual*	1,000.00	1,063.40	8.32	1.60
Hypothetical*	1,000.00	1,017.14	8.13	1.60
Select Class
Actual*	1,000.00	1,067.20	4.38	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Institutional Class
Actual*	1,000.00	1,068.60	3.65	0.70
Hypothetical*	1,000.00	1,021.68	3.57	0.70

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   75

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the ‘40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the Funds’ performance in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Adviser, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMF”) an affiliate of the Adviser was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, the benefits that had been derived by the Fund from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser

At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of

76   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMF and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Adviser are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Adviser, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief
Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Tax Aware Disciplined Equity Fund, Tax Aware Enhanced Income Fund, Tax Aware Large Cap Growth Fund, Tax Aware Real Return Fund, Tax Aware Short-Intermediate Income Fund and Tax Aware U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. For Funds which had less than one full year of performance at the time of the review, the Trustees received and considered performance data since inception in a report prepared by Management and expense information in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the independent consultant. The Trustees also considered the special analysis by the independent consultant of the performance of the Funds with greater than one year of performance history. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   77

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the Tax Aware Disciplined Equity Fund’s performance in the fourth, second and second quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

The Trustees noted the Tax Aware Enhanced Income Fund’s performance in the first and fourth quintiles for the one and three year periods, respectively, and concluded that the performance was reasonable.

The Trustees noted the Tax Aware Large Cap Growth Fund’s performance in the third, fifth and third quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

The Trustees noted that the prospects for acceptable performance of the Tax Aware Real Return Fund appeared strong based on both the team and investment approach proposed for the Tax Aware Real Return Fund. The Trustees requested the Fund’s Adviser to similarly review the Fund with members of the Fixed Income subcommittee at each of their regular meetings over the course of the year.

The Trustees noted the Tax Aware Short-Intermediate Income Fund’s performance in the third and fourth quintiles for the one and three year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance of the Fund with the Adviser and were satisfied with the actions being taken.

The Trustees noted the Tax Aware U.S. Equity Fund’s performance in the fifth, fourth and third quintiles for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance of the Fund with the Adviser and were satisfied with the actions being taken.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Tax Aware Disciplined Equity Fund’s was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Tax Aware Enhanced Income Fund’s was considered reasonable recognizing that the net advisory fee was in the first quintile and the total actual expenses were in the third quintile of its Universe Group.

The Trustees noted that the Tax Aware Large Cap Growth Fund’s fee was considered reasonable recognizing that the net advisory fee was in the first quintile and the total actual expenses were in the second quintile of its Universe Group.

The Trustees noted that the Tax Aware Real Return Fund’s fee was considered reasonable recognizing that the net advisory fee was in the first quintile and total actual expenses were in the third quintile of its Universe Group.

The Trustees noted that the Tax Aware Short-Intermediate Income Fund’s fee was considered reasonable recognizing that the net advisory fee was in the second quintile and the total actual expenses were in the third quintile of its Universe Group.

The Trustees noted that the Tax Aware U.S. Equity Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the second quintile of its Universe Group.

78   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be received under separate cover.

Funds with Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended October 31, 2006:

Dividend Received Deduction
Tax Aware Disciplined Equity Fund	100.00%
Tax Aware Large Cap Growth Fund	100.00%
Tax Aware U.S. Equity Fund	100.00%

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the maximum amount of ordinary income distributions to be treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Tax Aware Disciplined Equity Fund	$6,795
Tax Aware Large Cap Growth Fund	91
Tax Aware U.S. Equity Fund	7,619

Funds with Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended October 31, 2006

Exempt Distributions Paid
Tax Aware Enhanced Income Fund	81.04%
Tax Aware Real Return Fund	100.00%
Tax Aware Short-Intermediate Income Fund	77.26%

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   79

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. October 2006.	AN-TA-1006

ANNUAL REPORT OCTOBER 31, 2006

JPMorgan Funds

Tax Aware

Funds

JPMorgan Tax Aware Core Equity Fund
JPMorgan Tax Aware Diversified Equity Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Tax Aware Core Equity Fund	2
JPMorgan Tax Aware Diversified Equity Fund	4
Schedules of Portfolio Investments	6
Financial Statements	12
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	23
Trustees	24
Officers	26
Schedule of Shareholder Expenses	28
Board Approval of Investment Advisory Agreements	29
Tax Letter	32

HIGHLIGHTS

•	FOMC employed consistent schedule of rate hikes until August 2006

•	Treasury prices and yields varied as investors tried to anticipate the Fed’s next move

•	Labor market showed great improvement, with reduced jobless claims and unemployment rates

•	Housing data fluctuated during the period before stabilizing in October

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
NOVEMBER 15, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Tax Aware Funds. Inside, you’ll find information detailing the performance of the Funds for the period ended October 31, 2006, along with reports from the portfolio managers.

“Market sentiment appears to have become more optimistic, in light of recent data on both inflation and economic growth.”

The U.S. economy grew at a 1.8% annual pace in the fourth quarter of 2005, a slowdown from 4.1% in the previous quarter. The decline was due in large part to a decrease in auto sales and effects of Hurricane Katrina. However, the economy demonstrated resilience at the start of 2006, with the labor market showing great improvement as jobless claims edged below 300,000 and the unemployment rate dropped to 4.7%. Consumer confidence was volatile throughout the period, affected by rising interest rates and high energy prices. The Conference Board Consumer Confidence Index hit 103.8 in December 2005, and continued to rise through April when it reached 109.6, despite oil prices topping $75 a barrel. In August, the Index fell below 100 for the first time since November 2005, before moving higher in October, ending the month at 105.4.

Housing data fluctuated, while new home sales rose to a record 1.28 million for all of 2005, sales of existing homes fell in December to their lowest point in nearly two years. By March, home starts fell while sales of new homes increased. By July, data reflected a continued slowdown in the housing sector with new and existing home sales declining, with the latter falling for the third consecutive month. Autumn brought a tentative sign of stabilization in the market, as falling home prices prompted an increase of 5.3% in new home sales in October.

Equity Markets Steady

As 2005 ended positively for equity markets, the new year started with the Dow Jones Industrial Average (DJIA) rising above 11,000 for the first time since 2001. Robust consumer spending, employment and manufacturing reports supported positive market returns early in the year. In the spring, U.S. equities were boosted by strong corporate earnings data, but the second quarter ended mixed with investors reacting to weak regional manufacturing reports, and Federal Reserve (Fed) statements hinting that the two-year string of rate increases could end. Late in the period, the NASDAQ Composite and the S&P 500 Indexes rose along with the DJIA, which presented its best third quarter in over a decade, in part due to lower oil prices and reports showing stronger consumer sentiment and expanded business activity.

Federal Reserve Halts String of Rate Increases

While interest rate hikes by the Federal Open Market Committee (FOMC) were on a consistent 25-basis point (bps) schedule, the year did include the transition from long-time Fed Chairman Alan Greenspan to new Chairman Ben S. Bernanke. While rates had been steadily increased since June 2004, the market consensus by the spring was that the FOMC was near the end of its tightening cycle. However, comments by Bernanke in March sparked a reassessment. On March 28, the first FOMC meeting chaired by Bernanke, the fed funds rate was increased by 25 bps, the 15th consecutive rate increase since June 2004. Yet, towards of the period, the Fed did not increase rates at the meeting on August 8, then again at the September 20 meeting, noting that economic growth was likely to strengthen next year as the housing correction eases and that “economic expansion would probably track close to the rate of growth of the economy’s potential next year and in 2008.”

Treasuries Fluctuate

Treasury yields varied as investors tried to anticipate the Fed’s next move. By the end of 2005, two-year Treasuries were trading at 4.40% before moving slightly upward in early 2006. The 30-year Treasury declined slightly in late 2005 to 4.54% before increasing to 4.90% by the end of March. A weaker-than-anticipated non-farm payrolls report in June led to a rally in both Treasuries and municipals, but growing fears of inflation and an increase in primary and secondary supply led to a significant pullback. Treasury and municipal prices continued to stabilize in September on favorable economic data. A drop in U.S. consumer confidence in October led to a rally in Treasuries, with the 30-year long bond yielding 4.72%.

Outlook

Market sentiment appears to have become more optimistic, in light of recent data on both inflation and economic growth. However, a continuing tight labor market and evidence of consumer resilience may lead to a resurgence of concern about inflation, which would likely unsettle the equity markets, as it could bring the possibility of further monetary tightening into the picture. We believe that the economy should ultimately enjoy a soft landing but expect some more anxious moments along the way.

On behalf of all of us at JPMorgan Asset Management, thank you for the continued confidence and trust you have placed in us. We look forward to serving your investment needs for many years to come.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   1

JPMorgan Tax Aware Core Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 3, 2006
Fiscal Year End	October 31
Net Assets as of 10/31/2006 (In Thousands)	$232,261
Primary Benchmark	S&P 500 Index

Q:   HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Core Equity Fund, which seeks to provide high after tax total return from a portfolio of selected equity securities, returned 11.70% (Select Class Shares) over the since-inception period ended October 31, 2006, compared to the 9.17% return for the S&P 500 Index over the same period.*

Q:   WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due to stock selection in the insurance, industrial cyclical and media sectors. The Fund’s overweight in Oracle Corp. contributed positively to performance due to the company’s strong revenue numbers for the year and double-digit growth. The company exceeded expectations in virtually all of its target areas, posting superior operating and profit margins. Comcast Corp. also supported returns, with results that repeatedly exceeded consensus expectations. Continued success of the company’s popular “triple-play” bundle, which combines broadband, digital telephone and cable television capabilities in one convenient package, allowed it to ramp up its customer base, further bolstering revenue growth.

On the negative side, stock selection in the telecommunication, finance and semiconductor sectors hurt returns. Detracting from returns was an overweight position in Corning Inc., whose shares were bid lower despite posting positive third-quarter results. While the three fundamental pieces of the company’s story — liquid crystal display (LCD) volume growth, revenue growth and profitability — remain intact, investors were unsettled by management’s announcement of a lowered sales guidance figure for the fourth quarter. Sprint-Nextel Corp. also dragged on performance, as the stock suffered from repeated earnings misses and disappointing consumer demand for wireless products. A number of mid-year analyst downgrades and the spin-off of successful local phone division Embarq further deflated expectations.

Q:   HOW WAS THE FUND MANAGED?

A:	The Fund seeks to exploit mispriced stocks, which are cheap relative to fair value, and to avoid owning expensive stocks. We continue to focus on high-quality names to take advantage of a potential broad-based shift toward higher quality due to mispricings in equity markets. Although downside risks remain, we believe that an economic slowdown will be necessary to conclusively arrest the inflation threat. We currently have a positive exposure to size, due entirely to our bottom-up fundamental approach, and continue to search for companies with strong fundamentals.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

PORTFOLIO COMPOSITION**

Financials	21.5%
Information Technology	16.7
Consumer Discretionary	12.4
Health Care	12.4
Industrials	11.3
Consumer Staples	9.8
Energy	8.8
Utilities	2.3
Telecommunication Services	2.0
Materials	1.9
Short-Term Investments	1.7

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Citigroup, Inc.	3.5%
2.	Bank of America Corp.	3.2
3.	Microsoft Corp.	2.8
4.	Exxon Mobil Corp.	2.7
5.	Altria Group, Inc.	2.7
6.	Pfizer, Inc.	2.6
7.	General Electric Co.	2.6
8.	Comcast Corp., Special Class A	2.3
9.	Wal-Mart Stores, Inc.	2.3
10.	McDonald’s Corp.	2.2

**	Percentages indicated are based upon net assets as of October 31, 2006. The Fund’s composition is subject to change.

2   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

TOTAL RETURNS AS OF OCTOBER 31, 2006

	INCEPTION DATE	SINCE INCEPTION
SELECT CLASS SHARES	2/3/06	11.70%

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 3, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Core Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from February 3, 2006 to October 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

The Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   3

JPMorgan Tax Aware Diversified Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 3, 2006
Fiscal Year End	October 31
Net Assets as of 10/31/2006 (In Thousands)	$229,941
Primary Benchmark	S&P 500 Index

Q:   HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Diversified Equity Fund, which seeks to provide high after tax total return through capital appreciation and growth of income from a portfolio of selected equity securities of large and medium U.S. companies, returned 10.08% (Select Class Shares) over the since-inception period ended October 31, 2006, compared to the 9.17% return for the S&P 500 Index over the same period.*

Q:   WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due to stock selection in the industrial cyclical, insurance, and software and service sectors. The Fund’s overweight in Oracle Corp. contributed positively to performance due to the company’s strong revenue numbers for the year and double-digit growth. The company exceeded expectations in virtually all of its target areas, posting superior operating and profit margins. Goldman Sachs Group, Inc., a global investment banking firm, continued to post abnormally strong year-over-year growth in most of its lines of business. The company leads its industry in profits, return on equity (ROE) and growth rate, establishing it as a global leader expanding throughout developing and emerging markets. The company recently underwrote the largest initial public offering (IPO) in history for the Chinese bank ICBC and continues to maintain the gap between it and its peers.

On the negative side, stock selection in the semiconductor, consumer cyclical and retail sectors hurt returns. Detracting from returns was an overweight position in Corning Inc., whose shares were bid lower despite posting positive third-quarter results. While the three fundamental pieces of the company’s story — liquid crystal display (LCD) volume growth, revenue growth and profitability — remain intact, investors were unsettled by management’s announcement of a lowered sales guidance figure for the fourth quarter. QUALCOMM, Inc. also negatively impacted performance due to recent legal battles with its competitors. The company’s shares fell — despite analyst upgrades, strong earnings-per-share (EPS) growth and increased guidance — after it announced a lawsuit against Nokia in May.

Q:   HOW WAS THE FUND MANAGED?

A:	We believe that an economic slowdown will be necessary to conclusively arrest the inflation threat. The Fund is managed in a diversified, risk-aware approach with an emphasis on companies that are undervalued relative to fair value. The Fund has a lower price/earnings (PE) ratio than its index, with a higher long-term growth rate. We currently have a positive exposure to size that corresponds to an overweight in high-quality stocks, which is due to our bottom-up fundamental approach. We continue to search for companies with strong fundamentals.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

PORTFOLIO COMPOSITION**

Financials	21.7%
Information Technology	14.9
Health Care	12.9
Consumer Discretionary	12.2
Industrials	10.6
Energy	9.3
Consumer Staples	7.9
Utilities	3.7
Telecommunication Services	3.4
Materials	3.1
Short-Term Investments	0.1

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Exxon Mobil Corp.	3.7%
2.	Procter & Gamble Co.	3.0
3.	Citigroup, Inc.	3.0
4.	Bank of America Corp.	3.0
5.	General Electric Co.	2.6
6.	Altria Group, Inc.	2.4
7.	Microsoft Corp.	2.4
8.	Cisco Systems, Inc.	1.8
9.	Amgen, Inc.	1.7
10.	Goldman Sachs Group, Inc.	1.7

**	Percentages indicated are based upon net assets as of October 31, 2006. The Fund’s composition is subject to change.

4   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

TOTAL RETURNS AS OF OCTOBER 31, 2006

	INCEPTION DATE	SINCE INCEPTION
SELECT CLASS SHARES	2/3/06	10.08%

LIFE OF FUND PERFORMANCE (2/03/06 TO 10/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 3, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Diversified Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from February 3, 2006 to October 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

The Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   5

JPMorgan Tax Aware Core Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.1%
	Common Stocks — 99.1%
	Aerospace & Defense — 4.6%
40	Boeing Co.	3,184
75	Raytheon Co.	3,762
57	United Technologies Corp.	3,768
		10,714
	Air Freight & Logistics — 1.0%
20	FedEx Corp.	2,244
	Auto Components — 1.2%
35	Johnson Controls, Inc.	2,852
	Beverages — 1.9%
74	Coca-Cola Co. (The)	3,464
15	Molson Coors Brewing Co., Class B	1,032
		4,496
	Biotechnology — 2.1%
66	Amgen, Inc. (a)	4,993
	Capital Markets — 2.3%
14	Goldman Sachs Group, Inc.	2,627
35	Morgan Stanley	2,712
		5,339
	Chemicals — 1.4%
53	Praxair, Inc.	3,221
	Commercial Banks — 2.1%
66	U.S. Bancorp	2,223
50	Wachovia Corp.	2,757
		4,980
	Commercial Services & Supplies — 0.5%
28	Waste Management, Inc.	1,057
	Communications Equipment — 4.9%
101	Cisco Systems, Inc. (a)	2,429
145	Corning, Inc. (a)	2,954
156	Motorola, Inc.	3,599
63	QUALCOMM, Inc.	2,308
		11,290
	Computers & Peripherals — 6.0%
14	Apple Computer, Inc. (a)	1,099
133	Dell, Inc. (a)	3,247
127	Hewlett-Packard Co.	4,904
51	International Business Machines Corp.	4,702
		13,952
	Consumer Finance — 1.3%
54	American Express Co.	3,105
	Diversified Financial Services — 7.4%
136	Bank of America Corp.	7,345
30	CIT Group, Inc.	1,547
163	Citigroup, Inc.	8,200
		17,092
	Diversified Telecommunication Services — 1.2%
73	Verizon Communications, Inc.	2,683
	Electric Utilities — 1.1%
60	Edison International	2,666
	Food & Staples Retailing — 4.1%
47	CVS Corp.	1,486
90	Safeway, Inc.	2,641
108	Wal-Mart Stores, Inc.	5,322
		9,449
	Health Care Equipment & Supplies — 1.1%
55	Baxter International, Inc.	2,545
	Health Care Providers & Services — 2.8%
61	Cardinal Health, Inc.	3,964
34	WellPoint, Inc. (a)	2,594
		6,558
	Hotels, Restaurants & Leisure — 3.2%
122	McDonald’s Corp.	5,114
28	Royal Caribbean Cruises Ltd.	1,134
39	Wyndham Worldwide Corp. (a)	1,151
		7,399
	Household Durables — 0.5%
14	Whirlpool Corp.	1,178
	Household Products — 1.1%
42	Procter & Gamble Co.	2,635
	Industrial Conglomerates — 3.7%
170	General Electric Co.	5,976
90	Tyco International Ltd. (Bermuda)	2,639
		8,615
	Insurance — 5.7%
50	Allstate Corp. (The)	3,041
20	AMBAC Financial Group, Inc.	1,711
89	Genworth Financial, Inc., Class A	2,963
29	Hartford Financial Services Group, Inc.	2,535
57	St. Paul Travelers Cos., Inc. (The)	2,932
		13,182
	IT Services — 0.5%
37	Accenture Ltd., Class A (Bermuda)	1,219

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — 4.8%
132	Comcast Corp., Special Class A (a)	5,338
243	Time Warner, Inc.	4,856
24	Viacom, Inc., Class B (a)	952
		11,146
	Metals & Mining — 0.5%
16	United States Steel Corp.	1,088
	Multi-Utilities — 1.2%
92	Duke Energy Corp.	2,896
	Multiline Retail — 0.9%
28	J.C. Penney Co., Inc.	2,104
	Oil, Gas & Consumable Fuels — 8.8%
40	Chevron Corp.	2,691
48	ConocoPhillips	2,919
21	Devon Energy Corp.	1,404
160	El Paso Corp.	2,197
87	Exxon Mobil Corp.	6,178
30	Marathon Oil Corp.	2,594
52	Occidental Petroleum Corp.	2,421
		20,404
	Pharmaceuticals — 6.4%
50	Johnson & Johnson	3,402
226	Pfizer, Inc.	6,011
18	Sepracor, Inc. (a)	950
87	Wyeth	4,463
		14,826
	Road & Rail — 1.5%
68	Norfolk Southern Corp.	3,557
	Semiconductors & Semiconductor Equipment — 1.3%
41	Linear Technology Corp.	1,276
55	Texas Instruments, Inc.	1,652
		2,928
	Software — 4.0%
229	Microsoft Corp.	6,582
143	Oracle Corp. (a)	2,644
		9,226
	Specialty Retail — 1.1%
69	Home Depot, Inc.	2,588
	Textiles, Apparel & Luxury Goods — 0.7%
23	V.F. Corp.	1,735
	Thrifts & Mortgage Finance — 2.7%
62	Freddie Mac	4,276
46	Washington Mutual, Inc.	1,958
		6,234
	Tobacco — 2.7%
76	Altria Group, Inc.	6,171
	Wireless Telecommunication Services — 0.8%
99	Sprint Nextel Corp.	1,847
	Total Common Stocks (Cost $168,177)	230,214
Short-Term Investment — 1.7%
	Investment Company — 1.7%
3,878	JPMorgan Prime Money Market Fund (b) (Cost $3,878)	3,878
	Total Investments — 100.8% (Cost $172,055)	234,092
	Liabilities in Excess of Other Assets — (0.8)%	(1,831)
	NET ASSETS — 100.0%	$232,261

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   7

JPMorgan Tax Aware Diversified Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.7%
	Common Stocks — 99.7%
	Aerospace & Defense — 3.8%
18	Lockheed Martin Corp.	1,548
39	Northrop Grumman Corp.	2,562
25	Raytheon Co.	1,267
52	United Technologies Corp.	3,442
		8,819
	Air Freight & Logistics — 0.5%
10	FedEx Corp.	1,115
	Auto Components — 1.1%
31	Johnson Controls, Inc.	2,505
	Beverages — 1.2%
15	Coca-Cola Enterprises, Inc.	307
40	PepsiCo, Inc.	2,534
		2,841
	Biotechnology — 2.6%
53	Amgen, Inc. (a)	3,992
28	Gilead Sciences, Inc. (a)	1,955
		5,947
	Capital Markets — 3.7%
16	E*Trade Financial Corp. (a)	364
21	Goldman Sachs Group, Inc.	3,935
5	Mellon Financial Corp.	205
15	Merrill Lynch & Co., Inc.	1,327
15	Morgan Stanley	1,138
23	State Street Corp.	1,476
		8,445
	Chemicals — 1.8%
15	Air Products & Chemicals, Inc.	1,076
11	Dow Chemical Co. (The)	428
6	PPG Industries, Inc.	391
22	Praxair, Inc.	1,313
16	Rohm & Haas Co.	839
		4,047
	Commercial Banks — 4.0%
9	Comerica, Inc.	506
3	Compass Bancshares, Inc.	192
54	North Fork Bancorp, Inc.	1,543
102	U.S. Bancorp	3,437
12	Wachovia Corp.	685
77	Wells Fargo & Co.	2,792
		9,155
	Communications Equipment — 4.9%
175	Cisco Systems, Inc. (a)	4,214
121	Corning, Inc. (a)	2,468
5	Juniper Networks, Inc. (a)	90
66	Motorola, Inc.	1,519
83	QUALCOMM, Inc.	3,032
		11,323
	Computers & Peripherals — 3.2%
7	Dell, Inc. (a)	180
54	Hewlett-Packard Co.	2,081
42	International Business Machines Corp.	3,878
12	NCR Corp. (a)	489
5	Network Appliance, Inc. (a)	181
116	Sun Microsystems, Inc. (a)	627
		7,436
	Consumer Finance — 0.4%
13	Capital One Financial Corp.	995
	Containers & Packaging — 0.1%
8	Temple-Inland, Inc.	320
	Diversified Financial Services — 6.5%
127	Bank of America Corp.	6,826
22	CIT Group, Inc.	1,143
137	Citigroup, Inc.	6,859
		14,828
	Diversified Telecommunication Services — 2.8%
107	AT&T, Inc.	3,678
3	Embarq Corp.	134
71	Verizon Communications, Inc.	2,623
		6,435
	Electric Utilities — 1.6%
25	Edison International	1,111
10	Entergy Corp.	899
14	FPL Group, Inc.	700
17	Pinnacle West Capital Corp.	803
6	PPL Corp.	212
		3,725
	Energy Equipment & Services — 1.1%
15	Baker Hughes, Inc.	1,011
10	Cameron International Corp. (a)	520
12	GlobalSantaFe Corp. (Cayman Islands)	612
10	Halliburton Co.	320
3	Rowan Cos., Inc.	105
		2,568

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food & Staples Retailing — 0.9%
43	Wal-Mart Stores, Inc.	2,125
	Food Products — 0.4%
8	Archer-Daniels-Midland Co.	315
14	HJ Heinz Co.	610
		925
	Health Care Equipment & Supplies — 0.8%
28	Baxter International, Inc.	1,289
5	Becton, Dickinson & Co.	362
7	Biomet, Inc.	261
		1,912
	Health Care Providers & Services — 3.2%
55	Aetna, Inc.	2,255
15	Cigna Corp.	1,764
5	McKesson Corp.	271
4	UnitedHealth Group, Inc.	187
37	WellPoint, Inc. (a)	2,789
		7,266
	Hotels, Restaurants & Leisure — 1.6%
26	Carnival Corp.	1,258
9	Hilton Hotels Corp.	269
35	McDonald’s Corp.	1,461
4	Starwood Hotels & Resorts Worldwide, Inc.	226
7	Yum! Brands, Inc.	432
		3,646
	Household Durables — 0.5%
19	Centex Corp.	974
6	Pulte Homes, Inc.	191
		1,165
	Household Products — 3.0%
110	Procter & Gamble Co.	6,953
	Independent Power Producers & Energy Traders — 0.1%
5	Constellation Energy Group, Inc.	299
	Industrial Conglomerates — 3.7%
172	General Electric Co.	6,041
83	Tyco International Ltd. (Bermuda)	2,445
		8,486
	Insurance — 4.8%
8	Allstate Corp. (The)	518
30	AMBAC Financial Group, Inc.	2,480
18	American International Group, Inc.	1,191
12	Assurant, Inc.	651
14	Genworth Financial, Inc., Class A	475
23	Hartford Financial Services Group, Inc.	2,007
16	MBIA, Inc.	977
15	Metlife, Inc.	857
4	Protective Life Corp.	187
18	St. Paul Travelers Cos., Inc. (The)	902
11	Torchmark Corp.	677
		10,922
	Internet Software & Services — 1.3%
43	eBay, Inc. (a)	1,396
3	Google, Inc., Class A (a)	1,536
		2,932
	Machinery — 1.2%
5	Danaher Corp.	368
6	Deere & Co.	530
19	Eaton Corp.	1,412
9	Illinois Tool Works, Inc.	442
		2,752
	Media — 4.0%
20	CBS Corp., Class B	581
22	Comcast Corp., Special Class A (a)	891
16	DIRECTV Group, Inc. (The) (a)	358
9	E.W. Scripps Co., Class A	437
10	Gannett Co., Inc.	607
177	News Corp., Class A	3,689
42	Time Warner, Inc.	841
10	Viacom, Inc., Class B (a)	401
41	Walt Disney Co.	1,286
		9,091
	Metals & Mining — 1.2%
38	Alcoa, Inc.	1,093
26	United States Steel Corp.	1,736
		2,829
	Multi-Utilities — 2.0%
26	CMS Energy Corp. (a)	383
17	Dominion Resources, Inc.	1,364
45	PG&E Corp.	1,926
40	Xcel Energy, Inc.	883
		4,556
	Multiline Retail — 2.2%
19	Federated Department Stores, Inc.	823
20	J.C. Penney Co., Inc.	1,476
7	Kohl’s Corp. (a)	491
39	Target Corp.	2,284
		5,074

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   9

JPMorgan Tax Aware Diversified Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Oil, Gas & Consumable Fuels — 8.2%
33		Anadarko Petroleum Corp.	1,521
55		Chevron Corp.	3,676
37		ConocoPhillips	2,235
42		Devon Energy Corp.	2,817
120		Exxon Mobil Corp.	8,605
			18,854
		Pharmaceuticals — 6.3%
26		Abbott Laboratories	1,249
6		Eli Lilly & Co.	322
44		Johnson & Johnson	2,935
30		Merck & Co., Inc.	1,381
135		Pfizer, Inc.	3,596
53		Schering-Plough Corp.	1,163
16		Sepracor, Inc. (a)	838
59		Wyeth	3,016
			14,500
		Real Estate Investment Trusts (REITs) — 0.8%
9		Crescent Real Estate EQT Co.	197
25		Host Hotels & Resorts, Inc.	585
4		Mack-Cali Realty Corp.	204
15		ProLogis	942
			1,928
		Road & Rail — 1.4%
10		Burlington Northern Santa Fe Corp.	775
30		CSX Corp.	1,058
26		Norfolk Southern Corp.	1,348
			3,181
		Semiconductors & Semiconductor Equipment — 1.9%
71		Altera Corp. (a)	1,314
7		Analog Devices, Inc.	217
27		Broadcom Corp., Class A (a)	815
79		Intel Corp.	1,676
10		Intersil Corp., Class A	234
			4,256
		Software — 3.6%
193		Microsoft Corp.	5,541
148		Oracle Corp. (a)	2,732
			8,273
		Specialty Retail — 1.8%
10		Abercrombie & Fitch Co.	742
17		Bed Bath & Beyond, Inc. (a)	677
13		Best Buy Co., Inc.	729
23		Home Depot, Inc.	855
27		Lowe’s Cos., Inc.	825
12		Staples, Inc.	314
			4,142
		Textiles, Apparel & Luxury Goods — 1.0%
8		Coach, Inc. (a)	297
21		Nike, Inc., Class B	1,944
			2,241
		Thrifts & Mortgage Finance — 1.5%
51		Countrywide Financial Corp.	1,959
36		Washington Mutual, Inc.	1,516
			3,475
		Tobacco — 2.4%
69		Altria Group, Inc.	5,601
		Wireless Telecommunication Services — 0.6%
8		American Tower Corp., Class A (a)	273
55		Sprint Nextel Corp.	1,033
			1,306
		Total Common Stocks (Cost $135,496)	229,194
NO. OF WARRANTS
		Warrant — 0.0% (g)
		Communications Equipment — 0.0% (g)
—	(h)	Lucent Technologies, Inc., expiring 12/10/07 (a) (Cost $0)	—	(h)
		Total Long-Term Investments (Cost $135,496)	229,194
SHARES
Short-Term Investment — 0.1%
		Investment Company — 0.1%
372		JPMorgan Prime Money Market Fund (b) (Cost $372)	372
		Total Investments — 99.8% (Cost $135,868)	229,566
		Other Assets In Excess of Liabilities — 0.2%	375
		NET ASSETS — 100.0%	$229,941

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

ABBREVIATIONS:

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   11

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2006

(Amounts in thousands, except per share amounts)

	Tax Aware Core Equity Fund	Tax Aware Diversified Equity Fund
ASSETS:
Investments in non-affiliates, at value	$230,214	$229,194
Investments in affiliates, at value	3,878	372
Total investment securities, at value	234,092	229,566
Cash	—	349
Receivables:
Interest and dividends	156	210
Total Assets	234,248	230,125

LIABILITIES:
Payables:
Investment securities purchased	1,545	—
Fund shares redeemed	206	—
Accrued liabilities:
Investment advisory fees	89	68
Administration fees	9	11
Shareholder servicing fees	49	10
Custodian and accounting fees	12	12
Trustees’ and Officers’ fees	1	1
Other	76	82
Total Liabilities	1,987	184
Net Assets	$232,261	$229,941

NET ASSETS:
Paid in capital	$145,075	$130,663
Accumulated undistributed (distributions in excess of) net investment income	51	200
Accumulated net realized gains (losses)	25,098	5,380
Net unrealized appreciation (depreciation)	62,037	93,698
Total Net Assets	$232,261	$229,941

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Select Class	13,995	14,071

Net Asset Value:
Select Class — Offering and redemption price per share	$16.60	$16.34

Cost of investments	$172,055	$135,868

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2006

(Amounts in thousands)

	Tax Aware Core Equity Fund (a)	Tax Aware Diversified Equity Fund (a)
INVESTMENT INCOME:
Dividends	$5,449	$4,240
Dividend income from affiliates (b)	192	37
Foreign taxes withheld	(1)	—
Total investment income	5,640	4,277

EXPENSES:
Investment advisory fees	1,290	787
Administration fees	291	228
Shareholder servicing fees	716	562
Custodian and accounting fees	39	30
Interest expense	2	4
Professional fees	54	52
Trustees’ and Officers’ fees	4	4
Printing and mailing costs	31	32
Registration and filing fees	50	51
Transfer agent fees	20	21
Other	21	17
Total expenses	2,518	1,788
Less amounts waived	(78)	(545)
Less earnings credits	(2)	(2)
Net expenses	2,438	1,241
Net investment income (loss)	3,202	3,036

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	126,415	97,544
Change in net unrealized appreciation (depreciation) of investments	(91,963)	(69,116)
Net realized/unrealized gains (losses)	34,452	28,428
Change in net assets resulting from operations	$37,654	$31,464

(a)	Commencement of operations was February 3, 2006

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   13

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Core Equity Fund (a)	Tax Aware Diversified Equity Fund (a)
	Period Ended 10/31/06	Period Ended 10/31/06
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,202	$3,036
Net realized gain (loss)	126,415	97,544
Change in net unrealized appreciation (depreciation)	(91,963)	(69,116)
Change in net assets resulting from operations	37,654	31,464

DISTRIBUTIONS TO SHAREHOLDERS:
Select Class
From net investment income	(3,179)	(2,862)

CAPITAL TRANSACTIONS:
Select Class
Proceeds from shares issued	51,457	1,091
Subscriptions in-kind (See Note 8)	598,899	483,730
Dividends reinvested	— (b)	1
Cost of shares redeemed	(222,138)	(91,356)
Redemptions in-kind (See Note 8)	(230,432)	(192,127)
Change in net assets from Select Class capital transactions	197,786	201,339

NET ASSETS:
Change in net assets	232,261	229,941
Beginning of period	—	—
End of period	$232,261	$229,941
Accumulated undistributed (distributions in excess of) net investment income	$51	$200

SHARE TRANSACTIONS:
Select Class
Issued	3,428	71
Subscriptions in-kind (See Note 8)	39,927	32,249
Reinvested	— (b)	— (b)
Redeemed	(14,523)	(5,931)
Redemptions in-kind (See Note 8)	(14,837)	(12,318)
Change in Select Class Shares	13,995	14,071

(a)	Commencement of operations was February 3, 2006.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Select Class

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware Core Equity Fund
February 3, 2006 (d) through October 31, 2006	$15.00	$0.15	$1.59	$1.74	$(0.14)

Tax Aware Diversified Equity Fund
February 3, 2006 (d) through October 31, 2006	15.00	0.17	1.33	1.50	(0.16)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 16.60	11.70%	$232,261	0.85%	1.12%	0.88%	27%

16.34	10.08	229,941	0.55	1.35	0.79	8

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2006

1. Organization

JPMorgan Trust I (“JPM I”) (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Tax Aware Core Equity Fund	Select Class
Tax Aware Diversified Equity Fund	Select Class

The Funds commenced operations on February 3, 2006.

No sales charges are assessed with respect to the Select Class Shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third-party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

C.  Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

D.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

E.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

18   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

F.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition—“temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Tax Aware Core Equity Fund	$101,289	$28	$(101,317)
Tax Aware Diversified Equity Fund	92,138	26	(92,164)

The reclassifications for the Funds relate primarily to redemptions in-kind, equalization and nondeductible 12b-1 fees.

G.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each fund is as follows:

Tax Aware Core Equity Fund	0.45%
Tax Aware Diversified Equity Fund	0.35

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements from the money market funds for the period then ended is as follows (amounts in thousands):

Period Ended 10/31/06
Tax Aware Core Equity Fund	$8
Tax Aware Diversified Equity Fund	1

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and the money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2006 (continued)

C.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, under which the Distributor provides certain support services to shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly at an annual fee rate of 0.25% of each Fund’s average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.E.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

E.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Tax Aware Core Equity Fund	0.85%
Tax Aware Diversified Equity Fund	0.70

The contractual expense limitation agreements were in effect for the period ended October 31, 2006. The expense limitation percentages above are in place until at least February 29, 2008.

For the period ended October 31, 2006, the Funds’ service providers waived fees and/or contractually reimbursed expenses for each of the funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Tax Aware Core Equity Fund	$9	$69	$—	$78
Tax Aware Diversified Equity Fund	—	29	356	385

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Tax Aware Diversified Equity Fund	$9	$50	$101	$160

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the period ended October 31, 2006, the Tax Aware Core Equity Fund incurred approximately $1,000 as brokerage commissions with broker/dealers affiliated with the Advisor. For the period ended October 31, 2006, the Tax Aware Diversified Equity Fund incurred no broker commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

20   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

4. Investment Transactions

During the period ended October 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Core Equity Fund	$108,033	$284,065
Tax Aware Diversified Equity Fund	25,315	117,633

During the period ended October 31, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2006, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Core Equity Fund	$172,181	$62,366	$455	$61,911
Tax Aware Diversified Equity Fund	135,868	93,708	10	93,698

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Total Distributions Paid
Tax Aware Core Equity Fund	$3,179	$3,179
Tax Aware Diversified Equity Fund	2,862	2,862

At October 31, 2006, the components of net assets (excluding paid in capital) on the tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-term (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Tax Aware Core Equity Fund	$3,524	$21,753	$61,911
Tax Aware Diversified Equity Fund	201	5,379	93,698

For the Funds, the cumulative timing differences primarily consist of deferred compensation and wash sale loss deferrals.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   21

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2006 (continued)

The Funds do not have any outstanding borrowings from another fund or from the uncommitted line of credit as of October 31, 2006. The average borrowings from another fund for the period ended October 31, 2006 were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Tax Aware Core Equity Fund	$984	10	$1
Tax Aware Diversified Equity Fund	1,747	15	3

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Transfers-in-Kind

For the period ended October 31, 2006, certain shareholders of the Funds redeemed Select Class Shares and the Funds paid the redemption proceeds primarily by means of a redemption in-kind of the Funds’ portfolio securities. Cash and portfolio securities were transferred on the dates, at the market values listed, and gains for book purposes which resulted from the redemptions in-kind are listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
Tax Aware Core Equity Fund
	3/22/2006	$1,755	$697	Redemption in-kind
	5/12/2006	228,677	79,577	Redemption in-kind
		$230,432	$80,274
Tax Aware Diversified Equity Fund
	3/23/2006	$13,497	$7,119	Redemption in-kind
	4/19/2006	17,016	9,018	Redemption in-kind
	5/5/2006	145,656	69,562	Redemption in-kind
	5/18/2006	15,958	6,465	Redemption in-kind
		$192,127	$92,164

After the close of business on February 3, 2006, three common trust funds managed by JPMCB transferred securities in-kind to the Funds in a tax-free exchange. The common trust funds purchased Select Class Shares of the Funds and the Tax Aware Core Equity Fund and the Tax Aware Diversified Equity Fund received portfolio securities with market values as listed below, including net unrealized appreciation of approximately $154,000,000 and $162,814,000, respectively, in exchange for these shares. The cost basis of the portfolio securities transferred to the Funds is equal to the common trust funds’ cost of the securities at the time of the in-kind transfers.

	Market Value of Securities Transferred to the Funds (amounts in thousands)	Number of Select Class Shares Issued (amounts in thousands)
Tax Aware Core Equity Fund JPMorgan Chase Bank Equity & Convertible Fund	$399,500	26,634
JPMorgan Chase Bank American Core Equity Trust	199,399	13,293

Tax Aware Diversified Equity Fund JPMorgan Chase Bank Equity Fund	483,730	32,249

22   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
JPMorgan Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Tax Aware Core Equity Fund and JPMorgan Tax Aware Diversified Equity Fund (each a portfolio of JPMorgan Trust I and hereafter referred to as the “Funds”) at October 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period February 3, 2006 (commencement of operations) through October 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2006

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   23

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.

Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.

John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.

Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.

Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

24   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee

Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   25

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

26   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   27

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
October 31, 2006

As a shareholder of the Funds, you incur ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, May 1, 2006, and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2006	Ending Account Value, October 31, 2006	Expenses Paid During May 1, 2006 to October 31, 2006 *	Annualized Expense Ratio
Tax Aware Core Equity Fund
Actual	$1,000.00	$1,067.90	$4.43	0.85%
Hypothetical	1,000.00	1,020.92	4.33	0.85

Tax Aware Diversified Equity Fund
Actual	1,000.00	1,062.10	2.86	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Fund from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Tax Aware Core Equity Fund and Tax Aware Diversified Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered performance data since inception in a report prepared by Management and expense information in a report prepared by Lipper. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant. The determinations made by the Trustees with respect to each Fund’s performance, is summarized below:

The Trustees noted that the prospects for acceptable performance of the Tax Aware Core Equity Fund appeared strong based on both the team and investment approach proposed for the Tax Aware Core Equity Fund. The Trustees requested the Fund’s Advisor to similarly review the Fund with members of the Equity subcommittee at each of their regular meetings over the course of the year.

The Trustees noted that the prospects for acceptable performance of the Tax Aware Diversified Equity Fund appeared strong based on both the team and investment approach proposed for the Tax Aware Diversified Equity Fund. The Trustees requested the Fund’s Advisor to similarly review the Fund with members of the Equity subcommittee at each of their regular meetings over the course of the year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management

30   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Tax Aware Core Equity Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the second quintile of its Universe Group.

The Trustees noted that the Tax Aware Diversified Equity Fund’s fee was considered reasonable recognizing that the net advisory fee and total actual expenses were in the first quintile of its Universe Group.

OCTOBER 31, 2006        JPMORGAN TAX AWARE FUNDS   31

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended October 31, 2006:

Dividend Received Deduction
Tax Aware Core Equity Fund	80.73%
Tax Aware Diversified Equity Fund	100.00

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the maximum amount of ordinary income distributions to be treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Tax Aware Core Equity Fund	$3,179
Tax Aware Diversified Equity Fund	2,862

Long-term Capital Gain Designation — 15%

The Funds hereby designate the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended October 31, 2006 (amounts in thousands):

15% Long-term Capital Gain Distribution
Tax Aware Core Equity Fund	$21,043
Tax Aware Diversified Equity Fund	—

32   JPMORGAN TAX AWARE FUNDS        OCTOBER 31, 2006

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Fund’s voting record for the 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. October 2006.	AN-TA2-1006

ANNUAL REPORT OCTOBER 31, 2006

JPMorgan Funds

Specialty

Funds

JPMorgan Market Neutral Fund

CONTENTS

President’s Letter	1
Fund Commentary:
JPMorgan Market Neutral Fund	2
Schedule of Portfolio Investments	4
Financial Statements	10
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	24
Trustees	25
Officers	27
Schedule of Shareholder Expenses	29
Board Approval of Investment Advisory Agreement	30
Tax Letter	33

HIGHLIGHTS

•	The fed funds rate held steady at 5.25%

•	Treasury prices and yields varied as investors tried to anticipate the Fed’s next move

•	Unemployment rate reached a five-year low in October

•	Housing data fluctuated during the period before stabilizing in October

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to a Fund’s prospectus for a discussion of a Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
NOVEMBER 15, 2006 (Unaudited)

To Our Shareholders:

We are pleased to present the annual report for the JPMorgan Market Neutral Fund for the 12 months ended October 31, 2006. Inside you’ll find in-depth information on the Fund along with an update from the portfolio manager.

“Late in 2005, the U.S. economy weakened before bouncing back at the start of 2006 on reports of the great improvement in the labor market with jobless claims edging below 300,000.”

Equity Markets Steady

As 2005 ended positively for equity markets, the new year started with the Dow Jones Industrial Average (DJIA) rising above 11,000 for the first time since 2001. Robust consumer spending, employment and manufacturing reports supported positive market returns early in the year. In the spring, U.S. equities were boosted by strong corporate earnings data, but the second quarter ended mixed with investors reacting to weak regional manufacturing reports, and Federal Reserve (Fed) statements hinting that the two-year string of rate increases could end. Late in the period, the NASDAQ Composite and the S&P 500 indexes rose along with the DJIA, which presented its best third quarter in over a decade, in part due to lower oil prices and reports showing stronger consumer sentiment and expanded business activity.

Federal Reserve Halts String of Rate Increases

While interest rate hikes by the Federal Open Market Committee (FOMC) were on a consistent 25-basis point (bp) schedule since June 2004, the market consensus by spring 2006 was that it was nearing the end of its tightening cycle. However, in March, Fed Chairman Benjamin Bernanke’s first FOMC meeting as chair, the fed funds rate increased another 25 bps and continued to rise before the string was halted in August, when the Fed sought to assess the effect the rate hikes were having on the economy. Holding the rate steady at 5.25% at two subsequent FOMC meetings, the Fed asserted its position that further hikes would depend on the direction of inflation and economic growth.

Treasuries Fluctuate

Treasury prices and yields varied as investors tried to anticipate the Fed’s next move. By the end of 2005, two-year Treasuries were trading at 4.40% before moving slightly upward in early 2006. The 30-year Treasury declined slightly in late 2005 to 4.54% before increasing to 4.90% by the end of March. A weaker-than-anticipated non-farm payrolls report in June led to a rally in both Treasuries and municipals, but growing fears of inflation and an increase in primary and secondary supply led to a significant pullback. Treasury and municipal prices continued to stabilize in September on favorable economic data. A drop in U.S. consumer confidence in October led to a rally in Treasuries, with the 30-year long bond yielding 4.72%.

Economy Feels Effects of Weak Housing, Volatile Consumer Confidence

Late in 2005, the U.S. economy weakened before bouncing back at the start of 2006 on reports of the great improvement in the labor market with jobless claims edging below 300,000. Payrolls posted an unimpressive gain of 112,000 in April and unemployment figures for July showed a five-month high before slipping slightly in August. Data released late in the period demonstrated firm labor market conditions, as the unemployment rate reached a five-year low of 4.40% in October.

Consumer confidence was volatile throughout the period, affected by rising interest rates and high energy prices. The Conference Board Consumer Confidence Index hit 103.8 in December 2005, and continued to rise through April when it reached 109.6, despite oil prices topping $75 a barrel. In August, the index fell below 100 for the first time since November 2005, before moving higher in October, ending the month at 105.4.

Housing data fluctuated during the period. While new home sales rose to a record 1.28 million for all of 2005, sales of existing homes fell in December to their lowest point in nearly two years. By March, home starts fell while sales of new homes increased. By July, data reflected a continued slowdown in the housing sector with new and existing home sales declining, with the latter falling for the third consecutive month. Autumn brought a tentative sign of stabilization in the market, as falling home prices prompted an increase of 5.3% in new home sales in September.

Outlook

The threat of a hard landing for the economy appears somewhat remote at this time. However, a continuing tight labor market and evidence of consumer resilience may lead to a resurgence of concern about inflation, which would likely unsettle the equity markets, as it could bring the possibility of further monetary tightening into the picture. We believe that the economy should ultimately enjoy a soft landing, but expect some more anxious moments along the way.

On behalf of all of us at JPMorgan Asset Management, thank you for the continued confidence and trust you have placed in us. We look forward to serving your investment needs for many years to come.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

OCTOBER 31, 2006        JPMORGAN SPECIALTY FUNDS   1

JPMorgan Market Neutral Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	December 31, 1998
Fiscal Year End	October 31
Net Assets as of 10/31/2006 (In Thousands)	$18,735
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Market Neutral Fund, which seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing, returned 8.52% (Institutional Class Shares) for the 12 months ended October 31, 2006, compared with its benchmark, the Merrill Lynch 3-Month U.S. Treasury Bill Index, which rose 4.62% in the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark primarily due to positive stock selection in diversified holdings in the basic materials, finance and capital markets sectors. Detractors came from stock selection in telecommunications, pharmaceutical and medical technology, and health services.

Valuation signals were particularly powerful in ranking undervalued versus expensive securities in the capital markets and finance sectors, while the diversified portfolio of long positions dramatically outperformed in basic materials. In pharmaceuticals, aggregate long positions underperformed short positions.

At the security level, investment bank Lazard Ltd. was a contributor to performance as the firm beat Wall Street’s earnings estimates. Lazard’s upside surprise was largely driven by a 40% increase in merger-and-acquisition (M&A) revenues and a 12% increase in its asset management business. Another top contributor, rail transporter CSX Corporation benefited from customers turning to railroad operators due to higher energy prices during the period. Although the stock experienced a correction resulting from a reversal in energy trends late in the period, we continue to hold it.

Alternatively, an overweight in pharmaceutical company Sepracor Inc. detracted from performance as the stock price dipped in July after revenues missed forecasts by a penny, largely due to disappointing sales of insomnia drug Lunesta. The company was further affected by an ongoing investigation into options backdating and a downward earnings restatement going back to 2003. Also detracting from returns was our short position in MasterCard, the credit card company, whose revenue and earnings surpassed Wall Street expectations, causing the stock to rally despite posting a second quarter loss.

Q:	HOW WAS THE FUND MANAGED?

A:	We believe that an economic slowdown will be necessary to arrest the inflation threat and allow investors to look forward to economic reacceleration. The Fund is managed in a diversified, risk-aware approach with an emphasis on companies that are undervalued relative to fair value. We continue to seek investment opportunities in companies with strong fundamentals.

LONG POSITIONS PORTFOLIO COMPOSITION**

Financials	35.6%
Information Technology	10.7
Consumer Discretionary	9.6
Industrials	9.6
Materials	8.4
Health Care	7.8
Consumer Staples	6.1
Utilities	5.9
Energy	3.6
Short-Term Investments	1.0
Telecommunication Services	1.0

TOP TEN LONG POSITIONS OF THE PORTFOLIO**

1.	Norfolk Southern Corp.	2.2%
2.	Altria Group, Inc.	2.2
3.	Rohm & Haas Co.	1.9
4.	CSX Corp.	1.8
5.	Apartment Investment & Management Co.	1.7
6.	AMBAC Financial Group, Inc.	1.7
7.	Corning, Inc.	1.6
8.	Taubman Centers, Inc.	1.6
9.	MBIA, Inc.	1.6
10.	ProLogis	1.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of October 31, 2006. The Fund’s composition is subject to change.

2   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2006

SHORT POSITIONS PORTFOLIO COMPOSITION**

Financials	35.2%
Information Technology	10.3
Consumer Discretionary	9.4
Industrials	9.1
Consumer Staples	7.7
Health Care	7.4
Materials	7.1
Utilities	5.9
Energy	3.9
Telecommunication Services	0.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**

1.	American International Group, Inc.	2.9%
2.	Johnson & Johnson	1.8
3.	Public Storage, Inc.	1.7
4.	Maguire Properties, Inc.	1.6
5.	BioMed Realty Trust, Inc.	1.6
6.	Equity Residential	1.6
7.	Campbell Soup Co.	1.5
8.	Lehman Brothers Holdings, Inc.	1.5
9.	New Plan Excel Realty Trust	1.3
10.	Louisiana-Pacific Corp.	1.3

**	Percentages indicated are based upon net assets as of October 31, 2006. The Fund’s composition is subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/2002
Without Sales Charge		8.02%	0.70%	2.25%
With Sales Charge*		2.31	(0.38)	1.55
CLASS B SHARES	2/28/2002
Without CDSC		7.49	0.23	1.95
With CDSC**		2.49	(0.17)	1.95
INSTITUTIONAL CLASS SHARES	12/31/1998	8.52	1.07	2.49

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/31/98 TO 10/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 31, 1998.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Market Neutral Fund, Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral Funds Average from December 31, 1998 to October 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of the 3-Month U.S. Treasury Market. The Lipper Equity Market-Neutral Funds Average represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

OCTOBER 31, 2006        JPMORGAN SPECIALTY FUNDS   3

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — 99.3%
		Common Stocks — 98.3% (j)
		Aerospace & Defense — 2.0%
5		Goodrich Corp.	205
1		Honeywell International, Inc.	46
2		United Technologies Corp.	132
			383
		Auto Components — 1.0%
2		Johnson Controls, Inc.	179
		Beverages — 0.6%
1		Coca-Cola Co. (The)	68
2		Coca-Cola Enterprises, Inc.	42
			110
		Biotechnology — 1.8%
3		Amgen, Inc. (a)	213
1		Celgene Corp. (a)	56
2		MedImmune, Inc. (a)	53
—	(h)	Vertex Pharmaceuticals, Inc. (a)	14
			336
		Capital Markets — 3.6%
1		Franklin Resources, Inc.	120
4		Lazard Ltd., Class A (Bermuda)	178
4		Morgan Stanley	271
2		State Street Corp.	112
			681
		Chemicals — 5.4%
1		Air Products & Chemicals, Inc.	101
4		Dow Chemical Co. (The)	155
2		E.I. du Pont de Nemours & Co.	110
2		Georgia Gulf Corp.	42
4		Praxair, Inc.	250
7		Rohm & Haas Co.	357
			1,015
		Commercial Banks — 7.5%
4		Associated Banc-Corp.	123
1		City National Corp.	40
2		Comerica, Inc.	122
2		First Horizon National Corp.	83
5		Marshall & Ilsley Corp.	230
6		Synovus Financial Corp.	186
8		TCF Financial Corp.	206
6		U.S. Bancorp	195
6		UCBH Holdings, Inc.	106
3		Wells Fargo & Co.	107
			1,398
		Communications Equipment — 4.6%
3		Cisco Systems, Inc. (a)	80
15		Corning, Inc. (a)	307
3		Juniper Networks, Inc. (a)	47
3		Motorola, Inc.	72
8		QUALCOMM, Inc.	291
7		Tellabs, Inc. (a)	73
			870
		Consumer Finance — 0.3%
1		American Express Co.	61
		Diversified Financial Services — 3.1%
4		Bank of America Corp.	197
5		CIT Group, Inc.	242
3		Citigroup, Inc.	135
			574
		Diversified Telecommunication Services — 0.4%
2		Verizon Communications, Inc.	76
		Electric Utilities — 3.8%
3		American Electric Power Co., Inc.	124
6		Edison International	287
7		Northeast Utilities	180
8		Sierra Pacific Resources (a)	114
			705
		Energy Equipment & Services — 1.8%
2		Halliburton Co.	52
4		Nabors Industries Ltd. (Bermuda) (a)	114
1		Noble Corp. (Cayman Islands)	52
1		Schlumberger Ltd. (Neth. Antilles)	38
2		Weatherford International Ltd. (Bermuda) (a)	76
			332
		Food & Staples Retailing — 1.7%
4		Safeway, Inc.	107
4		SUPERVALU, Inc.	149
2		SYSCO Corp.	61
			317
		Food Products — 0.6%
2		Kellogg Co.	121
		Health Care Equipment & Supplies — 0.5%
2		Baxter International, Inc.	90

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Health Care Providers & Services — 1.4%
1		McKesson Corp.	68
2		Medco Health Solutions, Inc. (a)	115
1		WellPoint, Inc. (a)	80
			263
		Hotels, Restaurants & Leisure — 0.9%
1		Carnival Corp.	61
3		Hilton Hotels Corp.	75
—	(h)	Starwood Hotels & Resorts Worldwide, Inc.	27
			163
		Household Durables — 1.3%
1		Centex Corp.	52
6		Toll Brothers, Inc. (a)	185
			237
		Household Products — 1.0%
3		Procter & Gamble Co.	181
		Industrial Conglomerates — 0.9%
3		General Electric Co.	98
1		Textron, Inc.	68
			166
		Insurance — 7.3%
4		AMBAC Financial Group, Inc.	313
2		Assurant, Inc.	108
3		Bristol West Holdings, Inc.	38
1		Chubb Corp.	64
6		Genworth Financial, Inc., Class A	212
1		Hartford Financial Services Group, Inc.	126
5		MBIA, Inc.	301
1		Prudential Financial, Inc.	81
2		RenaissanceRe Holdings Ltd. (Bermuda)	125
			1,368
		Internet Software & Services — 0.6%
4		eBay, Inc. (a)	112
		IT Services — 0.8%
1		Infosys Technologies Ltd. ADR (India)	75
3		Sabre Holdings Corp., Class A	84
			159
		Machinery — 2.7%
1		Danaher Corp.	104
1		Deere & Co.	106
2		Eaton Corp.	148
1		Illinois Tool Works, Inc.	70
2		Ingersoll-Rand Co., Ltd., Class A (Bermuda)	72
			500
		Media — 2.0%
3		E.W. Scripps Co., Class A	138
3		Gannett Co., Inc.	172
2		Viacom, Inc., Class B (a)	66
			376
		Metals & Mining — 1.8%
4		Alcan, Inc. (Canada)	186
2		United States Steel Corp.	149
			335
		Multi-Utilities — 2.1%
6		CMS Energy Corp. (a)	93
1		DTE Energy Co.	64
2		Duke Energy Corp.	69
8		Xcel Energy, Inc.	172
			398
		Multiline Retail — 1.6%
1		J.C. Penney Co., Inc.	79
2		Kohl’s Corp. (a)	163
1		Target Corp.	56
			298
		Oil, Gas & Consumable Fuels — 1.8%
2		Anadarko Petroleum Corp.	69
1		Chesapeake Energy Corp.	44
1		ConocoPhillips	72
1		Devon Energy Corp.	97
1		Valero Energy Corp.	47
			329
		Paper & Forest Products — 1.2%
4		Weyerhaeuser Co.	223
		Pharmaceuticals — 4.1%
3		Abbott Laboratories	133
3		Adolor Corp. (a)	45
7		Schering-Plough Corp.	147
5		Sepracor, Inc. (a)	264
4		Wyeth	179
			768

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN SPECIALTY FUNDS   5

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Real Estate Investment Trusts (REITs) — 12.5%
2		Alexandria Real Estate Equities, Inc.	190
6		Apartment Investment & Management Co.	315
4		Archstone-Smith Trust	226
4		Brandywine Realty Trust	128
2		Global Signal, Inc.	84
5		Host Hotels & Resorts, Inc.	114
3		Kilroy Realty Corp.	211
10		Nationwide Health Properties, Inc.	273
5		Pennsylvania REIT	200
—	(h)	Post Properties, Inc.	3
5		ProLogis	294
7		Taubman Centers, Inc.	305
			2,343
		Road & Rail — 4.0%
9		CSX Corp.	333
8		Norfolk Southern Corp.	421
			754
		Semiconductors & Semiconductor Equipment — 3.9%
2		Broadcom Corp., Class A (a)	63
2		KLA-Tencor Corp.	101
5		Linear Technology Corp.	159
8		Marvell Technology Group Ltd. (Bermuda) (a)	151
8		PMC-Sierra, Inc. (a)	53
8		Xilinx, Inc.	209
			736
		Software — 0.8%
2		Microsoft Corp.	63
5		Oracle Corp. (a)	97
			160
		Specialty Retail — 2.2%
1		Abercrombie & Fitch Co.	88
4		Advance Auto Parts, Inc.	156
7		Staples, Inc.	177
			421
		Textiles, Apparel & Luxury Goods — 0.6%
3		Coach, Inc. (a)	111
		Thrifts & Mortgage Finance — 1.3%
3		Countrywide Financial Corp.	107
1		MGIC Investment Corp.	47
2		Washington Mutual, Inc.	89
			243
		Tobacco — 2.2%
5		Altria Group, Inc.	407
		Wireless Telecommunication Services — 0.6%
2		SBA Communications Corp., Class A (a)	56
3		Sprint Nextel Corp.	61
			117
		Total Common Stocks (Cost $14,981)	18,416

PRINCIPAL AMOUNT($)
		U.S. Government Agency — 0.1%
20		U.S. Treasury Note, 3.63%, 06/30/07 (k) (Cost $20)	20
		Total Long-Term Investments (Cost $15,001)	18,436

SHARES
Short-Term Investment — 0.9%
		Investment Company — 0.9%
176		JPMorgan Prime Money Market Fund (b) (Cost $176)	176
		Total Long Positions — 99.3% (Cost $15,177)	18,612
		Other Assets in Excess of Liabilities — 0.7%	123
		NET ASSETS — 100.0%	$18,735
Short Positions — 96.6%
		Common Stocks — 96.6%
		Aerospace & Defense — 3.1%
1		Boeing Co.	68
1		General Dynamics Corp.	96
1		Lockheed Martin Corp.	91
2		Raytheon Co.	90
4		Rockwell Collins, Inc.	235
			580
		Air Freight & Logistics — 0.8%
1		FedEx Corp.	80
1		United Parcel Service, Inc., Class B	72
			152
		Automobiles — 0.8%
4		Ford Motor Co.	35
3		General Motors Corp.	115
			150
		Beverages — 0.4%
2		Anheuser-Busch Cos., Inc.	83

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2006

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Biotechnology — 1.0%
5		Human Genome Sciences, Inc. (a)	60
6		Millennium Pharmaceuticals, Inc. (a)	66
8		Trimeris, Inc. (a)	59
			185
		Building Products — 0.6%
4		Masco Corp.	108
		Capital Markets — 4.8%
4		Charles Schwab Corp. (The)	64
3		Federated Investors, Inc., Class B	96
5		Janus Capital Group, Inc.	108
1		Legg Mason, Inc.	54
4		Lehman Brothers Holdings, Inc.	284
1		Merrill Lynch & Co., Inc.	122
2		Northern Trust Corp.	115
1		T. Rowe Price Group, Inc.	59
			902
		Chemicals — 5.2%
4		H.B. Fuller Co.	105
9		Huntsman Corp. (a)	155
7		Lyondell Chemical Co.	175
6		Nalco Holding Co. (a)	121
8		Nova Chemicals Corp. (Canada)	232
6		Westlake Chemical Corp.	193
			981
		Commercial Banks — 6.9%
5		BancorpSouth, Inc.	125
3		Commerce Bancorp, Inc.	87
3		Cullen/Frost Bankers, Inc.	141
3		East-West Bancorp, Inc.	99
11		Fulton Financial Corp.	183
2		Hancock Holding Co.	108
—	(h)	M&T Bank Corp.	24
—	(h)	PNC Financial Services Group, Inc.	10
2		Seacoast Banking Corp. of Florida	54
9		Sky Financial Group, Inc.	232
5		Valley National Bancorp	124
3		Whitney Holding Corp.	108
			1,295
		Commercial Services & Supplies — 0.6%
1		Republic Services, Inc.	43
2		Waste Management, Inc.	71
			114
		Communications Equipment — 1.2%
2		Ciena Corp. (a)	47
3		JDS Uniphase Corp. (a)	43
64		Nortel Networks Corp. (Canada) (a)	144
			234
		Computers & Peripherals — 0.8%
2		Dell, Inc. (a)	54
4		EMC Corp. (a)	45
1		Lexmark International, Inc., Class A (a)	54
			153
		Diversified Financial Services — 0.5%
1		Moody’s Corp.	96
		Electric Utilities — 3.9%
1		Entergy Corp.	86
3		Exelon Corp.	155
2		Progress Energy, Inc.	110
13		Reliant Energy, Inc. (a)	161
6		Southern Co. (The)	213
			725
		Electrical Equipment — 1.3%
3		Emerson Electric Co.	236
		Electronic Equipment & Instruments — 1.0%
4		Agilent Technologies, Inc. (a)	137
1		CDW Corp.	53
			190
		Energy Equipment & Services — 2.3%
1		Diamond Offshore Drilling, Inc.	73
1		National Oilwell Varco, Inc. (a)	30
5		Patterson-UTI Energy, Inc.	110
2		Pride International, Inc. (a)	46
2		Rowan Cos., Inc.	70
1		Smith International, Inc.	41
1		Transocean, Inc. (Cayman Islands) (a)	62
			432
		Food & Staples Retailing — 2.3%
2		Costco Wholesale Corp.	117
7		Kroger Co. (The)	146
2		Wal-Mart Stores, Inc.	86
1		Walgreen Co.	31
1		Whole Foods Market, Inc.	45
			425

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN SPECIALTY FUNDS   7

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Food Products — 3.6%
2		Archer-Daniels-Midland Co.	63
1		Bunge Ltd.	74
8		Campbell Soup Co.	288
3		ConAgra Foods, Inc.	73
11		Sara Lee Corp.	180
—	(h)	Wm. Wrigley Jr. Co.	3
			681
		Health Care Equipment & Supplies — 1.3%
2		Biomet, Inc.	59
3		Edwards Lifesciences Corp. (a)	107
2		St. Jude Medical, Inc. (a)	74
			240
		Health Care Providers & Services — 1.2%
2		Express Scripts, Inc. (a)	105
1		Laboratory Corp. of America Holdings (a)	92
4		Tenet Healthcare Corp. (a)	30
			227
		Hotels, Restaurants & Leisure — 2.0%
—	(h)	Choice Hotels International, Inc.	12
1		Four Seasons Hotels, Inc. (Canada)	87
1		OSI Restaurant Partners, Inc.	42
2		Papa John’s International, Inc. (a)	84
1		PF Chang’s China Bistro, Inc. (a)	27
2		Starbucks Corp. (a)	57
1		Station Casinos, Inc.	57
			366
		Household Durables — 1.9%
1		Black & Decker Corp.	97
4		KB Home	164
1		Whirlpool Corp.	91
			352
		Household Products — 1.0%
1		Colgate-Palmolive Co.	80
2		Kimberly-Clark Corp.	110
			190
		Independent Power Producers & Energy Traders — 1.4%
3		Constellation Energy Group, Inc.	215
1		TXU Corp.	38
			253
		Insurance — 7.8%
8		American International Group, Inc.	534
3		Brown & Brown, Inc.	91
1		Cincinnati Financial Corp.	39
4		Infinity Property & Casualty Corp.	176
1		Markel Corp. (a)	200
4		Marsh & McLennan Cos., Inc.	129
4		Principal Financial Group	226
2		Willis Group Holdings Ltd. (United Kingdom)	72
			1,467
		Internet & Catalog Retail — 0.4%
5		Expedia, Inc. (a)	83
		IT Services — 1.9%
3		Accenture Ltd., Class A (Bermuda)	100
4		Electronic Data Systems Corp.	112
2		MasterCard, Inc., Class A	152
			364
		Machinery — 0.6%
2		PACCAR, Inc.	116
		Media — 1.5%
12		Interpublic Group of Cos., Inc. (a)	128
3		McGraw-Hill Cos., Inc. (The)	161
			289
		Metals & Mining — 0.6%
1		Phelps Dodge Corp.	105
		Multi-Utilities — 0.6%
7		CenterPoint Energy, Inc.	114
		Multiline Retail — 0.3%
2		Dillards, Inc., Class A	57
		Office Electronics — 0.3%
3		Xerox Corp. (a)	51
		Oil, Gas & Consumable Fuels — 1.6%
1		Aventine Renewable Energy Holdings, Inc. (a)	28
1		Chevron Corp.	47
2		Pioneer Natural Resources Co.	81
1		Tesoro Corp.	90
3		VeraSun Energy Corp. (a)	50
			296
		Paper & Forest Products — 1.3%
—	(h)	International Paper Co.	2
13		Louisiana-Pacific Corp.	247
			249
		Personal Products — 0.4%
2		Avon Products, Inc.	68

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Pharmaceuticals — 3.9%
4	Bristol-Myers Squibb Co.	105
1	Eli Lilly & Co.	70
5	Johnson & Johnson	337
1	New River Pharmaceuticals, Inc. (a)	51
6	Pfizer, Inc.	157
		720
	Real Estate Investment Trusts (REITs) — 12.7%
9	BioMed Realty Trust, Inc.	301
11	DiamondRock Hospitality Co.	182
5	Equity Office Properties Trust	204
5	Equity Residential	298
1	Essex Property Trust, Inc.	147
2	Health Care Property Investors, Inc.	60
4	Kimco Realty Corp.	164
7	Maguire Properties, Inc.	308
9	New Plan Excel Realty Trust	251
2	PS Business Parks, Inc., Class A	158
3	Public Storage, Inc.	309
		2,382
	Road & Rail — 2.1%
11	Heartland Express, Inc.	182
6	Knight Transportation, Inc.	114
5	Werner Enterprises, Inc.	95
		391
	Semiconductors & Semiconductor Equipment — 5.1%
6	Agere Systems, Inc. (a)	99
6	Intel Corp.	125
3	Lam Research Corp. (a)	143
3	Microchip Technology, Inc.	87
12	Micron Technology, Inc. (a)	173
5	National Semiconductor Corp.	115
7	Texas Instruments, Inc.	210
		952
	Specialty Retail — 2.5%
1	AutoZone, Inc. (a)	162
1	Best Buy Co., Inc.	72
5	Gap, Inc. (The)	94
2	Home Depot, Inc.	62
2	Tiffany & Co.	70
		460
	Thrifts & Mortgage Finance — 2.5%
2	Astoria Financial Corp.	51
1	Downey Financial Corp.	59
6	Sovereign Bancorp, Inc.	144
4	Webster Financial Corp.	215
		469
	Wireless Telecommunication Services — 0.6%
2	ALLTEL Corp.	117
	Total Short Positions — 96.6% (Proceeds $17,633)	$18,100

Percentages indicated are based on net assets.

Futures Contracts
(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/06 (USD)	UNREALIZED DEPRECIATION (USD)
(5)	Short Futures Outstanding S&P 500 Index	December, 2006	$(346)	$(6)

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(h)	—	Amount rounds to less than one thousand.

(j)	—	Securities are pledged with a broker as collateral for short sales.

(k)	—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

ADR	—	American Depositary Receipt

USD	—	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN SPECIALTY FUNDS   9

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2006
(Amounts in thousands, except per share amounts)

	Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$18,436
Investments in affiliates, at value	176
Total investment securities, at value	18,612
Cash	55
Deposits with broker for securities sold short	18,174
Receivables:
Investment securities sold	738
Fund shares sold	15
Interest and dividends	89
Prepaid expenses and other assets	6
Total Assets	37,689

LIABILITIES:
Payables:
Dividend for securities sold short	11
Investment securities purchased	753
Securities sold short, at value	18,100
Variation margin on futures contracts	—	(a)
Accrued liabilities:
Administration fees	—	(a)
Shareholder servicing fees	1
Distribution fees	1
Custodian and accounting fees	10
Trustees’ and Officers’ fees	—	(a)
Other	78
Total Liabilities	18,954
Net Assets	$18,735

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B Shares varies based on the length of time the shares were held.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2006

Market Neutral Fund
NET ASSETS:
Paid in capital	$21,870
Accumulated undistributed (distributions in excess of) net investment income	112
Accumulated net realized gains (losses)	(6,209)
Net unrealized appreciation (depreciation)	2,962
Total Net Assets	$18,735

Net Assets:
Class A	$3,630
Class B	368
Institutional Class	14,737
Total	$18,735

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	259
Class B	27
Institutional Class	1,040

Net Asset Value:
Class A — Redemption price per share	$14.01
Class B — Offering price per share (b)	13.81
Institutional Class — Offering and redemption price per share	14.18
Class A maximum sales charge	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$14.79

Cost of investments	$15,177
Proceeds from securities sold short	$17,633

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN SPECIALTY FUNDS   11

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2006
(Amounts in thousands)

Market Neutral Fund
INVESTMENT INCOME:
Dividend income	$757
Interest income	1,799
Dividend income from affiliates (a)	67
Foreign taxes withheld	(1)
Total investment income	2,622

EXPENSES:
Investment advisory fees	530
Administration fees	44
Distribution fees
Class A	9
Class B	2
Shareholder servicing fees
Class A	9
Class B	1
Institutional Class	39
Custodian and accounting fees	52
Professional fees	60
Trustees’ and Officers’ fees	1
Printing and mailing costs	41
Registration and filing fees	52
Transfer agent fees	18
Interest expense	2
Dividend expense on securities sold short	933
Other	4
Total expenses	1,797
Less amounts waived	(392)
Less earnings credits	(4)
Less expense reimbursements	(22)
Net expenses	1,379
Net investment income (loss)	1,243

REALIZED/UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on transactions from:
Investments	9,994
Futures	20
Securities sold short	(10,182)
Net realized gain (loss)	(168)
Change in net unrealized appreciation/depreciation of:
Investments	(1,266)
Futures	(6)
Securities sold short	2,771
Change in net unrealized appreciation (depreciation)	1,499
Net realized/unrealized gains (losses)	1,331
Change in net assets resulting from operations	$2,574

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Market Neutral Fund
	Year Ended 10/31/2006	Year Ended 10/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,243	$1,223
Net realized gain (loss)	(168)	(5,155)
Change in net unrealized appreciation (depreciation)	1,499	2,196
Change in net assets resulting from operations	2,574	(1,736)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(175)	(16)
From net realized gains	—	(8)
Class B
From net investment income	(13)	(1)
From net realized gains	—	(3)
Institutional Class
From net investment income	(1,611)	(876)
From net realized gains	—	(853)
Total distributions to shareholders	(1,799)	(1,757)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(81,119)	21,908

NET ASSETS:
Change in net assets	(80,344)	18,415
Beginning of period	99,079	80,664
End of period	$18,735	$99,079
Accumulated undistributed (distributions in excess of) net investment income	$112	$565

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2006

	Market Neutral Fund
	Year Ended 10/31/2006	Year Ended 10/31/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,011	$3,535
Dividends reinvested	110	11
Cost of shares redeemed	(1,556)	(1,722)
Change in net assets from Class A capital transactions	$565	$1,824

Class B
Proceeds from shares issued	$227	$303
Dividends reinvested	11	2
Cost of shares redeemed	(128)	(287)
Change in net assets from Class B capital transactions	$110	$18

Institutional Class
Proceeds from shares issued	$5,497	$29,251
Dividends reinvested	1,584	1,612
Cost of shares redeemed	(88,875)	(10,797)
Change in net assets from Institutional Class capital transactions	$(81,794)	$20,066

SHARE TRANSACTIONS:
Class A
Issued	146	254
Reinvested	8	1
Redeemed	(113)	(123)
Change in Class A Shares	41	132

Class B
Issued	17	22
Reinvested	1	— (a)
Redeemed	(9)	(21)
Change in Class B Shares	9	1

Institutional Class
Issued	397	2,075
Reinvested	115	115
Redeemed	(6,430)	(771)
Change in Institutional Class Shares	(5,918)	1,419

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN SPECIALTY FUNDS   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period
Class A
Year Ended October 31, 2006	$13.63	$0.36	(e)	$0.70	$1.06	$(0.68)	$—	$(0.68)	$14.01
Year Ended October 31, 2005	14.18	0.09		(0.40)	(0.31)	(0.09)	(0.15)	(0.24)	13.63
Year Ended October 31, 2004	14.01	(0.03	)(e)	0.20	0.17	—	—	—	14.18
Year Ended October 31, 2003	13.99	(0.09	)(e)	0.23	0.14	(0.03)	(0.09)	(0.12)	14.01
February 28, 2002(d) through October 31, 2002	14.64	(0.02	)(e)	(0.62)	(0.64)	(0.01)	—	(0.01)	13.99

Class B
Year Ended October 31, 2006	13.45	0.28	(e)	0.70	0.98	(0.62)	—	(0.62)	13.81
Year Ended October 31, 2005	14.00	0.04		(0.41)	(0.37)	(0.03)	(0.15)	(0.18)	13.45
Year Ended October 31, 2004	13.91	(0.16	)(e)	0.25	0.09	—	—	—	14.00
Year Ended October 31, 2003	13.95	(0.16	)(e)	0.23	0.07	(0.02)	(0.09)	(0.11)	13.91
February 28, 2002(d) through October 31, 2002	14.64	(0.05	)(e)	(0.64)	(0.69)	— (f)	— (f)	— (f)	13.95

Institutional Class
Year Ended October 31, 2006	13.78	0.41	(e)	0.74	1.15	(0.75)	—	(0.75)	14.18
Year Ended October 31, 2005	14.30	0.17		(0.41)	(0.24)	(0.13)	(0.15)	(0.28)	13.78
Year Ended October 31, 2004	14.07	(0.02	)(e)	0.25	0.23	—	—	—	14.30
Year Ended October 31, 2003	14.00	(0.05	)(e)	0.24	0.19	(0.03)	(0.09)	(0.12)	14.07
Year Ended October 31, 2002	15.01	0.04	(e)	(0.62)	(0.58)	(0.17)	(0.26)	(0.43)	14.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering for class of shares.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2006

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expense for securities sold short)	Net expenses (excluding dividend expense for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)		Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate (b)
8.02%	$3,630	3.70%	1.50%	2.62%	4.85%		2.65%	476%
(2.25)	2,968	3.46	1.50	0.99	4.31		2.35	313
1.21	1,222	3.14	1.50	(0.58)	7.44		5.80	200
0.97	220	3.34	1.50	(0.67)	11.93		10.09	114
(4.38)	62	3.29	1.50	(0.21)	28.80	(g)	27.01	138

7.49	368	4.20	2.00	2.04	5.35		3.15	476
(2.68)	251	3.96	2.00	0.35	5.16		3.20	313
0.65	243	3.64	2.00	(1.20)	9.37		7.73	200
0.48	200	3.84	2.00	(1.19)	12.46		10.62	114
(4.69)	86	3.79	2.00	(0.57)	27.44	(g)	25.65	138

8.60	14,737	3.20	1.00	2.97	4.17		1.97	476
(1.75)	95,860	2.96	1.00	1.31	3.72		1.76	313
1.63	79,199	2.64	1.00	(0.19)	3.96		2.32	200
1.35	16,216	3.04	1.19	(0.35)	4.74		2.89	114
(3.97)	20,635	3.02	1.25	0.28	4.52		2.75	138

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN SPECIALTY FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2006

1. Organization

JPMorgan Trust I (“JPM I”) (“the Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Market Neutral Fund	Class A, Class B and Institutional Class

Class A Shares generally provide for a front-end sales charge while Class B Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities and debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Fund applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B. Restricted and Illiquid Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

As of October 31, 2006, the Fund did not hold any restricted or illiquid securities.

C. Repurchase Agreements — The Fund may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Fund requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

18   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2006

D. Futures Contracts — The Fund may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Fund realizes a gain or loss.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

As of October 31, 2006, the Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

E. Short Sales — The Fund engages in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is held by one broker. The Fund is subject to risk of loss if the broker were to fail to perform its obligation under the contractual terms. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

I. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

OCTOBER 31, 2006        JPMORGAN SPECIALTY FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2006 (continued)

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(6)	$103	$(97)

The reclassification for the Fund relates primarily to dividend expense for securities sold short.

K. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.25% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Fund in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements from the money market funds for the year ended October 31, 2006 was approximately $3,000.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class B Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class B Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2006, the Distributor retained the following amounts (in thousands):

Front End Sales Charge	CDSC
$15	$1

No Distribution fees or expenses were waived or reimbursed by the Distributor for the year ended October 31, 2006.

20   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2006

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class B	Institutional Class
0.25%	0.25%	0.10%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class B	Institutional Class
1.50%	2.00%	1.00%

The contractual expense limitation agreements were in effect for the year ended October 31, 2006. The expense limitation percentages in the table above are in place until at least February 29, 2008.

For the year ended October 31, 2006, the Fund’s service providers waived fees and/or contractually reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$333	$20	$39	$392	$22

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended October 31, 2006, the Fund incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

OCTOBER 31, 2006        JPMORGAN SPECIALTY FUNDS   21

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2006 (continued)

4. Investment Transactions

During the year ended October 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
$45,432	$134,282	$20	$—	$60,180	$147,498

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2006, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$15,442	$3,277	$107	$3,170

For the Fund, the difference between book and tax basis unrealized appreciation (depreciation) is primarily attributed to wash sale loss deferrals and return of capital from REIT securities.

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Net Long term Capital gains	Total Distributions Paid
$1,799	$—	$1,799

The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Net Long term Capital gains	Total Distributions Paid
$893	$864	$1,757

At October 31, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$112	$(5,415)	$2,171

For the Fund, the cumulative timing differences primarily consist of wash sale loss deferrals, outstanding REIT return of capital, deferred compensation and mark to market of futures contracts.

As of October 31, 2006, the Fund had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

2013	2014	Total
$4,401	$1,014	$5,415

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

22   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2006

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Fund had no borrowings outstanding at October 31, 2006, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

From time to time, the Fund’s investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

OCTOBER 31, 2006        JPMORGAN SPECIALTY FUNDS   23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and Shareholders of
JPMorgan Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Market Neutral Fund (a portfolio of JPMorgan Trust I, and hereafter referred to as the “Fund”) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2006

24   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2006

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.

Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.

John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.

Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.

Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

OCTOBER 31, 2006        JPMORGAN SPECIALTY FUNDS   25

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

26   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2006

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

OCTOBER 31, 2006        JPMORGAN SPECIALTY FUNDS   27

OFFICERS
(Unaudited) (continued)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

28   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2006

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment at Beginning of Period
October 31, 2006

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006, and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2006	Ending Account Value, October 31, 2006	Expenses Paid During May 1, 2006 to October 31, 2006*	Annualized Expense Ratio
Market Neutral Fund
Class A
Actual	$1,000.00	$1,050.50	$18.55	3.59%
Hypothetical	1,000.00	1,007.11	18.16	3.59
Class B
Actual	1,000.00	1,047.60	21.16	4.10
Hypothetical	1,000.00	1,004.54	20.72	4.10
Institutional Class
Actual	1,000.00	1,053.30	14.59	2.82
Hypothetical	1,000.00	1,010.99	14.29	2.82

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2006        JPMORGAN SPECIALTY FUNDS   29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the Funds’ performance in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, the benefits that had been derived by the Fund from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing

30   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2006

such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the JPMorgan Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Fund. The Trustees indicated that the written evaluation had been was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Fund’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to the Fund’s performance is summarized below:

The Trustees noted the JPMorgan Market Neutral Fund’s performance in the fourth, fifth and fourth quintiles for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees considered the Advisor’s analysis of the Fund’s investment processes, portfolio construction and peer group and were satisfied with the actions taken. The Trustees requested the Fund’s Advisor to similarly review the Fund with members of the Equity subcommittee at each of their regular meetings over the course of the year.

OCTOBER 31, 2006        JPMORGAN SPECIALTY FUNDS   31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the JPMorgan Market Neutral Fund’s fee was considered reasonable recognizing that the net advisory fee and total actual expenses were in the first quintile of its Universe Group.

32   JPMORGAN SPECIALTY FUNDS        OCTOBER 31, 2006

TAX LETTER
(Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended October 31, 2006:

Dividend Received Deduction
59.10%

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2006, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the maximum amount of ordinary income distributions to be treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
$1,799

OCTOBER 31, 2006        JPMORGAN SPECIALTY FUNDS   33

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. October 2006.	AN-SPEC-1006

ANNUAL REPORT OCTOBER 31, 2006

Highbridge
Funds

Highbridge Statistical Market Neutral Fund

CONTENTS

President’s Letter	1
Fund Commentary:
Highbridge Statistical Market Neutral Fund	2
Schedule of Portfolio Investments	4
Financial Statements	17
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	29
Trustees	30
Officers	32
Schedule of Shareholder Expenses	34
Board Approval of Investment Advisory Agreement	35
Tax Letter	38

HIGHLIGHTS

•	The fed funds rate held steady at 5.25%

•	Treasury prices and yields varied as investors tried to anticipate the Fed’s next move

•	Unemployment rate reached a five-year low in October

•	Housing data fluctuated during the period before stabilizing in October

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to a Fund’s prospectus for a discussion of a Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
NOVEMBER 15, 2006 (Unaudited)

To Our Shareholders:

We are pleased to present the annual report for the Highbridge Statistical Market Neutral Fund for the period ended October 31, 2006. Inside you’ll find in-depth information on the Fund along with an update from the portfolio manager.

″Late in 2005, the U.S. economy weakened before bouncing back at the start of 2006 on reports of the great improvement in the labor market with jobless claims edging below 300,000.”

Equity Markets Steady

As 2005 ended positively for equity markets, the new year started with the Dow Jones Industrial Average (DJIA) rising above 11,000 for the first time since 2001. Robust consumer spending, employment and manufacturing reports supported positive market returns early in the year. In the spring, U.S. equities were boosted by strong corporate earnings data, but the second quarter ended mixed with investors reacting to weak regional manufacturing reports, and Federal Reserve (Fed) statements hinting that the two-year string of rate increases could end. Late in the period, the NASDAQ Composite and the S&P 500 indexes rose along with the DJIA, which presented its best third quarter in over a decade, in part due to lower oil prices and reports showing stronger consumer sentiment and expanded business activity.

Federal Reserve Halts String of Rate Increases

While interest rate hikes by the Federal Open Market Committee (FOMC) were on a consistent 25-basis point (bp) schedule since June 2004, the market consensus by spring 2006 was that it was nearing the end of its tightening cycle. However, in March, Fed Chairman Benjamin Bernanke’s first FOMC meeting as chair, the fed funds rate increased another 25 bps and continued to rise before the string was halted in August, when the Fed sought to assess the effect the rate hikes were having on the economy. Holding the rate steady at 5.25% at two subsequent FOMC meetings, the Fed asserted its position that further hikes would depend on the direction of inflation and economic growth.

Treasuries Fluctuate

Treasury prices and yields varied as investors tried to anticipate the Fed’s next move. By the end of 2005, two-year Treasuries were trading at 4.40% before moving slightly upward in early 2006. The 30-year Treasury declined slightly in late 2005 to 4.54% before increasing to 4.90% by the end of March. A weaker-than-anticipated non-farm payrolls report in June led to a rally in both Treasuries and municipals, but growing fears of inflation and an increase in primary and secondary supply led to a significant pullback. Treasury and municipal prices continued to stabilize in September on favorable economic data. A drop in U.S. consumer confidence in October led to a rally in Treasuries, with the 30-year long bond yielding 4.72%.

Economy Feels Effects of Weak Housing, Volatile Consumer Confidence

Late in 2005, the U.S. economy weakened before bouncing back at the start of 2006 on reports of the great improvement in labor market with jobless claims edging below 300,000. Payrolls posted an unimpressive gain of 112,000 in April and unemployment figures for July showed a five-month high before slipping slightly in August. Data released late in the period demonstrated firm labor market conditions, as the unemployment rate reached a five-year low of 4.40% in October.

Consumer confidence was volatile throughout the period, affected by rising interest rates and high energy prices. The Conference Board Consumer Confidence Index hit 103.8 in December 2005, and continued to rise through April when it reached 109.6, despite oil prices topping $75 a barrel. In August, the index fell below 100 for the first time since November 2005, before moving higher in October, ending the month at 105.4.

Housing data fluctuated during the period. While new home sales rose to a record 1.28 million for all of 2005, sales of existing homes fell in December to their lowest point in nearly two years. By March, home starts fell while sales of new homes increased. By July, data reflected a continued slowdown in the housing sector with new and existing home sales declining, with the latter falling for the third consecutive month. Autumn brought a tentative sign of stabilization in the market, as falling home prices prompted an increase of 5.30% in new home sales in September.

Outlook

The threat of a hard landing for the economy appears somewhat remote at this time. However, a continuing tight labor market and evidence of consumer resilience may lead to a resurgence of concern about inflation, which would likely unsettle the equity markets, as it could bring the possibility of further monetary tightening into the picture. We believe that the economy should ultimately enjoy a soft landing, but expect some more anxious moments along the way.

On behalf of all of us at JPMorgan Asset Management, thank you for the continued confidence and trust you have placed in us. We look forward to serving your investment needs for many years to come.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

OCTOBER 31, 2006        HIGHBRIDGE FUNDS   1

Highbridge Statistical Market Neutral Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	November 30, 2005
Fiscal Year End	October 31
Net Assets as of 10/31/2006 (In Thousands)	$849,075
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?
A:	The Highbridge Statistical Market Neutral Fund, which seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing, returned 6.55% (Select Class Shares) from the inception date through the period ended October 31, 2006.* The Fund’s benchmark, the Merrill Lynch 3-Month U.S. Treasury Bill Index, returned 4.28% for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?
A:

The Fund, which outperformed its benchmark, saw performance driven primarily by fundamental and relative value forecasting themes. The strongest performance was in the technology and health sectors, while the consumer discretionary sector detracted.

The Fund holds long and short positions in mid- to large-capitalization U.S. equity securities. Returns over the period achieved a low correlation with aggregate equity market moves, consistent with the Fund’s investment objective. The Fund is structured in a manner intended to generate low correlation to overall equity market or sector moves.

The Fund’s top two contributors to performance came from short positions in Affymetrix, a maker of genomic research tools, and long positions in Humana, a managed healthcare company. Affymetrix provided lower earnings guidance earlier in the year, while Humana performed well on the back of strong profit growth fueled by Medicare drug benefits. Conversely, the top two detractors to performance came from short positions. Sotheby’s Holdings Inc., the holding company for the New York-based auction house, benefited from a strong auction market. Vertex Pharmaceuticals, a biotechnology company, gained on favorable results of a Hepatitis C study.

Q:	HOW WAS THE FUND MANAGED?
A:	The Fund was managed using a quantitative investment process. The forecasting component of the process seeks to identify equity securities that are expected to potentially outperform or underperform other equity securities with similar industry and risk characteristics. Holdings are chosen by balancing expected returns predicted by our forecasting model against common and stock-specific risks in the Fund’s portfolio. This balancing is achieved via proprietary optimization software. Trading to rebalance the Fund is accomplished each trading day through a proprietary electronic execution system. The Fund uses techniques and strategies that have and are expected to continue to result in a high degree of portfolio turnover.

LONG POSITIONS PORTFOLIO COMPOSITION**

Consumer Discretionary	17.7%
Financials	16.5
Information Technology	14.9
Health Care	12.3
Industrials	10.8
Utilities	7.6
Consumer Staples	6.8
Materials	5.5
Short-Term Investments	3.7
Energy	3.3
Telecommunication Services	1.3

TOP TEN LONG POSITIONS OF THE PORTFOLIO**

1.	Biomet, Inc.	0.8%
2.	Altria Group, Inc.	0.7
3.	SunTrust Banks, Inc.	0.7
4.	Freddie Mac	0.7
5.	Gannett Co., Inc.	0.7
6.	Molson Coors Brewing Co., Class B	0.7
7.	Pepsi Bottling Group, Inc.	0.7
8.	Wyeth	0.7
9.	Eaton Corp.	0.7
10.	Safeway, Inc.	0.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of October 31, 2006. The Fund’s composition is subject to change.

2   HIGHBRIDGE FUNDS        OCTOBER 31, 2006

SHORT POSITIONS PORTFOLIO COMPOSITION**

Consumer Discretionary	20.0%
Financials	16.0
Information Technology	14.0
Health Care	12.4
Industrials	9.2
Utilities	8.2
Consumer Staples	8.0
Materials	4.3
Energy	3.8
Telecommunication Services	0.9

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**

1.	NVIDIA Corp.	0.8%
2.	Sovereign Bancorp, Inc.	0.8
3.	Hershey Co. (The)	0.7
4.	Harley-Davidson, Inc.	0.7
5.	Illinois Tool Works, Inc.	0.7
6.	American International Group, Inc.	0.7
7.	Merck & Co., Inc.	0.7
8.	McDonald’s Corp.	0.7
9.	CR Bard, Inc.	0.7
10.	Constellation Brands, Inc., Class A	0.7

**	Percentages indicated are based upon net assets as of October 31, 2006. The Fund’s composition is subject to change.

TOTAL RETURNS AS OF OCTOBER 31, 2006

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	11/30/05
Without Sales Charge		6.26%
With Sales Charge*		0.68
CLASS C SHARES	11/30/05
Without CDSC		5.81
With CDSC**		4.81
SELECT CLASS SHARES	11/30/05	6.55

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/05 TO 10/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2005.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Highbridge Statistical Market Neutral Fund, Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market Neutral Funds Average from November 30, 2005 to October 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of the 3-Month U.S. Treasury Market. The Lipper Equity Market Neutral Funds Average represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

The Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

OCTOBER 31, 2006        HIGHBRIDGE FUNDS   3

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 100.4% (j)
	Common Stocks — 96.7%
	Aerospace & Defense — 1.4%
6	Boeing Co.	479
20	Goodrich Corp.	897
74	Honeywell International, Inc.	3,126
21	Lockheed Martin Corp.	1,866
47	Northrop Grumman Corp.	3,135
42	Raytheon Co.	2,083
		11,586
	Air Freight & Logistics — 0.6%
22	CH Robinson Worldwide, Inc.	931
10	FedEx Corp.	1,137
35	United Parcel Service, Inc., Class B	2,627
		4,695
	Airlines — 0.1%
11	Airtran Holdings, Inc. (a)	105
16	Alaska Air Group, Inc. (a)	623
13	Southwest Airlines Co.	192
		920
	Auto Components — 0.5%
28	ArvinMeritor, Inc.	422
33	BorgWarner, Inc.	1,917
21	Goodyear Tire & Rubber Co. (The) (a)	325
16	Johnson Controls, Inc.	1,345
—(h)	Lear Corp.	2
		4,011
	Automobiles — 0.0% (g)
—(h)	Ford Motor Co.	1
—(h)	General Motors Corp.	3
		4
	Beverages — 1.7%
1	Brown-Forman Corp., Class B	43
34	Coca-Cola Co. (The)	1,584
—(h)	Hansen Natural Corp. (a)	3
86	Molson Coors Brewing Co., Class B	6,136
194	Pepsi Bottling Group, Inc.	6,123
9	PepsiAmericas, Inc.	187
		14,076
	Biotechnology — 0.7%
29	Amgen, Inc. (a)	2,218
27	Biogen Idec, Inc. (a)	1,262
12	Genzyme Corp. (a)	818
91	PDL BioPharma, Inc. (a)	1,924
		6,222
	Building Products — 0.0% (g)
3	American Standard Cos., Inc.	152
	Capital Markets — 3.3%
85	A.G. Edwards, Inc.	4,868
109	Bank of New York Co., Inc. (The)	3,746
260	Charles Schwab Corp. (The)	4,742
123	E*Trade Financial Corp. (a)	2,869
64	Eaton Vance Corp.	1,973
48	Federated Investors, Inc., Class B	1,629
14	Franklin Resources, Inc.	1,573
16	Jefferies Group, Inc.	462
19	Merrill Lynch & Co., Inc.	1,662
16	Northern Trust Corp.	967
20	Raymond James Financial, Inc.	640
10	State Street Corp.	665
18	T. Rowe Price Group, Inc.	861
64	Waddell & Reed Financial, Inc., Class A	1,638
		28,295
	Chemicals — 2.6%
22	Air Products & Chemicals, Inc.	1,567
28	Airgas, Inc.	1,061
12	Albemarle Corp.	793
7	Ashland, Inc.	392
28	Chemtura Corp.	239
34	Cytec Industries, Inc.	1,863
20	FMC Corp.	1,380
51	Hercules, Inc. (a)	929
81	Lubrizol Corp.	3,649
61	Lyondell Chemical Co.	1,568
2	Minerals Technologies, Inc.	99
16	PPG Industries, Inc.	1,093
10	Praxair, Inc.	578
71	Rohm & Haas Co.	3,683
23	Scotts Miracle-Gro Co. (The), Class A	1,128
—(h)	Tronox, Inc., Class B	1
72	Valspar Corp.	1,940
		21,963
	Commercial Banks — 3.6%
25	Associated Banc-Corp.	836
13	Bank of Hawaii Corp.	674
1	BB&T Corp.	52
6	City National Corp.	408
53	Colonial BancGroup, Inc. (The)	1,264
7	Comerica, Inc.	396
20	Compass Bancshares, Inc.	1,153
6	Greater Bay Bancorp	157

SEE NOTES TO FINANCIAL STATEMENTS.

4   HIGHBRIDGE FUNDS        OCTOBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Commercial Banks — Continued
160	Huntington Bancshares, Inc.	3,898
83	Keycorp	3,082
12	Marshall & Ilsley Corp.	564
28	Mercantile Bankshares Corp.	1,282
78	SunTrust Banks, Inc.	6,157
23	SVB Financial Group (a)	1,040
37	Synovus Financial Corp.	1,098
61	TCF Financial Corp.	1,593
103	U.S. Bancorp	3,502
10	Wachovia Corp.	530
12	Wells Fargo & Co.	440
26	Zions Bancorp	2,069
		30,195
	Commercial Services & Supplies — 1.7%
23	Adesa, Inc.	570
140	Allied Waste Industries, Inc. (a)	1,698
18	Banta Corp.	806
12	Brink’s Co. (The)	614
8	Cintas Corp.	327
63	Copart, Inc. (a)	1,829
33	Deluxe Corp.	749
5	Dun & Bradstreet Corp. (a)	355
20	Equifax, Inc.	750
45	Herman Miller, Inc.	1,540
10	Monster Worldwide, Inc. (a)	419
4	Pitney Bowes, Inc.	191
8	R.R. Donnelley & Sons Co.	275
19	Republic Services, Inc.	787
20	Robert Half International, Inc.	722
70	Waste Management, Inc.	2,638
		14,270
	Communications Equipment — 2.3%
2	Adtran, Inc.	55
182	Andrew Corp. (a)	1,686
275	Avaya, Inc. (a)	3,520
6	Avocent Corp. (a)	218
51	Cisco Systems, Inc. (a)	1,225
31	F5 Networks, Inc. (a)	2,048
23	Harris Corp.	967
103	Juniper Networks, Inc. (a)	1,782
83	Polycom, Inc. (a)	2,287
36	QUALCOMM, Inc.	1,315
128	Tellabs, Inc. (a)	1,353
246	Utstarcom, Inc. (a)	2,648
		19,104
	Computers & Peripherals — 0.8%
64	Hewlett-Packard Co.	2,462
—(h)	International Business Machines Corp.	40
43	Lexmark International, Inc., Class A (a)	2,719
11	Network Appliance, Inc. (a)	417
59	Western Digital Corp. (a)	1,084
		6,722
	Construction & Engineering — 0.3%
44	Granite Construction, Inc.	2,302
5	Jacobs Engineering Group, Inc. (a)	377
1	Quanta Services, Inc. (a)	17
		2,696
	Construction Materials — 0.5%
75	Florida Rock Industries, Inc.	3,211
13	Martin Marietta Materials, Inc.	1,116
		4,327
	Consumer Finance — 0.5%
57	AmeriCredit Corp. (a)	1,449
33	Capital One Financial Corp.	2,630
		4,079
	Containers & Packaging — 0.6%
1	Bemis Co.	37
78	Packaging Corp. of America	1,783
21	Pactiv Corp. (a)	655
15	Sonoco Products Co.	548
54	Temple-Inland, Inc.	2,137
		5,160
	Distributors — 0.0% (g)
9	Genuine Parts Co.	412
	Diversified Consumer Services — 1.0%
86	Apollo Group, Inc., Class A (a)	3,190
198	Corinthian Colleges, Inc. (a)	2,419
8	Laureate Education, Inc. (a)	404
65	Regis Corp.	2,433
		8,446
	Diversified Financial Services — 0.9%
49	Bank of America Corp.	2,666
95	CIT Group, Inc.	4,931
5	Moody’s Corp.	321
		7,918
	Diversified Telecommunication Services — 1.0%
57	AT&T, Inc.	1,944
101	Citizens Communications Co.	1,476
21	Embarq Corp.	1,035

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        HIGHBRIDGE FUNDS   5

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Diversified Telecommunication Services — Continued
159	Qwest Communications International, Inc. (a)	1,374
82	Verizon Communications, Inc.	3,037
		8,866
	Electric Utilities — 3.1%
84	Allegheny Energy, Inc. (a)	3,595
112	American Electric Power Co., Inc.	4,634
82	Edison International	3,656
57	Entergy Corp.	4,918
15	Exelon Corp.	959
23	FirstEnergy Corp.	1,342
38	Northeast Utilities	948
84	Pepco Holdings, Inc.	2,136
61	Pinnacle West Capital Corp.	2,896
40	PPL Corp.	1,391
5	Westar Energy, Inc.	127
		26,602
	Electrical Equipment — 0.7%
—(h)	Cooper Industries Ltd., Class A (Bermuda)	36
31	Emerson Electric Co.	2,582
14	Hubbell, Inc., Class B	688
16	Rockwell Automation, Inc.	1,004
12	Roper Industries, Inc.	573
16	Thomas & Betts Corp. (a)	845
		5,728
	Electronic Equipment & Instruments — 1.1%
9	Avnet, Inc. (a)	216
10	CDW Corp.	670
92	Ingram Micro, Inc. Class A (a)	1,887
14	Jabil Circuit, Inc.	408
51	Plexus Corp. (a)	1,107
28	Tech Data Corp. (a)	1,111
56	Tektronix, Inc.	1,686
159	Vishay Intertechnology, Inc. (a)	2,145
		9,230
	Energy Equipment & Services — 0.9%
8	Baker Hughes, Inc.	527
35	BJ Services Co.	1,041
8	Cameron International Corp. (a)	386
1	Grant Prideco, Inc. (a)	54
—(h)	Halliburton Co.	1
31	Helmerich & Payne, Inc.	747
56	National Oilwell Varco, Inc. (a)	3,379
40	Pride International, Inc. (a)	1,106
12	Tidewater, Inc.	604
		7,845
	Food & Staples Retailing — 1.5%
150	BJ’s Wholesale Club, Inc. (a)	4,289
46	CVS Corp.	1,457
17	Kroger Co. (The)	389
203	Safeway, Inc.	5,951
3	SYSCO Corp.	112
3	Whole Foods Market, Inc.	167
		12,365
	Food Products — 1.6%
11	Archer-Daniels-Midland Co.	433
161	ConAgra Foods, Inc.	4,219
57	Dean Foods Co. (a)	2,409
49	General Mills, Inc.	2,760
20	H.J. Heinz Co.	852
10	Hormel Foods Corp.	345
27	JM Smucker Co. (The)	1,339
2	Kellogg Co.	121
4	Lancaster Colony Corp.	177
19	McCormick & Co., Inc. (Non-Voting)	697
11	Smithfield Foods, Inc. (a)	295
		13,647
	Gas Utilities — 0.3%
55	ONEOK, Inc.	2,272
4	Questar Corp.	339
—(h)	WGL Holdings, Inc.	7
		2,618
	Health Care Equipment & Supplies — 3.8%
108	Baxter International, Inc.	4,958
80	Beckman Coulter, Inc.	4,611
35	Becton, Dickinson & Co.	2,435
174	Biomet, Inc.	6,600
139	Cytyc Corp. (a)	3,660
38	Dentsply International, Inc.	1,187
27	Edwards Lifesciences Corp. (a)	1,176
26	Hillenbrand Industries, Inc.	1,522
31	Medtronic, Inc.	1,519
92	STERIS Corp.	2,244
37	Zimmer Holdings, Inc. (a)	2,658
		32,570

SEE NOTES TO FINANCIAL STATEMENTS.

6   HIGHBRIDGE FUNDS        OCTOBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
	Health Care Providers & Services — 2.9%
58	Aetna, Inc.	2,392
19	Apria Healthcare Group, Inc. (a)	434
5	Cardinal Health, Inc.	340
49	Caremark Rx, Inc.	2,398
45	Community Health Systems, Inc. (a)	1,465
29	Coventry Health Care, Inc. (a)	1,379
15	Express Scripts, Inc. (a)	976
29	Humana, Inc. (a)	1,758
23	Laboratory Corp. of America Holdings (a)	1,591
70	LifePoint Hospitals, Inc. (a)	2,495
5	Lincare Holdings, Inc. (a)	172
17	Manor Care, Inc.	806
68	McKesson Corp.	3,397
88	Universal Health Services, Inc., Class B	4,660
		24,263
	Health Care Technology — 0.2%
57	IMS Health, Inc.	1,581
	Hotels, Restaurants & Leisure — 2.4%
28	Bob Evans Farms, Inc.	952
43	Brinker International, Inc.	2,016
129	CBRL Group, Inc.	5,683
20	Darden Restaurants, Inc.	857
8	Harrah’s Entertainment, Inc.	615
41	International Game Technology	1,751
34	International Speedway Corp., Class A	1,779
32	Marriott International, Inc., Class A	1,333
43	Ruby Tuesday, Inc.	1,205
16	Scientific Games Corp. (a)	460
9	Starwood Hotels & Resorts Worldwide, Inc.	544
46	Wyndham Worldwide Corp. (a)	1,368
29	Yum! Brands, Inc.	1,720
		20,283
	Household Durables — 1.7%
21	Beazer Homes USA, Inc.	891
11	Black & Decker Corp.	906
—(h)	D.R. Horton, Inc.	1
17	Fortune Brands, Inc.	1,327
12	Harman International Industries, Inc.	1,188
31	Leggett & Platt, Inc.	729
116	Lennar Corp., Class A	5,500
15	Newell Rubbermaid, Inc.	417
2	Ryland Group, Inc.	69
2	Snap-On, Inc.	115
134	Tupperware Brands Corp.	2,837
7	Whirlpool Corp.	565
		14,545
	Household Products — 0.8%
25	Clorox Co.	1,603
43	Colgate-Palmolive Co.	2,744
37	Procter & Gamble Co.	2,370
		6,717
	Independent Power Producers & Energy Traders — 0.6%
68	AES Corp. (The) (a)	1,493
12	Black Hills Corp.	404
50	Constellation Energy Group, Inc.	3,144
		5,041
	Industrial Conglomerates — 0.7%
41	Teleflex, Inc.	2,554
33	Textron, Inc.	3,020
		5,574
	Insurance — 3.4%
16	Aflac, Inc.	719
34	Allstate Corp. (The)	2,082
4	AMBAC Financial Group, Inc.	309
39	American Financial Group, Inc.	1,867
3	AON Corp.	114
25	Brown & Brown, Inc.	728
10	First American Corp.	413
43	Genworth Financial, Inc.	1,451
16	Hartford Financial Services Group, Inc.	1,376
52	HCC Insurance Holdings, Inc.	1,744
35	Metlife, Inc.	1,988
12	Ohio Casualty Corp.	331
63	Old Republic International Corp.	1,424
218	Progressive Corp. (The)	5,274
39	Protective Life Corp.	1,709
23	Safeco Corp.	1,310
33	St. Paul Travelers Cos., Inc. (The)	1,693
13	Stancorp Financial Group, Inc.	594
9	Torchmark Corp.	537
5	Unitrin, Inc.	232
93	UnumProvident Corp.	1,838
32	W.R. Berkley Corp.	1,181
		28,914

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        HIGHBRIDGE FUNDS   7

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Internet Software & Services — 1.1%
133	eBay, Inc. (a)	4,263
214	VeriSign, Inc. (a)	4,435
25	Yahoo!, Inc. (a)	670
		9,368
	IT Services — 1.9%
2	Acxiom Corp.	53
2	Affiliated Computer Services, Inc., Class A (a)	113
76	BISYS Group, Inc. (The) (a)	844
66	Convergys Corp. (a)	1,408
69	CSG Systems International, Inc. (a)	1,861
4	DST Systems, Inc. (a)	229
106	Electronic Data Systems Corp.	2,675
19	Fiserv, Inc. (a)	930
31	MoneyGram International, Inc.	1,047
106	Paychex, Inc.	4,176
46	Sabre Holdings Corp., Class A	1,174
59	SRA International, Inc., Class A (a)	1,877
		16,387
	Leisure Equipment & Products — 0.0% (g)
5	Callaway Golf Co.	68
14	Hasbro, Inc.	353
		421
	Life Sciences Tools & Services — 1.4%
29	Applera Corp.- Applied Biosystems Group	1,096
59	Charles River Laboratories International, Inc. (a)	2,521
7	Fisher Scientific International, Inc. (a)	630
146	PerkinElmer, Inc.	3,129
77	Pharmaceutical Product Development, Inc.	2,444
27	Techne Corp. (a)	1,495
16	Waters Corp. (a)	778
		12,093
	Machinery — 3.2%
72	AGCO Corp. (a)	1,927
8	Caterpillar, Inc.	492
9	Crane Co.	350
11	Cummins, Inc.	1,431
49	Dover Corp.	2,323
82	Eaton Corp.	5,968
47	Flowserve Corp. (a)	2,508
18	Harsco Corp.	1,438
14	ITT Corp.	789
21	Joy Global, Inc.	838
24	Kennametal, Inc.	1,461
6	Lincoln Electric Holdings, Inc.	341
37	Nordson Corp.	1,698
22	Oshkosh Truck Corp.	984
19	PACCAR, Inc.	1,144
13	Parker-Hannifin Corp.	1,051
48	Pentair, Inc.	1,569
32	Timken Co.	953
		27,265
	Media — 2.8%
111	Belo Corp., Class A	1,945
33	Clear Channel Communications, Inc.	1,160
92	Comcast Corp., Class A (a)	3,746
104	Gannett Co., Inc.	6,145
23	Harte-Hanks, Inc.	576
48	Lee Enterprises, Inc.	1,366
38	McGraw-Hill Cos., Inc. (The)	2,458
2	Media General, Inc., Class A	85
30	Meredith Corp.	1,569
21	Omnicom Group, Inc.	2,173
73	Time Warner, Inc.	1,462
40	Walt Disney Co.	1,267
		23,952
	Metals & Mining — 1.3%
96	Alcoa, Inc.	2,774
50	Commercial Metals Co.	1,344
9	Freeport-McMoRan Copper & Gold, Inc., Class B	523
13	Nucor Corp.	774
14	Phelps Dodge Corp.	1,405
42	Steel Dynamics, Inc.	2,528
23	United States Steel Corp.	1,556
		10,904
	Multi-Utilities — 3.6%
117	CenterPoint Energy, Inc.	1,808
357	CMS Energy Corp. (a)	5,311
76	Duke Energy Corp	2,417
39	Energy East Corp.	952
145	NiSource, Inc.	3,379
50	NSTAR	1,755
68	OGE Energy Corp.	2,632
103	PG&E Corp.	4,438
14	PNM Resources, Inc.	399
4	Public Service Enterprise Group, Inc.	240
137	Puget Energy, Inc.	3,283
42	SCANA Corp.	1,664
10	Vectren Corp.	288
21	Wisconsin Energy Corp.	955
62	Xcel Energy, Inc.	1,362
		30,883

SEE NOTES TO FINANCIAL STATEMENTS.

8   HIGHBRIDGE FUNDS        OCTOBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Multiline Retail — 2.5%
107	Big Lots, Inc. (a)	2,250
30	Dollar Tree Stores, Inc. (a)	927
197	Family Dollar Stores, Inc.	5,807
101	Federated Department Stores, Inc.	4,450
24	Kohl’s Corp. (a)	1,695
52	Nordstrom, Inc.	2,443
19	Sears Holdings Corp. (a)	3,289
		20,861
	Office Electronics — 0.1%
30	Xerox Corp. (a)	512
	Oil, Gas & Consumable Fuels — 2.4%
3	Apache Corp.	192
56	Chesapeake Energy Corp.	1,812
13	Devon Energy Corp.	857
125	El Paso Corp.	1,706
42	Forest Oil Corp. (a)	1,385
20	Hess Corp.	868
22	Marathon Oil Corp.	1,929
145	Newfield Exploration Co. (a)	5,926
47	Overseas Shipholding Group, Inc.	2,915
37	Peabody Energy Corp.	1,566
34	Plains Exploration & Production Co. (a)	1,438
		20,594
	Paper & Forest Products — 0.5%
65	International Paper Co.	2,167
12	Louisiana-Pacific Corp.	243
59	MeadWestvaco Corp.	1,622
9	Weyerhaeuser Co.	590
		4,622
	Personal Products — 0.4%
26	Avon Products, Inc.	782
56	Estee Lauder Cos., Inc. (The), Class A	2,269
		3,051
	Pharmaceuticals — 3.3%
15	Abbott Laboratories	702
17	Barr Pharmaceuticals, Inc. (a)	911
33	Bristol-Myers Squibb Co.	828
258	King Pharmaceuticals, Inc. (a)	4,310
54	Mylan Laboratories, Inc.	1,106
127	Perrigo Co.	2,280
218	Pfizer, Inc.	5,815
93	Schering-Plough Corp.	2,061
146	Watson Pharmaceuticals, Inc. (a)	3,938
117	Wyeth	5,977
		27,928
	Real Estate Investment Trusts (REITs) — 2.1%
18	AMB Property Corp.	1,052
28	Apartment Investment & Management Co.	1,632
16	Boston Properties, Inc.	1,672
3	Developers Diversified Realty Corp.	159
2	Highwoods Properties, Inc.	73
47	Hospitality Properties Trust	2,296
2	Kimco Realty Corp.	80
3	Liberty Property Trust	140
15	Macerich Co. (The)	1,205
52	Mack-Cali Realty Corp.	2,747
29	New Plan Excel Realty Trust	825
48	Plum Creek Timber Co., Inc.	1,725
33	Potlatch Corp.	1,344
10	ProLogis	616
19	Rayonier, Inc.	787
18	Regency Centers Corp.	1,282
2	Simon Property Group, Inc.	146
1	Vornado Realty Trust	73
3	Weingarten Realty Investors	139
		17,993
	Real Estate Management & Development — 0.0% (g)
13	Realogy Corp. (a)	343
	Road & Rail — 1.1%
138	Avis Budget Group, Inc.	2,728
11	Norfolk Southern Corp.	552
12	Ryder System, Inc.	637
29	Swift Transportation Co., Inc. (a)	727
47	Union Pacific Corp.	4,231
19	YRC Worldwide, Inc. (a)	724
		9,599
	Semiconductors & Semiconductor Equipment — 4.1%
251	Advanced Micro Devices, Inc. (a)	5,344
11	Altera Corp. (a)	207
97	Atmel Corp. (a)	560
179	Fairchild Semiconductor International, Inc. (a)	2,883
25	Freescale Semiconductor, Inc., Class B (a)	967
142	Intel Corp.	3,024
46	International Rectifier Corp. (a)	1,665
109	Lam Research Corp. (a)	5,404
88	LSI Logic Corp. (a)	880
26	Maxim Integrated Products, Inc.	780
27	MEMC Electronic Materials, Inc. (a)	941
3	Micrel, Inc. (a)	36
7	Microchip Technology, Inc.	230

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        HIGHBRIDGE FUNDS   9

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Semiconductors & Semiconductor Equipment — Continued
401	Micron Technology, Inc. (a)	5,800
146	National Semiconductor Corp.	3,535
3	Semtech Corp. (a)	39
180	Teradyne, Inc. (a)	2,529
12	Texas Instruments, Inc.	358
		35,182
	Software — 3.5%
28	Autodesk, Inc. (a)	1,036
17	BMC Software, Inc. (a)	512
75	Cadence Design Systems, Inc. (a)	1,343
62	Citrix Systems, Inc. (a)	1,842
413	Compuware Corp. (a)	3,318
94	Fair Isaac Corp.	3,447
73	Jack Henry & Associates, Inc.	1,589
48	Macrovision Corp. (a)	1,289
181	Mentor Graphics Corp. (a)	3,049
60	Microsoft Corp.	1,727
262	Oracle Corp. (a)	4,831
161	Sybase, Inc. (a)	3,915
30	Symantec Corp. (a)	592
59	Synopsys, Inc. (a)	1,328
—(h)	Wind River Systems, Inc. (a)	—	(h)
		29,818
	Specialty Retail — 5.9%
11	Advance Auto Parts, Inc.	373
19	American Eagle Outfitters, Inc.	890
124	AnnTaylor Stores Corp. (a)	5,474
49	Autonation, Inc. (a)	985
53	AutoZone, Inc. (a)	5,919
38	Barnes & Noble, Inc.	1,570
8	Bed Bath & Beyond, Inc. (a)	305
55	Best Buy Co., Inc.	3,022
281	Charming Shoppes, Inc. (a)	4,158
12	Chico’s FAS, Inc. (a)	280
147	Claire’s Stores, Inc.	4,179
43	Foot Locker, Inc.	994
72	Home Depot, Inc.	2,695
29	Lowe’s Cos., Inc.	885
7	Michaels Stores, Inc.	299
131	Office Depot, Inc. (a)	5,491
16	OfficeMax, Inc.	753
145	Payless Shoesource, Inc. (a)	3,891
56	PetSmart, Inc.	1,603
64	RadioShack Corp.	1,144
74	Ross Stores, Inc.	2,192
5	Sherwin-Williams Co. (The)	273
71	Williams-Sonoma, Inc.	2,424
		49,799
	Textiles, Apparel & Luxury Goods — 0.9%
1	Hanesbrands, Inc. (a)	14
69	Jones Apparel Group, Inc.	2,313
38	Nike, Inc., Class B	3,525
23	Polo Ralph Lauren Corp.	1,616
		7,468
	Thrifts & Mortgage Finance — 2.7%
122	First Niagara Financial Group, Inc.	1,751
89	Freddie Mac	6,151
88	IndyMac Bancorp, Inc.	4,007
10	MGIC Investment Corp.	612
97	PMI Group, Inc. (The)	4,155
2	Radian Group, Inc.	107
33	Washington Federal, Inc.	757
120	Washington Mutual, Inc.	5,096
		22,636
	Tobacco — 0.8%
76	Altria Group, Inc.	6,206
11	UST, Inc.	583
		6,789
	Trading Companies & Distributors — 1.0%
5	GATX Corp.	205
16	MSC Industrial Direct Co.	637
98	United Rentals, Inc. (a)	2,315
72	WW Grainger, Inc.	5,261
		8,418
	Wireless Telecommunication Services — 0.3%
46	Telephone & Data Systems, Inc.	2,255
	Total Common Stocks (Cost $780,080)	820,783
Short Term Investment — 3.7%
	Investment Company — 3.7%
31,590	JPMorgan Prime Money Market Fund (b) (Cost $31,590)	31,590
	Total Long Positions — 100.4% (Cost $811,670)	852,373
	Liabilities in Excess of Other Assets — (0.4)%	(3,298)
	NET ASSETS — 100.0%	$849,075

SEE NOTES TO FINANCIAL STATEMENTS.

10   HIGHBRIDGE FUNDS        OCTOBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — 96.8%
	Common Stocks — 96.8%
	Aerospace & Defense — 1.8%
34	Alliant Techsystems, Inc. (a)	2,645
47	DRS Technologies, Inc.	2,077
87	General Dynamics Corp.	6,215
2	L-3 Communications Holdings, Inc.	158
1	Precision Castparts Corp.	74
49	Rockwell Collins, Inc.	2,820
15	United Technologies Corp.	1,010
		14,999
	Air Freight & Logistics — 0.3%
48	Expeditors International of Washington, Inc.	2,256
	Auto Components — 0.0% (g)
15	Gentex Corp.	238
	Automobiles — 1.0%
91	Harley-Davidson, Inc.	6,248
55	Thor Industries, Inc.	2,425
		8,673
	Beverages — 1.4%
113	Anheuser-Busch Cos., Inc.	5,353
26	Coca-Cola Enterprises, Inc.	519
227	Constellation Brands, Inc., Class A (a)	6,231
—(h)	PepsiCo, Inc.	5
		12,108
	Biotechnology — 1.2%
15	Cephalon, Inc. (a)	1,018
90	Gilead Sciences, Inc. (a)	6,222
267	Millennium Pharmaceuticals, Inc. (a)	3,127
1	Vertex Pharmaceuticals, Inc. (a)	61
		10,428
	Building Products — 0.0% (g)
13	Masco Corp.	359
	Capital Markets — 3.2%
—(h)	Ameriprise Financial, Inc.	21
—(h)	Bear Stearns Cos., Inc. (The)	13
33	Goldman Sachs Group, Inc.	6,214
83	Investors Financial Services Corp.	3,276
27	Janus Capital Group, Inc.	552
8	Legg Mason, Inc.	734
80	Lehman Brothers Holdings, Inc.	6,223
106	Mellon Financial Corp.	4,111
72	Morgan Stanley	5,512
3	SEI Investments Co.	191
		26,847
	Chemicals — 2.2%
10	Cabot Corp.	412
62	Eastman Chemical Co.	3,770
27	Ecolab, Inc.	1,226
55	International Flavors & Fragrances, Inc.	2,348
25	Monsanto Co.	1,098
133	Olin Corp.	2,306
119	RPM International, Inc.	2,284
56	Sensient Technologies Corp.	1,291
48	Sigma-Aldrich Corp.	3,583
		18,318
	Commercial Banks — 3.2%
43	Cathay General Bancorp	1,472
37	Commerce Bancorp, Inc.	1,307
156	Fifth Third Bancorp	6,219
137	First Horizon National Corp.	5,390
57	FirstMerit Corp.	1,324
51	M&T Bank Corp.	6,200
56	National City Corp.	2,088
7	PNC Financial Services Group, Inc.	521
19	Regions Financial Corp.	728
32	Westamerica Bancorp	1,590
		26,839
	Commercial Services & Supplies — 1.9%
21	Avery Dennison Corp.	1,342
95	ChoicePoint, Inc. (a)	3,471
34	Corporate Executive Board Co.	3,092
10	HNI Corp.	428
58	Manpower, Inc.	3,924
42	Mine Safety Appliances Co.	1,605
18	Navigant Consulting, Inc. (a)	316
29	Rollins, Inc.	624
21	Stericycle, Inc. (a)	1,453
		16,255
	Communications Equipment — 1.6%
122	ADC Telecommunications, Inc. (a)	1,744
151	Ciena Corp. (a)	3,544
114	Comverse Technology, Inc. (a)	2,487
82	Corning, Inc. (a)	1,683
138	JDS Uniphase Corp. (a)	2,005
56	Motorola, Inc.	1,297
28	Plantronics, Inc.	590
42	Powerwave Technologies, Inc. (a)	274
		13,624

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        HIGHBRIDGE FUNDS   11

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Computers & Peripherals — 1.8%
44	Apple Computer, Inc. (a)	3,597
—(h)	Dell, Inc. (a)	1
15	Diebold, Inc.	673
46	EMC Corp. (a)	567
13	Imation Corp.	605
21	NCR Corp. (a)	865
351	Palm, Inc. (a)	5,385
178	QLogic Corp. (a)	3,672
—(h)	SanDisk Corp. (a)	2
		15,367
	Construction & Engineering — 0.3%
34	Fluor Corp.	2,676
	Construction Materials — 0.2%
24	Vulcan Materials Co.	1,985
	Consumer Finance — 0.6%
—(h)	American Express Co.	5
107	SLM Corp.	5,197
		5,202
	Containers & Packaging — 0.6%
51	Ball Corp.	2,119
50	Sealed Air Corp.	2,979
		5,098
	Diversified Consumer Services — 1.3%
59	Career Education Corp. (a)	1,320
20	DeVry, Inc. (a)	482
264	H&R Block, Inc.	5,761
46	ITT Educational Services, Inc. (a)	3,157
3	Sotheby’s Holdings, Inc., Class A	99
		10,819
	Diversified Financial Services — 0.6%
1	Chicago Mercantile Exchange Holdings, Inc.	620
27	Citigroup, Inc.	1,364
126	Leucadia National Corp.	3,321
		5,305
	Diversified Telecommunication Services — 0.7%
83	CenturyTel, Inc.	3,356
200	Windstream Corp.	2,748
		6,104
	Electric Utilities — 3.0%
112	DPL, Inc.	3,226
43	Duquesne Light Holdings, Inc.	853
58	FPL Group, Inc.	2,950
84	Great Plains Energy, Inc.	2,718
68	Hawaiian Electric Industries, Inc.	1,903
—(h)	Idacorp, Inc.	3
134	Progress Energy, Inc.	6,152
76	Sierra Pacific Resources (a)	1,154
170	Southern Co. (The)	6,190
		25,149
	Electrical Equipment — 0.2%
—(h)	American Power Conversion Corp.	1
41	Ametek, Inc.	1,892
		1,893
	Electronic Equipment & Instruments — 1.6%
132	Agilent Technologies, Inc. (a)	4,712
1	Amphenol Corp., Class A	50
54	Arrow Electronics, Inc. (a)	1,626
177	Molex, Inc.	6,185
36	National Instruments Corp.	1,134
—(h)	Symbol Technologies, Inc.	1
		13,708
	Energy Equipment & Services — 0.7%
5	ENSCO International, Inc.	258
25	FMC Technologies, Inc. (a)	1,503
28	Hanover Compressor Co. (a)	524
—(h)	Noble Corp.	1
25	Patterson-UTI Energy, Inc.	574
1	Rowan Cos., Inc.	18
69	Smith International, Inc.	2,706
2	Weatherford International Ltd. (a)	67
		5,651
	Food & Staples Retailing — 2.2%
75	Costco Wholesale Corp.	4,001
23	Ruddick Corp.	635
111	SUPERVALU, Inc.	3,703
90	Wal-Mart Stores, Inc.	4,435
137	Walgreen Co.	5,996
		18,770
	Food Products — 2.2%
66	Campbell Soup Co.	2,453
118	Hershey Co. (The)	6,265
3	Sara Lee Corp.	50
28	Tootsie Roll Industries, Inc.	876
250	Tyson Foods, Inc., Class A	3,608
99	W.M. Wrigley Jr. Co.	5,142
		18,394

SEE NOTES TO FINANCIAL STATEMENTS.

12   HIGHBRIDGE FUNDS        OCTOBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Gas Utilities — 0.9%
38	AGL Resources, Inc.	1,408
67	Equitable Resources, Inc.	2,730
92	National Fuel Gas Co.	3,441
—(h)	Nicor, Inc.	20
—(h)	Peoples Energy Corp.	3
		7,602
	Health Care Equipment & Supplies — 3.3%
34	Advanced Medical Optics, Inc. (a)	1,393
92	Bausch & Lomb, Inc.	4,950
56	Boston Scientific Corp. (a)	893
76	CR Bard, Inc.	6,233
12	Gen-Probe, Inc. (a)	598
46	Hospira, Inc. (a)	1,668
11	Intuitive Surgical, Inc. (a)	1,098
81	Resmed, Inc. (a)	3,570
33	St. Jude Medical, Inc. (a)	1,118
110	Stryker Corp.	5,762
20	Varian Medical Systems, Inc. (a)	1,103
		28,386
	Health Care Providers & Services — 3.5%
35	AmerisourceBergen Corp.	1,655
8	Cigna Corp.	973
203	Health Management Associates, Inc., Class A	3,993
11	Health Net, Inc. (a)	460
3	Henry Schein, Inc. (a)	154
16	Medco Health Solutions, Inc. (a)	872
71	Omnicare, Inc.	2,680
149	Patterson Cos., Inc. (a)	4,896
51	Psychiatric Solutions, Inc. (a)	1,693
28	Quest Diagnostics, Inc.	1,371
341	Tenet Healthcare Corp. (a)	2,411
50	Triad Hospitals, Inc. (a)	1,861
128	UnitedHealth Group, Inc.	6,224
20	VCA Antech, Inc. (a)	647
—(h)	WellPoint, Inc. (a)	3
		29,893
	Hotels, Restaurants & Leisure — 2.3%
1	Applebee’s International, Inc.	25
36	Cheesecake Factory, Inc. (The) (a)	1,005
99	Hilton Hotels Corp.	2,871
149	McDonald’s Corp.	6,236
1	OSI Restaurant Partners, Inc.	45
92	Starbucks Corp. (a)	3,476
108	Tim Hortons, Inc. (Canada)	3,134
84	Wendy’s International, Inc.	2,903
		19,695
	Household Durables — 2.2%
122	American Greetings Corp., Class A	2,926
44	Blyth, Inc.	1,058
12	Centex Corp.	634
152	Hovnanian Enterprises, Inc., Class A (a)	4,698
124	KB Home	5,568
7	MDC Holdings, Inc.	342
15	Mohawk Industries, Inc. (a)	1,098
—(h)	Pulte Homes, Inc.	2
28	Stanley Works (The)	1,358
21	Toll Brothers, Inc. (a)	598
		18,282
	Household Products — 0.8%
47	Church & Dwight Co., Inc.	1,893
34	Energizer Holdings, Inc. (a)	2,628
40	Kimberly-Clark Corp.	2,687
		7,208
	Independent Power Producers & Energy Traders — 0.4%
114	Dynegy, Inc., Class A (a)	695
42	TXU Corp.	2,642
		3,337
	Industrial Conglomerates — 0.4%
4	3M Co.	327
34	Carlisle Cos., Inc.	2,868
—(h)	General Electric Co.	4
		3,199
	Insurance — 3.3%
93	American International Group, Inc.	6,238
13	AmerUs Group Co.	873
—(h)	Chubb Corp.	7
70	Cincinnati Financial Corp.	3,175
27	Gallagher (Arthur J.) & Co.	749
21	Hanover Insurance Group, Inc. (The)	930
68	Lincoln National Corp.	4,295
59	Loews Corp.	2,302
26	Marsh & McLennan Cos., Inc.	752
81	MBIA, Inc.	4,993
24	Mercury General Corp.	1,261
17	Principal Financial Group	955
21	Prudential Financial, Inc.	1,636
		28,166

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        HIGHBRIDGE FUNDS   13

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Internet & Catalog Retail — 0.8%
60	Amazon.com, Inc. (a)	2,288
148	Coldwater Creek, Inc. (a)	4,518
		6,806
	Internet Software & Services — 0.1%
1	Google, Inc., Class A (a)	532
	IT Services — 2.2%
—(h)	Alliance Data Systems Corp. (a)	3
75	Automatic Data Processing, Inc.	3,725
137	Ceridian Corp. (a)	3,238
6	CheckFree Corp. (a)	253
—(h)	Cognizant Technology Solutions Corp., Class A (a)	3
15	Computer Sciences Corp. (a)	815
97	Fidelity National Information Services, Inc.	4,032
11	First Data Corp.	276
114	Gartner, Inc. (a)	2,127
72	MPS Group, Inc. (a)	1,098
304	Unisys Corp. (a)	1,991
35	Western Union Co. (The) (a)	770
		18,331
	Leisure Equipment & Products — 0.1%
3	Brunswick Corp.	108
23	Mattel, Inc.	513
		621
	Life Sciences Tools & Services — 1.3%
4	Affymetrix, Inc. (a)	101
22	Covance, Inc. (a)	1,311
3	Invitrogen Corp. (a)	168
45	Millipore Corp. (a)	2,889
124	Thermo Electron Corp. (a)	5,334
24	Varian, Inc. (a)	1,148
		10,951
	Machinery — 3.2%
16	Danaher Corp.	1,181
67	Deere & Co.	5,723
58	Donaldson Co., Inc.	2,191
42	Graco, Inc.	1,710
130	Illinois Tool Works, Inc.	6,244
100	Navistar International Corp. (a)	2,769
142	Pall Corp.	4,542
44	SPX Corp.	2,552
11	Trinity Industries, Inc.	388
		27,300
	Marine — 0.2%
33	Alexander & Baldwin, Inc.	1,509
	Media — 3.9%
48	Catalina Marketing Corp.	1,225
38	CBS Corp., Class B	1,097
50	Dow Jones & Co., Inc.	1,742
75	E.W. Scripps Co., Class A	3,701
527	Interpublic Group of Cos., Inc. (a)	5,750
—(h)	McClatchy Co., Class A	9
137	New York Times Co., Class A	3,305
239	News Corp., Class A	4,981
48	Reader’s Digest Association, Inc. (The) (Non-Voting)	685
77	Scholastic Corp. (a)	2,433
109	Tribune Co.	3,626
40	Univision Communications, Inc., Class A (a)	1,405
86	Viacom, Inc., Class B (a)	3,363
		33,322
	Metals & Mining — 1.0%
7	Allegheny Technologies, Inc.	537
36	Newmont Mining Corp.	1,646
20	Reliance Steel & Aluminum Co.	696
318	Worthington Industries, Inc.	5,500
		8,379
	Multi-Utilities — 3.9%
49	Alliant Energy Corp.	1,883
83	Ameren Corp.	4,500
128	Consolidated Edison, Inc.	6,187
54	Dominion Resources, Inc.	4,405
136	DTE Energy Co.	6,160
—(h)	MDU Resources Group, Inc.	1
92	Sempra Energy	4,886
122	TECO Energy, Inc.	2,006
53	WPS Resources Corp.	2,816
		32,844
	Multiline Retail — 2.4%
184	Dillards, Inc., Class A	5,563
443	Dollar General Corp.	6,216
37	J.C. Penney Co., Inc.	2,754
319	Saks, Inc.	6,173
1	Target Corp.	58
		20,764
	Office Electronics — 0.3%
67	Zebra Technologies Corp., Class A (a)	2,507

SEE NOTES TO FINANCIAL STATEMENTS.

14   HIGHBRIDGE FUNDS        OCTOBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Oil, Gas & Consumable Fuels — 3.1%
7	Anadarko Petroleum Corp.	333
32	Arch Coal, Inc.	1,096
7	Chevron Corp.	446
10	ConocoPhillips	578
8	Consol Energy, Inc.	273
24	Denbury Resources, Inc. (a)	701
7	EOG Resources, Inc.	438
23	Exxon Mobil Corp.	1,653
104	Murphy Oil Corp.	4,906
16	Noble Energy, Inc.	793
8	Occidental Petroleum Corp.	368
32	Pioneer Natural Resources Co.	1,317
51	Pogo Producing Co.	2,297
37	Quicksilver Resources, Inc. (a)	1,274
68	Southwestern Energy Co. (a)	2,421
—(h)	Valero Energy Corp.	1
58	Williams Cos., Inc.	1,410
129	XTO Energy, Inc.	6,015
		26,320
	Paper & Forest Products — 0.3%
103	Bowater, Inc.	2,163
	Personal Products — 0.7%
121	Alberto-Culver Co.	6,146
	Pharmaceuticals — 3.1%
50	Allergan, Inc.	5,745
—(h)	Eli Lilly & Co.	3
72	Forest Laboratories, Inc. (a)	3,518
92	Johnson & Johnson	6,210
68	Medicis Pharmaceutical Corp., Class A	2,387
137	Merck & Co., Inc.	6,238
—(h)	Par Pharmaceutical Cos., Inc. (a)	1
111	Valeant Pharmaceuticals International	2,074
		26,176
	Real Estate Investment Trusts (REITs) — 2.2%
72	Archstone-Smith Trust	4,334
78	Equity Office Properties Trust	3,309
51	Equity Residential	2,787
—(h)	Host Hotels & Resorts, Inc.	2
35	Public Storage, Inc.	3,126
166	United Dominion Realty Trust, Inc.	5,378
		18,936
	Road & Rail — 0.9%
—(h)	Burlington Northern Santa Fe Corp.	3
—(h)	Con-way, Inc.	2
20	CSX Corp.	705
138	J.B. Hunt Transport Services, Inc.	2,977
208	Werner Enterprises, Inc.	3,810
		7,497
	Semiconductors & Semiconductor Equipment — 3.5%
41	Analog Devices, Inc.	1,308
119	Applied Materials, Inc.	2,067
7	Broadcom Corp., Class A (a)	208
—(h)	Cree, Inc. (a)	—	(h)
40	Cypress Semiconductor Corp. (a)	664
61	Integrated Device Technology, Inc. (a)	966
9	Intersil Corp., Class A	222
16	KLA-Tencor Corp.	780
40	Linear Technology Corp.	1,251
75	Novellus Systems, Inc. (a)	2,076
187	NVIDIA Corp. (a)	6,504
648	PMC-Sierra, Inc. (a)	4,293
503	RF Micro Devices, Inc. (a)	3,670
1	Silicon Laboratories, Inc. (a)	31
216	Xilinx, Inc.	5,518
		29,558
	Software — 2.9%
42	Activision, Inc. (a)	654
123	Adobe Systems, Inc. (a)	4,723
37	Advent Software, Inc. (a)	1,370
88	CA, Inc	2,181
—(h)	Electronic Arts, Inc. (a)	1
172	Intuit, Inc. (a)	6,085
33	McAfee, Inc. (a)	957
729	Novell, Inc. (a)	4,376
164	Parametric Technology Corp. (a)	3,214
26	Transaction Systems Architects, Inc. (a)	864
		24,425
	Specialty Retail — 5.6%
66	Abercrombie & Fitch Co., Class A	5,086
60	Aeropostale, Inc. (a)	1,767
209	Borders Group, Inc.	4,303
141	CarMax, Inc. (a)	6,230
53	Circuit City Stores, Inc.	1,438
99	GameStop Corp., Class A (a)	5,057
175	Gap, Inc. (The)	3,672
37	Limited Brands, Inc.	1,085
71	O’Reilly Automotive, Inc. (a)	2,301
49	Pacific Sunwear of California, Inc. (a)	866

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        HIGHBRIDGE FUNDS   15

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Specialty Retail — Continued
84	Rent-A-Center, Inc. (a)	2,426
165	Staples, Inc.	4,245
164	Tiffany & Co.	5,845
170	Urban Outfitters, Inc. (a)	2,971
		47,292
	Textiles, Apparel & Luxury Goods — 0.4%
—(h)	Coach, Inc. (a)	—	(h)
18	Liz Claiborne, Inc.	739
79	Timberland Co., Class A (a)	2,277
		3,016
	Thrifts & Mortgage Finance — 2.9%
132	Astoria Financial Corp.	3,828
20	Countrywide Financial Corp.	757
104	Fannie Mae	6,190
346	New York Community Bancorp, Inc.	5,657
266	Sovereign Bancorp, Inc.	6,353
45	Webster Financial Corp.	2,179
		24,964
	Tobacco — 0.7%
98	Reynolds American, Inc.	6,211
	Trading Companies & Distributors — 0.0% (g)
11	Fastenal Co.	425
	Wireless Telecommunication Services — 0.2%
31	ALLTEL Corp.	1,639
22	Sprint Nextel Corp.	413
		2,052
	Total Short Positions — 96.8% (Proceeds $794,326)	821,880

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g) —	Amount rounds to less than 0.1%.

(h) —	Amount rounds to less than one thousand.

(j) —	Securities are pledged with a broker as collateral for short sales.

SEE NOTES TO FINANCIAL STATEMENTS.

16   HIGHBRIDGE FUNDS        OCTOBER 31, 2006

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2006

(Amounts in thousands, except per share amounts)

Highbridge Statistical Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$820,783
Investments in affiliates, at value	31,590
Total investment securities, at value	852,373
Deposits with broker for securities sold short	806,974
Receivables:
Investment securities sold	141,994
Fund shares sold	8,799
Interest and dividends	1,865
Total Assets	1,812,005

LIABILITIES:
Payables:
Dividends for securities sold short	369
Investment securities purchased	139,293
Securities sold short, at value	821,880
Fund shares redeemed	196
Accrued liabilities:
Investment advisory fees	999
Administration fees	66
Shareholder servicing fees	47
Distribution fees	23
Fund accounting fees	10
Trustees’ and Officers’ fees	4
Other	43
Total Liabilities	962,930
Net Assets	$849,075

(a) Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        HIGHBRIDGE FUNDS   17

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands, except per share amounts)

Highbridge Statistical Market Neutral Fund
NET ASSETS:
Paid in capital	$836,135
Accumulated undistributed (distributions in excess of) net investment income	8,304
Accumulated net realized gains (losses)	(8,513)
Net unrealized appreciation (depreciation)	13,149
Total Net Assets	$849,075

Net Assets:
Class A	$34,345
Class C	27,614
Select Class	787,116
Total	$849,075

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,158
Class C	1,741
Select Class	49,338

Net Asset Value:
Class A — Redemption price per share	$15.92
Class C — Offering price per share (a)	15.86
Select Class — Offering and redemption price per share	15.95
Class A maximum sales charge	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$16.80

Cost of investments	$811,670
Proceeds from securities sold short	$794,326

SEE NOTES TO FINANCIAL STATEMENTS.

18   HIGHBRIDGE FUNDS        OCTOBER 31, 2006

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2006

(Amounts in thousands)

Highbridge Statistical Market Neutral Fund (a)
INVESTMENT INCOME:
Dividend income	$3,032
Dividend income from affiliates (b)	678
Interest income	11,525
Total investment income	15,235

EXPENSES:
Investment advisory fees	4,304
Administration fees	249
Distribution fees:
Class A	21
Class C	68
Shareholder servicing fees:
Class A	21
Class C	23
Select Class	571
Custodian fees	30
Fund accounting fees	36
Professional fees	59
Trustees’ and Officers’ fees	4
Printing and mailing costs	72
Registration and filing fees	92
Transfer agent fees	17
Dividend expense on securities sold short	3,090
Other	17
Total expenses	8,674
Less amounts waived	(1,315)
Net expenses	7,359
Net investment income (loss)	7,876

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	18,885
Securities sold short	(26,915)
Net realized gain (loss)	(8,030)
Change in net unrealized appreciation/depreciation of:
Investments	40,703
Securities sold short	(27,554)
Change in net unrealized appreciation (depreciation)	13,149
Net realized/unrealized gains (losses)	5,119
Change in net assets resulting from operations	$12,995

(a)	Commencement of operations was November 30, 2005.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        HIGHBRIDGE FUNDS   19

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

Highbridge Statistical Market Neutral Fund (a)
Period Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,876
Net realized gain (loss)	(8,030)
Change in net unrealized appreciation (depreciation)	13,149
Change in net assets resulting from operations	12,995

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2)
Class C
From net investment income	(1)
Select Class
From net investment income	(56)
Total distributions to shareholders	(59)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	836,139

NET ASSETS:
Change in net assets	849,075
Beginning of period	—
End of period	$849,075
Accumulated undistributed (distributions in excess of) net investment income	$8,304

(a)	Commencement of operations was November 30, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

20   HIGHBRIDGE FUNDS        OCTOBER 31, 2006

Highbridge Statistical Market Neutral Fund (a)
Period Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$36,493
Dividends reinvested	2
Cost of shares redeemed	(2,576)
Change in net assets from Class A capital transactions	$33,919

Class C
Proceeds from shares issued	$28,935
Dividends reinvested	1
Cost of shares redeemed	(1,810)
Change in net assets from Class C capital transactions	$27,126

Select Class
Proceeds from shares issued	$827,589
Dividends reinvested	56
Cost of shares redeemed	(52,551)
Change in net assets from Select Class capital transactions	$775,094

SHARE TRANSACTIONS:
Class A
Issued	2,321
Reinvested	— (b)
Redeemed	(163)
Change in Class A Shares	2,158

Class C
Issued	1,856
Reinvested	— (b)
Redeemed	(115)
Change in Class C Shares	1,741

Select Class
Issued	52,739
Reinvested	4
Redeemed	(3,405)
Change in Select Class Shares	49,338

(a)	Commencement of operations was November 30, 2005.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        HIGHBRIDGE FUNDS   21

FINANCIAL HIGHLIGHTS
FOR THE PERIOD INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Class A
November 30, 2005 (e) through October 31, 2006	$15.00	$0.43	(f)	$0.52	$0.95	$(0.03)	$15.92

Class C
November 30, 2005 (e) through October 31, 2006	15.00	0.34	(f)	0.54	0.88	(0.02)	15.86

Select Class
November 30, 2005 (e) through October 31, 2006	15.00	0.47	(f)	0.51	0.98	(0.03)	15.95

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The calculation of portfolio turnover rate excludes securities sold short and covers on securities sold short.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

22   HIGHBRIDGE FUNDS        OCTOBER 31, 2006

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expense for securities sold short)	Net expenses (excluding dividend expense for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate (b)(d)
6.32%	$34,345	3.19%	1.95%	3.00%	3.73%	2.49%	274%

5.88	27,614	3.75	2.45	2.38	4.30	3.00	274

6.55	787,116	2.96	1.70	3.24	3.49	2.23	274

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        HIGHBRIDGE FUNDS   23

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2006

1. Organization

JPMorgan Trust I (“JPM I”) (“the Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Highbridge Statistical Market Neutral Fund	Class A, Class C and Select Class

The Fund commenced operations on November 30, 2005.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge. No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Generally, short-term investments maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Fund applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B.  Repurchase Agreements — The Fund may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Fund requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

C.  Short Sales — The Fund engages in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is held by one broker. The Fund is subject to risk of loss if the broker were to fail to perform its obligation under the contractual terms. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

24   HIGHBRIDGE FUNDS        OCTOBER 31, 2006

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expenses on securities sold short less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-capital	Accumulated Undistributed (Overdistributed) Net Investment Income	Accumulated Net Realized Gain(Loss) on Investments
$(4)	$487	$(483)

The reclassification for the Fund relates primarily to dividend expense for securities sold short.

H.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual fee rate of 1.75%. Currently, the annual fee rate is 1.50% of the Fund’s average daily net assets. The fee is limited to 1.50% of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes.

OCTOBER 31, 2006        HIGHBRIDGE FUNDS   25

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2006 (continued)

The Advisor, on behalf of the Fund, has entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is majority owned by JPMorgan Fleming Asset Management Holdings, Inc. For its services as sub-advisor, HCM receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Fund in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements from the money market fund for the period ended October 31, 2006 was approximately $26,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended October 31, 2006, the Distributor retained the following amounts (in thousands):

Front End Sales Charge	CDSC
$564	$7

No Distribution fees or expenses were waived or reimbursed by the Distributor for the period ended October 31, 2006.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E.  Accounting Fees — JPMIS provides portfolio accounting services for the Fund. The amounts paid directly to JPMIS by the Fund for accounting services are included in Fund accounting fees in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.95%	2.45%	1.70%

The contractual expense limitation agreements were in effect for the period ended October 31, 2006. The expense limitation percentages in the table above are in place until at least February 29, 2008.

26   HIGHBRIDGE FUNDS        OCTOBER 31, 2006

For the period ended October 31, 2006, the Fund’s service providers waived fees and/or reimbursed expenses of the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$779	$34	$502	$1,315

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the period ended October 31, 2006, the Fund incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended October 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$1,501,234	$740,038	$1,949,875	$1,182,464

During the period ended October 31, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2006, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$813,655	$44,389	$5,671	$38,718

For the Fund, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the period ended October 31, 2006 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$59	$—	$59

OCTOBER 31, 2006        HIGHBRIDGE FUNDS   27

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2006 (continued)

At October 31, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or (Tax-Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$10,496	$—	$2,442

For the Fund, the cumulative timing differences primarily consist of wash sale loss deferrals.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and Custodial Trust Company (“CTC”) have entered into a financing arrangement. Under this arrangement, CTC provides an unsecured, uncommitted credit facility to the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate equal to the 30-day London Inter-Bank offered rate plus 100 basis points.

The Fund had no borrowings outstanding at October 31, 2006, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

From time to time, the Fund’s investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

28   HIGHBRIDGE FUNDS        OCTOBER 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and Shareholders of
Highbridge Statistical Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Highbridge Statistical Market Neutral Fund (a portfolio of JPMorgan Trust I, hereafter referred to as the “Fund”) at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period November 30, 2005 (commencement of operations) through October 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2006

OCTOBER 31, 2006        HIGHBRIDGE FUNDS   29

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.
Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.
John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.
Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.
Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

30   HIGHBRIDGE FUNDS        OCTOBER 31, 2006

Name (Year of Birth); Positions With the Fund	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2006        HIGHBRIDGE FUNDS   31

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

32   HIGHBRIDGE FUNDS        OCTOBER 31, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 until 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

OCTOBER 31, 2006        HIGHBRIDGE FUNDS   33

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
October 31, 2006

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006, and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2006	Ending Account Value, October 31, 2006	Expenses Paid During May 1, 2006 to October 31, 2006*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$1,040.50	$16.56	3.22%
Hypothetical	1,000.00	1,008.97	16.31	3.22
Class C
Actual	1,000.00	1,038.00	19.11	3.72
Hypothetical	1,000.00	1,006.45	18.81	3.72
Select Class
Actual	1,000.00	1,041.80	15.28	2.97
Hypothetical	1,000.00	1,010.23	15.05	2.97

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

34   HIGHBRIDGE FUNDS        OCTOBER 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of the of the investment advisory agreement for the Fund whose annual report is contained herein (“Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, the benefits that had been derived by the Fund from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed

OCTOBER 31, 2006        HIGHBRIDGE FUNDS   35

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Highbridge Statistical Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Fund. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered performance data since inception in a report prepared by Management and expense information in a report prepared by Lipper. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor and the independent consultant. The determinations made by the Trustees with respect to the Fund’s performance, is summarized below:

The Trustees noted that the prospects for acceptable performance of the Highbridge Statistical Market Neutral Fund appeared strong based on both the team and investment approach proposed for the Highbridge Statistical Market Neutral Fund. The Trustees requested the Fund’s Advisor to similarly review the Fund with members of the Money Market and Alternative Products subcommittee at each of their regular meetings over the course of the year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management

36   HIGHBRIDGE FUNDS        OCTOBER 31, 2006

fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Highbridge Statistical Market Neutral Fund’s fee was considered reasonable recognizing that the net advisory fee was in the third quintile and the total actual expenses were in the second quintile of its Universe Group.

OCTOBER 31, 2006        HIGHBRIDGE FUNDS   37

TAX LETTER
(Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended October 31, 2006:

Dividend Received Deduction
25.37%

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2006, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the maximum amount of ordinary income distributions to be treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
$59

38   HIGHBRIDGE FUNDS        OCTOBER 31, 2006

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THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. October 2006.	AN-HSMN-1006

ANNUAL REPORT OCTOBER 31, 2006

JPMorgan Funds

Equity

Funds

JPMorgan Equity Income II Fund
    (formerly JPMorgan Tax Aware Large Cap Value Fund)

CONTENTS

President’s Letter	1
Fund Commentary:
JPMorgan Equity Income II Fund	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	17
Trustees	18
Officers	20
Schedule of Shareholder Expenses	22
Board Approval of Investment Advisory Agreement	23
Tax Letter	26

HIGHLIGHTS

•	FOMC employed consistent schedule of rate hikes until August 2006

•	Treasury prices and yields varied as investors tried to anticipate the Fed’s next move

•	Labor market showed great improvement, with reduced jobless claims and unemployment rates

•	Housing data fluctuated during the period before stabilizing in October

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
NOVEMBER 15, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Equity Income II Fund. Inside, you’ll find information detailing the performance of the Fund for the period ended October 31, 2006, along with a report from the portfolio managers.

“Market sentiment appears to have become more optimistic, in light of recent data on inflation and economic growth.”

The U.S. economy grew at a 1.8% annual pace in the fourth quarter of 2005, a slowdown from 4.1% in the previous quarter. The decline was due in large part to a decrease in auto sales and effects of Hurricane Katrina. However, the economy demonstrated resilience at the start of 2006, with the labor market showing great improvement as jobless claims edged below 300,000 and the unemployment rate dropped to 4.7%. Consumer confidence was volatile throughout the period, affected by rising interest rates and high energy prices. The Conference Board Consumer Confidence Index hit 103.8 in December 2005, and continued to rise through April when it reached 109.6, despite oil prices topping $75 a barrel. In August, the Index fell below 100 for the first time since November 2005, before moving higher in October, ending the month at 105.4.

Housing data fluctuated, while new home sales rose to a record 1.28 million for all of 2005, sales of existing homes fell in December to their lowest point in nearly two years. By March, home starts fell while sales of new homes increased. By July, data reflected a continued slowdown in the housing sector with new and existing home sales declining, with the latter falling for the third consecutive month. Autumn brought a tentative sign of stabilization in the market, as falling home prices prompted an increase of 5.3% in new home sales in October.

Equity Markets Steady

As 2005 ended positively for equity markets, the new year started with the Dow Jones Industrial Average (DJIA) rising above 11,000 for the first time since 2001. Robust consumer spending, employment and manufacturing reports supported positive market returns early in the year. In the spring, U.S. equities were boosted by strong corporate earnings data, but the second quarter ended mixed with investors reacting to weak regional manufacturing reports, and Federal Reserve (Fed) statements hinting that the two-year string of rate increases could end. Late in the period, the NASDAQ Composite and the S&P 500 Indexes rose along with the DJIA, which presented its best third quarter in over a decade, in part due to lower oil prices and reports showing stronger consumer sentiment and expanded business activity.

Federal Reserve Halts String of Rate Increases

While interest rate hikes by the Federal Open Market Committee (FOMC) were on a consistent 25-basis point (bps) schedule, the year did include the transition from long-time Fed Chairman Alan Greenspan to new Chairman Ben S. Bernanke. While rates had been steadily increased since June 2004, the market consensus by the spring was that the FOMC was near the end of its tightening cycle. However, comments by Bernanke in March sparked a reassessment. On March 28, the first FOMC meeting chaired by Bernanke, the fed funds rate was increased by 25 bps, the 15th consecutive rate increase since June 2004. Yet, toward the end of the period, the Fed did not increase rates at the meeting on August 8, then again at the September 20 meeting, noting that economic growth was likely to strengthen next year as the housing correction eases and that “economic expansion would probably track close to the rate of growth of the economy’s potential next year and in 2008.”

Treasuries Fluctuate

Treasury yields varied as investors tried to anticipate the Fed’s next move. By the end of 2005, two-year Treasuries were trading at 4.40% before moving slightly upward in early 2006. The 30-year Treasury declined slightly in late 2005 to 4.54% before increasing to 4.90% by the end of March. A weaker-than-anticipated non-farm payrolls report in June led to a rally in both Treasuries and municipals, but growing fears of inflation and an increase in primary and secondary supply led to a significant pullback. Treasury and municipal prices continued to stabilize in September on favorable economic data. A drop in U.S. consumer confidence in October led to a rally in Treasuries, with the 30-year long bond yielding 4.72%.

Outlook

Market sentiment appears to have become more optimistic, in light of recent data on both inflation and economic growth. However, a continuing tight labor market and evidence of consumer resilience may lead to a resurgence of concern about inflation, which would likely unsettle the equity markets, as it could bring the possibility of further monetary tightening into the picture. We believe that the economy should ultimately enjoy a soft landing but expect some more anxious moments along the way.

On behalf of all of us at JPMorgan Asset Management, thank you for the continued confidence and trust you have placed in us. We look forward to serving your investment needs for many years to come.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

OCTOBER 31, 2006        JPMORGAN EQUITY FUNDS   1

JPMorgan Equity Income II Fund*
    (formerly JPMorgan Tax Aware Large Cap Value Fund)

FUND COMMENTARY
AS OF OCTOBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year-End	October 31
Net Assets as of 10/31/2006 (In Thousands)	$366,765
Primary Benchmark**	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Equity Income II Fund, which seeks current income and as a secondary objective, capital appreciation, returned 19.16% (Select Class Shares) over the 12 months ended October 31, 2006, compared to the 16.34% return for the S&P 500 Index over the same period.***

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due to stock selection in the financial, materials and consumer staples sectors. In particular, Hewlett-Packard Co. added to returns during the period. The company’s shares advanced on the back of success in the personal computer, printer and enterprise business markets. The Fund’s exposure to Raytheon Co. also had a positive impact on performance. The company reported strong revenue and earnings, driven by continued demand for defense systems.

On the negative side, stock selection in the telecommunication service, healthcare and industrials sectors hurt performance. Pfizer Inc. was a top detractor, as the company’s shares sold off due to Securities and Exchange Commission (SEC) requests for documentation pertaining to its Cox-2 painkiller, Bextra. Investors were also concerned about a patent challenge to the company’s largest-selling drug, Lipitor. Sprint Nextel Corp. also hurt returns, as the company posted a decline in second-quarter profit and lowered its earnings outlook for the remainder of the year due to weaker-than-expected business and relentless wireless competition.

Q:	HOW WAS THE FUND MANAGED?

A:	Effective September 15, the Fund underwent several changes. It is now managed with a primary objective to provide current income, with capital appreciation being secondary. The Fund is no longer managed in a tax-sensitive manner. A new portfolio management team as well as a new benchmark for performance comparison are also in place. The Fund seeks to keep its dividend yield above that of the S&P 500 Index. To accomplish this objective, the Fund has been gradually transitioned to have greater exposure to stocks with above-average dividend yields.

PORTFOLIO COMPOSITION****

Financials	35.4%
Consumer Discretionary	11.5
Energy	11.5
Industrials	8.5
Consumer Staples	7.2
Health Care	6.1
Utilities	5.9
Telecommunication Services	5.0
Materials	4.2
Information Technology	4.0

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****

1.	Exxon Mobil Corp.	5.5%
2.	Bank of America Corp.	4.7
3.	Freddie Mac	2.8
4.	Citigroup, Inc.	2.6
5.	Altria Group, Inc.	2.4
6.	Verizon Communications, Inc.	2.3
7.	Wells Fargo & Co.	2.2
8.	General Electric Co.	2.1
9.	Wyeth	2.1
10.	Chevron Corp.	2.0

*	The Fund’s name was changed from JPMorgan Tax Aware Large Cap Value Fund to JPMorgan Equity Income II Fund on September 15, 2006. Its investment objective and strategies also changed on the same date.

**	The Fund’s benchmark changed to the S&P 500 Index effective September 15, 2006.

***	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

****	Percentages indicated are based upon net assets as of October 31, 2006. The Fund’s composition is subject to change.

2   JPMORGAN EQUITY FUNDS        OCTOBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	19.16%	8.98%	6.94%

TEN YEAR FUND PERFORMANCE (10/31/96 TO 10/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 15, 2006, the Fund’s investment objective and strategies changed. The Fund is no longer managed in a tax-sensitive manner. The Fund’s past performance would have been different if the Fund was managed using the current objective and strategies.

The Fund commenced operations on January 1, 1997.

The performance data for the Select Class Shares includes performance of a common trust fund for periods prior to the commencement of operations of the Fund on January 1, 1997. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income II Fund, S&P 500 Index, Russell 1000® Value Index, Lipper Large Cap Value Index and Lipper Equity Income Funds Index from October 31, 1996 to October 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index and the Russell 1000® Value Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large Cap Value Index and the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Russell 1000® Value Index measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large Cap Value Index and the Lipper Equity Income Funds Index represent the total returns of the funds in the indicated categories, as defined by Lipper, Inc. The Fund compares its performance to the S&P 500 Index and the Lipper Equity Income Funds Index because the advisor believes that the new benchmark and peer group are more appropriate as they more accurately reflect the Fund’s new investment strategy. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

OCTOBER 31, 2006        JPMORGAN EQUITY FUNDS   3

JPMorgan Equity Income II Fund
    (formerly JPMorgan Tax Aware Large Cap Value Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.3%
	Common Stocks — 97.4%
	Aerospace & Defense — 2.7%
20	Armor Holdings, Inc. (a)	1,035
24	Honeywell International, Inc.	998
66	Raytheon Co.	3,311
71	United Technologies Corp.	4,696
		10,040
	Auto Components — 1.3%
59	Johnson Controls, Inc.	4,816
	Beverages — 2.6%
58	Anheuser-Busch Cos., Inc.	2,726
88	Coca-Cola Co. (The)	4,093
37	Molson Coors Brewing Co., Class B	2,660
		9,479
	Capital Markets — 4.1%
88	Bank of New York Co., Inc. (The)	3,035
26	Goldman Sachs Group, Inc.	4,887
29	Merrill Lynch & Co., Inc.	2,541
52	Morgan Stanley	3,997
24	W.P. Carey & Co. LLC	705
		15,165
	Chemicals — 1.3%
26	Air Products & Chemicals, Inc.	1,819
69	Celanese Corp., Class A	1,428
21	PPG Industries, Inc.	1,450
		4,697
	Commercial Banks — 7.3%
39	Compass Bancshares, Inc.	2,177
42	Marshall & Ilsley Corp.	2,030
44	PNC Financial Services Group, Inc.	3,059
31	SunTrust Banks, Inc.	2,465
144	U.S. Bancorp	4,886
71	Wachovia Corp.	3,927
226	Wells Fargo & Co.	8,205
		26,749
	Commercial Services & Supplies — 0.7%
53	Pitney Bowes, Inc.	2,471
	Communications Equipment — 0.5%
89	Corning, Inc. (a)	1,817
	Computers & Peripherals — 1.0%
99	Hewlett-Packard Co.	3,823
	Construction Materials — 1.4%
45	Cemex S.A. de C.V., ADR (Mexico) (a)	1,390
47	Vulcan Materials Co.	3,805
		5,195
	Consumer Finance — 0.5%
31	American Express Co.	1,807
	Containers & Packaging — 1.1%
51	Ball Corp.	2,121
49	Temple-Inland, Inc.	1,917
		4,038
	Distributors — 0.5%
37	Genuine Parts Co.	1,661
	Diversified Financial Services — 8.1%
322	Bank of America Corp.	17,326
56	CIT Group, Inc.	2,913
191	Citigroup, Inc.	9,601
		29,840
	Diversified Telecommunication Services — 5.0%
73	AT&T, Inc.	2,483
56	BellSouth Corp.	2,530
79	Consolidated Communications Holdings, Inc.	1,456
228	Verizon Communications, Inc.	8,424
242	Windstream Corp.	3,319
		18,212
	Electric Utilities — 3.9%
38	American Electric Power Co., Inc.	1,562
92	Edison International	4,096
72	FirstEnergy Corp.	4,219
48	FPL Group, Inc.	2,472
11	ITC Holdings Corp.	391
68	Northeast Utilities	1,698
		14,438
	Food & Staples Retailing — 0.2%
26	SUPERVALU, INC.	872
	Food Products — 0.6%
21	General Mills, Inc.	1,182
22	Kellogg Co.	1,117
		2,299
	Gas Utilities — 0.5%
52	AGL Resources, Inc.	1,939
	Health Care Providers & Services — 0.5%
23	WellPoint, Inc. (a)	1,791

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN EQUITY FUNDS        OCTOBER 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Common Stocks — Continued
	Hotels, Restaurants & Leisure — 2.1%
22	Harrah’s Entertainment, Inc.	1,657
87	McDonald’s Corp.	3,660
55	Royal Caribbean Cruises Ltd.	2,244
		7,561
	Household Durables — 0.8%
24	Fortune Brands, Inc.	1,821
40	Toll Brothers, Inc. (a)	1,165
		2,986
	Household Products — 0.6%
24	Clorox Co.	1,517
10	Kimberly-Clark Corp.	692
		2,209
	Independent Power Producers & Energy Traders — 0.4%
22	TXU Corp.	1,408
	Industrial Conglomerates — 2.1%
216	General Electric Co.	7,580
	Insurance — 6.7%
43	Allstate Corp. (The)	2,632
118	Chubb Corp.	6,277
79	Genworth Financial, Inc., Class A	2,648
33	Hartford Financial Services Group, Inc.	2,914
33	IPC Holdings Ltd. (Bermuda)	976
33	MBIA, Inc.	2,016
73	Old Republic International Corp.	1,634
40	Protective Life Corp.	1,757
75	St. Paul Travelers Cos., Inc. (The)	3,836
		24,690
	IT Services — 0.5%
54	Accenture Ltd., Class A	1,763
	Machinery — 0.7%
18	Deere & Co.	1,538
21	Dover Corp.	976
		2,514
	Marine — 0.5%
88	Seaspan Corp. (China)	1,921
	Media — 2.9%
80	Citadel Broadcasting Corp.	823
60	Clear Channel Communications, Inc.	2,091
20	Omnicom Group, Inc.	2,050
159	Regal Entertainment Group, Class A	3,298
53	Time Warner, Inc.	1,063
141	Westwood One, Inc.	1,119
		10,444
	Metals & Mining — 0.4%
20	United States Steel Corp.	1,328
	Multi-Utilities — 1.1%
71	Duke Energy Corp.	2,250
44	PG&E Corp.	1,894
		4,144
	Multiline Retail — 0.6%
28	J.C. Penney Co., Inc.	2,093
	Office Electronics — 0.7%
144	Xerox Corp. (a)	2,442
	Oil, Gas & Consumable Fuels — 11.0%
62	Buckeye GP Holdings LP	986
109	Chevron Corp.	7,322
120	ConocoPhillips	7,201
66	Energy Transfer Equity LP	1,902
284	Exxon Mobil Corp.	20,294
11	Marathon Oil Corp.	910
24	Royal Dutch Shell plc ADR (Netherlands)	1,692
		40,307
	Pharmaceuticals — 5.6%
18	Eli Lilly & Co.	1,014
35	GlaxoSmithKline plc ADR (United Kingdom)	1,882
39	Johnson & Johnson	2,655
25	Kos Pharmaceuticals, Inc. (a)	1,232
226	Pfizer, Inc.	6,017
148	Wyeth	7,564
		20,364
	Real Estate Investment Trusts (REITs) — 4.9%
16	Agree Realty Corp.	558
42	Apartment Investment & Management Co.	2,405
15	Douglas Emmett, Inc. (a)	367
30	Global Signal, Inc.	1,634
95	Host Hotels & Resorts, Inc.	2,195
50	iStar Financial, Inc.	2,330
22	Public Storage, Inc.	1,929
67	Rayonier, Inc.	2,738
37	Regency Centers Corp.	2,699
48	U-Store-It Trust	1,061
		17,916

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN EQUITY FUNDS   5

JPMorgan Equity Income II Fund
    (formerly JPMorgan Tax Aware Large Cap Value Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2006 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Common Stocks — Continued
	Road & Rail — 1.3%
91	Norfolk Southern Corp.	4,777
	Semiconductors & Semiconductor Equipment — 0.5%
82	Intel Corp.	1,750
	Software — 0.8%
101	Microsoft Corp.	2,906
	Specialty Retail — 0.8%
105	Limited Brands, Inc.	3,097
	Textiles, Apparel & Luxury Goods — 1.1%
54	VF Corp.	4,135
	Thrifts & Mortgage Finance — 3.8%
146	Freddie Mac	10,106
100	New York Community Bancorp, Inc.	1,637
55	Washington Mutual, Inc.	2,343
		14,086
	Tobacco — 3.2%
109	Altria Group, Inc.	8,829
49	Loews Corp. — Carolina Group	2,827
		11,656
	Transportation Infrastructure — 0.5%
61	Macquarie Infrastructure Co. Trust	1,820
	Total Common Stocks (Cost $283,184)	357,046
	Preferred Stock — 0.5%
	Oil, Gas & Consumable Fuels — 0.5%
2	El Paso Corp., 4.99%, 12/31/49 (Cost $1,536)	1,941

PRINCIPAL AMOUNT($)
Convertible Bond — 1.4%
	Media — 1.4%
4,320	Liberty Media Corp., 0.75%, 03/30/23 (Cost $4,663)	5,108
	Total Investments — 99.3% (Cost $289,383)	364,095
	Other Assets in Excess of Liabilities — 0.7%	2,670
	NET ASSETS — 100.0%	$366,765

ABBREVIATIONS:

(a)	—	Non-income producing security.

ADR	—	American Depositary Receipt.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN EQUITY FUNDS        OCTOBER 31, 2006

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2006
(Amounts in thousands, except per share amounts)

	Equity Income II Fund
ASSETS:
Investments in non-affiliates, at value	$364,095
Cash	—	(a)
Receivables:
Investment securities sold	5,203
Fund shares sold	2
Interest and dividends	394
Total Assets	369,694

LIABILITIES:
Payables:
Dividends	378
Interfund lending	2,030
Fund shares redeemed	182
Accrued liabilities:
Investment advisory fees	117
Administration fees	32
Shareholder servicing fees	79
Custodian and accounting fees	19
Trustees’ and Officers’ fees	26
Other	66
Total Liabilities	2,929
Net Assets	$366,765

NET ASSETS:
Paid in capital	$230,654
Accumulated undistributed (distributions in excess of) net investment income	15
Accumulated net realized gains (losses)	61,384
Net unrealized appreciation (depreciation)	74,712
Total Net Assets	$366,765
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Select Class	13,879
Net Asset Value:
Select Class — Offering and redemption price per share	$26.43
Cost of investments	$289,383

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN EQUITY FUNDS   7

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2006
(Amounts in thousands)

Equity Income II Fund
INVESTMENT INCOME:
Dividend income	$11,816
Interest income	106
Dividend income from affiliates (a)	180
Foreign taxes withheld	(1)
Total investment income	12,101

EXPENSES:
Investment advisory fees	2,038
Administration fees	521
Shareholder servicing fees	1,274
Custodian and accounting fees	69
Interest expense	6
Professional fees	54
Trustees’ and Officers’ fees	8
Printing and mailing costs	49
Registration and filing fees	21
Transfer agent fees	55
Other	14
Total Expenses	4,109
Less amounts waived	(10)
Less earnings credits	(1)
Net expenses	4,098
Net Investment Income (Loss)	8,003

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	114,032
Change in net unrealized appreciation (depreciation) of investments	(39,149)
Net realized/unrealized gains (losses)	74,883
Change in net assets resulting from operations	$82,886

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN EQUITY FUNDS        OCTOBER 31, 2006

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Equity Income II Fund
	Year Ended 10/31/2006	Year Ended 10/31/2005
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,003	$7,942
Net realized gain (loss)	114,032	4,822
Change in net unrealized appreciation (depreciation)	(39,149)	30,326
Change in net assets resulting from operations	82,886	43,090

DISTRIBUTIONS TO SHAREHOLDERS:
Select Class
From net investment income	(7,560)	(7,915)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(265,132)	(17,357)

NET ASSETS:
Change in net assets	(189,806)	17,818
Beginning of period	556,571	538,753
End of period	$366,765	$556,571
Accumulated undistributed (distributions in excess of) net investment income	$15	$(412)

CAPITAL TRANSACTIONS:
Select Class
Proceeds from shares issued	$39,292	$198,592
Subscription in-kind (See Note 8)	122,843	—
Dividends reinvested	450	565
Cost of shares redeemed	(388,112)	(216,514)
Redemption in-kind (See Note 8)	(39,605)	—
Change in net assets from Select Class capital transactions	$(265,132)	$(17,357)

SHARE TRANSACTIONS:
Select Class
Issued	1,652	8,890
Subscription in-kind (See Note 8)	5,212	—
Reinvested	19	25
Redeemed	(16,107)	(9,627)
Redemption in-kind (See Note 8)	(1,610)	—
Change in Select Class Shares	(10,834)	(712)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN EQUITY FUNDS   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Select Class

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Equity Income II Fund
Year Ended October 31, 2006 (d)	$22.52	$0.39	$3.89	$4.28	$(0.37)	$—	$(0.37)
Year Ended October 31, 2005	21.19	0.29	1.33	1.62	(0.29)	—	(0.29)
Year Ended October 31, 2004	18.65	0.25	2.56	2.81	(0.27)	—	(0.27)
Year Ended October 31, 2003	16.01	0.26	2.64	2.90	(0.26)	—	(0.26)
January 1, 2002 to October 31, 2002 (e)	19.74	0.22	(3.74)	(3.52)	(0.21)	—	(0.21)
November 1, 2001 to December 31, 2001 (f)	18.44	0.03	1.30	1.33	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Effective September 15, 2006, the Fund’s investment objective and strategies changed. See Note 1 in the Notes to Financial Statements.

(e)	The Fund changed its fiscal year end from December 31 to October 31.

(f)	The Fund changed its fiscal year end from October 31 to December 31.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN EQUITY FUNDS        OCTOBER 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 26.43	19.16%	$366,765	0.80%	1.57%	0.81%	63%
22.52	7.67	556,571	0.81	1.31	0.81	77
21.19	15.12	538,753	0.85	1.20	0.85	39
18.65	18.34	349,000	0.85	1.55	0.85	33
16.01	(17.94)	327,000	0.79	1.43	0.85	80
19.74	7.20	415,000	0.69	0.91	0.85	0

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2006        JPMORGAN EQUITY FUNDS   11

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2006

1. Organization

JPMorgan Trust I (“JPM I”) (“the Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate Fund of the Trust:

Classes Offered
Equity Income II Fund	Select Class

The Board of Trustees approved the name change from JPMorgan Tax Aware Large Cap Value Fund to JPMorgan Equity Income II Fund (the “Fund”), along with a change to the investment objective and strategies effective September 15, 2006. The Fund is no longer managed in a tax-sensitive manner.

Effective September 15, 2006, the Fund has been publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in its prospectus.

No sales charges are assessed with respect to the Select Class Shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Fund applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

D. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to

12   JPMORGAN EQUITY FUNDS        OCTOBER 31, 2006

distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

E. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least monthly. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$25,974	$(16)	$(25,958)

The reclassifications for the Fund relates primarily to redemptions in-kind, equalization and REIT adjustments.

G. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Fund in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers and/or reimbursements from the money market funds for the period ended October 31, 2006 was approximately $7,000.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, under which the Distributor provides certain support services

OCTOBER 31, 2006        JPMORGAN EQUITY FUNDS   13

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2006 (continued)

to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to an annual rate of 0.25% of the Fund’s average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

No Shareholder Servicing fees or expenses were waived or reimbursed by the Distributor for the year ended October 31, 2006.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly owned subsidiary of JPMorgan, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.85% of the Fund’s average daily net assets.

The contractual expense limitation agreements were in effect for the year ended October 31, 2006. The expense limitation percentage above is in place until at least February 29, 2008.

For the year ended October 31, 2006, the Fund’s service providers waived fees and/or contractually reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Total
$10	$10

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Sub-administrator. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended October 31, 2006, the Fund incurred approximately $64,000 as brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$315,062	$665,919

During the year ended October 31, 2006, there were no purchases or sales of U.S. Government securities.

14   JPMORGAN EQUITY FUNDS        OCTOBER 31, 2006

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2006, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$290,465	$74,128	$498	$73,630

For the Fund, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$7,560	$7,560

The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$7,915	$7,915

At October 31, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$428	$62,466	$73,630

For the Fund, the cumulative timing differences primarily consist of wash sale loss deferrals, dividends payable and deferred compensation.

During the year ended October 31, 2006, the Fund utilized approximately $25,216,000 of capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

OCTOBER 31, 2006        JPMORGAN EQUITY FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2006 (continued)

The outstanding borrowings from JPMorgan Liquid Assets Money Market Fund and average borrowings for the year ended October 31, 2006, were as follows (amounts in thousands):

Outstanding Balance at October 31, 2006	Average Borrowings	Number of Days Used	Interest Paid
$2,030	$1,238	32	$5

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured uncommitted credit facility is included in Interest expense in the Statement of Operations

7. Concentrations and Indemnifications

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

From time to time, the Fund’s investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

8. Transfers-in-Kind

For the year ended October 31, 2006, certain shareholders of the Fund redeemed Select Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for shares of the Fund. Cash and portfolio securities were transferred on the dates, at the market values listed, and gains for book purposes which resulted from the redemptions in-kind are listed below (amounts in thousands):

Date	Market Value	Realized Gains	Type
03/22/06	$14,040	$4,722	Redemption in-kind
05/12/06	25,565	8,037	Redemption in-kind
	39,605	12,759

After the close of business on February 3, 2006, the JPMorgan Chase Bank Equity Income Trust, a common trust fund managed by JPMCB, transferred securities in-kind to the Fund in a tax-free exchange. The JPMorgan Chase Bank Equity Income Trust purchased approximately 5,212,000 Select Class Shares of the Fund and the Fund received portfolio securities with a market value of approximately $122,843,000, including net unrealized appreciation of approximately $33,833,000, in exchange for these shares. The cost basis of the portfolio securities transferred to the Fund is equal to the JPMorgan Chase Bank Equity Income Trust’s cost of the securities at the time of the in-kind transfer.

16   JPMORGAN EQUITY FUNDS        OCTOBER 31, 2006

Report of Independent Registered Public Accounting Firm

To the Trustees of JPMorgan Trust I and Shareholders of
Equity Income II Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Equity Income II Fund (a portfolio of JPMorgan Trust I, hereafter referred to as the “Fund”, and formerly the JPMorgan Tax Aware Large Cap Value Fund) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2006

OCTOBER 31, 2006        JPMORGAN EQUITY FUNDS   17

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.

Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.

John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.

Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.

Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

18   JPMORGAN EQUITY FUNDS        OCTOBER 31, 2006

Name (Year of Birth); Positions With the Fund	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

OCTOBER 31, 2006        JPMORGAN EQUITY FUNDS   19

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

20   JPMORGAN EQUITY FUNDS        OCTOBER 31, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

OCTOBER 31, 2006        JPMORGAN EQUITY FUNDS   21

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment at Beginning of Period
October 31, 2006

As a shareholder of the Fund, you incur ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006, and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For the Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2006	Ending Account Value, October 31, 2006	Expenses Paid During May 1, 2006 to October 31, 2006*	Annualized Expense Ratio
Equity Income II Fund
Select Class
Actual	$1,000.00	$1,073.60	$4.29	0.82%
Hypothetical	1,000.00	1,021.07	4.18	0.82

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

22   JPMORGAN EQUITY FUNDS        OCTOBER 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the Funds’ performance in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, the benefits that had been derived by the Fund from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing

OCTOBER 31, 2006        JPMORGAN EQUITY FUNDS   23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Equity Income II Fund (formerly Tax Aware Large Cap Value Fund) had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Fund. The Trustees indicated that the written evaluation had been was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Fund’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to the Fund’s performance is summarized below:

The Trustees noted the Equity Income II Fund’s (formerly Tax Aware Large Cap Value Fund) performance in the fourth, third and fourth quintiles for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance of the Fund with the Advisor and were satisfied with the actions being taken.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to

24   JPMORGAN EQUITY FUNDS        OCTOBER 31, 2006

the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Equity Income II Fund’s (formerly Tax Aware Large Cap Value Fund) fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the second quintile of its Universe Group.

OCTOBER 31, 2006        JPMORGAN EQUITY FUNDS   25

TAX LETTER
(Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended October 31, 2006:

Dividend Received Deduction
100%

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2006, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the maximum amount of ordinary income distributions to be treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
$7,561

Long-term Capital Gain Designation — 15%

The Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended October 31, 2006 (amounts in thousands):

15% Long-term Capital Gain Distribution
$13,243

26   JPMORGAN EQUITY FUNDS        OCTOBER 31, 2006

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http: //www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. October 2006.	AN-EQINCII-1006

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2)

 If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)     Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES 2005 – $939,994 2006 – $984,900

(b)     Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis) 2004 – $9,397,000 2005 – $10,110,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c)     Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES 2005 – $261,600 2006 – $185,200

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2005 and 2006.

(d)     Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES 2005 – Not applicable 2006 – Not applicable

(e)     (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee will pre-approve the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee will annually review and pre-approve the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee will add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2)     Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2005 – 100.00% 2006 – 100.00%

(f)     If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g)     Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $25.5 million in 2004 and $19.1 million in 2005.

(h)     Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)     If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)     If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)     If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)     Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)     File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)     Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)     Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)     A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/_____________________________ George C.W. Gatch President and Principal Executive Officer January 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________ George C.W. Gatch President and Principal Executive Officer January 9, 2007

By:	/s/____________________________ Stephanie J. Dorsey Treasurer and Principal Financial Officer January 9, 2007